TOUCHSTONE LARGE COMPANY GROWTH FUND

a series of

TOUCHSTONE STRATEGIC TRUST

303 Broadway, Suite 1100

Cincinnati, Ohio 45202

(800) 638-8194

February 4, 2026

Dear Shareholder:

We have important information concerning your investment in the Touchstone Large Company Growth Fund (the “Target Fund”), a mutual fund series of Touchstone Strategic Trust (the “Target Trust”).  As a shareholder of the Target Fund, we wish to inform you that the Board of Trustees of the Target Trust has approved the conversion of the Target Fund to an exchange-traded fund (an “ETF”) through the reorganization of the Target Fund into the Touchstone Large Company Growth ETF (the “Acquiring ETF”), a newly created ETF series of the Touchstone ETF Trust (the “Acquiring Trust”) (the “Reorganization”). The Target Fund and the Acquiring ETF are referred to herein as the “Funds.” The Reorganization does not require shareholder approval. Following the Reorganization, you will hold shares of the Acquiring ETF instead of the Target Fund.

The Reorganization is taking place because the Board of Trustees of the Target Trust believes that it is in the best interests of the Target Fund and its shareholders to reorganize the Target Fund into the Acquiring ETF. We believe that the Target Fund and its shareholders will benefit from the Reorganization as the Acquiring ETF will have a lower total annual operating expense ratio than each class of the Target Fund and you will be able to buy and sell shares of the Acquiring ETF throughout the trading day.  In addition, the Acquiring ETF will be managed by the same investment adviser, Touchstone Advisors, Inc. (“Touchstone Advisors” or the “Adviser”), and sub-adviser, DSM Capital Partners, LLC (DSM), as the Target Fund. The Funds have the same investment goal and principal investment strategies.

Once you own shares of the Acquiring ETF, you will be able to purchase and sell Acquiring ETF shares throughout the trading day at the then-prevailing market price in the secondary market.  However, you may pay a brokerage commission to sell, or buy, Acquiring ETF shares. In addition, the Acquiring ETF shares will have a bid-ask spread, which is the difference between the highest price a buyer is willing to pay for ETF shares on the stock exchange, and the lowest price that a seller is willing to accept for ETF shares on the stock exchange. The bid-ask spread affects the price at which you are likely to be able to buy and sell ETF shares in the secondary market.  More specifically, the larger (or wider) the bid-ask spread, the farther away from net asset value the current market price is likely to be.  Your Target Fund shares, like all mutual fund shares, are purchased and redeemed at net asset value, so you did not experience such pricing variances when buying and selling Target Fund shares.

Pursuant to an Agreement and Plan of Reorganization, the Target Fund will transfer all of its assets and liabilities to the Acquiring ETF.  As a result of the Reorganization, you will receive shares of the Acquiring ETF that will have a total value as of the close of business on the closing date of the Reorganization equal to the total value of your shares in the Target Fund as of such time.  The Target Fund will then cease operations and terminate.  The Reorganization is expected to be completed on or about March 13, 2026.

In the Reorganization, you will receive shares of the Acquiring ETF with the same aggregate net asset value as your shares of the Target Fund immediately prior to the Reorganization, except you will receive cash equal to the net asset value of any fractional shares held at such time. The conversion of fractional Acquiring ETF shares to cash may be subject to fees and expenses and will be a taxable event. In addition, if your Target Fund shares are held outside of a brokerage account or are held in an account that cannot accept Acquiring ETF shares at the time of the Reorganization, Acquiring ETF shares received in the Reorganization will be held by a stock transfer agent, BNY Mellon Investment Servicing (US) Inc. (“BNYM”), until a brokerage account is identified into which BNYM can transfer the shares. However, if you hold your Target Fund shares through a direct individual retirement account (“IRA”) or a Coverdell Education Savings account (“CESA”) held with the Target Fund at the time of the Reorganization, your Target Fund shares will be exchanged for an equivalent share class of the Touchstone Ultra Short Duration Fixed Income Fund and such exchange will not be a tax-reportable event. Finally, if you hold your shares of the Target Fund through an account with a financial intermediary that is not able to hold shares of the Acquiring ETF, like many group retirement plans, your financial intermediary may transfer your investment in the Target Fund to a different investment option prior to the Reorganization. Please consult with your financial intermediary for more information on the impact that the Reorganization will have on you and your investments.

Please note that shares of an ETF can only be held through a brokerage account. You may need to take additional action prior to the Reorganization if you do not hold your Target Fund shares through a brokerage account. If you hold Target Fund shares directly with the Target Fund (“Direct Shareholder”) or do not hold Target Fund shares in a brokerage account, you need to take one of the following actions prior to the Reorganization:

1.	Transfer the custody of your Target Fund shares to the broker-dealer of your choice. We urge you to begin this process immediately if this is your preferred option. This is the option that we recommend. Please refer to “Important Information For Direct Shareholders” at the end of this letter for more information.

2.	Exchange your Target Fund shares for shares of another Touchstone mutual fund. You can do this by calling us at (800) 543-0407. You may also exchange your shares online via the Touchstone Funds’ website TouchstoneInvestments.com.

3.	Redeem your shares in the Target Fund. You can do this by calling us at (800) 543-0407. You may also redeem your shares online via the Touchstone Funds’ website: TouchstoneInvestments.com.

If you are a Direct Shareholder and you fail to take any action, your shares will be converted into shares of the Acquiring ETF and held by a stock transfer agent, BNYM, waiting for your instructions.1 Additionally, if you are a Direct Shareholder who holds Target Fund shares through a direct IRA or CESA held with the Target Fund and do not take action prior to the Reorganization, your Target Fund shares will be exchanged for an equivalent share class of the Touchstone Ultra Short Duration Fixed Income Fund.  We will continue to contact you to assist you in transferring your shares into a brokerage account.

We have enclosed a Prospectus/Information Statement that describes the Reorganization proposal in greater detail, as well as important information about the Acquiring ETF.

Sincerely,

Terrie A. Wiedenheft
President
Touchstone Strategic Trust

1 Shares held by this stock transfer agent are held subject to applicable state and federal law concerning unclaimed property.

IMPORTANT INFORMATION FOR DIRECT SHAREHOLDERS

Am I a Direct Shareholder?

You are a “Direct Shareholder” if your shares are held directly by the Target Fund at its transfer agent (“Transfer Agent”).

How do I know if I hold my shares directly?

If you receive quarterly statements from Touchstone Funds, then you hold your shares directly. If your shares in the Target Fund are listed as a position on a statement from your brokerage firm, then you already hold your shares in a brokerage account. If you are uncertain, please call (800) 543-0407 and ask if you’re a Direct Shareholder. Additionally, if you hold your shares directly you may receive separate communications from us including email, regular mail, express delivery and via telephone.

As mentioned above, you have the same options to redeem or exchange your shares if you do not wish to hold ETF shares. To exchange or redeem, please call Shareholder Services at (800) 543-0407.

How do I transfer my Target Fund shares to be held through a brokerage account?

Transferring your shares from the Transfer Agent to a brokerage account should be a simple process. If you have a brokerage account or a relationship with a brokerage firm, please talk to your advisor/broker and inform them that you would like to transfer a mutual fund position that you hold directly with the Target Fund into your brokerage account. If you don’t have a brokerage account or a relationship with a brokerage firm, you will need to open an account. It is possible that opening or maintaining a brokerage account will involve a fee, but most major brokerage firms do not charge a fee to open or maintain an account.

We suggest you provide your broker with a copy of your statement from the Target Fund. Your broker will require the Target Fund’s account number, which can be found on your statement. Your broker will help you complete a form to initiate the transfer. Once you sign this form, your broker will submit the form to the Transfer Agent directly and the shares will be transferred into your brokerage account.

The sooner you initiate the transfer, the better. If you have any questions about this process or need assistance, call us at (800) 543-0407.

This step is only required by Direct Shareholders who hold their shares directly with the Transfer Agent. If you already hold your shares in a brokerage account, you can ignore this section.

QUESTIONS & ANSWERS

We recommend that you read the enclosed Prospectus/Information Statement.  In addition to the detailed information in the Prospectus/Information Statement, the following questions and answers provide an overview of key features of the Reorganization.

Q.            Why are we sending you the Prospectus/Information Statement?

A.           On August 14, 2025, the Board of the Target Trust approved the Reorganization of the Target Fund into the Acquiring ETF.  The Reorganization does not require shareholder approval. The Prospectus/Information Statement provides important information regarding the Reorganization and the Acquiring ETF.

Q.           Why has the Board recommended the Reorganization proposal?

A.           Touchstone Advisors and the Board believe that operating the Target Fund as an ETF is in the best interests of the Target Fund and its shareholders. Among other reasons, we believe that operating the Target Fund as an ETF will offer you a number of advantages that will benefit you following the Reorganization, including:

●	Lower Total Expense Ratio: After the Reorganization, the Acquiring ETF will operate with a lower total expense ratio and lower net expense ratio than each share class of the Target Fund. In addition, to ensure that you benefit from a lower overall fee structure, the Adviser has agreed to a contractual expense limitation agreement for the Acquiring ETF to ensure that the net total annual operating expenses of the Acquiring ETF are lower than the net total annual operating expenses of each share class of the Target Fund. This contractual expense limitation agreement for the Acquiring ETF will remain in place through at least March 31, 2027.

●	Intraday Trading: The Acquiring ETF shares can be purchased and sold throughout the trading day at market value on the exchange. This means that if you decide to purchase or sell shares of the Acquiring ETF, you can do so right away at the then-prevailing market price. By contrast, with the Target Fund, you place your purchase or redemption order and your shares are redeemed at the next calculated NAV, which does not happen until the end of each trading day.

o	This means you will no longer purchase or redeem your shares for cash at the next determined NAV, but rather at the prevailing market price, which may be higher or lower, than the NAV.

o	Buying or selling shares of the Acquiring ETF may involve paying a brokerage commission. Additionally, because prices on the exchange may be higher or lower than the Acquiring ETF’s NAV, you may pay more than NAV when buying Acquiring ETF shares and receive less than NAV when selling Acquiring ETF shares.

●	Other Benefits: In addition, Touchstone Advisors believes, and the Board agreed, that operating the Acquiring ETF in the exchange-traded fund structure offers other potential benefits, such as reduced operational costs, increased tax efficiency associated with the ETF structure, and greater holdings transparency and liquidity.

After the Reorganization, you will still be invested in an open-end fund with the same investment goal, principal investment strategies and investment restrictions, operated by the same investment adviser, sub-adviser and portfolio management team but at a lower overall cost.

The Reorganization is designed to be a non-taxable event for you. However, if you hold fractional Target Fund shares as of the date of the Reorganization, you will receive cash equal to the net asset value (“NAV”) of such fractional shares in the Reorganization, which will cause you to recognize gain or loss for income tax purposes on the cash received for your fractional target Fund shares.  For example, if you hold 125.555 shares of the Target Fund at the time of the Closing, you will receive a cash distribution equal to the NAV of the 0.555 fractional share amount and the 125 shares will be reorganized into the Acquiring ETF.

In addition, if you hold Target Fund shares through a direct individual retirement account (“IRA”) or a Coverdell Education Savings account (“CESA”) held with Touchstone and you do not convert your IRA or CESA to a brokerage account, your Target Fund shares will be exchanged for an equivalent share class of the Touchstone Ultra Short Duration Fixed Income Fund, and such exchange will not be a tax-reportable event.

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Q.            What will happen to my existing shares?

A.            The Target Fund has four share classes, while the Acquiring ETF has a single share class. On or about March 12, 2026, each class of shares of the Target Fund will be consolidated into Institutional Class shares of the Target Fund (without a contingent deferred sales charge (a “CDSC”) or any other charge). Accordingly, after that date, all Target Fund shareholders will own Institutional Class shares.

In addition, prior to the Reorganization on or about March 13, 2026, the Target Fund will conduct a stock split at a ratio of approximately of 0.35-for-1 to 0.45-for-1 (old to new) based on the Target Fund’s March 11, 2026 net asset value, with the exact ratio to be determined on such date of the stock split (the “Split”), in order to decrease the NAV per share of the Institutional Class shares of the Target Fund to $25.00 per share. A shareholder’s total investment value, however, will not be affected by the Split – meaning, the value of your investment in the Target Fund will be the same before and after the Split. The Split will not be a taxable event, nor does it have an impact on the Target Fund's holdings or its performance.

The Reorganization is expected to occur on or about March 13, 2026. Immediately after the Reorganization, you will own shares of the Acquiring ETF that have a total value as of the close of business on the date of the Reorganization equal to the total value of your shares of the Target Fund as of such time (although the number of shares and the NAV per share may be different), with the exception of any fractional shares held in the Target Fund. Any fractional shares of the Target Fund held by shareholders will be redeemed for cash at the time of the Reorganization, and the Target Fund will distribute such redemption proceeds to those shareholders. The redemption of your fractional shares (if any) will likely be a taxable event.  Thus, you are encouraged to consult your tax advisor to determine the effect of any such redemption.

If your Target Fund shares are currently held outside of a brokerage account, see “What do I need to do to prepare for the Reorganization?” below for additional information with respect to your existing Target Fund shares.

Q.           How do the fees and expenses of the Funds compare?

A.            The Funds have the same advisory fee and sub-advisory fees. The Funds have expense limitation schedules that result in varying net expense ratios. The Acquiring ETF will have a lower net expense ratio than each share class of the Target Fund.

With respect to the Target Fund, Touchstone Advisors has agreed to waive a portion of its fees or reimburse certain Target Fund expenses (excluding dividend and interest expenses relating to short sales; interest; taxes; brokerage commissions and other transaction costs; portfolio transaction and investment related expenses, including expenses associated with the Target Fund's liquidity providers; other expenditures which are capitalized in accordance with U.S. generally accepted accounting principles; the cost of “Acquired Fund Fees and Expenses,” if any; and other extraordinary expenses not incurred in the ordinary course of business) in order to limit annual Target Fund operating expenses to 1.04%, 1.79%, 0.79% and 0.69% of average daily net assets for Classes A, C, Y and Institutional Class shares, respectively, through October 29, 2026 subject to change only by the Board. The net expense ratios of the Target Fund for the most recent fiscal year ended June 30, 2025 were 1.05%, 1.80%, 0.80% and 0.70% of average daily net assets for Classes A, C, Y and Institutional Class shares, respectively.

With respect to the Acquiring ETF, Touchstone Advisors has agreed to waive a portion of its fees or reimburse certain Acquired ETF expenses (subject to the same exclusions as the Target Fund) in order to limit annual Acquiring ETF operating expenses to 0.67% of average daily net assets through March 31, 2027 subject to change only by the Board. The net expense ratio of the Acquiring ETF is expected to be 0.67%.

Class A and Class C shares of the Target Fund incur 12b-1 fees and sales charges, which are not applicable to shares of the Acquiring ETF.

The section titled “Summary—Reorganization—How do the Funds’ fees and expenses compare?” of the Prospectus/Information Statement compares the fees and expenses of the Funds in detail and the section titled “The Funds’ Management—Expense Limitation Agreement” provides additional information regarding the expense limitation agreements.

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Q.           How do the Funds’ investment goals and principal investment strategies compare?

A.           The Target Fund and the Acquiring ETF have the same investment goal, which is to seek long-term capital appreciation. The Funds’ principal investment strategies are identical. Each Fund will invest, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of large capitalization issuers. Equity securities include, but are not limited to, common stocks, preferred stocks, securities convertible into common stocks, rights and warrants.

Q.          Who will manage the Acquiring ETF after the Reorganization?

A.            Touchstone Advisors and DSM serve as the investment adviser and sub-adviser, respectively, to the Target Fund and they will serve as the investment adviser and sub-adviser, respectively, to the Acquiring ETF. For more information, please see the sections of the Prospectus/Information Statement titled “Summary—Reorganization—Who will be the Adviser, Sub-Adviser, and Portfolio Manager of my Fund after the Reorganization?,” “The Funds’ Management—Investment Adviser” and “The Funds’ Management—Sub-Advisers and Portfolio Managers.”

Q.            What will change when the Target Fund is converted to an ETF?

A.            The Acquiring ETF is an exchange-traded investment company, known as an ETF. After the Reorganization, you will remain invested in a registered investment company, but it will be exchange traded, and you will own shares as you did before the Reorganization, but in the Acquiring ETF instead of the Target Fund. You will no longer purchase or redeem individual shares directly from the Fund. As a result, should you decide to purchase or sell shares of the Acquiring ETF after the Reorganization, you will place a trade through a broker-dealer who will execute your trade in the secondary market at the then-prevailing market price for the Acquiring ETF shares. Your broker may charge a commission for purchase and sale transactions of ETF shares.

The Acquiring ETF will be a fully-transparent, actively-managed ETF, which means that its portfolio holdings will be available on its website every trading day. The Acquiring ETF’s website will also contain other information about the Acquiring ETF, including the most recent end-of-day NAV and market price, premium or discount (i.e., difference between the most recent end-of-day NAV and market price) and historical bid-ask spread information.  Only certain financial institutions are permitted to purchase and redeem Acquiring ETF shares at NAV.  These institutions are referred to as “Authorized Participants,” and they are permitted to purchase and redeem ETF shares at NAV with the Acquiring ETF because they have entered into an agreement with the Acquiring Trust.

Q.            Are there any risks to owning ETFs that are different than the risks of owning mutual funds?

A.            Yes, there are some differences in risks, and all of these differences relate to the structure of ETFs. We discuss these risks fully in the Prospectus/Information Statement, but in summary:

●	The Acquiring ETF’s shares will be listed for trading on The Nasdaq Stock Market, LLC (“Nasdaq” or the “Exchange”), a U.S. stock exchange, and shares will be bought and sold in the secondary market at a market price. Although it is expected that the market price of an ETF share will approximate its NAV, there could be times when the market price and the NAV differ significantly. If that happens, you could pay more than NAV when buying, and receive less than NAV when selling Acquiring ETF shares on the exchange. All ETFs face this risk.

●	The Acquiring ETF’s shares will be listed for trading, but it is possible that an active trading market might not be maintained. All new ETFs face this risk.

●	Trading in ETF shares on an exchange may be halted for a variety of reasons, and this could be an individual trading halt (i.e., a halt of Acquiring ETF shares’ trading) or a market-wide trading halt (i.e., a halt of all securities’ trading). ETF shares may also be delisted (i.e., when shares are removed from an exchange). Both trading halts and delistings happen for a variety of reasons. All ETFs face these risks.

●	As discussed above, only Authorized Participants are permitted to purchase and redeem Acquiring ETF shares at NAV because they have entered into an agreement with the Acquiring Trust. This agreement is called an “Authorized Participant Agreement,” and it allows Authorized Participants to engage in purchase transactions, which are called “creations,” and in redemption transactions for ETF shares. However, such transactions must be for large blocks of shares – in this case, the Acquiring ETF will permit the issuance and redemption of shares in increments of 25,000 shares, which are called “Creation Units.” If the Acquiring ETF’s Authorized Participants decide not to create or redeem shares, shares could trade at a premium or discount to the Acquiring ETF’s NAV and could face trading halts or delistings. All ETFs face these risks.

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Q.	Can you explain more about the “other expenses” component of the Acquiring ETF’s operating expenses, including any expenses that the Acquiring ETF will incur that mutual funds do not have?

A.            The services required to operate the Acquiring ETF, and the corresponding expenses for those services, are somewhat different than the services required to operate the Target Fund, which is a traditional mutual fund. The Acquiring ETF will pay exchange registration and listing fees, to have its ETF shares listed on an exchange. The Acquiring ETF will also pay fees for services provided by the custodian and distributor for basket transaction services and the order entry process unique to ETFs. The fees for these services are largely fixed, and fall into the “other expenses” component of a fund’s expenses as shown in the fee table of the Acquiring ETF’s prospectus.

Transfer agency and shareholder servicing fees for mutual funds often involve minimum annual fees, as well as variable fees based on the size of the fund and sometimes, specific expenses incurred to service the fund. By comparison, for ETFs, the transfer agency fees are fixed and the fixed rate for ETFs is often less than the minimum for traditional mutual funds. ETFs generally don’t have shareholder servicing fees.

Both mutual funds and ETFs pay custody fees, which is a fee paid to a service provider that holds the fund’s assets. Some fees such as activity-based custody fees, which relate to the frequency of purchases and sales of assets the fund holds, are not incurred as often by ETFs because of the way ETF shares are purchased. In an ETF, purchase- and redemption-related expenses are generally incurred and borne by the Authorized Participant and are not borne by you or the Acquiring ETF.

When a mutual fund sells shares, it incurs some cost to invest the incoming funds. When an ETF sells shares in a creation unit, these costs are not incurred by the ETF. In the ETF creation unit process, the ETF will receive incoming transfers of shares so that the ETF does not incur traditional custody and brokerage costs when new ETF shares are created.

We discuss the expenses in more detail later in this Prospectus/Information Statement.

Q.            Are there other benefits to the Acquiring ETF?

A.            Yes, there are a number of additional benefits to the ETF structure that the Acquiring ETF will receive. We identify these below, and we mention the risks associated with those benefits as well.

●	Flexibility to Exit. The Acquiring ETF offers significantly more flexibility for investors because investors can purchase and sell shares intra-day at a market-determined price, instead of having to wait to purchase or redeem at the next calculated NAV at the end of the trading day. This means that when you decide to purchase or sell shares of the Acquiring ETF, you can act on that decision immediately by calling your broker or placing an order in your on-line brokerage account. The price realized may be higher or lower than the Acquiring ETF’s NAV and might not be the same as the Acquiring ETF’s next calculated NAV at the close of the trading day. You should understand, however, that unlike a mutual fund shareholder, after the Reorganization, you cannot redeem your shares directly from the Acquiring ETF at the next-calculated NAV, unless you are an Authorized Participant redeeming a Creation Unit.

●	Transparency. ETFs, like the Acquiring ETF, operate with full transparency. What this means in practice is that the Acquiring ETF’s holdings, which will inform the computation of NAV, will be made public each day on the Acquiring ETF’s website prior to the opening of trading in the Acquiring ETF’s shares on its listing exchange. Some investors may find this advantageous as it may help them decide whether to invest or not; you and potential shareholders can examine the Acquiring ETF’s holdings and decide if the specific mix of holdings meets your needs. It also means that you know exactly what companies the Acquiring ETF is investing in at all times. By contrast, a mutual fund’s holdings are only required to be disclosed quarterly.

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●	Brokerage Interaction for Sales -- ETFs are bought and sold differently than mutual funds. While ETFs enjoy a cost advantage over traditional open-end mutual funds, investors that wish to purchase or sell ETF shares after the Reorganization will need to have a broker-dealer execute their transaction. Unlike a mutual fund, ETF shares cannot be purchased or redeemed directly from the Acquiring ETF (except by an Authorized Participant). This could mean you may pay a brokerage commission to sell, or buy, ETF shares (although some brokerage firms no longer charge brokerage commissions for transactions in ETFs). Paying a brokerage commission may or may not be significant depending on the type of brokerage firm used, the commission structure (which could be a flat fee or a per share charge) and the services provided by the broker-dealer. By contrast, under the mutual fund model, shares in the Target Fund are currently available for purchase directly from the Target Fund, typically without any charge and are also available through broker-dealers. Currently, when shares in the Target Fund are traded through these broker-dealers, there may be a transaction charge, depending on your relationship, including whether you are participating in an investment arrangement that includes other charges, such as an account fee.

In addition, ETF shares have a bid-ask spread and this spread may be considered a form of transaction charge. A bid-ask spread is the difference between the highest price a buyer is willing to pay for ETF shares on the exchange, and the lowest price that a seller is willing to accept for ETF shares on the exchange. The bid-ask spread affects the price at which an investor is likely to be able to buy and sell ETF shares in the secondary market.  More specifically, the larger (or wider) the bid-ask spread, the farther away from NAV the current market price is likely to be.  Because all mutual fund shares are purchased and redeemed at NAV, investors do not experience such pricing variances when buying and selling mutual fund shares.

What does this mean for you as a shareholder? Because ETF shares trade on an exchange at market prices rather than at the net asset value, ETF shares may trade at a price greater than net asset value (premium) or less than net asset value (discount). You may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase ETF shares (bid) and the lowest price a seller is willing to accept for ETF shares (ask) when buying or selling shares in the secondary market (the “bid-ask spread”).

After the Reorganization, information about the Acquiring ETF’s end-of-day NAV, market price, premiums and discounts, and bid-asks spreads will be available on the Acquiring ETF’s website at www.TouchstoneInvestments.com/ETFs.

●	ETF Share Prices and NAV. One of the features of an ETF is that the mechanism that underpins the creation and redemption of ETF shares is designed to align the market price of the ETF’s share with its NAV. Only Authorized Participants are able to deal directly with the ETF itself, meaning only the Authorized Participants are able to create or redeem shares and then only in large blocks of shares called Creation Units. A creation or redemption transaction is generally accomplished by the Authorized Participants delivering or receiving a basket of securities into or from the ETF in exchange for shares in the ETF. Further, because the securities that comprise the basket are known to the Authorized Participants and other traders, there exists an opportunity for the Authorized Participants and other traders to seek a profit when the NAV of the ETF varies from the market price of the ETF.

For example, when an ETF’s shares trade in the open market at a market price below NAV (at a “discount”), Authorized Participants may buy ETF shares in the market in sufficient size to form a Creation Unit and then redeem that Creation Unit with the ETF at NAV, profiting from the difference between the market price and the NAV. However, the act of bidding or purchasing ETF shares in such large blocks may have the effect of raising the market price at which the ETF shares trade, and thus align the market price more closely with the NAV.

Similarly, when an ETF’s shares trade at market prices above the NAV (at a “premium”), Authorized Participants may make new Creation Units of ETF shares, which they will then sell into the market, profiting from the difference. This selling pressure also may have the effect of driving market price of the ETF shares closer to NAV.

The activity described here should work to keep the NAV and the market price generally in close alignment with one another. There are times when markets are extremely volatile and this mechanism may become strained, and there have been instances where some ETFs trade at market prices significantly different from the NAV.

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●	Tax Efficiency. ETFs, like the Acquiring ETF, have the ability to operate more tax efficiently than traditional mutual funds. In a mutual fund, when portfolio securities are sold, either to rebalance holdings or to raise cash for redemptions, the sale can create capital gains that impact all taxable shareholders of the mutual fund. In contrast, the creation and redemption process for ETFs allows ETFs to acquire securities in-kind and redeem securities in-kind generally reducing the realization of capital gains by the ETFs for the same processes. As a result, shareholders in an ETF are largely only subject to capital gains on their investment in the ETF after they sell their ETF shares.

Q.           What are the primary federal income tax consequences of the Reorganization?

A.           You are not expected to recognize any gain or loss for federal income tax purposes on the exchange of your shares of the Target Fund for shares of the Acquiring ETF, except with respect to fractional shares owned (if any) as discussed herein. The Reorganization is intended to qualify as a tax-free reorganization for federal income tax purposes.  The sections of the Prospectus/Information Statement titled “Summary—Reorganization—What will be the primary federal income tax consequences of the Reorganization?” and “Information About the Reorganization—Material Federal Income Tax Consequences” provide additional information regarding the federal income tax consequences of the Reorganization.

None of the securities of the Target Fund are expected to be sold in connection with the Target Fund’s Reorganization. To the extent that portfolio investments received by the Acquiring ETF in the Reorganization are sold after the Reorganization, the Acquiring ETF will incur transaction costs related to the purchase and sale of securities and may recognize income and capital gains (after the application of any available capital loss carryforwards), which may result in taxable distributions to shareholders holding shares of the Acquiring ETF (including former Target Fund shareholders who hold shares of the Acquiring ETF following the Reorganization).

ETFs, unlike mutual funds, cannot issue fractional shares. Any fractional shares of the Target Fund held by shareholders will be redeemed at the time of the Reorganization, and the Target Fund will distribute such redemption proceeds to those shareholders. The redemption of your fractional shares (if any) will likely be a taxable event.  Thus, you are encouraged to consult your tax advisor to determine the effect of any such redemption.

For more information, please see the sections of the Prospectus/Information Statement titled “Summary—Reorganization—What will be the primary federal income tax consequences of the Reorganization?”, “Summary—Reorganization—Will there be any repositioning costs?” and “Information About the Reorganization—Material Federal Income Tax Consequences.”

Q.            What do I need to do to prepare for the Reorganization?

A.            It is important for you to determine that you hold your shares of the Target Fund in the type of account that can accommodate the receipt of the Acquiring ETF shares that will be received in the Reorganization.  If you hold your shares of the Target Fund in an account directly with the Fund at the Target Fund’s transfer agent or in a brokerage account with a financial intermediary that only allows you to hold mutual fund shares, you will need to set up a brokerage account that allows investment in ETF shares.  A separate Q&A is provided to help you determine your account type and provide information about changing your type of account if necessary.

If shares are held in an account that cannot accept ETF shares at the time of the Reorganization of the Target Fund, Acquiring ETF shares received in the Reorganization will be held by a stock transfer agent, BNY Mellon Investment Servicing (US) Inc. (“BNYM”), until a brokerage account is identified into which BNYM can transfer the shares.  If Acquiring ETF shares are not transferred into a brokerage account within at least one year of the date of the Reorganization, the Acquiring ETF shares may be converted to cash and the cash proceeds sent to the accountholder of record (subject to applicable federal or state laws concerning unclaimed property). The conversion of Acquiring ETF shares to cash may be subject to fees and expenses and will be a taxable event.  If you hold Target Fund shares through a direct individual retirement account (“IRA”) or Coverdell Education Savings Account (“CESA”) held with Touchstone and you do not convert your IRA or CESA to a brokerage account, your Target Fund shares will be exchanged for an equivalent share class of the Touchstone Ultra Short Duration Fixed Income Fund and such exchange will not be a tax-reportable event. Alternatively, for shares held through an account with a financial intermediary that is not able to hold shares of the Acquiring ETF, like many group retirement plans, financial intermediaries may transfer such investments in the Target Fund to a different investment option prior to the Reorganization.  Please consult with your financial intermediary for more information on the impact that the Reorganization will have on you and your investments.

6

Transferring your shares from the Target Fund’s transfer agent to a brokerage account should be a simple process.  If you have a brokerage account or a relationship with a brokerage firm, please talk to your broker and inform the broker that you would like to transfer a mutual fund position that you hold directly with the Target Fund into your brokerage account.  Also inform your broker that such an account will need to be set up to accept ETF shares.  If you don’t have a brokerage account or a relationship with a brokerage firm, you will need to open such an account.

We suggest you provide your broker with a copy of your quarterly statement from the Target Fund.  Your broker will require your account number with the Target Fund, which can be found on your statement.  Your broker will help you complete a form to initiate the transfer.  Once you sign that form, your broker will submit the form to the transfer agent directly, and the shares will be transferred into your brokerage account.  The sooner you initiate the transfer, the better.

Q.           Will I have to pay any sales load, commission, or other similar fee in connection with the Reorganization?

A.           No, you will not pay any sales load, commission, or other similar fee in connection with the shares of the Acquiring ETF you will receive in the Reorganization. However, following the Reorganization, your broker may charge a commission for additional purchases, exchanges and redemptions of shares of the Acquiring ETF.

Q.            Who will pay the costs of the Reorganization?

A.            Touchstone Advisors will pay the costs of the Reorganization, other than immaterial repositioning costs, whether or not the Reorganization is completed.

Q.            Can I purchase, redeem or exchange shares of the Target Fund before the Reorganization takes place?

A.            Yes, although the Target Fund closed to new Direct Shareholder purchases as of November 30, 2025.

Purchases. You may purchase Target Fund shares until February 27, 2026. We do not recommend that Direct Shareholders engage in additional purchase transactions unless they intend to transfer such holdings into a brokerage account prior to the Reorganization, as all Target Fund shares of Direct Shareholders will be converted into shares of the Acquiring ETF and held by BNYM on the Closing Date (i.e., on or about March 13, 2026), with the exception of Target Fund shares held by Direct Shareholders in an IRA or CESA. Such direct IRA or CESA holders that do not transfer such holdings into a brokerage account will be exchanged into an equivalent share class of the Touchstone Ultra Short Duration Fixed Income Fund.

Redemptions. If you choose to redeem your shares before the Reorganization takes place, then the redemption will be treated as a normal sale of shares and, generally, will be a taxable transaction. Such a redemption will not be subject to a CDSC. You may redeem Target Fund shares until three days before the Reorganization occurs. That means your redemption order for Target Fund shares must be received for trade date March 6, 2026 or earlier. Direct Shareholders can redeem their shares by calling the customer service team at (800) 543-0407. If you hold your Fund shares with a broker, you can purchase additional shares or redeem as usual by contacting your broker.

Exchanges. Prior to trade date March 6, 2026, you may exchange Target Fund shares into another Touchstone mutual fund that your intermediary makes available to you. Such an exchange will be treated as a normal exchange of shares. If you are a Direct Shareholder, you may exchange shares of the Target Fund into another fund by calling (800) 543-0407. If you hold your shares in a brokerage account, contact your broker regarding an exchange. After the Reorganization, shares of the Acquiring ETF will not be able to be exchanged into another Touchstone mutual fund.

Reorganization. Any shares outstanding as of March 13, 2026, the Closing Date, will be exchanged for shares of the Acquiring ETF.

These dates may change if the Closing Date of the Reorganization changes.

7

Q.            What if I want to redeem shares of the Target Fund after the Reorganization?

A.            You will need to contact your broker. After the Reorganization, you will hold shares of the Acquiring ETF. Because the Acquiring ETF is an exchange-traded fund, this means that you cannot redeem your individual shares anymore. Instead, you will need to call your broker and place an order to sell the Acquiring ETF shares that you received in the Reorganization. Depending on your brokerage firm this may mean paying a commission.

Q.            Why is no shareholder action necessary?

A.            The Reorganization of the Target Fund into the Acquiring ETF satisfies the requisite conditions of Rule 17a-8 under the Investment Company Act of 1940, as amended (the “1940 Act”), such that shareholder approval is not required by the 1940 Act because “(i) no policy of the Target Fund that may not be changed without a vote of a majority of the Target Fund’s shareholders, is materially different from a policy of the Acquiring ETF, (ii) no advisory contract between the Acquiring ETF and Touchstone Advisors is materially different from the advisory contract between the Target Fund and Touchstone Advisors, (iii) the trustees of the Board of the Target Fund who are not “interested persons,” as such term is defined in the 1940 Act, and who were elected by the Target Fund’s shareholders will comprise a majority of the trustees of the Board of the Acquiring ETF who are not “interested persons,” as such term is defined in the 1940 Act, and (iv) the distribution fees paid by the Acquiring ETF pursuant to a plan adopted in accordance with Rule 12b-1 of the 1940 Act are no greater than the distribution fees authorized to be paid by the Target Fund pursuant to such a plan. In addition, the Board, including those trustees who are not “interested persons,” as such term is defined in the 1940 Act, determined that the Reorganization was in the best interests of the Target Fund and that the interests of existing shareholders of the Target Fund will not be diluted as a result of the Reorganization.”

Q.           When will the Reorganization occur?

A.            The Reorganization is expected to be completed on or about March 13, 2026.

Q.           Who should I contact for more information?

A.            You can contact Shareholder Services at (800) 543-0407 for more information.

8

PROSPECTUS/INFORMATION STATEMENT

January 30, 2026

TOUCHSTONE LARGE COMPANY GROWTH FUND

a series of

TOUCHSTONE STRATEGIC TRUST

303 Broadway, Suite 1100

Cincinnati, Ohio 45202

(800) 543-0407

TOUCHSTONE LARGE COMPANY GROWTH ETF

a series of

TOUCHSTONE ETF TRUST

303 Broadway, Suite 1100

Cincinnati, Ohio 45202

(800) 543-0407

This Prospectus/Information Statement is being furnished to shareholders of the Touchstone Large Company Growth Fund (the “Target Fund”), a series of Touchstone Strategic Trust (the “Target Trust”), in connection with an Agreement and Plan of Reorganization (the “Plan”) between the Target Fund and the Touchstone Large Company Growth ETF (“Acquiring ETF”), a series of Touchstone ETF Trust (the “Acquiring Trust”), providing for (i) the transfer of all the assets of the Target Fund to the Acquiring ETF in exchange solely for shares of the Acquiring ETF and the assumption by the Acquiring ETF of all the liabilities of the Target Fund; (ii) the liquidating distribution of the Acquiring ETF’s shares to the Target Fund’s shareholders in proportion to their holdings; and (iii) the termination of the Target Fund (the “Reorganization”). The Acquiring ETF is newly formed and had not commenced operations as of the date of this Prospectus/Information Statement. Shares of the Acquiring ETF will be listed for trading on The Nasdaq Stock Market, LLC (“Nasdaq” or the “Exchange”).

The Board of Trustees of each of the Target Trust and the Acquiring Trust (each a “Trust,” and together the “Trusts”) is comprised of the same individual board members. The Board of Trustees of the Target Trust (the “Board”) approved the proposed Reorganization at a Board meeting held on August 14, 2025. In the Reorganization, you will receive shares of the Acquiring ETF in an amount equal in value to the shares of the Target Fund that you hold in each case measured as of the close of business on the date of the Reorganization (although the number of shares and the net asset value per share may be different). However, if you hold fractional Target Fund shares as of the date of the Reorganization, you will receive cash equal to the NAV of such fractional shares in the Reorganization. The Reorganization is expected to be completed on or about March 13, 2026.

Each of the Target Fund and the Acquiring ETF is a series of a registered open-end investment company, although the Target Fund is a mutual fund and the Acquiring ETF is an exchange-traded fund.  The Target Fund and the Acquiring ETF are sometimes referred to in this Prospectus/Information Statement individually as a “Fund” and collectively as the “Funds.” The Acquiring ETF may also be referred to as an “ETF.”

In preparation for the Reorganization, the last day to purchase shares of the Target Fund will be February 27, 2026 (other than Direct Shareholder purchases which ceased November 30, 2025).  The last trade day to redeem or exchange Target Fund shares will be trade date March 6, 2026. Target Fund shares held by Direct Shareholders (as defined under the heading “Important Information For Direct Shareholders” on page 3 above) will be converted into Acquiring ETF shares that will be held by BNYM until they are transferred to a brokerage account. However, if you are a Direct Shareholder, you hold Target Fund shares through an IRA or CESA held with Touchstone, and you do not convert your IRA or CESA to a brokerage account, your Target Fund shares will be exchanged for an equivalent share class of the Touchstone Ultra Short Duration Fixed Income Fund. For guidance on determining whether you are a Direct Shareholder, see the discussion under the heading “Important Information For Direct Shareholders” on page 3 above. The Acquiring ETF will open for trading on or about March 16, 2026.

This Prospectus/Information Statement, which you should read carefully and retain for future reference, concisely presents the information that you should know about the Funds and the Reorganization.  This document also serves as a prospectus for the offering and issuance of shares of the Acquiring ETF to be issued in the Reorganization.

This Prospectus /Information Statement will be mailed on or about February 9, 2026 to shareholders of record of the Target Fund as of January 22, 2026.

THIS IS NOT A PROXY STATEMENT. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

Additional information concerning the Funds is contained in the documents described below, all of which have been filed with the SEC. Because the Acquiring ETF has not yet commenced operations as of the date of this Prospectus/Information Statement, no annual or semi-annual reports are available for the Acquiring ETF at this time.

Information About the Funds:	How to Obtain this Information:

Target Fund Prospectus: Prospectus relating to the Touchstone Large Company Growth Fund dated October 28, 2025, as supplemented through the date of this Prospectus/Information Statement (File Nos. 002-80859 and 811-03651; Accession No. 0001193125-25-251696).

Copies are available upon request and without charge if you:

-      Write to Touchstone Strategic Trust,

P.O. Box 534467

Pittsburgh, Pennsylvania 15253-4467; or

-      Call (800) 543-0407 toll-free; or

-      Download a copy from TouchstoneInvestments.com/Resources

Acquiring ETF Prospectus: Preliminary Prospectus relating to the Touchstone Large Company Growth ETF filed December 22, 2025 (File Nos. 333-264194 and 811-23789; Accession No. 0001193125-25-327858).
Target Fund Statement of Additional Information:  SAI relating to the Touchstone Large Company Growth Fund dated October 28, 2025, as supplemented through the date of this Prospectus/Information Statement (File Nos. 002-80859 and 811-03651).

Acquiring ETF SAI: Preliminary SAI relating to the Touchstone Large Company Growth ETF filed December 22, 2025 (File 333-264194 and 811-23789; Accession No. 0001193125-25-327858).
Target Fund Form N-CSR: Form N-CSR relating to the Touchstone Large Company Growth Fund for the fiscal year ended June 30, 2025. (File No. 811-03651).

You can also obtain copies of any of the above-referenced documents without charge on the EDGAR database on the SEC’s Internet site at http://www.sec.gov.  Copies are available for a fee by electronic request at the following e-mail address:  publicinfo@sec.gov.

This Prospectus/Information Statement sets forth the information shareholders of the Target Fund should know before the Reorganization (in effect, investing in shares of the Acquiring ETF) and constitutes an offering of shares of beneficial interest, no par value per share, of the Acquiring ETF.  Please read this Prospectus/Information Statement carefully and retain it for future reference.

THE SEC HAS NOT DETERMINED THAT THE INFORMATION IN THIS PROSPECTUS/INFORMATION STATEMENT IS ACCURATE OR ADEQUATE, NOR HAS IT APPROVED OR DISAPPROVED THESE SECURITIES.  ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIMINAL OFFENSE.

An investment in the Acquiring ETF:

●	is not a deposit of, or guaranteed by, any bank

●	is not insured by the FDIC, the Federal Reserve Board or any other government agency

●	is not endorsed by any bank or government agency

●	involves investment risk, including possible loss of your original investment

SUMMARY

This section summarizes the primary features of the Reorganization.  It may not contain all of the information that is important to you.  To understand the Reorganization, you should read this entire Prospectus/Information Statement and the exhibits.  This summary is qualified in its entirety by reference to the additional information contained elsewhere in this Prospectus/Information Statement, the SAI, and the Plan, a form of which is attached to this Prospectus/Information Statement as Exhibit A.

Background

On August 14, 2025, the Board of Trustees of the Target Trust (the “Board”) approved the Reorganization of the Target Fund into the Acquiring ETF. Touchstone Advisors, Inc. (“Touchstone Advisors” or the “Adviser”) and the Board believe that operating the Target Fund as an ETF is in the best interests of the Target Fund and its shareholders. The inception date of the Target Fund is August 15, 2016. Before the Target Fund commenced operations, all of the assets and liabilities of the DSM Large Cap Growth Fund (the “Predecessor Fund”) were transferred to the Target Fund in a tax-free reorganization. This reorganization occurred on August 15, 2016. As a result, the Target Fund assumed the performance and accounting history of the Predecessor Fund. As of December 31, 2025, the Target Fund had net assets of approximately $163 million. The Acquiring ETF is newly formed and had not commenced operations as of the date of this Prospectus/Information Statement. The Acquiring ETF will commence operations upon the closing of the Reorganization.

Reorganization

What are the reasons for the Reorganization?

In approving the Reorganization, the Board, including those trustees who are not “interested persons,” as such term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”), determined that the Reorganization was in the best interests of the Target Fund and that the interests of existing shareholders of the Target Fund will not be diluted as a result of the Reorganization.  The Board approved the Reorganization. The Board of Trustees of each Trust considered the following factors, among others:

●	Lower Expenses: After the Reorganization, the Acquiring ETF will operate with a lower total expense ratio and lower net expense ratio than each share class of the Target Fund. In addition, to ensure that you benefit from a lower overall fee structure, the Adviser has agreed to a contractual expense limitation agreement for the Acquiring ETF to ensure that the net total annual operating expenses of the Acquiring ETF is lower than the net total annual operating expenses of each share class of the Target Fund. This contractual expense limitation agreement for the Acquiring ETF will remain in place through at least March 31, 2027.

●	Intraday Trading: The Acquiring ETF shares can be purchased and sold throughout the trading day at market value on the exchange. This means that if you decide to purchase or sell shares of the Acquiring ETF, you can do so right away at the then-prevailing market price. By contrast, with the Target Fund, you place your purchase or redemption order and your shares are redeemed at the next calculated NAV, which does not happen until the end of each trading day.

o	This means you will no longer purchase or redeem your shares for cash at the next determined NAV, but rather at the prevailing market price, which may be higher or lower than the NAV.

o	Buying or selling shares of the Acquiring ETF may involve paying a brokerage commission. Additionally, because prices on the exchange may be higher or lower than the Acquiring ETF’s NAV, you may pay more than NAV when buying Acquiring ETF shares and receive less than NAV when selling Acquiring ETF shares.

●	Tax Efficiency: Current shareholders of each class of the Target Fund are expected to benefit from the potential for greater tax efficiency with the ETF structure, as ETFs generally experience fewer portfolio transactions than mutual funds due to the secondary market liquidity of the ETF structure.

●	Other Benefits: In addition, Touchstone Advisors believes, and the Board agreed, that operating the Acquiring ETF in the exchange-traded fund structure offers other potential benefits, such as reduced operational costs, greater holdings transparency and liquidity, and a greater opportunity to achieve economies of scale.

1

For more information, please see the section titled “Information About the Reorganization—Reasons for the Reorganization.”

What are the key features of the Reorganization?

The Plan sets forth the key features of the Reorganization.  The Plan provides for the following:

●	the transfer of all the assets of the Target Fund to the Acquiring ETF in exchange solely for shares of the Acquiring ETF and the assumption by the Acquiring ETF of all the liabilities of the Target Fund;

●	the distribution of the Acquiring ETF’s shares to the Target Fund shareholders, in proportion to their holdings, in complete liquidation and termination of the Target Fund; and

●	the receipt of an opinion of counsel that the Reorganization qualifies as a tax-free reorganization for federal income tax purposes.

The Reorganization is expected to be completed on or about March 13, 2026.

After the Reorganization, what shares of the Acquiring ETF will I own?

Each Fund is a series of a registered open-end management investment company; however, the Target Fund is a mutual fund while the Acquiring ETF is an exchange-traded fund.  In the Reorganization, you will receive shares of the Acquiring ETF. The Acquiring ETF shares you receive will have the same total value as your shares of the Target Fund, in each case measured as of the close of business on the date of the Reorganization, except with respect to any fractional shares of the Target Fund you may own. If you hold fractional Target Fund shares, you will receive cash equal to the NAV of such fractional shares in the Reorganization.

How do the Funds’ fees and expenses compare?

Comparative Fee Tables.  The following tables allow you to compare the various fees and expenses that you may pay for buying, holding and selling shares of each Fund. Pro forma expenses project anticipated expenses of the Acquiring ETF following the Reorganization. Actual expenses may be greater or less than those shown. The shareholder transaction expenses presented below for the Target Fund show the maximum sales charge (load) on purchases of Fund shares as a percentage of offering price. The Target Fund shareholders will not pay any front-end sales charge on any shares of the Acquiring ETF received as part of the Reorganization. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Expense ratios reflect annual fund operating expenses for the twelve months ended June 30, 2025 for the Target Fund. Pro forma numbers are estimated as if the Reorganization had been completed as of June 30, 2025 and do not include the estimated costs of the Reorganization, which will be borne by Touchstone Advisors and not the Funds.

	Target Fund Class A		Acquiring ETF after Reorganization (pro forma)
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.00%		None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or the amount redeemed, whichever is less)	None		None
Wire Redemption Fee	$15		None
Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
Management Fees	0.60%		0.60%
Distribution and/or Shareholder Service (12b-1) Fees	0.25%		0.00	%(2)
Other Expenses
Liquidity Provider Expenses	0.01%		0.00%
Other Operating Expenses	0.54%		0.22	%(3)
Total Other Expenses	0.55%		0.22%
Total Annual Fund Operating Expenses	1.40%		0.82%
Fee Waiver and/or Expense Reimbursement	(0.35	)%(1)	(0.15	)%(4)
Total Annual Fund Operating Expenses After Fee Waiver or Expense Reimbursement	1.05	%(1)	0.67	%(4)

2

	Target Fund Class C		Acquiring ETF after Reorganization (pro forma)
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None		None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or the amount redeemed, whichever is less)	1.00%		None
Wire Redemption Fee	$15		None
Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
Management Fees	0.60%		0.60%
Distribution and/or Shareholder Service (12b-1) Fees	1.00%		0.00	%(2)
Other Expenses
Liquidity Provider Expenses	0.01%		0.00%
Other Operating Expenses	6.22%		0.22	%(3)
Total Other Expenses	6.23%		0.22%
Total Annual Fund Operating Expenses	7.83%		0.82%
Fee Waiver and/or Expense Reimbursement	(6.03	)%(1)	(0.15	)%(4)
Total Annual Fund Operating Expenses After Fee Waiver or Expense Reimbursement	1.80	%(1)	0.67	%(4)

	Target Fund Class Y		Acquiring ETF after Reorganization (pro forma)
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None		None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or the amount redeemed, whichever is less)	None		None
Wire Redemption Fee	$15		None
Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
Management Fees	0.60%		0.60%
Distribution and/or Shareholder Service (12b-1) Fees	None		0.00	%(2)
Other Expenses
Liquidity Provider Expenses	0.01%		0.00%
Other Operating Expenses	0.40%		0.22	%(3)
Total Other Expenses	0.41%		0.22%
Total Annual Fund Operating Expenses	1.01%		0.82%
Fee Waiver and/or Expense Reimbursement	(0.21	)%(1)	(0.15	)%(4)
Total Annual Fund Operating Expenses After Fee Waiver or Expense Reimbursement	0.80	%(1)	0.67	%(4)

3

	Target Fund Institutional Class		Acquiring ETF after Reorganization (pro forma)
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None		None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or the amount redeemed, whichever is less)	None		None
Wire Redemption Fee	$15		None
Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
Management Fees	0.60%		0.60%
Distribution and/or Shareholder Service (12b-1) Fees	None		0.00	%(2)
Other Expenses
Liquidity Provider Expenses	0.01%		0.00%
Other Operating Expenses	0.25%		0.22	%(3)
Total Other Expenses	0.26%		0.22%
Total Annual Fund Operating Expenses	0.86%		0.82%
Fee Waiver and/or Expense Reimbursement	(0.16	)%(1)	(0.15	)%(4)
Total Annual Fund Operating Expenses After Fee Waiver or Expense Reimbursement	0.70	%(1)	0.67	%(4)

(1)Touchstone Advisors, Inc. (the "Adviser" or "Touchstone Advisors") and Touchstone Strategic Trust (the "Target Trust") have entered into a contractual expense limitation agreement whereby Touchstone Advisors will waive a portion of its fees or reimburse certain Fund expenses (excluding dividend and interest expenses relating to short sales; interest; taxes; brokerage commissions and other transaction costs; portfolio transaction and investment related expenses, including expenses associated with the Fund's liquidity providers; other expenditures which are capitalized in accordance with U.S. generally accepted accounting principles; the cost of “Acquired Fund Fees and Expenses,” if any; and other extraordinary expenses not incurred in the ordinary course of business) in order to limit annual Fund operating expenses to 1.04%, 1.79% 0.79% and 0.69% of average daily net assets for Classes A, C, Y and Institutional Class shares, respectively.  This contractual expense limitation is effective through October 29, 2026, but can be terminated by a vote of the Board of Trustees of the Target Trust (the “Target Board”) if it deems the termination to be beneficial to the Fund’s shareholders. The terms of the contractual expense limitation agreement provide that Touchstone Advisors is entitled to recoup, subject to approval by the Target Board, such amounts waived or reimbursed for a period of up to three years from the date on which the Advisor reduced its compensation or assumed expenses for the Fund. The Fund will make repayments to the Adviser only if such repayment does not cause the annual Fund operating expenses (after the repayment is taken into account) to exceed both (1) the expense cap in place when such amounts were waived or reimbursed and (2) the Fund’s current expense limitation.

4

(2) The Fund has adopted a Distribution (12b-1) Plan pursuant to which the Fund may incur and pay a Distribution (12b-1) Fee of up to a maximum of 0.25%. No such fee is currently incurred and paid by the Fund. The Fund will not incur and pay such a Distribution (12b-1) Fee until such time as approved by the Acquiring Board.

(3) Other Expenses are based on estimated amounts.

(4) Touchstone Advisors and Touchstone ETF Trust (the “Acquiring Trust”) have entered into a contractual expense limitation agreement whereby Touchstone Advisors will waive a portion of its fees or reimburse certain Fund expenses (excluding dividend and interest expenses relating to short sales; interest; taxes; brokerage commissions and other transaction costs; portfolio transaction and investment related expenses, including expenses associated with the Fund's interfund lending program, if any; other expenditures which are capitalized in accordance with U.S. generally accepted accounting principles; the cost of “Acquired Fund Fees and Expenses,” if any; and other extraordinary expenses not incurred in the ordinary course of business) in order to limit annual Fund operating expenses to 0.67% of average daily net assets. This contractual expense limitation is effective through March 31, 2027 but can be terminated by a vote of the Board of Trustees of the Acquiring Trust (the “Acquiring Board”) if it deems the termination to be beneficial to the Fund’s shareholders. The terms of the contractual expense limitation agreement provide that Touchstone Advisors is entitled to recoup, subject to approval by the Board, such amounts waived or reimbursed for a period of up to three years from the date on which the Advisor reduced its compensation or assumed expenses for the Fund. The Fund will make repayments to the Advisor only if such repayment does not cause the annual Fund operating expenses (after the repayment is taken into account) to exceed both (1) the expense cap in place when such amounts were waived or reimbursed and (2) the Fund’s current expense limitation.

Expense Example.  The example is intended to help you compare the cost of investing in the Target Fund and the Acquiring ETF (pro forma), assuming the Reorganization takes place. The example assumes that you invest $10,000 for the time periods indicated and redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year, that the operating expenses remain as shown above and that the contractual expense limitation agreement for the Acquiring ETF after the Reorganization (pro forma) is in place for the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Assuming Redemption
	1 Year	3 Years	5 Years	10 Years
Target Fund – Class A	$602	$888	$1,196	$2,067
Acquiring ETF after Reorganization (Pro Forma)	$68	$247	$440	$1,000

Target Fund – Class C	$283	$1,754	$3,237	$6,592
Acquiring ETF after Reorganization (Pro Forma)	$68	$247	$440	$1,000

Target Fund – Class Y	$82	$301	$537	$1,217
Acquiring ETF after Reorganization (Pro Forma)	$68	$247	$440	$1,000

Target Fund – Institutional Class	$72	$258	$461	$1,046
Acquiring ETF after Reorganization (Pro Forma)	$68	$247	$440	$1,000

	Assuming No Redemption
	1 Year	3 Years	5 Years	10 Years
Target Fund – Class C	$183	$1,754	$3,237	$6,592
Acquiring ETF after Reorganization (Pro Forma)	$68	$247	$440	$1,000

5

Portfolio Turnover.  Each Fund pays transaction costs, such as brokerage commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Expense Example, affect the Funds’ performance.  As of its most recent fiscal year end, the portfolio turnover rate for the Target Fund was 30%.  The Acquiring ETF had not commenced operations as of the date of this Prospectus/Information Statement and, as a result, does not yet have a portfolio turnover rate.

How do the Funds’ performance records compare?

The Acquiring ETF is newly formed and will commence operations following the completion of the Reorganization. The performance and accounting history of the Target Fund will be assumed by the Acquiring ETF. The Acquiring ETF's investment goal and principal investment strategies are identical to those of the Target Fund.

The bar chart and performance table below illustrate some indication of the risks and volatility of investing in the Acquiring ETF by showing changes in Target Fund performance from calendar year to calendar year and by showing how the Target Fund’s average annual total returns for one year, five years, and ten years compare with the Russell 3000 Index. The Russell 1000 Growth Index shows how the Target Fund’s performance compares against the returns of an index with similar investments. Performance information shown for periods prior to August 15, 2016 is that of the Predecessor Fund. The bar charts do not reflect any sales charges, which would reduce your return.  The performance tables reflect any applicable sales charges. The Target Fund’s past performance (before and after taxes) does not indicate how the Acquiring ETF will perform in the future. Updated performance for the Target Fund is available at no cost by visiting TouchstoneInvestments.com or by calling (800) 543-0407.

Target Fund— Institutional Class Shares Total Return as of December 31

Best Quarter: 2nd Quarter 2020, 25.76%	Worst Quarter: 2nd Quarter 2022, (18.02)%

The Target Fund’s calendar year-to-date total return for Institutional Class shares as of November 30, 2025 was 15.38%.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your after-tax returns may differ from those shown and depend on your tax situation. The after-tax returns do not apply to shares held in an IRA, 401(k), or other tax-advantaged account. After-tax returns are only shown for Class Y shares and after-tax returns for other classes will vary. The after-tax returns for other classes of shares offered by the Target Fund will differ from the Class Y shares’ after-tax returns. The Return After Taxes on Distributions and Sale of Fund Shares may be greater than other returns for the same period due to a tax benefit of realizing a capital loss on the sale of Fund shares.

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Average Annual Total Returns

For the periods ended December 31, 2024

	Target Fund
	1 Year	5 Years	10 Years
Institutional Class
Return Before Taxes	29.53%	14.83%	14.15%
Return After Taxes on Distributions	28.73%	12.60%	12.26%
Return After Taxes on Distributions and Sale of Fund Shares	18.10%	11.41%	11.23%
Class A
Return Before Taxes(1)	22.62%	13.26%	13.09%
Class C
Return Before Taxes(1)	27.12%	13.57%	12.94%
Class Y
Return Before Taxes(1)	29.39%	14.71%	14.04%
Russell 3000® Index (reflects no deduction for fees, expenses or taxes)	23.81%	13.86%	12.55%
Russell 1000® Growth Index (reflects no deduction for fees, expenses or taxes)	33.36%	18.96%	16.78%

(1)	The inception date of Class A, Class C and Class Y shares was August 15, 2016. Class A, Class C and Class Y shares’ performance was calculated using the historical performance of Institutional Class shares for the periods prior to August 15, 2016. Performance for these periods has been restated to reflect the impact of the fees and expenses applicable to Class A, Class C and Class Y shares.

Tax Information

Each Fund intends to make distributions that may be taxed as ordinary income or capital gains except when shares are held through a tax-advantaged account, such as a 401(k) plan or an IRA. Withdrawals from a tax-advantaged account, however, may be taxable.

Financial Intermediary Compensation

If you purchase shares in a Fund through a broker-dealer or other financial intermediary (such as a bank), the Adviser and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Will I be able to purchase, exchange, and redeem shares the same way?

There are material differences in the purchase procedures and exchange rights, and redemption procedures of the Target Fund and the Acquiring ETF. The table below summarizes the changes generally.  Please see the narrative discussion following the table for more information about these differences.

	Target Fund	Acquiring ETF
Purchase procedures	Shareholders open an account with the Target Fund or otherwise purchase their shares through their financial intermediary.	Shareholders purchase or sell individual shares on the Exchange, through a brokerage account. Only Authorized Participants may purchase Creation Units of shares from the Acquiring Trust.
Exchange rights	Shareholders of the Target Fund may be exchanged for the same share class of another Touchstone mutual fund.	ETF shares have no exchange rights.
Redemption procedures	Shareholders may redeem shares directly from the Target Fund at NAV on any day the NYSE is open for trading and will receive proceeds in cash.

Individual shareholders will normally “exit” their investment in the Acquiring ETF by selling shares on the Exchange, through a brokerage account.

Shares may only be redeemed by Authorized Participants in Creation Units and are typically redeemed in cash.

For both the Target Fund and the Acquiring ETF, the NAV is determined at the close of regular trading (normally 4:00 p.m. Eastern Time) on each day that the New York Stock Exchange (“NYSE”) is open for business. Each of the Target Fund and Acquiring ETF generally values portfolio securities at market value. Because the value of a Fund’s portfolio securities changes every business day, its share price usually changes as well. In the event of an emergency or other disruption in trading on a Fund’s exchange, a Fund’s NAV would still normally be determined as of 4:00 p.m., Eastern time, or at the time as of which the NYSE establishes official closing prices. The NYSE is generally closed on all national holidays and Good Friday; Fund shares will not be priced on those days or other days on which the NYSE is scheduled to be closed. When the NYSE is closed for unusual reasons, Fund shares will generally not be priced.

Additional Information on Differences in Purchases of Shares

Target Fund.  Shares of the Target Fund are sold at NAV. Shareholders or prospective shareholders of the Target Fund may purchase shares of the Target Fund on any day that the NYSE is open for trading, subject to certain restrictions. Purchases may be made by contacting Touchstone Funds by calling (800) 543-0407. You also may purchase shares through a financial intermediary. The minimum initial investment in Class A, C, or Y shares of the Target Fund is $2,500. The minimum initial investment for Institutional Class Shares of the Target Fund is $500,000. Additional investments can be as little as $50.

Acquiring ETF.   The Acquiring ETF will be traded on The Nasdaq Stock Market, LLC (the “Exchange”) during the trading day.  Individual shares can be bought and sold in the secondary market (the Exchange) through a broker or dealer at a market price throughout the trading day, like other shares of publicly-traded securities. ETF shares are bought and sold at market prices, rather than the NAV, and shares may trade at a price greater or less than the NAV. There is no minimum investment for purchases made on the Exchange. When buying or selling ETF shares through a broker, you may incur customary brokerage commissions and charges. When charged, the commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of shares. In addition, you will incur the cost of the “spread,” which is the difference between what investors are willing to pay for shares (the “bid” price) and the price at which they are willing to sell the shares (the “ask” price). The spread with respect to an ETF’s shares varies over time based on the ETF’s trading volume and market liquidity and is generally lower (or narrow) if the ETF has a lot of trading volume and market liquidity and higher (or wider) if the ETF has little trading volume and market liquidity. When the spread widens, particularly in times of market stress, you may pay significantly more or receive significantly less than the underlying value of the ETF shares when they buy or sell ETF shares in the secondary market. Because of the costs of buying and selling ETF shares, frequent trading may reduce investment returns.

Only certain large investors that have contractually agreed to be, and have been designated as, Authorized Participants are able to purchase and redeem large blocks of shares directly with the Acquiring ETF. Purchase and redemption activity conducted by Authorized Participants directly with the Acquiring ETF will be done in increments of 25,000 share Creation Units. A fee (called a “Transaction Fee”) is expected to be charged to Authorized Participants who create or redeem Acquiring ETF shares in Creation Units. All redemptions of Creation Units are typically made in-kind. The Acquiring Trust currently expects the Acquiring ETF’s standard Transaction Fee to be $250, and the Acquiring ETF may impose a variable Transaction Fee of up to 3% of the value of the Creation Unit(s) being purchased.  Under normal circumstances, the Acquiring ETF will issue or redeem Creation Units in return for a basket of assets that the Acquiring ETF specifies each day and are effected at the NAV as next determined after the receipt of an order in proper form. The value of the minimum initial and subsequent investment by an Authorized Participant varies with the value of this basket of assets specified by the ETF each day.  Authorized Participants may only purchase and redeem shares in Creation Units by submitting an order through the Acquiring ETF’s transfer agent to its distributor.

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Purchase and redemption activity conducted by Authorized Participants directly with the Acquiring ETF is subject to a Transaction Fee. A Transaction Fee is charged on each Creation Unit and is paid by Authorized Participants who create or redeem shares in Creation Units. The amount of the Transaction Fee can change from time to time and the specific amount is announced to Authorized Participants before the fee changes.

Additional Information on Differences in Exchange Privileges

Target Fund.  Shareholders of the Target Fund may exchange their shares for shares of other Touchstone mutual funds.

Acquiring ETF.  There is no exchange privilege for the Acquiring ETF. This means that to exit an investment in the Acquiring ETF, a shareholder will need to sell the shares in the secondary market at the then-current market price and may incur a brokerage commission or other fee to do so.

Additional Information on Differences in Redemption Rights

Target Fund. Shares of the Target Fund may be redeemed directly from the Target Fund at NAV on any day that the NYSE is open for trading, subject to certain restrictions. You can sell your directly-held shares over the telephone by calling Touchstone Securities at (800) 543-0407, unless you have specifically declined this option. If you do not wish to have this ability, you must mark the appropriate section of the investment application. You may also sell your shares online via the Touchstone Funds’ website: TouchstoneInvestments.com. Shareholders may also redeem shares through their financial advisory or other financial intermediary.

Acquiring ETF.  The Acquiring ETF is traded on the Exchange. Individual ETF shares are not redeemed by investors directly from the Acquiring ETF, except in Creation Units by an Authorized Participant. To exit an investment, an investor would sell individual ETF shares on the Exchange through a broker-dealer. If you wish to sell shares of the Acquiring ETF after the Reorganization, you should contact your broker. You may incur a brokerage fee when selling shares of the Acquiring ETF. Because the shares trade on an exchange at market prices rather than at the NAV shares may trade at market prices that are greater than NAV (premium) or less than NAV (discount).

Only certain large investors that have contractually agreed to be, and have been designated as, Authorized Participants are able to redeem large blocks of shares directly with the Acquiring ETF.

Redemption activity conducted by Authorized Participants directly with the Acquiring ETF will generally be done in increments of 25,000 share Creation Units. A Transaction Fee is charged per Creation Unit to Authorized Participants who redeem shares in Creation Units. The Acquiring Trust currently expects the Acquiring ETF’s standard Transaction Fee to be $250, and the Acquiring ETF may impose a variable Transaction Fee of up to 2% of the value of the Creation Unit(s) being redeemed.

The Acquiring ETF will redeem Creation Units in return for a basket of instruments that the Acquiring ETF specifies each day, such basket will have the same aggregate value as the aggregate NAV of the Creation Unit(s) redeemed. Shares of the Acquiring ETF may only be redeemed in Creation Units by submitting an order to the Acquiring ETF’s transfer agent.

Redemption proceeds for a Creation Unit are paid through the in-kind transfer of securities. Redemption proceeds for a Creation Unit will consist of cash in an amount equal to the difference between the NAV of the shares of the Acquiring ETF being redeemed, as next determined after a receipt of a request in proper form less any fixed redemption transaction fee and any applicable additional variable charge.

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More information about the purchase and sale of shares in Creation Units can be found in the Statement of Additional Information for the Acquiring ETF under “Transactions in Creation Units.”  In addition, more detailed information is available below in this Prospectus/Information Statement in the section entitled “Comparison of the Target Fund and Acquiring ETF — Purchase, Redemption and Pricing of Fund Shares” and in Exhibit D entitled “More Information with Respect to Buying and Selling Shares of the Acquiring ETF.”

Will I be able to receive distributions the same way?

Like the Target Fund, the Acquiring ETF intends to distribute to its shareholders substantially all of its net investment income and capital gains.  The Target Fund declares and pays any net investment income dividends quarterly. After the Reorganization, the Acquiring ETF expects to declare and pay any net investment income dividends annually. Each Fund makes distributions of capital gains, if any, at least annually. After the Reorganization, any income and capital gains may be reinvested in the Acquiring ETF or, if you have so elected, distributed in cash.  Please contact your financial intermediary to confirm your elections. Each Fund intends to make distributions that may be taxed as ordinary income or capital gains except when shares are held through a tax-advantaged account, such as an IRA. Withdrawals from a tax-advantaged account, however, may be taxable. For more information, see the section titled “Distribution Policy.”

Who will be the Adviser, Sub-Adviser and Portfolio Managers of my Fund after the Reorganization?

Touchstone Advisors serves as the investment adviser for each Fund. The Funds’ sub-adviser and portfolio managers are set forth below.

	Sub-Adviser	Portfolio Managers	Investment Experience with the Fund	Primary Title with Sub-Adviser
Large Company Growth Fund	DSM	Daniel Strickberger	Since inception in August 2016	Chief Investment Officer and Managing Partner

		David McVey	Since September 2020	Deputy Chief Investment Officer and Portfolio Manager

		Eric Woodworth, CFA	Since October 2021	Deputy Chief Investment Officer and Portfolio Manager
Large Company Growth ETF	DSM	Daniel Strickberger	Since inception in March 2026	Chief Investment Officer and Managing Partner

		David McVey	Since inception in March 2026	Deputy Chief Investment Officer and Portfolio Manager

		Eric Woodworth, CFA	Since inception in March 2026	Deputy Chief Investment Officer and Portfolio Manager

As described above, Touchstone Advisors and DSM will continue to serve as adviser and sub-adviser, respectively, to the Target Fund until the completion of the Reorganization. Immediately following the Reorganization, Touchstone Advisors and DSM will serve as adviser and sub-adviser, respectively, to the Acquiring ETF. For additional information regarding Touchstone Advisors, DSM, and the portfolio managers, please see the section titled “The Funds’ Management—Investment Adviser” and “The Funds’ Management—Sub-Advisers and Portfolio Managers.”

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What will be the primary federal income tax consequences of the Reorganization?

The Reorganization is expected to qualify as a tax-free reorganization for federal income tax purposes.  If the Reorganization so qualifies, then generally no gain or loss will be recognized for federal income tax purposes by the Funds or their respective shareholders as a direct result of the Reorganization.  As a condition to the closing of the Reorganization, the Funds will each receive an opinion from the law firm of K&L Gates LLP that the Reorganization qualifies as a tax-free reorganization within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the “Code”).  The opinion, however, is not binding on the Internal Revenue Service (the “IRS”) or any court and thus does not preclude the IRS or a court from taking a contrary position.  See “Information About the Reorganization—Material Federal Income Tax Consequences” for more information on the material federal income tax consequences of the Reorganization.

Will there be any repositioning costs?

Prior to the Reorganization, the Target Fund is not expected to sell any of its portfolio securities in connection with the Reorganization.

After the Reorganization, the Acquiring ETF is not expected to sell any of the Target Fund’s investment portfolio.

COMPARISON OF INVESTMENT GOALS, PRINCIPAL INVESTMENT STRATEGIES

AND RISKS

The Target Fund and the Acquiring ETF have the same investment goal, principal investment strategies and risk factors, which are presented in the tables below. In addition to the investment goals and principal investment strategies described below, each Fund is also subject to certain additional investment policies and limitations, which are described in each Fund’s prospectus and SAI. The cover pages of this Prospectus/Information Statement describe how you can obtain copies of these documents. A comparison of the principal risks associated with the Funds’ investment strategies is described below under “Principal Risks.” Each Fund’s investment goal is non-fundamental, and may be changed by the Board without shareholder approval. Shareholders will be notified at least 60 days before any change takes effect.

The Funds have the same investment goal, which is to seek long-term capital appreciation. The Funds’ principal investment strategies are identical. Each Fund will invest, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of large capitalization issuers. Equity securities include, but are not limited to, common stocks, preferred stocks, securities convertible into common stocks, rights and warrants.

Investment Goals and Principal Investment Strategies

	Target Fund	Acquiring ETF
Investment Goal	The Fund seeks to achieve long-term capital appreciation.	The Fund seeks to achieve long-term capital appreciation.
Principal Investment Strategy

Under normal circumstances, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of large capitalization issuers. Equity securities include, but are not limited to, common stocks, preferred stocks, securities convertible into common stocks, rights and warrants. The Fund’s portfolio generally will contain 25 to 35 equity securities. The Fund currently defines a large capitalization issuer as one that has a market capitalization of $10 billion or more at the time of purchase.

In addition, the Fund may invest up to 20% of its assets in equity securities of foreign issuers, including emerging markets, through, but not limited to, American Depositary Receipts (“ADRs”) or other depositary receipts. The Fund is a non-diversified fund and may, from time to time, have significant exposure to one or more issuers, geographic regions or sectors of the global economy. The Fund may invest greater than 25% of its assets in one or more of the following sectors: consumer discretionary, consumer staples, energy, financials, health care, industrials, materials, technology and telecommunications services.

Under normal circumstances, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of large capitalization issuers. Equity securities include, but are not limited to, common stocks, preferred stocks, securities convertible into common stocks, rights and warrants. The Fund’s portfolio generally will contain 25 to 35 equity securities. The Fund currently defines a large capitalization issuer as one that has a market capitalization of $10 billion or more at the time of purchase.

In addition, the Fund may invest up to 20% of its assets in equity securities of foreign issuers, including emerging markets, through, but not limited to, American Depositary Receipts (“ADRs”) or other depositary receipts. The Fund is a non-diversified fund and may, from time to time, have significant exposure to one or more issuers, geographic regions or sectors of the global economy. The Fund may invest greater than 25% of its assets in one or more of the following sectors: consumer discretionary, consumer staples, energy, financials, health care, industrials, materials, technology and telecommunications services.

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	DSM Capital Partners LLC (“DSM”), the Fund’s sub–adviser, manages the Fund using a bottom-up, “idea-driven,” growth-style with a long-term (i.e., three-year) investment horizon. This means in general terms that DSM seeks to identify issuers which it believes exhibit certain quality characteristics. For instance, DSM selects issuers that it believes have growing businesses with solid fundamentals, attractive profitability, and successful managements. DSM generally sells an equity security when its projected future return becomes unattractive relative to the rest of the portfolio or the investable universe.	DSM Capital Partners LLC (“DSM”), the Fund’s sub–adviser, manages the Fund using a bottom-up, “idea-driven,” growth-style with a long-term (i.e., three-year) investment horizon. This means in general terms that DSM seeks to identify issuers which it believes exhibit certain quality characteristics. For instance, DSM selects issuers that it believes have growing businesses with solid fundamentals, attractive profitability, and successful managements. DSM generally sells an equity security when its projected future return becomes unattractive relative to the rest of the portfolio or the investable universe.
Equity Securities	The Fund invests, under normal circumstances, at least 80% of its assets in equity securities of large capitalization issuers, which include common stocks, preferred stocks, securities convertible into common stocks, rights and warrants.	The Fund invests, under normal circumstances, at least 80% of its assets in equity securities of large capitalization issuers, which include common stocks, preferred stocks, securities convertible into common stocks, rights and warrants.
Fixed Income Securities	Investing in fixed income securities is not a part of the Fund’s principal investment strategy.	Investing in fixed income securities is not a part of the Fund’s principal investment strategy.
Foreign Securities	The Fund may invest up to 20% of its assets in equity securities of foreign issuers, including emerging markets, through, but not limited to, American Depositary Receipts (“ADRs”) or other depositary receipts.	The Fund may invest up to 20% of its assets in equity securities of foreign issuers, including emerging markets, through, but not limited to, American Depositary Receipts (“ADRs”) or other depositary receipts.

Principal Risks

Each Fund’s share price will fluctuate. You could lose money on your investment in the Funds and the Funds could also return less than other investments. Investments in the Funds are not bank guaranteed, are not deposits, and are not insured by the FDIC or any other federal government agency. As with any mutual fund or ETF, there is no guarantee that a Fund will achieve its investment goal. You can find more information about the Funds’ investments and risks under the “Principal Investment Strategies and Risks” section of the Funds’ prospectus.

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The Target Fund has the same principal risks as the Acquiring ETF, except that the Acquiring ETF is subject to additional risks as a result of operating as an ETF. The principal risks applicable to each Fund are identified in the table below. Following the table is a description of the principal risks. The risks summarized below are not intended to provide shareholders with any indication of the Funds’ relative risk/return profiles.

	Large Company Growth Fund (Target Fund)	Large Company Growth ETF (Acquiring ETF)
Convertible Securities Risk	X	X
Cybersecurity Risk	X	X
Economic and Market Events Risk	X	X
Equity Securities Risk	X	X
● Large-Cap Risk	X	X
● Preferred Stock Risk	X	X
ETF Risk		X
● Authorized Participant Risk		X
● Premium/Discount Risk		X
● Secondary Market Trading Risk		X
Foreign Securities Risk	X	X
● Depositary Receipts Risk	X	X
● Emerging Markets Risk	X	X
Growth Investing Risk	X	X
Management Risk	X	X
Non-Diversification Risk	X	X
Sector and Industry Focus Risk	X	X

Convertible Securities Risk: Convertible securities are subject to the risks of both debt securities and equity securities. Convertible securities may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. The values of convertible securities tend to decline as interest rates rise and, due to the conversion feature, tend to vary with fluctuations in the market value of the underlying security.

Cybersecurity Risk: With the increased use of technologies, such as mobile devices and cloud-based service offerings and the dependence on the Internet and computer systems to perform necessary business functions, the Funds' service providers are susceptible to operational and information or cyber security risks that could result in losses to a Fund and its shareholders. Cyber security breaches are either intentional or unintentional events that allow an unauthorized party to gain access to Fund assets, customer data, or proprietary information, or cause a Fund or Fund service provider to suffer data corruption or lose operational functionality. Intentional cyber security incidents include: unauthorized access to systems, networks, or devices (such as through “hacking” activity or “phishing”); infection from computer viruses or other malicious software code; and attacks that shut down, disable, slow, or otherwise disrupt operations, business processes, or website access or functionality. Cyber-attacks can also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on the service providers’ systems or websites rendering them unavailable to intended users or via “ransomware” that renders the systems inoperable until appropriate actions are taken. In addition, unintentional incidents can occur, such as the inadvertent release of confidential information (possibly resulting in the violation of applicable privacy laws).

A cyber security breach could result in the loss or theft of customer data or funds, loss or theft of proprietary information or corporate data, physical damage to a computer or network system, or costs associated with system repairs, any of which could have a substantial impact on the Funds. For example, in a denial of service, Fund shareholders could lose access to their electronic accounts indefinitely, and employees of the Adviser, a Sub-Adviser, or the Funds' other service providers may not be able to access electronic systems to perform critical duties for the Fund, such as trading, NAV calculation, shareholder accounting, or fulfillment of Fund share purchases and redemptions. Cyber security incidents could cause a Fund, the Adviser, a Sub-Adviser, or other service provider to incur regulatory penalties, reputational damage, compliance costs associated with corrective measures, litigation costs, or financial loss. They may also result in violations of applicable privacy and other laws. In addition, such incidents could affect issuers in which a Fund invests, thereby causing the Fund’s investments to lose value.

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Cyber-events have the potential to materially affect the Funds', the Adviser’s and the sub-adviser’s relationships with accounts, shareholders, clients, customers, employees, products, and service providers. The Funds have established risk management systems reasonably designed to seek to reduce the risks associated with cyber-events. There is no guarantee that the Fund will be able to prevent or mitigate the impact of any or all cyber-events.

The Funds are exposed to operational risk arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Funds' service providers, counterparties, or other third parties, failed or inadequate processes, and technology or system failures.

The Adviser, Sub-Advisers, and their affiliates have established risk management systems that seek to reduce cybersecurity and operational risks, and business continuity plans in the event of a cybersecurity breach or operational failure. However, there are inherent limitations in such plans, including that certain risks have not been identified, and there is no guarantee that such efforts will succeed, especially since none of the Adviser, the Sub-Advisers, or their affiliates controls the cybersecurity or operations systems of the Funds' third party service providers (including the Fund’s custodian), or those of the issuers of securities in which a Fund invests.

In addition, other disruptive events, including (but not limited to) natural disasters and public health crises, may adversely affect a Fund’s ability to conduct business, in particular if the Fund’s employees or the employees of its service providers are unable or unwilling to perform their responsibilities as a result of any such event. Even if the Fund’s employees and the employees of its service providers are able to work remotely, those remote work arrangements could result in the Fund’s business operations being less efficient than under normal circumstances, could lead to delays in its processing of transactions, and could increase the risk of cyber-events.

Economic and Market Events Risk: Events in certain sectors historically have resulted, and may in the future result, in an unusually high degree of volatility in the financial markets, both domestic and foreign. These events have included, but are not limited to: bankruptcies, corporate restructurings, bank failures, and other similar events; governmental efforts to limit short selling and high frequency trading; measures to address U.S. federal and state budget deficits; social, political, and economic instability in Europe; economic stimulus by the Japanese central bank; dramatic changes in energy prices and currency exchange rates; and China’s economic slowdown. Interconnected global economies and financial markets increase the possibility that conditions in one country or region might adversely impact issuers in a different country or region. Both domestic and foreign equity markets have experienced increased volatility and turmoil, with issuers that have exposure to the real estate, mortgage, and credit markets particularly affected. Financial institutions could suffer losses as interest rates rise or economic conditions deteriorate. In addition, relatively high market volatility and reduced liquidity in credit and fixed-income markets may adversely affect many issuers worldwide.

Government Actions. Actions taken by the U.S. Federal Reserve (“Fed”) or foreign central banks to stimulate or stabilize economic growth, such as interventions in currency markets, could cause high volatility in the equity and fixed-income markets. Reduced liquidity may result in less money being available to purchase raw materials, goods, and services from emerging markets, which may, in turn, bring down the prices of these economic staples. It may also result in emerging-market issuers having more difficulty obtaining financing, which may, in turn, cause a decline in their securities prices.

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In response to certain economic conditions, including periods of high inflation, governmental authorities and regulators may respond with significant fiscal and monetary policy changes such as raising interest rates. A Fund may be subject to heightened interest rate risk when the Fed raises interest rates. Recent and potential future changes in government monetary policy may affect interest rates. It is difficult to accurately predict the timing, frequency, or magnitude of potential interest rate increases or decreases by the Fed, and the evaluation of macro-economic and other conditions could cause a change in approach in the future. If the Fed and other central banks increase the federal funds rate and equivalent rates, such increases generally will cause market interest rates to rise and could cause the value of a Fund’s investments, and a Fund’s NAV, to decline, potentially suddenly and significantly. As a result, a Fund may experience high redemptions and, as a result, increased portfolio turnover, which could increase the costs that a Fund incurs and may negatively impact a Fund’s performance.

In addition, if the Fed increases the target Fed funds rate, any such rate increases, among other factors, could cause markets to experience continuing high volatility. A significant increase in interest rates may cause a decline in the market for equity securities. These events and the possible resulting market volatility may have an adverse effect on a Fund.

Health Crises. A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, which may lead to less liquidity in certain instruments, industries, sectors or the markets generally, and may ultimately affect Fund performance. For example, the coronavirus (“COVID-19”) pandemic resulted and may continue to result in significant disruptions to global business activity and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. While many countries have lifted some or all restrictions related to COVID-19 and the United States ended the public health emergency and national emergency declarations relating to COVID-19 pandemic on May 11, 2023, the continued impact of COVID-19 and related variants is uncertain. The impact of a health crisis and other epidemics and pandemics that may arise in the future could affect the global economy in ways that cannot necessarily be foreseen at the present time. A health crisis may exacerbate other pre-existing political, social and economic risks. Any such impact could adversely affect a Fund’s performance, resulting in losses to your investment.

Foreign Market Disruptions. Uncertainties surrounding the sovereign debt of a number of European Union (EU) countries and the viability of the EU have disrupted and may in the future disrupt markets in the United States and around the world. If one or more countries leave the EU or the EU dissolves, the global securities markets likely will be significantly disrupted. On January 31, 2020, the United Kingdom (UK) left the EU, commonly referred to as “Brexit,” the UK ceased to be a member of the EU, and the UK and EU entered into a Trade and Cooperation Agreement. While the full impact of Brexit is unknown, Brexit has resulted in volatility in European and global markets. There remains significant market uncertainty regarding Brexit’s future ramifications, and the range and potential implications of possible political, regulatory, economic, and market outcomes are difficult to predict. This uncertainty may affect other countries in the EU and elsewhere, cause volatility within the EU, or trigger prolonged economic downturns in certain countries within the EU. See “Foreign Securities Risk” for additional risks associated with investments in foreign securities.

Political Turmoil and Military Events. Political turmoil within the United States and abroad may also impact a Fund. Although the U.S. government has honored its credit obligations, it remains possible that the United States could default on its obligations. While it is impossible to predict the consequences of such an unprecedented event, it is likely that a default by the United States would be highly disruptive to the U.S. and global securities markets and could significantly impair the value of a Fund’s investments. Similarly, political events within the United States at times have resulted, and may in the future result, in a shutdown of government services, which could negatively affect the U.S. economy, decrease the value of a Fund’s investments, and increase uncertainty in or impair the operation of the U.S. or other securities markets. In recent years, the U.S. renegotiated many of its global trade relationships and has imposed or threatened to impose significant import tariffs. These actions could lead to price volatility and overall declines in U.S. and global investment markets.

Political and military events, including in North Korea, Venezuela, Russia, Ukraine, Iran, Syria, and other areas of the Middle East, and nationalist unrest in Europe and South America, also may cause market disruptions. As a result of continued political tensions and armed conflicts, including the Russian invasion of Ukraine commencing in February of 2022, the extent and ultimate result of which are unknown at this time, the United States and the EU, along with the regulatory bodies of a number of countries, have imposed economic sanctions on certain Russian corporate entities and individuals, and certain sectors of Russia’s economy, which may result in, among other things, the continued devaluation of Russian currency, a downgrade in the country’s credit rating, and/or a decline in the value and liquidity of Russian securities, property or interests. These sanctions could also result in the immediate freeze of Russian securities and/or funds invested in prohibited assets, impairing the ability of a Fund to buy, sell, receive or deliver those securities and/or assets. These sanctions or the threat of additional sanctions could also result in Russia taking counter measures or retaliatory actions, which may further impair the value and liquidity of Russian securities. The United States and other nations or international organizations may also impose additional economic sanctions or take other actions that may adversely affect Russia exposed issuers and companies in various sectors of the Russian economy. Any or all of these potential results could lead Russia’s economy into a recession. Economic sanctions and other actions against Russian institutions, companies, and individuals resulting from the ongoing conflict may also have a substantial negative impact on other economies and securities markets both regionally and globally, as well as on companies with operations in the conflict region, the extent to which is unknown at this time. The United States and the EU have also imposed similar sanctions on Belarus for its support of Russia’s invasion of Ukraine. Additional sanctions may be imposed on Belarus and other countries that support Russia. Any such sanctions could present substantially similar risks as those resulting from the sanctions imposed on Russia, including substantial negative impacts on the regional and global economies and securities markets.

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Inflation/Deflation. In addition, there is a risk that the prices of goods and services in the United States and many foreign economies may decline over time, known as deflation. Deflation may have an adverse effect on stock prices and creditworthiness and may make defaults on debt more likely. If a country’s economy slips into a deflationary pattern, it could last for a prolonged period and may be difficult to reverse. Further, there is a risk that the present value of assets or income from investments will be less in the future, known as inflation. Inflation rates may change frequently and drastically as a result of various factors, including unexpected shifts in the domestic or global economy, and a Fund’s investments may be affected, which may reduce a Fund’s performance. Further, inflation may lead to the rise in interest rates, which may negatively affect the value of debt instruments held by a Fund, resulting in a negative impact on a Fund’s performance. Generally, securities issued in emerging markets are subject to a greater risk of inflationary or deflationary forces, and more developed markets are better able to use monetary policy to normalize markets.

Equity Securities Risk: The Fund is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments, or as a result of irregular and/or unexpected trading activity among retail investors. The prices of securities issued by these companies may decline in response to such developments, which could result in a decline in the value of the Fund’s shares.

●	Large-Cap Risk: Large-cap companies may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

●	Preferred Stock Risk: In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as provisions allowing the stock to be called or redeemed prior to its maturity, both of which can have a negative impact on the stock’s price when interest rates decline.

ETF Risk: As an ETF, the Fund is subject to the following risks:

●	Authorized Participants Concentration Risk: The Fund has a limited number of financial institutions that may act as Authorized Participants (“APs”), which are responsible for the creation and redemption activity for the Fund. To the extent APs exit the business, become unable or are otherwise unwilling to engage in creation and redemption transactions with the Fund and no other AP steps in to create or redeem, Fund shares may trade at a material discount to net asset value (“NAV”) and possibly face delisting from the Exchange.

●	Premium/Discount Risk: As with all ETFs, Fund shares may only be bought and sold in the secondary market at market prices. There may be times when the trading prices of Fund shares in the secondary market are more than the NAV (a premium) or less than the NAV (a discount). As a result, shareholders of the Fund may pay more than NAV when purchasing shares and receive less than NAV when selling Fund shares. This risk is heightened in times of market volatility or periods of steep market declines. In such market conditions, market or stop loss orders to sell Fund shares may be executed at prices well below a Fund’s NAV.

●	Secondary Market Trading Risk: Investors buying or selling shares in the secondary market may pay brokerage commissions, which are often a fixed amount and may be a significant proportional cost for investors buying or selling relatively small amounts of Fund shares. Secondary market trading is subject to bid-ask spreads and trading in Fund shares may be halted by the Exchange because of market conditions or other reasons. If a trading halt occurs, a shareholder may temporarily be unable to purchase or sell shares of the Fund. In addition, although the Fund’s shares are listed on the Exchange, there can be no assurance that an active trading market for shares will develop or be maintained or that the Fund’s shares will continue to be listed.

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Foreign Securities Risk: Investing in foreign securities poses additional risks since political and economic events unique in a country or region will affect those markets and their issuers, while such events may not necessarily affect the U.S. economy or issuers located in the United States. In addition, investments in foreign securities are generally denominated in foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund’s investments. There are also risks associated with foreign accounting standards, government regulation, market information, and clearance and settlement procedures. Foreign markets may be less liquid and more volatile than U.S. markets and offer less protection to investors.

●	Depositary Receipts Risk: Foreign receipts, which include American Depositary Receipts, Global Depositary Receipts, and European Depositary Receipts, are securities that evidence ownership interests in a security or a pool of securities issued by a foreign issuer. The risks of depositary receipts include many risks associated with investing directly in foreign securities.

●	Emerging Markets Risk: Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than that of issuers in other countries.

Growth-Investing Risk: Growth-oriented funds may underperform when value investing is in favor, and growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company’s growth of earnings potential.

Management Risk: In managing the Fund’s portfolio, the Adviser engages one or more sub-advisers to make investment decisions for a portion of or the entire portfolio. There is a risk that the Adviser may be unable to identify and retain sub-advisers who achieve superior investment returns relative to other similar sub-advisers.

Non-Diversification Risk: An underlying fund may be non-diversified, which means that it may invest a greater percentage of its assets than a diversified mutual fund in the securities of a limited number of issuers. The use of a non-diversified investment strategy may increase the volatility of an underlying fund’s investment performance, as an underlying fund may be more susceptible to risks associated with a single economic, political, or regulatory event.

Sector and Industry Focus Risk: The Fund may invest a high percentage of its assets in specific sectors and/or industries of the market in order to achieve a potentially greater investment return. As a result, the Fund may be more susceptible to economic, political, and regulatory developments in a particular sector or industry of the market, positive or negative, and may experience increased volatility of the Fund’s net asset value with a magnified effect on the total return.

INFORMATION ABOUT THE REORGANIZATION

Reorganization

What are the reasons for the Reorganization?

At a meeting held on August 14, 2025, the Board of the Target Trust, including the Independent Trustees, determined that the Reorganization was in the best interests of the Target Fund and that the interests of existing shareholders of the Target Fund will not be diluted as a result of the Reorganization. Touchstone Advisors and the Board believe that operating the Target Fund as an ETF is in the best interests of the Target Fund and its shareholders. The Board approved the Reorganization of the Target Fund into the Acquiring ETF. The inception date of the Target Fund is August 15, 2016. As of December 31, 2025, the Target Fund had net assets of approximately $163 million. The Acquiring ETF is newly formed and had not commenced operations as of the date of this Prospectus/Information Statement.

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In evaluating the Reorganization, the Board of Trustees of the Target Trust requested and reviewed, with the assistance of independent legal counsel, materials furnished by Touchstone Advisors, the investment adviser to the Funds.  These materials included information regarding the operations and structure of the Funds and the principal terms and conditions of the Reorganization, including that the Reorganization is expected to qualify as a tax-free reorganization for federal income tax purposes.  The Board of Trustees of each Trust considered the following factors, among others:

●	that the investment goals, principal investment strategies, advisers, sub-advisers and portfolio managers of the Funds are identical;

●	the historical investment performance record of the Target Fund;

●	that the Acquiring ETF is newly formed and will assume the accounting and performance history of the Target Fund upon the completion of the Reorganization;

●	the advice and recommendation of Touchstone Advisors, including its opinion that the Reorganization would be in the best interests of the Funds and that the Acquiring ETF following the Reorganization would have a greater opportunity to achieve economies of scale than the Target Fund;

●	the benefits of the ETF structure, including increased flexibility to buy and sell shares throughout the trading day at market value on the Exchange, the transparency of portfolio holdings, and the tax advantages of the ETF structure;

●	the comparisons of the investment advisory fee and other fees and expenses paid by the Funds and their expense ratios;

●	the fact that Touchstone Advisors has agreed to a contractual expense limitation agreement for the Acquiring ETF to ensure that the net total annual operating expenses of the Acquiring ETF are lower than the net total annual operating expenses of each share class of the Target Fund through at least March 31, 2027;

●	that the expenses of the Reorganization would not be borne by the Target Fund’s shareholders;

●	the terms and conditions of the Reorganization, including the Acquiring ETF’s assumption of all the liabilities of the Target Fund;

●	the Target Fund shareholders will receive Acquiring ETF shares with the same aggregate net asset value as their Target Fund shares, adjusted for distributions to redeem fractional shares, if any;

●	the Reorganization is intended to be a tax-free reorganization for federal income tax purposes, except that the receipt of cash received by shareholders of the Target Fund for fractional shares of the Target Fund will likely be a taxable event; and

●	alternatives available to shareholders of the Target Fund, including the ability to redeem their shares.

During their assessment, the Board of Trustees of the Target Trust met with independent legal counsel regarding the legal issues involved. After consideration of the factors noted above, together with other factors and information considered to be relevant, and recognizing that there can be no assurance that any potential operating efficiencies or other benefits will in fact be realized, the Board of Trustees of the Target Trust concluded that the Reorganization would be in the best interests of the Target Fund and the interests of existing shareholders of the Target Fund would not be diluted as a result of the Reorganization.

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Steps Taken Prior to the Reorganization

The Reorganization will involve several steps which will affect you as a shareholder. First, on or about March 6, 2026, each class of shares of the Target Fund will be consolidated into Institutional Class (without a contingent deferred sales charge or other charge). Accordingly, after that date, all Target Fund shareholders will own Institutional Class shares.

Second, prior to the Reorganization on or about March 13, 2026, the Target Fund will conduct a stock split pursuant to which approximately every 0.38 Institutional Class shares (as of June 30, 2025) will be merged (referred to as split) into one Institutional Class share (the “Split”), with the exact ratio to be determined at the time of the Reorganization. The Split will be carried out in accordance with the stock split ratio of approximately 0.35-for-1 to 0.45-for-1 (old to new). Accordingly, the total number of the issued and outstanding shares for the Target Fund will increase by approximately 160%. The Split will cause the per share NAV of the Acquiring ETF to be $25.00 per share upon its commencement of operations, which will be approximately 2.6 times lower than the per share NAV of the Target Fund’s Institutional Class shares. A shareholder’s total investment value, however, will not be affected by the Split – meaning, the value of your investment in the Target Fund will be the same before and after the Split. The Split will not be a taxable event, nor does it have an impact on the Target Fund's holdings or its performance. The Split is intended to create a more desirable ETF share price to help facilitate better secondary market quality of the ETF.

Third, on or about March 12, 2026, any fractional shares of the Target Fund held by shareholders will be redeemed, and the Target Fund will distribute such redemption proceeds to those shareholders. The redemption of your fractional shares of the Target Fund will likely be a taxable event.  Thus, you are encouraged to consult your tax advisor to determine the effect of any such redemption.

If the proposed Reorganization is completed, the Acquiring ETF will acquire substantially all of the assets and the liabilities of the Target Fund, and shareholders of the Target Fund will receive shares of the Acquiring ETF with an aggregate NAV equal to the aggregate NAV of the Target Fund shares that the shareholders own immediately prior to the Reorganization, except that Target Fund shareholders will receive cash in lieu of fractional Target Fund shares. Please see “Agreement and Plan of Reorganization” below for additional details with respect to the closing of the Reorganization.

Agreement and Plan of Reorganization

A form of the Plan is set forth in Exhibit A.  The Plan provides that all the assets of the Target Fund will be transferred to the Acquiring ETF solely in exchange for shares of the Acquiring ETF and the assumption by the Acquiring ETF of all the liabilities of the Target Fund on or about March 13, 2026 or such other date as may be agreed upon by the parties (the “Closing Date”).

Prior to the close of business on the Closing Date, the Target Fund will endeavor to discharge all of its known liabilities and obligations.  In addition, prior to the close of business on the Closing Date, the Target Fund will distribute to its shareholders all of the Target Fund’s investment company taxable income for all taxable periods ending on or before the Closing Date (if any), all of the Target Fund’s net tax-exempt income for all taxable periods ending on or before the Closing Date (if any), and all of its net capital gains realized in all taxable periods ending on or before the Closing Date (after reduction for any available capital loss carryforwards and excluding any net capital gain on which the Target Fund paid federal income tax) (if any).

The Bank of New York Mellon, the sub-administrator for the Funds, will compute the value of the Target Fund’s portfolio of securities.  The method of valuation employed will be consistent with the valuation procedures described in the Target Trust’s declaration of trust and the Target Fund’s prospectus and statement of additional information or such other valuation procedures as shall be mutually agreed upon by the Funds.

As soon after the closing as practicable, the Target Fund will distribute to its shareholders of record as of the time of such distribution the shares of the Acquiring ETF received by the Target Fund. Each account will receive the respective pro rata number of shares of the Acquiring ETF due a Target Fund shareholder, except any fractional shares of the Target Fund held by shareholders will have been redeemed, and the Target Fund will have distributed such redemption proceeds to those shareholders. The redemption of your fractional shares will likely be a taxable event.  Thus, you are encouraged to consult your tax advisor to determine the effect of any such redemption. All issued and outstanding shares of the Target Fund will be cancelled.  After these distributions and the winding up of its affairs, the Target Fund will be terminated.

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The Reorganization is subject to the satisfaction or waiver of the conditions set forth in the Plan.  The Plan may be terminated (1) by the mutual agreement of the Target Fund and the Acquiring ETF; or (2) at or prior to the closing by either party (a) because of a breach by the other of any representation, warranty, or agreement contained in the Plan to be performed at or prior to the closing, if not cured within 30 days, or (b) because a condition in the Plan expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met.

Whether or not the Reorganization is completed, Touchstone Advisors will pay the expenses incurred by the Funds in connection with the Reorganization.

Description of the Securities to be Issued

Shareholders of the Target Fund as of the closing will receive shares of the Acquiring ETF in accordance with the terms of the Plan. The shares of the Acquiring ETF to be issued in connection with the Reorganization will be duly and validly issued and outstanding, fully paid and non-assessable by the Acquiring ETF.  Shares of the Acquiring ETF to be issued in the Reorganization will have no preemptive or conversion rights and no share certificates will be issued. Any fractional shares of the Target Fund held by shareholders will be redeemed, and the Target Fund will distribute such redemption proceeds to those shareholders. The redemption of your fractional shares will likely be a taxable event.  Thus, you are encouraged to consult your tax advisor to determine the effect of any such redemption.

Material Federal Income Tax Consequences

The following discussion summarizes the material U.S. federal income tax consequences of the Reorganization that are applicable to you as a Target Fund shareholder.  It is based on the Code, applicable U.S. Treasury regulations, judicial authority, and administrative rulings and practice, all as of the date of this Prospectus/Information Statement and all of which are subject to change, including changes with retroactive effect.  The discussion below does not address any state, local, or foreign tax consequences of the Reorganization.  Your tax treatment may vary depending upon your particular situation.  You also may be subject to special rules not discussed below if you are a certain kind of Target Fund shareholder, including, but not limited to:  an insurance company; a tax-exempt organization; a financial institution or broker-dealer; a person who is neither a citizen nor resident of the United States or an entity that is not organized under the laws of the United States or a political subdivision thereof; a holder of Target Fund shares as part of a hedge, straddle, conversion or other integrated transaction; a person with “applicable financial statements” within the meaning of Section 451(b) of the Code; a person who does not hold Target Fund shares as a capital asset at the time of the Reorganization; or an entity taxable as a partnership for U.S. federal income tax purposes.

The Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization under Section 368(a) of the Code.  As a condition to the closing of the Reorganization, the Target Fund and the Acquiring ETF will receive an opinion from the law firm of K&L Gates LLP substantially to the effect that, on the basis of the existing provisions of the Code, U.S. Treasury regulations issued thereunder, current administrative rules, pronouncements and court decisions, and certain representations, qualifications, and assumptions with respect to the Reorganization, for federal income tax purposes:

(i)            The transfer by the Target Fund of all its assets to the Acquiring ETF solely in exchange for Acquiring ETF shares (and cash in lieu of fractional shares, if any) and the assumption by the Acquiring ETF of all the liabilities of the Target Fund, immediately followed by the pro rata, by class, distribution of all the Acquiring ETF shares (and cash in lieu of fractional shares, if any) so received by the Target Fund to the Target Fund’s shareholders of record in complete liquidation of the Target Fund and the termination of the Target Fund promptly thereafter, will constitute a “reorganization” within the meaning of Section 368(a)(1) of the Code, and the Acquiring ETF and the Target Fund will each be “a party to a reorganization,” within the meaning of Section 368(b) of the Code, with respect to the Reorganization.

(ii)           No gain or loss will be recognized by the Acquiring ETF upon the receipt of all the assets of the Target Fund solely in exchange for Acquiring ETF shares and the assumption by the Acquiring ETF of all the liabilities of the Target Fund.

(iii)          No gain or loss will be recognized by the Target Fund upon the transfer of all its assets to the Acquiring ETF solely in exchange for Acquiring ETF shares and the assumption by the Acquiring ETF of all the liabilities of the Target Fund or upon the distribution (whether actual or constructive) of the Acquiring ETF shares so received to the Target Fund’s shareholders solely in exchange for such shareholders’ shares of the Target Fund in complete liquidation of the Target Fund.

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(iv)          No gain or loss will be recognized by the Target Fund’s shareholders upon the exchange, pursuant to the Plan, of all their shares of the Target Fund solely for Acquiring ETF shares (except with respect to cash, if any, received for fractional shares).

(v)           The aggregate basis of the Acquiring ETF shares received by each Target Fund shareholder pursuant to the Plan will be the same as the aggregate basis of the Target Fund shares exchanged therefor by such shareholder.

(vi)          The holding period of the Acquiring ETF shares received by each Target Fund shareholder in the Reorganization will include the period during which the shares of the Target Fund exchanged therefor were held by such shareholder, provided such Target Fund shares were held as capital assets at the effective time of the Reorganization.

(vii)         The basis of the assets of the Target Fund received by the Acquiring ETF will be the same as the basis of such assets in the hands of the Target Fund immediately before the effective time of the Reorganization.

(viii)        The holding period of the assets of the Target Fund received by the Acquiring ETF will include the period during which such assets were held by the Target Fund.

(ix)            For purposes of Section 381, the Acquiring ETF will be treated just as Target Fund would have been treated if there had been no Reorganization. Accordingly, the Reorganization will not result in the termination of Target Fund's taxable year, Target Fund's tax attributes enumerated in Section 381(c) will be taken in to account by the Acquiring ETF as if there had been no Reorganization, and the part of the Target Fund's last taxable year that began before the Reorganization will be included in the Acquiring ETF's first taxable year that ends after the Reorganization.

No opinion will be expressed as to (1) the effect of the Reorganization on the Target Fund, the Acquiring ETF or any Target Fund shareholder with respect to any asset (including without limitation any stock held in a passive foreign investment company as defined in Section 1297(a) of the Code) as to which any unrealized gain or loss is required to be recognized under federal income tax principles (i) on the termination thereof, or (ii) upon the transfer of such asset regardless of whether such transfer would otherwise be a non-taxable transaction under the Code or (2) any other federal tax issues (except those set forth above) and any state, local or foreign tax issues of any kind.

No private ruling will be sought from the IRS with respect to the federal income tax consequences of the Reorganization.  Opinions of counsel are not binding upon the IRS or the courts, are not guarantees of the tax results, and do not preclude the IRS from adopting or taking a contrary position, which may be sustained by a court.  If the Reorganization is consummated but the IRS or the courts determine that the Reorganization does not qualify as a tax-free reorganization under the Code and, thus, is taxable, the Target Fund would recognize gain or loss on the transfer of its assets to the Acquiring ETF and each shareholder of the Target Fund would recognize a taxable gain or loss equal to the difference between its tax basis in its Target Fund shares and the fair market value of the shares of the Acquiring ETF it receives.

Prior to the Reorganization, the Target Fund may declare and pay a distribution to its shareholders, which together with all previous distributions, will have the effect of distributing to its shareholders all of the Target Fund’s investment company taxable income (computed without regard to the deduction for dividends paid), net tax exempt income and realized net capital gain (after reduction for available capital loss carryforwards and excluding certain capital gain on which the Target Fund paid tax), if any, for all periods through the Closing Date. Such distributions will be taxable to shareholders for federal income tax purposes and may include net capital gain from the sale of portfolio assets as discussed below. Even if reinvested in additional shares of the Target Fund, which would be exchanged for shares of the Acquiring ETF in the Reorganization, such distributions will be taxable for federal income tax purposes.

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To the extent that a portion of the Target Fund’s portfolio assets are sold prior to the Reorganization, the federal income tax effect of such sales will depend on the holding periods of the assets sold and the difference between the price at which such portfolio assets were sold and the Target Fund’s basis in those assets. Any net capital gains (net long-term capital gain in excess of any net short-term capital loss) recognized in these sales, after the application of any other available capital losses and any available capital loss carryforwards (capital losses from prior taxable years that may be used to offset future capital gains), would be distributed to the Target Fund’s shareholders as capital gain dividends. Any net short-term capital gains (net short-term capital gain in excess of any net long-term capital loss and after application of any other available capital losses and any available capital loss carryforwards) would be distributed as ordinary dividends.

Following the Reorganization, the Acquiring ETF will be able to utilize the Target Fund's capital loss carryforwards (to the extent not utilized by the Target Fund to offset capital gains recognized during its current taxable year) without limitation.

As of June 30, 2025, for federal income tax purposes, the Target Fund had no capital loss carryforwards.

As of June 30, 2025, for federal income tax purposes, the Target Fund had net unrealized gains of $83,353,337.

Tracking Your Basis and Holding Period; State and Local Taxes.  After the Reorganization, you will continue to be responsible for tracking the adjusted tax basis and holding period of your shares for federal income tax purposes.  However, mutual funds and ETFs must report cost basis information to you and the IRS when a shareholder sells or exchanges shares acquired on or after January 1, 2012 that are not in a retirement account (“covered shares”).  Cost basis reporting by a mutual fund or ETF is not required if the shares were acquired in a reorganization and the basis of the acquired shares is determined from the basis of shares that were not covered shares.

This discussion does not address any state, local or foreign tax issues and is limited to material federal income tax issues.  You are urged and advised to consult your own tax advisors as to the federal, state, local, foreign, and other tax consequences of the Reorganization in light of your individual circumstances, including the applicability and effect of possible changes in any applicable tax laws.

Pro Forma Capitalization

The following table sets forth the net assets, number of shares outstanding, and net asset value (“NAV”) per share, assuming the Reorganization occurred as of June 30, 2025.  This information is generally referred to as the “capitalization” of a Fund.  The term “pro forma capitalization” means the expected capitalization of the Acquiring ETF as of June 30, 2025 after giving effect to the Reorganization and assuming the Reorganization occurred as of such date.  These numbers may differ as of the closing date of the Reorganization. The Acquiring ETF is a shell fund without any outstanding shares, and, therefore, no estimated capitalization is available.

Target Fund (Touchstone Large Company Growth Fund)
Shares Class(1)					Pro Forma Adjustments(2)		Pro Forma Touchstone Large Company Growth ETF after Reorganization
	Class A	Class C	Class Y	Institutional Class
Net assets	$6,389,215	$180,071	$10,725,914	$152,364,193	$0		$169,659,393	(3)
Total shares outstanding	102,380	3,173	166,691	2,338,221	4,175,912	(5)	6,786,377
Net asset value per share^	$62.41	$56.75	$64.35	$65.16	$25.00	(4)	$25.00

(1)	Holders of Class A, C, Y and Institutional Class shares of the Target Fund will each receive shares of the Acquiring ETF upon closing of the Reorganization. The Acquiring ETF does not offer multiple share classes.

(2)	No adjustments have been made with respect to the cost of the Reorganization because Touchstone Advisors is paying for the costs of the Reorganization. Brokerage fees and expenses related to the disposition and acquisition of assets (including any disposition to raise cash to pay redemption proceeds) that are incurred in the ordinary course of business will not be covered by Touchstone Advisors. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in the disqualification of such party as a “regulated investment company” within the meaning of Section 851 of the Code.

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(3)	Since shares of the Acquiring ETF are not issued in fractional shares and, as a result, cash will be paid to Target Fund shareholders in connection with the Reorganization in lieu of fractional shares, the NAV of the Acquiring ETF upon consummation of the Reorganization may be less than that of the Target Fund.

(4)	It is the intent of Touchstone Advisors for the Acquiring ETF to have a starting NAV of $25.00 per share.

(5)	Figure represents the number of shares that would be issued by the Acquiring ETF in order to have a starting NAV of $25.00 per share.
^	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.

THE FUNDS’ MANAGEMENT

The Funds have the same investment adviser.

Investment Adviser

Touchstone Advisors, Inc.

303 Broadway, Suite 1100, Cincinnati, Ohio 45202

Touchstone Advisors has been a SEC-registered investment advisor since 1994. As of December 31, 2025, it had approximately $31.1 billion in assets under management. As the Adviser, Touchstone Advisors reviews, supervises and administers the Funds’ investment programs and also ensures compliance with the investment policies and guidelines.

Touchstone Advisors is responsible for selecting each Fund’s sub-adviser(s), subject to approval by the Board. Touchstone Advisors selects a sub-adviser that has shown good investment performance in its areas of expertise. Touchstone Advisors considers various factors in evaluating a sub-adviser, including:

●	level of knowledge and skill;

●	performance as compared to its peers or benchmark;

●	consistency of performance over 5 years or more;

●	level of compliance with investment rules and strategies;

●	employees;

●	facilities and financial strength; and

●	quality of service.

Touchstone Advisors will also continually monitor each sub-adviser’s performance through various analyses and through in-person, telephone, and written consultations with a sub-adviser. Touchstone Advisors discusses its expectations for performance with each sub-adviser and provides evaluations and recommendations to the Board, including whether or not a sub-adviser’s contract should be renewed, modified, or terminated.

With respect to the Target Fund and the Acquiring ETF, the SEC has granted an exemptive order that permits the Target Trust, the Acquiring Trust or Touchstone Advisors, under certain conditions, to select or change sub-advisers, enter into new sub-advisory agreements, or amend existing sub-advisory agreements, regardless of whether the sub-adviser is affiliated or unaffiliated, without first obtaining shareholder approval (the “Exemptive Order”).

Shareholders of a Fund will be notified of any material changes in the Fund’s sub-advisory arrangements. After the Reorganization, Touchstone Advisors and the Acquiring Trust will rely on the Exemptive Order.

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Two or more sub-advisers may manage a Fund, with each managing a portion of the Fund’s assets. If a Fund has more than one sub-adviser, Touchstone Advisors allocates how much of a Fund’s assets are managed by each sub-adviser. Touchstone Advisors may change these allocations from time to time, often based upon the results of its evaluations of the sub-advisers.

Touchstone Advisors is also responsible for running all of the operations of the Funds, except those that are subcontracted to a sub-adviser, custodian, transfer agent, sub-administrative agent, or other parties. For its services, Touchstone Advisors is entitled to receive an investment advisory fee from each Fund at an annualized rate based on the average daily net assets of the Fund as set forth below. Each Fund’s advisory fee is accrued daily and paid monthly.

Investment Advisory Fee
Large Company Growth Fund	0.60%
Large Company Growth ETF	0.60%

The annual fee rate below is the fee paid to Touchstone Advisors by the Target Fund for the Fund’s most recent fiscal year end and is net of any advisory fee waivers and/or expense reimbursements, which are discussed in more detail below.  Touchstone Advisors, and not the Funds, pays sub-advisory fees to each sub-adviser from its advisory fee.

●	Target Fund: 0.53%

Sub-Adviser and Portfolio Managers

Large Company Growth Fund (Target Fund) and Large Company Growth ETF (Acquiring ETF)

DSM Capital Partners, LLC, 7111 Fairway Drive, Suite 350, Palm Beach Gardens, Florida 33418

DSM was founded in 2001 and serves as investment adviser to endowments and foundations, pensions plans, family offices, high net worth individual investors, and corporations. DSM is wholly owned by its co-founders, Stephen Memishian and Daniel Strickberger, and its employees. As of December 31, 2025, DSM had approximately $6.9 billion in assets under management.

●	Daniel Strickberger, Chief Investment Officer, co-founded DSM in February 2001 and has served as a Managing Partner ever since. Prior to co-founding DSM, Mr. Strickberger was a partner at W.P. Stewart & Company and Lazard Freres & Co. Mr. Strickberger is a member of DSM’s Board of Managers.

●	David McVey, Deputy Chief Investment Officer and Portfolio Manager, started his investment career in 1992 at Mutual Funds Service Company in Boston. In 1995 he became equity research associate for biotechnology and healthcare at Hambrecht & Quist. He then moved to Furman Selz, becoming a vice president and serving as a media and entertainment analyst. Most recently, he was a media and entertainment associate analyst at J.P. Morgan H&Q. David received a Bachelor of Science degree in Economics and Finance from New Hampshire College, and holds a Chartered Financial Analyst designation. David joined DSM in 2001 and is a member of DSM’s Board of Managers.

●	Eric Woodworth CFA, Deputy Chief Investment Officer and Portfolio Manager, joined PricewaterhouseCoopers (PwC) in 1994 as a technology consultant. He became a team leader and managed projects for PwC in Toronto and Chicago. He also served as an internal instructor for PwC in Tampa, Florida. Eric left PwC in 1999 to attend business school, spending his summer in equity research at Merrill Lynch. Eric holds a Bachelor of Arts in Economics from Williams College, an MBA in Finance from New York University, and holds a Chartered Financial Analyst designation. Eric joined DSM in 2001 and is a member of DSM's Board of Managers.

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Advisory and Sub-Advisory Agreement Approval

A discussion of the basis for the Board’s approval of the advisory agreement between the Target Trust, on behalf of the Target Fund, and Touchstone Advisors, and the basis for the Board’s approval of the sub-advisory agreement between Touchstone Advisors and DSM, with respect to the Target Fund, is included in the Target Fund’s Form N-CSRS for the six months ended December 31, 2025. A discussion of the basis for the Board of Trustees of the Acquiring Trust’s approval of the advisory agreement between the Acquiring Trust, on behalf of the Acquiring ETF, and Touchstone Advisors, and the basis for the Board’s approval of the sub-advisory agreement between Touchstone Advisors and DSM, with respect to the Acquiring ETF, will be included in the Acquiring ETF’s Form N-CSR for the year ended June 30, 2026, once available.

Expense Limitation Agreement

Touchstone Advisors has contractually agreed to waive fees and reimburse expenses to the extent necessary to ensure that the Target Fund’s total annual operating expenses (excluding dividend and interest expenses relating to short sales, interest, taxes, brokerage commissions and other transaction costs; portfolio transaction and investment related expenses, including expenses associated with the Fund’s liquidity provider; other expenditures which are capitalized in accordance with U.S. generally accepted accounting principles, the cost of “Acquired Fund Fees and Expenses,” if any, and other extraordinary expenses not incurred in the ordinary course of business (“Excluded Expenses”)) and the Acquiring ETF’s total annual operating expenses (excluding dividend and interest expenses relating to short sales, interest, taxes, brokerage commissions and other transaction costs; portfolio transaction and investment related expenses, including expenses associated with the Fund’s interfund lending program, if any; other expenditures which are capitalized in accordance with U.S. generally accepted accounting principles, the cost of “Acquired Fund Fees and Expenses,” if any, and other extraordinary expenses not incurred in the ordinary course of business (“Excluded Expenses”)) do not exceed the contractual expense limits set forth in the table below. The Funds bear the costs of Excluded Expenses. The contractual expense limits set forth below have been adjusted for each class of each Fund to include the effect of Rule 12b-1 fees, shareholder servicing fees, and other anticipated class specific expenses, if applicable.  Fee waivers and expense reimbursements are calculated and applied monthly, based on each Fund’s average net assets during such month.  The terms of Touchstone Advisors’ expense limitation agreement provide that Touchstone Advisors is entitled to recoup, subject to approval by a Fund’s Board of Trustees, such amounts waived or reimbursed for a period of up to three years from the date on which Touchstone Advisors reduced its compensation or reimbursed expenses for the Fund.  A Fund will make repayments to Touchstone Advisors only to the extent that such repayment does not cause the annual Fund operating expenses (after the repayment is taken into account) to exceed both (1) the expense cap in place when such amounts were waived or reimbursed and (2) the Fund’s current expense limitation. Fees waived and expenses reimbursed by Touchstone Advisors with respect to the Target Fund prior to the closing of the Reorganization may not be recouped by Touchstone Advisors following the closing of the Reorganization.

Fund	Expense Limit	Effective Through
Touchstone Large Company Growth Fund
Class A	1.04%	October 29, 2026
Class C	1.79%	October 29, 2026
Class Y	0.79%	October 29, 2026
Institutional Class	0.69%	October 29, 2026
Touchstone Large Company Growth ETF
Single Share Class	0.67%	March 31, 2027

Following the Reorganization, the Acquiring ETF will have a lower net expense ratio than each share class of the Target Fund. The net expense ratios of the Target Fund for the most recent fiscal year ended June 30, 2025 were 1.05%, 1.80%, 0.80% and 0.70% of average daily net assets for Classes A, C, Y and Institutional Class shares, respectively.

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Other Service Providers

The Funds have similar service providers as set forth in the chart below. Upon completion of the Reorganization, the Acquiring ETF will continue to engage its existing service providers.

	Service Providers – Target Fund	Service Providers – Acquiring ETF
Principal Underwriter	Touchstone Securities, Inc.	Foreside Fund Services, LLC
Administrator	Touchstone Advisors, Inc.	Touchstone Advisors, Inc.
Sub-Administrative Agent	The Bank of New York Mellon	The Bank of New York Mellon
Transfer Agent	BNY Mellon Investment Servicing (US) Inc.	The Bank of New York Mellon
Custodian	JPMorgan Chase Bank N.A.	The Bank of New York Mellon
Independent Registered Public Accounting Firm	Ernst & Young LLP	Ernst & Young LLP

BUYING AND SELLING SHARES

The procedures for purchase and redemption of shares of the Target Fund and the Acquiring ETF are not the same. Additional information about purchase, redemption and pricing can be found in the prospectus for the Target Fund and in Exhibit D for the Acquiring ETF.

Share Class Offering.  The Acquiring ETF is offering a single class of shares pursuant to this Prospectus/Information Statement and the SAI. The Target Fund currently offers four share classes, as discussed in more detail below. You will not pay any sales load, commission, or other similar fee in connection with the shares you will receive in the Reorganization. However, additional purchases and redemptions of shares of the Acquiring ETF following the Reorganization may be subject to other fees, such as brokerage commissions and other fees to financial intermediaries.

Class A Shares – Target Fund

The offering price of Class A shares of the Target Fund is equal to its NAV plus a front-end sales charge that you pay when you buy your shares.  The front-end sales charge is generally deducted from the amount of your investment.  Class A shares are subject to a Rule 12b-1 distribution fee of up to 0.25% of the Target Fund’s average daily net assets allocable to Class A shares.

Class A Sales Charge.  The following reflects the amount of front-end sales charge you would pay on purchases of Class A shares of the Target Fund.  The amount of front-end sales charge is shown as a percentage of (1) offering price and (2) the net amount invested after the charge has been subtracted. Note that the front-end sales charge gets lower as your investment amount gets larger.

You will not pay any front-end sales charge in connection with the shares you will receive in the Reorganization.

Target Fund

Amount of Your Investment	Sales Charge as % of Offering Price	Sales Charge as % of Net Amount Invested	Dealer Reallowance as % of Offering Price
Under $25,000	5.00%	5.26%	4.50%
$25,000 but less than $50,000	4.50%	4.71%	4.25%
$50,000 but less than $100,000	4.00%	4.17%	3.75%
$100,000 but less than $250,000	3.00%	3.09%	2.75%
$250,000 but less than $1 million	2.00%	2.04%	1.75%
$1 million or more	0.00%	0.00%	None*

*Touchstone Securities (as defined below) may pay a finder’s fee of up to 1.00% on qualifying assets to dealers who initiate purchases of Class A shares of the Target Fund of $1,000,000 or more, and subsequent purchases further increasing the size of a purchaser's account value. However, if shares are redeemed prior to 12 months after the date of purchase they may be subject to a CDSC of up to 1.00%.

Waiver of Class A Sales Charge.  Purchases in the amount of $1 million or more of Class A shares of the Target Fund are not subject to a front-end sales charge and are sold at NAV. For these purchases, Touchstone Securities, Inc. (“Touchstone Securities”) may pay your financial intermediary a distribution-related commission associated with such sale of up to 1.00%. In the event that Touchstone Securities paid such a commission to your financial intermediary, a CDSC of up to 1.00% may be charged on redemptions made within one year of your purchase. The CDSC will be assessed on the lesser of your shares’ NAV at the time of redemption or the time of purchase. Redemptions of such Class A shares of the Funds held for at least one year will not be subject to the CDSC. Any CDSC applicable to your shares of the Target Fund will not be incurred as a result of your shares being exchanged for shares of the Acquiring ETF pursuant to the Reorganization.

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Class C Shares – Target Fund

Class C shares of the Target Fund are sold at NAV, without an initial sales charge so that the full amount of your purchase payment may be immediately invested in the Target Fund. Class C shares are subject to a CDSC of 1.00% on redemptions of Class C shares made within one year of their purchase. The CDSC will be assessed on the lesser of your shares’ NAV at the time of redemption or the time of purchase. A CDSC will not be imposed upon redemptions of Class C shares of the Target Fund held for at least one year. Any CDSC applicable to your shares of the Target Fund will not be incurred as a result of your shares being exchanged for shares of the Acquiring ETF pursuant to the Reorganization. Class C shares of the Target Fund are subject to an annual Rule 12b-1 fee of up to 1.00% of the Target Fund’s average daily net assets allocable to Class C shares. Touchstone Securities intends to pay a commission of 1.00% of the purchase amount to your broker at the time you purchase Class C shares.

Class Y Shares – Target Fund

Class Y shares of the Target Fund are sold at NAV without an initial sales charge so that the full amount of your purchase payment may be immediately invested in the Funds. Class Y shares are not subject to a Rule 12b-1 fee or CDSC.  In addition, Class Y shares of the Target Fund may be purchased through certain mutual fund programs sponsored by qualified intermediaries, such as broker-dealers and investment advisers. In each case, the intermediary has entered into an agreement with Touchstone Securities to include the Target Fund in its program where the intermediary provides investors participating in their program with additional services, including advisory, asset allocation, recordkeeping or other services. You should ask your financial institution if it offers and you are eligible to participate in such a mutual fund program and whether participation in the program is consistent with your investment goals. The intermediaries sponsoring or participating in these mutual fund programs may also offer their clients other classes of shares of the Target Fund and investors may receive different levels of services or pay different fees depending upon the class of shares included in the program. Investors should carefully consider any separate transaction fee or other fees charged by these programs in connection with investing in each available share class before selecting a share class.

Institutional Class Shares – Target Fund

Institutional Class shares of the Target Fund are sold at NAV without an initial sales charge so that the full amount of your purchase payment may be immediately invested in the target Fund. Institutional Class shares are not subject to a Rule 12b-1 fee or CDSC.

Acquiring ETF

No sales charges are imposed on shares of the Acquiring ETF. The Acquiring ETF has adopted a Distribution (12b-1) Plan pursuant to which the Acquiring ETF may incur and pay a Distribution (12b-1) Fee of up to a maximum of 0.25%. No such fee is currently incurred and paid by the Acquiring ETF. The Acquiring ETF will not incur and pay such a Distribution (12b-1) Fee until such time as approved by the Acquiring Trust’s Board of Trustees.

Buying and Selling Fund Shares

The Funds have different minimum investment requirements, which are set forth in the chart below.

	Target Fund - Classes A, C, and Y
Minimum Investment Requirements	Initial Investment	Additional Investment
Regular Account	$2,500	$50
Retirement Account or Custodial Account under the Uniform Gifts/Transfers to Minors Act	$1,000	$50
Investments through the Automatic Investment Plan	$100	$50

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	Institutional Class
	Initial Investment	Additional Investment
Regular Account	$500,000	$50

There is no minimum investment requirement for shares of the Acquiring ETF imposed by Touchstone.

Target Fund

With respect to the Target Fund, you may buy and sell shares in the Fund on a day when the New York Stock Exchange is open for trading. Existing Class A, Class C and Institutional Class shareholders may purchase shares directly through Touchstone Funds via the transfer agent, BNY Mellon or through their financial intermediary. Class Y shares are available only through financial intermediaries who have appropriate selling agreements in place with Touchstone Securities. Shares may be purchased or sold by writing to Touchstone Securities at P.O. Box 534467, Pittsburgh, PA 15253-4467, calling (800) 543-0407, or visiting the Touchstone Funds’ website: TouchstoneInvestments.com. You may only sell shares over the telephone or via the Internet if the value of the shares sold is less than or equal to $100,000. Shares held in IRA accounts and qualified retirement plans cannot be sold via the Internet. If your shares are held by a processing organization or financial intermediary you will need to follow its purchase and redemption procedures.

Touchstone Securities will forward the proceeds of your sale to you (or to your financial intermediary) within 7 days (normally within 3 business days) after receipt of a proper redemption request. Under normal conditions, the Target Fund typically expects to meet redemption requests through the use of the Target Fund’s holdings of cash or cash equivalents, lines of credit, an interfund loan (as discussed in each Fund’s SAI) or by selling other Fund assets. Under unusual circumstances, such as a market emergency, when its Board of Trustees deems it appropriate, the Target Fund may make payment for shares redeemed by tendering portfolio securities of the Fund taken at current value in order to meet the redemption request. Shareholders may incur transaction and brokerage costs when they sell these portfolio securities. Until such time as the shareholder sells the securities they receive in-kind, the securities are subject to market risk. Redemptions in kind are taxable for federal income tax purposes in the same manner as redemptions for cash. The Target Fund may also use redemptions in-kind for certain Fund shares held by ReFlow Fund, LLC, a liquidity program designed to provide an alternative liquidity sources for mutual funds experiencing net redemptions of their shares. For more information about buying and selling shares, see the section “Investing with Touchstone” in the Target Fund’s prospectus.

Acquiring ETF

The Acquiring ETF is an exchange-traded fund. Individual Fund shares may only be purchased and sold on a national securities exchange through a broker-dealer and may not be purchased or redeemed directly with the Acquiring ETF. The price of Fund shares is based on market price, and because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (“bid”) and the lowest price a seller is willing to accept for shares (“ask”) when buying or selling shares in the secondary market (the “bid-ask spread”). Following the Reorganization, information about the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, will be included on the Fund’s website at TouchstoneInvestments.com/ETFs. See Exhibit D to this Prospectus/Information Statement for additional information.

Exchange Privileges of the Funds

Each Fund has different exchange privileges.  The Funds are subject to the exchange privileges listed below.

Target Fund. Class A shares may be exchanged into Class A shares of any other fund managed by Touchstone Advisors (a “Touchstone Fund”) at NAV, although Touchstone Funds that are closed to new investors may not accept exchanges.

Class C shares may be exchanged into Class C shares of any other Touchstone Fund, although Touchstone Funds that are closed to new investors may not accept exchanges.

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Class Y shares of the Funds are exchangeable for Class Y shares of any other Touchstone Fund as long as investment minimums and proper selling agreement requirements are met. Class Y shares may be available through financial intermediaries that have appropriate selling agreements with Touchstone Securities, or through “processing organizations” (e.g., mutual fund supermarkets) that purchase shares for their customers. Touchstone Funds that are closed to new investors may not accept exchanges.

Institutional Class shares of the Funds are exchangeable for Institutional Class shares of any other Touchstone Fund as long as investment minimums and proper selling agreement requirements are met, although Touchstone Funds that are closed to new investors may not accept exchanges.

Class A, C, and Y shareholders who are eligible to invest in Institutional Class shares are eligible to exchange their Class A shares, Class C shares, and Class Y shares for Institutional Class shares of the same Fund, if offered in their state, and such an exchange can be accommodated by their financial intermediary. You do not have to pay any exchange fee for your exchange, but if you exchange from a fund with a lower load schedule to a fund with a higher load schedule you may be charged the load differential.

Class A and Class C shareholders who are eligible to invest in Class Y shares are eligible to exchange their Class A shares and/or Class C shares for Class Y shares of the same Fund, if offered in their state and such an exchange can be accommodated by their financial intermediary.

Shares otherwise subject to a CDSC will not be charged a CDSC in an exchange. However, when you redeem the shares acquired through the exchange, the shares you redeem may be subject to a CDSC, depending on when you originally purchased the exchanged shares. For purposes of computing the CDSC, the length of time you have owned your shares will be measured from the date of original purchase and will not be affected by any exchange.

You may realize a taxable gain if you exchange shares of the Target Fund for shares of another fund.

Acquiring ETF. Shares of the Acquiring ETF are bought and sold through a broker-dealer. There are typically no exchange privileges associated with ETF shares.

Distribution Policy

Each Fund intends to distribute to its shareholders substantially all of its net income and net capital gains.  Dividends, if any, are declared and paid quarterly by the Target Fund and annually by the Acquiring ETF. After the Reorganization, the Acquiring ETF expects to declare and pay dividends of net investment income, if any, annually. Each Fund makes distributions of net capital gains, if any, at least annually.  If you own shares on a Fund’s distribution record date, you will be entitled to receive the distribution.

After the Reorganization, shareholders of the Target Fund who currently have their dividends or distributions reinvested will not have dividends or distributions received from the Acquiring ETF reinvested, unless supported by your financial intermediary. Shareholders of the Target Fund who have elected to receive dividends or distributions in cash will receive dividends or distributions from the Acquiring ETF in cash after the Reorganization, although they may, after the Reorganization, elect to have both dividends and distributions reinvested in additional shares of the Acquiring ETF if supported by their financial intermediary.

The Funds have each qualified and intend to remain qualified (for the Target Fund, through the Closing Date) to be treated as a regulated investment company under the Code.  To remain qualified as a regulated investment company, a Fund must, among other things, distribute at least 90% of its net taxable and tax-exempt income and diversify its holdings as required by the Code.  While so qualified, so long as a Fund distributes all of its investment company taxable income (determined without regard to the deduction for dividends paid) and net tax-exempt income and any realized net capital gains to its shareholders of record, it is expected that the Fund will not be required to pay any federal income taxes.

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DISTRIBUTION AND FINANCIAL INTERMEDIARIES

Distributor. Foreside Fund Services, LLC (the “Distributor”) serves as the distributor of the Acquiring ETF. Touchstone Advisors will pay from its own resources, and not from the Acquiring ETF’s assets, the Distributor for distribution-related services provided to the Acquiring ETF.

Touchstone Securities, an affiliate of the Adviser by reason of common ownership, serves as the distributor of the Target Fund. Touchstone Securities is obligated to sell shares of the Target Fund on a best efforts basis only against purchase orders for the shares. Shares of the Target Fund are offered to the public on a continuous basis. Touchstone Securities currently allows concessions to dealers who sell shares of the Target Fund. Touchstone Securities retains that portion of the sales charge that is not re-allowed to dealers who sell shares of the Target Fund.

Rule 12b-1 Distribution Plans. The Acquiring ETF’s Board has adopted a dormant Rule 12b-1 plan, which allows payment of marketing fees of up to 0.25% of the Acquiring ETF’s average net assets; however, the Acquiring ETF’s Board of Trustees has not authorized such payments to be made. The Rule 12b-1 plan for the Acquiring ETF is intended to remain dormant. The Acquiring ETF will not accrue or incur any Rule 12b-1 fees under the Rule 12b-1 plan until such future date as the Board determines to activate the plan.

The Target Fund has adopted distribution plans, with respect to its Class A and Class C shares, under Rule 12b-1.  The plans allow the Target Fund to pay distribution and other fees for the sale and distribution of its shares and for services provided to shareholders. Under the Class A plan, the Target Fund pays an annual fee of up to 0.25% of average daily net assets that are attributable to Class A shares.  Under the Class C plan, the Target Fund pays an annual fee of up to 1.00% of average daily net assets that are attributable to Class C shares (of which up to 0.75% is a distribution fee and up to 0.25% is a shareholder servicing fee).  Because these fees are paid out of the Target Fund’s assets on an ongoing basis, they will increase the cost of your investment and over time may cost you more than paying other types of sales charges.  Class Y and Institutional Class shares of the Target Fund are not subject to a fee pursuant to a Rule 12b-1 plan.

Additional Compensation to Financial Intermediaries. Touchstone Advisors may pay certain broker-dealers, banks and other financial intermediaries, from its own resources, that support the sale of Acquiring ETF shares or provide services to Acquiring ETF shareholders or for participating in activities that are designed to make registered representatives and other professionals more knowledgeable about exchange-traded products, including the Acquiring ETF, or for other activities such as participating in marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems. The amounts of these payments could be significant and may create an incentive for the financial intermediary or its employees or associated persons to recommend or sell shares of the Acquiring ETF to you. Not all financial intermediaries receive such payments, and the amount of compensation may vary by intermediary. In some cases, such payments may be made by or funded from the resources of companies affiliated with Touchstone Advisors. These payments are not reflected in the fees and expenses listed in the fee table sections of the Funds’ Prospectus and described above because they are not paid by the Fund.

Touchstone Securities, the Target Fund’s principal underwriter, at its own expense (from a designated percentage of its income) currently provides additional compensation to certain dealers. Touchstone Securities pursues a focused distribution strategy with a limited number of dealers who have sold shares of the Target Fund or other Touchstone mutual funds. Touchstone Securities reviews and makes changes to the focused distribution strategy on a periodic basis. These payments are generally based on a pro rata share of a dealer’s sales. Touchstone Securities may also provide compensation in connection with conferences, sales, or training programs for employees, seminars for the public, advertising, and other dealer-sponsored programs.

INFORMATION ON SHAREHOLDERS’ RIGHTS

The following is a summary of certain important provisions of the governing instruments and governing laws applicable to each Trust, but is not a complete description.  Further information about a Trust’s governance structure is contained in the applicable Fund’s SAI and the Trust’s governing documents, which are on file with the SEC.

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Organization and Governing Law.  The Funds are open-end, management investment companies.  The Target Fund is a series of Touchstone Strategic Trust, a Massachusetts business trust.  The Acquiring ETF is a series of Touchstone ETF Trust, a Delaware statutory trust.  A Fund organized as a series of a Massachusetts business trust is governed by the trust’s declaration of trust and by-laws or similar instruments. The power and authority to manage the Fund and its affairs reside with the trustees, and shareholder rights are generally limited to those provided to the shareholders in the declaration of trust or similar instrument, rather than by statute. A Fund organized as a series of a Delaware statutory trust is governed by Delaware law and the trust’s declaration of trust and by-laws or similar instruments.  The Funds are also governed by applicable federal law. Each Fund and its business and affairs are managed under the supervision of its Board of Trustees (for purposes of the table below, each a “Board” or the “Trustees”).  The primary differences between the Trusts relate to the form of organization, the right to call shareholder meetings, and the votes required for approval of reorganizations and liquidations, as further detailed below.

	Touchstone Strategic Trust	Touchstone ETF Trust
Form of Organization:	Massachusetts business trust	Delaware statutory trust
Preemptive Rights:	None	None
Conversion Rights:	Subject to compliance with the requirements of the 1940 Act, the Trustees shall have the authority to provide that holders of shares of any series shall have the right to convert said shares into shares of one or more other series of shares in accordance with such requirements and procedures as may be established by the Trustees.	Except as otherwise determined by action of the Trustees in their sole discretion, Shareholders shall have no exchange or conversion rights with respect to their Shares.
Shareholder Meetings:	The Fund is not required to hold annual shareholder meetings under its declaration of trust and by-laws.	The Fund is not required to hold annual shareholder meetings under its declaration of trust and by-laws.
Right to Call Shareholder Meetings:	A meeting of the shareholders may be called by the Trustees from time to time for the purpose of taking action upon any matter requiring the vote or authority of the shareholders or upon any matter deemed by the Trustees to be necessary or desirable. A special meeting of shareholders shall be called by the Trustees for the purpose of voting on the removal of any Trustee of the Trust when requested to do so in writing by shareholders holding not less than 10% of the shares outstanding. If the Trustees fail to call or give notice of any meeting of shareholders for a period of 30 days after written application by shareholders holding at least 25% of the shares outstanding requesting a meeting be called for any other purpose requiring action by the shareholders then holding at least 25% of the shares outstanding may call and give notice of such meeting.

Special meetings of the shareholders (or any class or series) may be called at any time by the President, and shall be called by the President or the Secretary at the request, in writing or by resolution, of a majority of the Trustees. Any such request shall state the purposes of the proposed meeting. Except as required by federal law including the 1940 Act, shareholders shall not be entitled to call, or to have the Secretary call, special meetings of the Shareholders. To the extent required by federal law, including the 1940 Act, special meetings of the shareholders shall be called by the Secretary upon the request of the shareholders owning shares representing at least the percentage of the total combined votes of all shares of the Trust issued and outstanding required by federal law including the 1940 Act, provided that (a) such request shall state the purposes of such meeting and the matters proposed to be acted on, and (b) the shareholders requesting such meeting shall have paid to the Trust the reasonably estimated cost of preparing and mailing the notice thereof, which the Secretary shall determine and specify to such Shareholders.

Notice of Meetings:	Written notice of any meeting of shareholders shall be given or caused to be given by the Trustees by mailing such notice at least seven days before such meeting, postage prepaid, stating the time, place and purpose of the meeting, to each shareholder at the shareholder’s address as it appears on the records of the Trust.	Notice of any meeting of shareholders shall be given: (i) either personally or by first-class mail or other written or electronic communication, charges prepaid; and (ii) addressed to the shareholder at the address of that shareholder appearing on the books of the Trust or its transfer or similar agent, or given by the shareholder to the Trust for the purpose of notice.

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	Touchstone Strategic Trust	Touchstone ETF Trust
Record Date for Meetings:	The Trustees may close the transfer books for such period not exceeding 30 days, as the Trustees may determine; or without closing the transfer books the Trustees may fix a date and time not more than 60 days prior to the date of any shareholders meeting.	The Board of Trustees may fix in advance a record date which shall not be more than sixty (60) days (or such other number of days as the Board of Trustees shall determine in its sole discretion) and to the extent required by the exchange listing rules at least thirty (30) calendar days before the date of any such meeting.
Quorum for Meetings and Adjournments:	A majority of the shares entitled to vote shall be a quorum for the transaction of business at a shareholders’ meeting, but any lesser number shall be sufficient for adjournments.	Except when a larger quorum is required by law, by the by-laws or by the declaration of trust, a quorum for the transaction of business at a shareholders’ meeting with respect to a series or class, or with respect to the Trust, as applicable, shall be, respectively, with respect to any series or class that is listed on an Exchange one-third of the outstanding shares of such series or class, and with respect to any series or class that is not listed on an Exchange one-tenth of the outstanding shares of such series or class, or where a Trust-wide vote is required, one-third of the outstanding shares of the Trust, entitled to vote in person or by proxy.
Shareholder Votes Required for Approval of Matters at Meetings:	A majority of the shares voted, at a meeting of which a quorum is present, shall decide any questions, except when a different vote is required or permitted by any provision of the 1940 Act or other applicable law or by the declaration of trust or the by-laws.	When a quorum is present at any meeting, a majority of the shares voted shall decide any questions, except when a larger vote is required by any provision of the declaration of trust or the by-laws or by applicable law.
Vote Required for Election of Trustees:	A plurality of the shares voted, at a meeting at which a quorum is present, shall elect a Trustee, except when a different vote is required or permitted by any provision of the 1940 Act or other applicable law or by the declaration of trust or the by-laws.	When a quorum is present at any meeting, a plurality shall elect a Trustee, except when a larger vote is required by any provision of the declaration of trust or the by-laws or by applicable law.
Votes Required for Approval of Reorganization:	Except as provided by the 1940 Act, a majority of the Trustees present at a meeting of Trustees (a quorum, consisting of at least a majority of Trustees) may consent to or participate in any plan for the reorganization, consolidation or merger of any series. A majority of shareholders shall have the power to vote with respect to any termination or reorganization of the Trust or any series; provided however, that for a Fund created on or after November 17, 2011, the termination or reorganization of a series may be authorized by vote of a majority of the Trustees without shareholder approval, unless shareholder approval is required by the 1940 Act, then such reorganization must be approved at a meeting called for the purpose by the affirmative vote of the holders of a majority of outstanding voting shares of that series, as defined in the 1940 Act.(2)	Notwithstanding anything else contained in the Declaration of Trust but subject to applicable federal and state law, the Trustees may, without any shareholder vote or approval, sell, convey, merge and/or transfer all or substantially all of the assets of the Trust or assets belonging to any affected series to another series or to another entity that is an open-end investment company as defined in the 1940 Act, or is a series thereof, for adequate consideration, which may include the assumption of all outstanding taxes and other liabilities, accrued or contingent, of the Trust or any affected series, and which may include shares of or interests in such series, entity or series thereof.

32

	Touchstone Strategic Trust	Touchstone ETF Trust
Votes Required for Liquidation of a Fund:	The liquidation of any series may be authorized by vote of a majority of the Trustees then in office subject to the approval of a majority of the outstanding voting shares of that series, as defined in the 1940 Act(2); provided however, that for a Fund created on or after November 17, 2011, the liquidation may be authorized by vote of a majority of the Trustees without shareholder approval.

Notwithstanding anything else contained in the Declaration of Trust but subject to applicable federal and state law, the Trustees may, without any shareholder vote or approval, dissolve or liquidate any series and terminate any class at any time in connection with which any action to dissolve the Trust shall be deemed also an action to dissolve each series and to terminate each class.

Removal of Trustees:	Any Trustee may be removed with or without cause (i) by written instrument signed by at least two-thirds of the Trustees, (ii) by a vote of shareholders holding not less than two-thirds of the shares outstanding cast in person or by proxy at a meeting called for that purpose or (iii) by a declaration in writing signed by shareholders holding not less than two-thirds of the shares outstanding.	Any Trustee may be removed with or without cause at any time by a written instrument signed by at least two-thirds of the other Trustees, specifying the effective date of removal, and any Trustee may be removed at any meeting of the Shareholders by a vote of at least two-thirds of the Outstanding Shares.
Personal Liability of Trustees, Officers and Shareholders:

A Trustee or officer shall be liable for his own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee or such officer. A Trustee shall not be liable for errors of judgment or mistakes of fact or law. Subject to the foregoing, the Trustees shall not be responsible or liable in any event for any neglect or wrongdoing of any officer, agent, employee, consultant, adviser, administrator, distributor or principal underwriter, custodian or transfer, dividend disbursing, shareholder servicing or accounting agent of the Trust, nor shall any Trustee be responsible for the act or omission of any other Trustee.

All persons extending credit to, contracting with or having any claim against the Trust shall look only to the assets of the Trust for payment under such credit, contract or claim; and neither the shareholders nor the Trustees, nor any of the Trust’s officers, employees or agents, whether past, present or future, shall be personally liable therefor.

All persons contracting with or having any claim against the Trust or a particular series shall look only to the assets of the Trust or assets belonging to such series, respectively, for payment under such contract or claim; and neither the Trustees nor any of the Trust’s officers or employees, whether past, present or future, shall be personally liable therefor. The Trustees and officers of the Trust shall not be responsible or liable for any act or omission or for neglect or wrongdoing of them or any officer, agent, employee, investment adviser, principal underwriter or independent contractor of the Trust, but nothing contained in this Declaration of Trust or in the Delaware Act shall protect any Trustee or officer of the Trust against liability to the Trust or to shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

No shareholder shall be personally liable for the liabilities incurred by, contracted for or otherwise existing with respect to the Trust or any series or class thereof. Neither the Trust nor the Trustees, nor any officer, employee, or agent of the Trust shall have any power to bind any shareholder personally or to demand payment from any shareholder for anything, other than as agreed by the shareholder.

33

	Touchstone Strategic Trust	Touchstone ETF Trust
Indemnification of Trustees:	The Trust shall indemnify each of its Trustees and officers against all liabilities and expenses incurred by any Trustee in connection with the defense or disposition of any action, suit or other proceeding, before any court or legislative body, in which such person is made a party or otherwise or is threatened to be made a party by reason of being or having held such position with the Trust, except with respect to any matter arising from his or her own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.(1)

Every person who is, or has been, a Trustee or an officer, employee or agent of the Trust or is or was serving at the request of the Trust as a trustee, director, officer, employee or agent of another organization in which the Trust has any interest as a shareholder, creditor or otherwise (“Covered Person”) shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him or her in connection with: (A) any claim, action, suit or proceeding in which he or she becomes involved as a party or otherwise by virtue of his or her being or having been a Covered Person and against amounts paid or incurred by him or her in the settlement thereof; and (B) any liabilities and expenses, including, without limitation, the cost of credit monitoring, incurred by the indemnified representative as a result of the indemnified representative, while acting in an indemnified capacity, having provided personally identifiable information, including, without limitation, birthdates, social security numbers, driver’s license numbers or passport numbers, to a regulator or counterparty by or with whom the Trust, or its series, is regulated or engages in business to satisfy a legal or procedural requirement of such regulator or counterparty, including, without limitation, know-your-customer or anti-money laundering requirements, and the security of such personally identifiable information is compromised and used to the detriment of the indemnified representative.

Rights of Inspection:	The records of the Trust shall be open to inspection by shareholders to the same extent as is permitted stockholders of a Massachusetts business corporation under the Massachusetts Business Corporation Law.	Except as conferred by law or otherwise by the Trustees, no shareholder shall have any right to inspect any records, account, book or document of the Trust.
Number of Authorized Shares; Par Value:	Unlimited; no par value per share.	Unlimited; no par value per share.
Number of Votes:	Each shareholder is entitled to one vote for each whole share that they hold and a fractional vote for each fractional share that they hold. There shall be no cumulative voting in the election of Trustees.	A shareholder of each series or class thereof shall be entitled to one vote for each share of such series or class thereof on any matter on which such shareholder is entitled to vote. There shall be no cumulative voting in the election of Trustees.

34

	Touchstone Strategic Trust	Touchstone ETF Trust
Amendment of Governing Instruments:

The declaration of trust may be amended by an instrument in writing signed by a majority of the Trustees, when authorized to do so by a vote of a majority of shareholders, except for certain amendments, such as the designation of series or classes, the change in name of the Trust or a series, or to supply any omission or cure an ambiguity, which shall not require authorization by a shareholder vote.  No amendment shall repeal the limitations on personal liability of any shareholder or Trustee or repeal the prohibition of assessment upon the shareholders without the express consent of each shareholder or trustee involved.

The by-laws may be amended or repealed by a majority of the Trustees at a meeting or by writings signed by such majority.

The Trustees may, without any shareholder vote, amend or otherwise supplement the declaration of trust by making an amendment, a trust instrument supplemental thereto or an amended and restated trust instrument. No vote or consent of any shareholder shall be required for any amendment to the declaration of trust except (i) as determined by the Trustees in their sole discretion or (ii) as required by federal law including the 1940 Act, but only to the extent so required.

The by-laws may be restated, amended, supplemented or repealed by a majority of the Trustees then in office without any authorization or approval of shareholders.

(1)  Such rights to indemnification are not exclusive and do not affect any other rights the trustee or officer may have, by contract or otherwise by law, including under any liability insurance policy.  There is no statutory exclusion under Massachusetts law from liabilities for shareholders of a Massachusetts business trust. Therefore, under certain circumstances, shareholders of a Massachusetts business trust may be deemed liable for the obligations of the trust.

(2)  Under the 1940 Act, the vote of a majority of outstanding voting shares means the vote, at an annual or special meeting of shareholders of the fund, of the lesser of (i) 67% or more of the voting securities of the fund present at such meeting, if the holders of shares representing more than 50% of the outstanding voting securities of the fund are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of the fund.

Shares.  When issued and paid for in accordance with their respective prospectuses, shares of both Funds are fully paid and non-assessable, having no preemptive or subscription rights and are freely transferable.  Each share of a Fund represents an equal interest in such Fund, although the fees and expenses relating to each class of shares of the Target Fund may vary.  Shares of each Fund are entitled to receive their pro rata share of distributions of income and capital gains, if any, made with respect to that Fund as are declared by a Trust’s Board of Trustees, although such distributions may vary in amount among the classes of the Target Fund to reflect class-specific expenses.  Such distributions may be in cash, or in additional Fund shares.  In any liquidation of a Fund, each shareholder is entitled to receive his or her pro rata share of the net assets of the Fund, after satisfaction of all outstanding liabilities and expenses of the Fund.

Series and Classes. The declaration of trust of each Trust gives broad authority to the Trustees to establish series and classes in addition to those currently established and to determine the rights and preferences of the shares of the shares of the series and classes.

Submission of Shareholder Proposals. The declaration of trust and by-laws of each Trust do not contain provisions requiring that a shareholder provide notice to the applicable Fund in advance of a shareholder meeting to enable the shareholder to present a proposal at such meeting, although federal securities laws, which apply to each Fund, require that certain conditions be met to present any proposals at shareholder meetings.

FINANCIAL STATEMENTS AND EXPERTS

The Form N-CSR with respect to the Target Fund has been incorporated by reference into this Prospectus/Information Statement in reliance upon the report of Ernst & Young LLP, located at 221 E. Fourth Street, Suite 2900, Cincinnati, Ohio 45202, the independent registered public accounting firm for the Target Fund, given on its authority as an expert in accounting and auditing. The Form N-CSRS with respect to the Target Fund has also been incorporated by reference into this Prospectus/Information Statement.

35

LEGAL MATTERS

Certain legal matters in connection with the issuance of the Acquiring ETF’s shares will be passed upon by K&L Gates LLP, located at One Congress Street, Boston, MA 02114.

ADDITIONAL INFORMATION

The Trusts are subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act, and in accordance therewith files reports and other information including proxy materials, information statements and charter documents with the SEC. Reports and other information about the Funds are available on the EDGAR database of the SEC’s internet site at http://www.sec.gov. You may obtain copies of these reports and other information, after paying a duplicating fee, by sending an e-mail request to: publicinfo@sec.gov.

Other Information

Officers and Directors. To the best knowledge of the Trusts, as of December 31, 2025, the Trustees and executive officers of the Trusts as a group owned less than 1% of the shares of each Fund.

Information About the Distributors. Foreside Fund Services, LLC (“Foreside”), located at 3 Canal Plaza, Suite 100, Portland, Maine 04101, serves as the distributor of the Acquiring ETF only in connection with the continuous offering of the Acquiring ETF’s shares. Foreside is a broker-dealer registered with the SEC under the Exchange Act of 1934 and a member of the Financial Industry Regulatory Authority, Inc. (FINRA). The Acquiring Trust offers shares of the Acquiring ETF for sale through Foreside in Creation Units, as described in the “Purchases and Redemptions” section of the Acquiring ETF’s SAI. Foreside will not sell or redeem shares in quantities less than Creation Units.

Touchstone Securities and the Target Trust are parties to a distribution agreement (the “Distribution Agreement”) with respect to the Target Fund only. Touchstone Securities’ principal place of business is 303 Broadway, Suite 1100, Cincinnati, Ohio 45202. Touchstone Securities is a registered broker-dealer, and an affiliate of Touchstone Advisors by reason of common ownership.

Information About the Administrator. Touchstone Advisors serves as the Funds’ administrator pursuant to an administrative agreement between the Trust, on the Fund’s behalf, and Touchstone Advisors. Touchstone Advisors has engaged The Bank of New York Mellon, located at 4400 Computer Drive, Westborough, Massachusetts 01581, to serve as the Trust’s sub-administrator. For the fiscal year ended June 30, 2025, with respect to the Target Fund, the Fund paid Touchstone Advisors the following administration fees.

	Administration Fees
Large Company Growth Fund	$203,229
Large Company Growth ETF	N/A	(1)

(1)	The Acquiring ETF will commence operations upon the closing of the Reorganization.

Portfolio Transactions. There were no affiliated brokerage transactions for Target Fund’s most recently completed fiscal year end.

Shareholders Sharing the Same Address (only applicable for shares held directly through Touchstone Securities).  If two or more shareholders share the same address, only one copy of this Prospectus/Information Statement is being delivered to that address, unless the Target Trust has received contrary instructions from one or more of the shareholders at that shared address.  Upon written or oral request, the Target Trust will deliver promptly a separate copy of this Prospectus/Information Statement to a shareholder at a shared address.  Please call (800) 543-0407 or forward a written request to the Target Trust, 534467, Pittsburgh, Pennsylvania 15253-4467 if you would like to (1) receive a separate copy of this Prospectus/Information Statement; (2) receive your annual reports or information statements separately in the future; or (3) request delivery of a single copy of annual reports or information statements if you are currently receiving multiple copies at a shared address.

36

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Target Fund’s financial performance for the past five years. The Acquiring ETF will adopt the performance history of the Target Fund, which was operated as mutual fund. The financial information shown below is for the Target Fund for the periods prior to inception of the Acquiring ETF. The accounting policies of the Acquiring ETF will be consistent with the accounting policies of the Target Fund.

The information reflects financial results for Class A, Class C, Class Y and Institutional Class shares of the Target Fund. The total returns in the table represent the rate that an investor would have earned or lost on an investment in Class A, Class C, Class Y and Institutional Class shares of the Target Fund, which the Adviser believes is an accurate representation of how the Acquiring ETF would have performed, assuming reinvestment of all dividends and distributions. The information in the financial highlights has been derived from, and should be read in conjunction with, the financial statements of the Target Fund and the notes thereto included in those Target Fund’s Form N-CSR for the fiscal year ended June 30, 2025, which is incorporated by reference into the SAI, and is available upon request by calling (800) 543-0407 or by downloading a copy from the Touchstone Investments website at: TouchstoneInvestments.com/Resources. The information for the annual periods in the table was derived from financial statements audited by Ernst & Young LLP, the Target Fund’s independent registered public accounting firm, whose report is included in the Target Fund’s Form N-CSR for the fiscal year ended June 30, 2025.

Touchstone Large Company Growth Fund
Period ended	Net asset value at beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Distributions from realized capital gains	Total distributions	Net asset value at end of period	Total return(1)	Net assets at end of period (000's)	Ratio of net expenses to average net assets(2)	Ratio of gross expenses to average net assets(2)	Ratio of net investment income (loss) to average net assets	Portfolio turnover rate
06/30/2021	$47.46	$(0.15)		$16.56	$16.41	$(6.61)	$(6.61)	$57.26	37.33%	$3,617	1.06%	1.59%	(0.71)%	36	%(3)
06/30/2022	57.26	(0.18)		(10.4)	(10.58)	(10.52)	(10.52)	36.16	(23.29)	3,290	1.07	1.58	(0.61)	41	(3)
06/30/2023	36.16	(0.17	)(4)	6.10	5.93	(1.23)	(1.23)	40.86	16.89	3,711	1.08	1.57	(0.46)	44	(3)
06/30/2024	40.86	(0.30	)(4)	16.72	16.42	(1.92)	(1.92)	55.36	41.47	5,337	1.07	1.53	(0.65)	39	(3)
06/30/2025	55.36	(0.38	)(4)	9.04	8.66	(1.61)	(1.61)	62.41	15.86	6,389	1.05	1.40	(0.68)	30	(3)

06/30/2021	$45.93	$(1.42)		$16.81	$15.39	$(6.61)	$(6.61)	$54.71	36.28%	$473	1.81%	3.39%	(1.46)%	36	%(3)
06/30/2022	54.71	(1.24)		(9.03)	(10.27)	(10.52)	(10.52)	33.92	(23.87)	206	1.82	4.24	(1.36)	41	(3)
06/30/2023	33.92	(0.42	)(4)	5.68	5.26	(1.23)	(1.23)	37.95	16.01	223	1.83	5.86	(1.21)	44	(3)
06/30/2024	37.95	(0.58	)(4)	15.41	14.83	(1.92)	(1.92)	50.86	40.43	216	1.82	6.43	(1.40)	39	(3)
06/30/2025	50.86	(0.73	)(4)	8.23	7.50	(1.61)	(1.61)	56.75	14.97	180	1.80	7.83	(1.43)	30	(3)

06/30/2021	$47.97	$(0.26)		$17.00	$16.74	$(6.61)	$(6.61)	$58.10	37.64%	$28,952	0.81%	0.96%	(0.46)%	36	%(3)
06/30/2022	58.10	(0.18)		(10.49)	(10.67)	(10.52)	(10.52)	36.91	(23.09)	13,917	0.82	0.97	(0.36)	41	(3)
06/30/2023	36.91	(0.08	)(4)	6.24	6.16	(1.23)	(1.23)	41.84	17.17	7,266	0.83	1.07	(0.21)	44	(3)
06/30/2024	41.84	(0.19	)(4)	17.17	16.98	(1.92)	(1.92)	56.9	41.85	10,199	0.82	1.08	(0.40)	39	(3)
06/30/2025	56.90	(0.25	)(4)	9.31	9.06	(1.61)	(1.61)	64.35	16.15	10,726	0.80	1.01	(0.43)	30	(3)

06/30/2021	$48.18	$(0.21)		$17.10	$16.89	$(6.61)	$(6.61)	$58.46	37.80%	$229,690	0.71%	0.85%	(0.36)%	36	%(3)
06/30/2022	58.46	(0.14)		(10.58)	(10.72)	(10.52)	(10.52)	37.22	(23.03)	145,441	0.72	0.84	(0.26)	41	(3)
06/30/2023	37.22	(0.04	)(4)	6.30	6.26	(1.23)	(1.23)	42.25	17.3	135,324	0.73	0.88	(0.11)	44	(3)
06/30/2024	42.25	(0.14	)(4)	17.35	17.21	(1.92)	(1.92)	57.54	41.99	137,363	0.72	0.89	(0.30)	39	(3)
06/30/2025	57.54	(0.19	)(4)	9.42	9.23	(1.61)	(1.61)	65.16	16.26	152,364	0.70	0.86	(0.33)	30	(3)

(1)	Total returns shown exclude the effect of applicable sales loads and fees. If these charges were included, the returns would be lower.
(2)	The ratio of net and gross expenses to average net assets excluding liquidity provider expenses would have been lower by 0.01%, 0.03%, 0.04%, 0.03% and 0.02% for the years ended June 30, 2025, 2024, 2023, 2022 and 2021, respectively
(3)	Portfolio turnover excludes securities delivered from processing redemptions-in-kind.
(4)	The net investment income per share was based on average shares outstanding for the period.

37

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

AGREEMENT AND PLAN OF REORGANIZATION dated as of [ ], 2026 (the “Agreement”), between Touchstone Strategic Trust (the “Target Trust”), a Massachusetts business trust, on behalf of its series, Touchstone Large Company Growth Fund (the “Target Fund”), and Touchstone ETF Trust (the “ETF Trust”), a Delaware statutory trust, on behalf of its series, Touchstone Large Company Growth ETF (the “New ETF”); and Touchstone Advisors, Inc. (for purposes of paragraph 9.4 only of this Agreement). Each Trust has its principal place of business at 303 Broadway, Suite 1100, Cincinnati, Ohio 45202.

This Agreement is intended to be and is adopted as a “plan of reorganization” within the meaning of Section 368(a)(1) of the United Internal Revenue Code of 1986, as amended (the “Code”), and Section 1.368-2(g) of the Treasury regulations promulgated under the Code (the “Treasury Regulations”). The reorganization will consist of (a) the transfer of all of the assets of the Target Fund to the New ETF in exchange for shares of beneficial interest, no par value per share, of the New ETF (“New ETF Shares”), cash in lieu of fractional New ETF Shares, if any, and the assumption by the New ETF of the liabilities of the Target Fund as described herein, and (b) the distribution, after the Closing Date hereinafter referred to, of the New ETF Shares and cash in lieu of fractional New ETF Shares, if any, to the shareholders of the Target Fund in liquidation of the Target Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement (the “Reorganization”).

WHEREAS, the Target Fund is a series of the Target Trust, a registered, open-end management investment company, and the New ETF is a series of the ETF Trust, a registered, open-end management investment company, and the Target Fund owns securities which are assets of the character in which the New ETF is permitted to invest;

WHEREAS, the Target Fund is authorized to issue shares of beneficial interest divided into four classes – Class A, Class C, Institutional Class and Class Y (together, “Target Fund Shares”);

WHEREAS, the Target Fund intends to convert shares of Class A, Class C and Class Y to Institutional Class shares prior to the date of the Reorganization making the Institutional Class the only class of Target Fund Shares;

WHEREAS, the Target Fund intends to conduct a stock split of the Institutional Class shares after the conversion of shares of Class A, Class C and Class Y to Institutional Class shares but prior to the date of the Reorganization;

WHEREAS, the New ETF is authorized to issue one class of New ETF Shares;

WHEREAS, the Target Trust’s Board has determined that the Reorganization is in the best interests of the Target Fund and that the interests of the Target Fund’s existing shareholders will not be diluted as a result of the Reorganization;

WHEREAS, the Target Fund and the New ETF intend that for United States federal income tax purposes the Reorganization contemplated by this Agreement constitutes a “reorganization” within the meaning of Section 368(a)(1) of the Code; and

WHEREAS, the ETF Trust’s Board has determined that the Reorganization is in the best interests of the New ETF and, there being no existing shareholders of the New ETF, that the Reorganization will not result in dilution of the New ETF’s shareholders’ interests.

NOW THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties agree as follows:

1.	THE REORGANIZATION.

1.1            Subject to the terms and conditions contained herein and on the basis of the representations and warranties contained herein, the Target Fund agrees to assign, transfer and convey to the New ETF all of the assets of the Target Fund, as set forth in paragraph 1.2, free and clear of all liens, encumbrances and claims whatsoever. The New ETF agrees in exchange therefor –

(a) to deliver to the Target Fund the number of New ETF Shares (and cash in lieu of fractional New ETF Shares, if any) determined as set forth in paragraph 2.3; and

(b) to assume the liabilities of the Target Fund, as set forth in paragraph 1.4.

Such transactions shall take place at the closing (the “Closing”) as of the close of business on the closing date (the “Closing Date”), provided for in paragraph 3.1. In lieu of delivering certificates for the New ETF Shares, the New ETF shall credit the New ETF Shares to the Target Fund’s account on the books of the New ETF and shall deliver a confirmation thereof to the Target Fund.

1.2            The assets of the Target Fund to be acquired by the New ETF shall consist of all assets, including, without limitation, all portfolio securities, cash, cash equivalents, commodities, interests in futures and other financial instruments, claims (whether absolute or contingent, known or unknown), receivables (including dividends or interest and other receivables), and any deferred or prepaid expenses, reflected on an unaudited statement of assets and liabilities of the Target Fund, as of the Valuation Date (as defined in paragraph 2.1), in accordance with U.S. generally accepted accounting principles (“GAAP”) consistently applied from the Target Fund’s prior audited period (the “Assets”).

1.3            The Target Fund will identify each shareholder of record that is a fund direct individual retirement account (an “IRA Account”) and such Target Fund shares will be exchanged for an equivalent share class of the Touchstone Ultra Short Duration Fixed Income Fund immediately prior to the Closing Date.

1.4            The Target Fund will endeavor to identify and, to the extent practicable, discharge all of its known liabilities and obligations before the Closing Date. The New ETF shall assume all of the Target Fund’s liabilities and obligations in existence on the Closing Date, whether known or unknown, contingent or otherwise.

1.5            Delivery of the Target Fund’s Assets shall be made on the Closing Date to The Bank of New York Mellon, the New ETF’s custodian (the “Custodian”), for the account of the New ETF, with all securities not in bearer or book-entry form duly endorsed, or accompanied by duly executed separate assignments or stock powers, in proper form for transfer, with signatures guaranteed, and with all necessary stock transfer stamps, sufficient to transfer good and marketable title thereto (including all accrued interest and dividends and rights pertaining thereto) to the Custodian for the account of the New ETF free and clear of all liens, encumbrances, rights, restrictions and claims. All cash delivered shall be in the form of immediately available funds payable to the order of the Custodian for the account of the New ETF.

1.6            The Target Fund will pay or cause to be paid to the New ETF any dividends and interest received on or after the Closing Date with respect to Assets transferred to the New ETF hereunder. The Target Fund will transfer to the New ETF any distributions, rights or other assets received by the Target Fund after the Closing Date as distributions on or with respect to the securities transferred. Such assets shall be deemed included in the Assets transferred to the New ETF on the Closing Date and shall not be separately valued.

1.7            As soon after the Closing Date as is conveniently practicable, the Target Fund will distribute to holders of record of the Target Fund Shares, determined as of the close of business on the Closing Date (“Fund Shareholders”), the New ETF Shares (and cash in lieu of fractional New ETF Shares, if any) received by the Target Fund pursuant to paragraph 1.1, and will completely liquidate and, promptly thereafter, terminate in accordance with applicable laws of the Commonwealth of Massachusetts and federal securities laws. Each Fund Shareholder will receive New ETF Shares (and cash in lieu of fractional New ETF Shares) having an aggregate net asset value equal to the aggregate net asset value of such Fund Shareholder’s Target Fund Shares, determined as of the close of business on the Closing Date. Such distribution and liquidation will be accomplished by the transfer of the New ETF Shares then credited to the account of the Target Fund on the books of the New ETF to accounts on the share records of the New ETF in the names of the accounts of Fund Shareholders that are eligible to hold New ETF Shares (a “Qualifying Account”) and representing the respective number of the applicable New ETF Shares due such Fund Shareholders. New ETF Shares to be transferred to a Fund Shareholder that holds Target Fund shares in an account, [other than an IRA Account,] that is not a Qualifying Account shall be held by [BNYM] for the account of such shareholder until a Qualifying Account has been identified for such Fund Shareholder, at which time the New ETF Shares shall be credited to such Qualifying Account. All issued and outstanding shares of the Target Fund simultaneously will be canceled on the books of the Target Fund and will be null and void. New ETF Shares distributed to Qualifying Accounts of Fund Shareholders will be reflected on the books of the New ETF as uncertificated, book-entry shares; the New ETF will not issue share certificates in the Reorganization. Cash in lieu of fractional New ETF Shares, if any, shall be distributed to Fund Shareholders entitled to such cash.

1.8            Notwithstanding anything to the contrary herein, fractional New ETF Shares will not be issued to the Fund Shareholders. If the calculation of the distribution amount of New ETF Shares to any Fund Shareholder results in fractional shares, such Fund Shareholder will receive an amount in cash equal to the net asset value of the fractional New ETF Shares that would otherwise be received at the Closing.

1.9            New ETF Shares will be issued in the manner described in the Information Statement/Prospectus on Form N-14, as amended or supplemented (the “Registration Statement”), as of the effective date of the Registration Statement.

1.10            Any transfer taxes payable upon issuance of the New ETF Shares in a name other than the registered holder of the New ETF Shares on the books of the Target Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such New ETF Shares are to be issued and transferred.

1.11            Any reporting responsibility of the Target Fund, including the responsibility for filing regulatory reports, tax returns, or other documents with the U.S. Securities and Exchange Commission (the “Commission”), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Target Fund up to and including the Closing Date and such later date on which the Target Fund’s existence is terminated.

1.12            As soon as practicable after the Closing Date, the Target Trust shall provide the New ETF with copies of all books and records that pertain to the Target Fund that the New ETF is required to maintain under the Investment Company Act of 1940, as amended (the “1940 Act”), and the rules of the Commission thereunder.

1.13            In connection with the Reorganization, any minimum investment amounts or sales loads applicable to initial investments in the New ETF will be waived with respect to the Target Fund Shareholders’ initial receipt of New ETF Shares in the Reorganization.

2.	VALUATION.

2.1            The value of the Target Fund’s Assets to be acquired, and the amount of the Target Fund’s known liabilities to be assumed, by the New ETF hereunder shall be computed as of the scheduled close of trading on the floor of the New York Stock Exchange (usually 4:00 p.m., Eastern time) on the Closing Date (such time and date being hereinafter called the “Valuation Date”), using the valuation procedures set forth in the ETF Trust’s Trust Instrument, as amended (the “ETF Trust’s Trust Instrument”), and the then-current prospectus or statement of additional information of the New ETF, which are and shall be consistent with the policies currently in effect for the Target Fund, or such other valuation procedures as shall be mutually agreed upon by the parties hereto.

2.2            For purposes of paragraph 1.1(a), the net asset value per share of New ETF Shares, which are newly created shares, shall be established by the ETF Trust’s management prior to the Closing.

2.3            The number of New ETF Shares to be issued (and cash in lieu of fractional New ETF Shares, if any) in exchange for the Target Fund’s net assets shall be determined by dividing the value of the net assets of the Target Fund determined using the same valuation procedures referred to in paragraph 2.1 by the net asset value of one New ETF Share, determined in accordance with paragraph 2.2.

2.4            All computations of value shall be made in accordance with the regular practices of The Bank of New York Mellon, the New ETF’s accounting agent (and an affiliate of the Target Fund’s accounting agent).

3.	CLOSING AND CLOSING DATE.

3.1            The Closing Date shall be [ ], 2026, or such other date as the parties, through their duly authorized officers, may mutually agree. All acts taking place at the Closing shall be deemed to take place simultaneously on the Closing Date unless otherwise provided. The Closing shall be held at 5:00 p.m., Eastern time, at the offices of the Trusts, or such other time and/or place as the parties may mutually agree.

3.2            The Custodian shall deliver at the Closing a certificate of an authorized officer stating that the Target Fund’s Assets have been delivered in proper form to the New ETF on the Closing Date. The Target Fund’s portfolio securities and instruments deposited with a securities depository (as defined in Rule 17f-4 under the 1940 Act) or with a permitted counterparty or futures commission merchant (as defined in Rule 17f-6 under the 1940 Act) shall be delivered to the Custodian as of the Closing Date by book entry, in accordance with the customary practices of the Custodian. The cash to be transferred by the Target Fund shall be delivered to the Custodian for the account of the New ETF by wire transfer of federal funds on the Closing Date.

3.3            If on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Target Fund shall be closed to trading or trading thereon shall be restricted, or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Target Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored or such other date as the parties hereto may agree.

3.4            The Target Fund’s transfer agent shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Fund Shareholders and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing. The New ETF’s transfer agent shall issue and deliver to the Target Trust’s Secretary a confirmation evidencing the New ETF Shares to be credited on the Closing Date, or provide evidence satisfactory to the Trust that such New ETF Shares have been credited to the Target Fund’s account on the books of the New ETF. The cash to be delivered by the New ETF in lieu of fractional New ETF Shares, if any, shall be delivered on or as soon as practicable after the Closing Date.

3.5            At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, receipts or other documents as such other party or its counsel may reasonably request.

3.6            If the Target Fund is unable to make delivery to the Custodian pursuant to paragraph 3.2 of any of the Assets for the reason that any of such Assets have not yet been delivered to the Target Fund by the Target Fund’s broker, dealer or other counterparty, then, in lieu of such delivery, the Target Fund shall deliver with respect to said Assets executed copies of an agreement of assignment and due bills executed on behalf of said broker, dealer or other counterparty, together with such other documents as may be required by the New ETF or the Custodian, including broker confirmation slips.

4.	REPRESENTATIONS AND WARRANTIES.

4.1            The Target Trust, on behalf of the Target Fund, represents and warrants to the ETF Trust, on behalf of the New ETF, as follows:

(a)  The Target Fund is a duly established and designated series of the Target Trust, a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts, and has the power to carry out its obligations under this Agreement.

(b)  The Target Trust is registered under the 1940 Act as an open-end management investment company, and the Target Fund’s shares are registered under the Securities Act of 1933, as amended (the “1933 Act”), and such registrations have not been revoked or rescinded and are in full force and effect. The Target Fund is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder.

(c)  The current prospectus and statement of additional information of the Target Fund, as supplemented, conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(d)  The Target Fund is not, and the execution, delivery and performance of this Agreement will not result, in material violation of the Target Trust’s Declaration of Trust, as amended (the “Target Trust’s Declaration”), or its By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Target Trust is a party on behalf of the Target Fund or by which the Target Fund is bound, nor will the execution, delivery and performance of this Agreement by the Target Fund result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease or other undertaking to which the Target Trust is a party on behalf of the Target Fund or by which the Target Fund is bound.

(e)  The Target Fund has no material contracts or other commitments that will be terminated with liability to the Target Fund on or prior to the Closing Date.

(f)  No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Target Fund of the transactions contemplated herein, except as may be required under the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the 1940 Act and by state securities laws.

(g)  No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or to the Target Trust’s knowledge threatened against the Target Fund or any of the Target Fund’s properties or assets which, if adversely determined, would materially and adversely affect the Target Fund’s financial condition, the conduct of the Target Fund’s business or the ability of the Target Fund to carry out the transactions contemplated by this Agreement. The Target Trust knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Target Fund’s business or the Target Fund’s ability to consummate the transactions contemplated herein.

(h)  The Statements of Assets and Liabilities, Statements of Operations, Statements of Changes in Net Assets and Statements of Investments (indicating their fair value) of the Target Fund for each of the Target Fund’s five most recent fiscal years ended June 30, have been audited by Ernst & Young, LLP, an independent registered public accounting firm, and are in accordance with GAAP, consistently applied, and such statements and Target Fund’s unaudited Statements for the 6 months ended December 31, 2025, (copies of which have been or will be furnished to the New ETF) fairly reflect the financial condition of the Target Fund as of such dates, and there are no known contingent liabilities of the Target Fund as of such dates not disclosed therein.

(i)  Since [ ], there has not been any material adverse change in the Target Fund’s financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Target Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as disclosed on the statement of assets and liabilities referred to in paragraphs 1.4 and 4.1(h) hereof.

(j)  At the Closing Date, all federal and other tax returns and reports of the Target Fund required by law then to be filed shall have been filed, and all federal and other taxes shown as due on said returns and reports shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the knowledge of the Target Trust no such return is currently under audit and no assessment or deficiency has been asserted with respect to such returns. As used in this Agreement, “Tax” or “Taxes” means any tax, governmental fee or other like assessment or charge of any kind whatsoever (including, but not limited to, withholding on amounts paid to or by any person), together with any interest, penalty, addition to tax or additional amount imposed by any governmental authority (domestic or foreign) responsible for the imposition of any such tax. “Tax Return” means reports, returns, information returns, elections, agreements, declarations, or other documents of any nature or kind (including any attached schedules, supplements and additional or supporting material) filed or required to be filed with respect to Taxes, including any claim for refund, amended return or declaration of estimated Taxes (and including any amendments with respect thereto).

(k)  For each taxable year of its operation, the Target Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and has elected to be treated as such, has been eligible to and has computed its federal income Tax under Section 852 of the Code and is a fund that is treated as a separate corporation under Section 851(g) of the Code. The Target Fund currently qualifies, and shall continue to qualify for the period beginning on the first day of its current taxable year and ending on the Closing Date, as a regulated investment company under the Code. The Target Fund will not be subject to corporate-level taxation on the sale of any assets currently held by it as a result of the application of Section 337(d) of the Code and the Treasury Regulations thereunder. The Target Fund has maintained since its formation a June 30 fiscal year-end for U.S. federal income tax purposes.

(l)  All issued and outstanding shares of the Target Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Target Fund. All of the issued and outstanding shares of the Target Fund will, at the time of the Closing, be held by the persons and in the amounts set forth in the records of its transfer agent as provided in paragraph 3.4. The Target Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Target Fund’s shares, nor is there outstanding any security convertible into any of the Target Fund’s shares.

(m)  On the Closing Date, the Target Fund will have good and marketable title to the Assets and full right, power and authority to sell, assign, transfer and deliver the Assets to be transferred by it hereunder free of any liens or other encumbrances, and upon delivery and payment for the Assets, the New ETF will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to and accepted by the New ETF.

(n)  The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Target Trust’s Board and this Agreement will constitute the valid and legally binding obligation of the Target Trust, on behalf of the Target Fund, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws relating to or affecting creditors’ rights generally and court decisions with respect thereto, and to general principles of equity and the discretion of the court (regardless of whether the enforceability is considered in a proceeding in equity or at law).

(o)  The information to be furnished by the Target Trust, on behalf of the Target Fund, for use in registration statements, proxy materials and other documents filed or to be filed with any federal, state or local regulatory authority (including the Financial Industry Regulatory Authority), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto.

(p)  The Registration Statement, as of the effective date of the Registration Statement and at all times subsequent thereto up to and including the Closing Date, conforms and will conform, as it relates to the Target Trust and the Target Fund, in all material respects to the requirements of the federal and state securities laws and the rules and regulations thereunder and do not and will not include, as it relates to the Target Trust and the Target Fund, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.

(q) The Target Fund is not under the jurisdiction of a court in a “Title 11 or similar case” (within the meaning of Section 368(a)(3)(A) of the Code).

4.2            The ETF Trust, on behalf of the New ETF, represents and warrants to the Target Trust, on behalf of the Target Fund, as follows:

(a)  The New ETF is a duly established and designated series of the ETF Trust, a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware, and has the power to carry out its obligations under this Agreement.

(b)  The ETF Trust is registered under the 1940 Act as an open-end management investment company, and, at the Closing Date, the New ETF’s shares will be registered under the 1933 Act, and such registrations will be in full force and effect. The New ETF will be in compliance in all material respects with the 1940 Act and the rules and regulations thereunder at the Closing Date.

(c)  At the Closing Date, the current prospectus and statement of additional information of the New ETF, as supplemented, will conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(d)  The New ETF is not, and the execution, delivery and performance of this Agreement will not result, in material violation of the ETF Trust’s Trust Instrument or its By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the ETF Trust is a party on behalf of the New ETF or by which the New ETF is bound, nor will the execution, delivery and performance of this Agreement by the New ETF result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease or other undertaking to which the ETF Trust is a party on behalf of the New ETF or by which the New ETF is bound.

(e)  No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the New ETF of the transactions contemplated herein, except as may be required under the 1933 Act, the 1934 Act and the 1940 Act and by state securities laws.

(f)  No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or to the ETF Trust’s knowledge threatened against the New ETF or any of the New ETF’s properties or assets which, if adversely determined, would materially and adversely affect the New ETF’s financial condition, the conduct of the New ETF’s business or the ability of the New ETF to carry out the transactions contemplated by this Agreement. The ETF Trust knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the New ETF’s business or the New ETF’s ability to consummate the transactions contemplated herein.

(g)  There shall be no issued and outstanding shares of the New ETF prior to the Closing Date other than a nominal number of shares (“Initial Shares”) issued to a seed capital investor (which shall be an affiliate of the New ETF) in order to commence operations of the New ETF. The Initial Shares have been or will be redeemed by the New ETF prior to the Closing for the price for which they were issued, and any price paid for the Initial Shares shall at all times have been held by the New ETF in a non-interest bearing account.

(h)  All issued and outstanding shares of the New ETF will be, at the Closing Date, validly issued, fully paid, and non-assessable by the New ETF. The New ETF does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the New ETF Shares, nor is there outstanding any security convertible into any New ETF Shares.

(i)  The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the ETF Trust’s Board and this Agreement will constitute the valid and legally binding obligation of the ETF Trust, on behalf of the New ETF, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws relating to or affecting creditors’ rights generally and court decisions with respect thereto, and to general principles of equity and the discretion of the court (regardless of whether the enforceability is considered in a proceeding in equity or at law).

(j)  The Registration Statement, as of its effective date and at all times subsequent thereto up to and including the Closing Date, conforms and will conform, as it relates to the New ETF, in all material respects to the requirements of the federal and state securities laws and the rules and regulations thereunder and does not and will not include, as it relates to the New ETF, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading. No representations and warranties in this paragraph 4.2 shall apply to statements or omissions made in reliance upon and in conformity with written information concerning the Target Fund furnished to the New ETF by the Target Trust.

(k)  No consideration other than the New ETF Shares and cash in lieu of fractional New ETF Shares, if any, (and the New ETF’s assumption of the Target Fund’s liabilities) will be issued in exchange for the Target Fund’s Assets in the Reorganization.

(l)  The New ETF is, and will be at the time of Closing, a newly created series without assets (other than the seed capital provided in exchange for Initial Shares) and without liabilities, created for the purpose of acquiring the assets and assuming the liabilities of the Target Fund, and, prior to the Closing, will not carry on any business activities (other than such activities as are customary to the organization of a new series of a registered investment company prior to its commencement of investment operations). The Initial Shares have been or will be redeemed by the New ETF prior to the Closing Date for the price for which they were issued, and any price paid for the Initial Shares shall have been held by the New ETF only in a non-interest bearing account.

(m)  The ETF Trust has filed an initial registration statement for open-end management investment companies on Form N-1A for the purpose of registering the New ETF under the 1940 Act.

5.	COVENANTS OF THE ETF TRUST AND THE TARGET TRUST, ON BEHALF OF THE NEW ETF AND THE TARGET FUND, RESPECTIVELY.

5.1            The New ETF and the Target Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include purchases and redemption of shares, payment of customary dividends and other distributions in the case of the Target Fund and redemptions of the Initial Shares in the case of the New ETF.

5.2            Subject to the provisions of this Agreement, the Target Trust, on behalf of the Target Fund, and the ETF Trust, on behalf of the New ETF, will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

5.3            As promptly as practicable, but in any case within sixty (60) days after the Closing Date, the Target Trust shall furnish the New ETF, in such form as is reasonably satisfactory to the New ETF, a statement of the earnings and profits of the Target Fund for federal income tax purposes which will be carried over to the New ETF as a result of Section 381 of the Code and which will be certified by the Target Trust’s President or its Vice President and Treasurer.

5.4            The Target Trust, on behalf of the Target Fund, will provide the New ETF with information reasonably necessary for the preparation of the Registration Statement.

5.5            The New ETF agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1934 Act, the 1940 Act and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

5.6            The Target Trust, on behalf of the Target Fund, covenants that the Target Fund is not acquiring the New ETF Shares to be issued hereunder for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

5.7            As soon as is reasonably practicable after the Closing, the Target Fund will make a liquidating distribution to Fund Shareholders consisting of the New ETF Shares and cash in lieu of fractional New ETF Shares, if any, received at the Closing.

5.8            It is the intention of the parties hereto that the transaction contemplated by this Agreement with respect to the Target Fund and the New ETF will qualify as a reorganization within the meaning of Section 368(a) of the Code. Except as otherwise expressly provided in this Agreement, none of the Trusts, the Target Fund, or the New ETF shall take any action or cause any action to be taken (including without limitation the filing of any tax return) that is inconsistent with such treatment or results in the failure of the transaction to qualify as a reorganization within the meaning of Section 368(a) of the Code. At or prior to the Closing, the parties to this Agreement will take such reasonable action, or cause such action to be taken, as is reasonably necessary to enable K&L Gates LLP to render the tax opinion contemplated in this Agreement.

6.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE NEW ETF.

The obligations of the New ETF to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Target Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

6.1            All representations and warranties of the Target Trust, on behalf of the Target Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date.

6.2            The Target Trust shall have delivered to the New ETF a statement of the Target Fund’s assets and known liabilities, together with a list of the Target Fund’s portfolio securities showing the tax basis of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Target Trust’s Treasurer.

6.3            The Target Trust shall have delivered to the New ETF on the Closing Date a certificate executed in the Target Trust’s name by the Target Trust’s President or Vice President and its Treasurer, in form and substance satisfactory to the New ETF, to the effect that the representations and warranties of the Target Trust, on behalf of the Target Fund, made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the New ETF shall reasonably request.

6.4            The Target Trust’s Board, including a majority of Board members who are not “interested persons” of the Target Trust as defined under the 1940 Act, has determined that the transactions contemplated by this Agreement are in the best interests of the Target Fund and that the interests of the existing shareholders of the Target Fund would not be diluted as a result of such transactions.

7.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE TARGET FUND.

The obligations of the Target Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the New ETF of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

7.1            All representations and warranties of the ETF Trust, on behalf of the New ETF, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date.

7.2            The ETF Trust shall have delivered to the Target Fund on the Closing Date a certificate executed in the ETF Trust’s name by the ETF Trust’s President or Vice President and its Treasurer, in form and substance satisfactory to the Target Fund, to the effect that the representations and warranties of the ETF Trust, on behalf of the New ETF, made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Target Fund shall reasonably request.

7.3            The ETF Trust’s Board, including a majority of Board members who are not “interested persons” of the ETF Trust as defined under the 1940 Act, has determined that the transactions contemplated by this Agreement are in the best interests of the New ETF and, there being no existing shareholders of the New ETF, that the interests of the existing shareholders of the New ETF, would not be diluted as a result of such transactions.

8.	FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE TARGET FUND AND THE NEW ETF.

If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Target Fund or the New ETF, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement.

8.1            On the Closing Date, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

8.2            All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky and securities authorities) deemed necessary by the Target Fund or the New ETF to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Target Fund or the New ETF, provided that either party hereto may for itself waive any of such conditions.

8.4            Each of the Registration Statement and the registration statement on Form N-1A for the purpose of registering the New ETF under the 1940 Act shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.5            The Target Fund shall have declared and paid a dividend or dividends which, together with all previous dividends, shall have the effect of distributing to its shareholders all of the Target Fund’s investment company taxable income (within the meaning of Section 852(b)(2) of the Code) for all taxable years or periods ending prior to the Closing Date (computed without regard to any deduction for dividends paid); the excess of its interest income excludable from gross income under Section 103(a) of the Code over its disallowed deductions under Sections 265 and 171(a)(2) of the Code, for all taxable years or periods ending prior to the Closing Date; and all of its net capital gain realized (after reduction for any capital loss carry forward) in all taxable years or periods ending on or prior to the Closing Date.

8.6            [The Target Fund and New ETF shall have received an opinion of K&L Gates LLP substantially to the effect that, based on the facts, assumptions and conditions stated herein and conditioned on the consummation of the Reorganization in accordance with this Agreement, for federal income tax purposes:

(a)  The acquisition by the New ETF of all of the assets of the Target Fund, as provided for in the Agreement, in exchange for such New ETF Shares (and cash in lieu of fractional New ETF Shares, if any), and the assumption by the New ETF of liabilities of the Target Fund, followed by the distribution by the Target Fund to its shareholders of such New ETF Shares (and cash in lieu of fractional New ETF shares, if any) in complete liquidation of the Target Fund, will qualify as a reorganization within the meaning of Section 368(a)(1) of the Code, and the Target Fund and the New ETF each will be a “party to a reorganization” within the meaning of Section 368(b) of the Code.

(b)  No gain or loss will be recognized by the Target Fund upon the transfer of all of its assets to, and the assumption of all of its liabilities by the New ETF in exchange solely for such New ETF Shares pursuant to Section 361(a) and Section 357(a) of the Code, except for (A) gain or loss that may be recognized on the transfer of “section 1256 contracts” as defined in Section 1256(b) of the Code, (B) gain that may be recognized on the transfer of stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code, and (C) any other gain or loss that may be required to be recognized (i) under an applicable mark-to-market rule or (ii) upon the transfer of an asset regardless of whether such transfer would otherwise be a non-recognition transaction under the Code.

(c)  No gain or loss will be recognized by the New ETF upon the receipt by it of all of the assets of the Target Fund in exchange solely for the assumption of liabilities of the Target Fund and issuance of the New ETF Shares pursuant to Section 1032(a) of the Code.

(d)  No gain or loss will be recognized by the Target Fund upon the distribution of New ETF Shares by such Target Fund to shareholders of the Target Fund in complete liquidation (pursuant to the Agreement) of the Target Fund pursuant to Section 361(c)(1) of the Code.

(e)  The tax basis of the assets of the Target Fund received by the New ETF will be the same as the tax basis of such assets in the hands of such Target Fund immediately prior to the transfer of such assets, increased by the amount of gain (or decreased by the amount of loss), if any, recognized by the Target Fund on the transfer pursuant to Section 362(b) of the Code.

(f)  The holding periods of the assets of the Target Fund in the hands of the New ETF will include the periods during which such assets were held by such Target Fund pursuant to Section 1223(2) of the Code, other than assets with respect to which gain or loss is required to be recognized and except where investment activities of the New ETF have the effect of reducing or eliminating the holding period with respect to an asset.

(g)  No gain or loss will be recognized by the shareholders of the Target Fund upon the exchange of all of their Target Fund Shares solely for New ETF Shares (except with respect to cash, if any, received in lieu of fractional shares) pursuant to Section 354(a) of the Code.

(h)  The aggregate tax basis of New ETF Shares received by a shareholder of the Target Fund will be the same as the aggregate tax basis of such Target Fund Shares exchanged therefor pursuant to Section 358(a)(1) of the Code.

(i)  The holding period of the New ETF Shares received by a shareholder of the Target Fund will include the holding period of such Target Fund Shares exchanged therefor, provided that the shareholder held such Target Fund Shares as a capital asset on the date of the exchange pursuant to Section 1223(1) of the Code.

(j)  For purposes of Section 381, New ETF will be treated just as Target Fund would have been treated if there had been no Reorganization. Accordingly, the Reorganization will not result in the termination of Target Fund’s taxable year, Target Fund’s tax attributes enumerated in Section 381(c) will be taken into account by New ETF as if there had been no Reorganization, and the part of the Target Fund’s last taxable year that began before the Reorganization will be included in New ETF’s first taxable year that ends after the Reorganization.

Such opinion shall be based on customary assumptions, limitations and such representations as K&L Gates LLP may reasonably request, and the Target Fund and the New ETF will cooperate to make and certify the accuracy of such representations. Such opinion may contain such assumptions and limitations as shall be in the opinion of such counsel appropriate to render the opinions expressed therein.

No opinion will be expressed as to any other U.S. federal tax issues (except those set forth in the opinion) and all state, local or foreign tax issues of any kind.

Notwithstanding anything herein to the contrary, neither the New ETF nor the Target Fund may waive the conditions set forth in this paragraph 8.6.]

8.7            The Target Fund shall have exchanged all shareholders holding Target Fund Shares in or through an IRA Account immediately prior to the Closing Date to an equivalent share class of the Touchstone Ultra Short Duration Fixed Income Fund.

8.8            On the Closing Date, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, nor instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act and no action, suit, or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the Reorganization.

9.	TERMINATION OF AGREEMENT; EXPENSES.

9.1            This Agreement may be terminated by the mutual agreement of the New ETF and the Target Fund. In addition, the ETF Trust or Target Trust, on behalf of the New ETF or the Target Fund, respectively, may at its option terminate this Agreement at or prior to the Closing because:

(a)            of a breach by the other of any representation, warranty, or agreement contained in this Agreement to be performed at or prior to the Closing, if not cured within 30 days; or

(b)            a condition in this Agreement expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met.

9.2            In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of the New ETF, the Target Fund, each Trust, or its Trustees or officers, to the other party, but Touchstone Advisors, Inc. shall bear the expenses incurred by it incidental to the preparation and carrying out of this Agreement as provided in paragraph 9.4

9.3             If this Agreement is terminated and the transactions contemplated hereby are abandoned pursuant to the provisions of this Section 9, this Agreement shall become void and have no effect, without any liability on the part of any party hereto or the Board members or officers of the Target Trust or the ETF Trust, or shareholders of the Target Fund or of the New ETF, as the case may be, in respect of this Agreement, except as provided in paragraph 9.4.

9.4             Each party acknowledges that all expenses directly incurred in connection with the Reorganization will be borne by Touchstone Advisors, Inc. the Target Fund’s investment adviser, whether or not the Reorganization is consummated.

10.	WAIVER.

At any time prior to the Closing Date, except as otherwise expressly provided, any of the foregoing conditions may be waived by the Board of the Target Trust or of the ETF Trust if, in the judgment of either, such waiver will not have a material adverse effect on the benefits intended under this Agreement to the shareholders of the Target Fund or of the New ETF, as the case may be.

11.	MISCELLANEOUS.

11.1            None of the representations and warranties included or provided for herein shall survive consummation of the transactions contemplated hereby.

11.2            This Agreement contains the entire agreement and understanding between the parties hereto with respect to the subject matter hereof, and merges and supersedes all prior discussions, agreements and understandings of every kind and nature between them relating to the subject matter hereof. Neither party shall be bound by any condition, definition, warranty or representation, other than as set forth or provided in this Agreement or as may be, on or subsequent to the date hereof, set forth in a writing signed by the party to be bound thereby.

11.3            This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to the conflicts of law’s principles of that state; provided that, in the case of any conflict between those laws and the federal securities laws, the latter shall govern.

11.4            This Agreement may be amended modified, or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Trusts.

11.5            This Agreement may be executed in counterparts, each of which, when executed and delivered, shall be deemed to be an original.

11.6            This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

11.7            It is expressly agreed that the obligations of the parties hereunder shall not be binding upon any of the Board members or officers of the ETF Trust or the Target Trust, or shareholders, nominees, agents, or employees of the New ETF or the Target Fund personally, but shall bind only the property of the New ETF or the Target Fund, as the case may be, as provided in the ETF Trust’s Trust Instrument or the Target Trust’s Declaration. The execution and delivery of this Agreement by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of the New ETF or the Target Fund, as the case may be.

[Remainder of page intentionally left blank.]

IN WITNESS WHEREOF, the Target Trust, on behalf of the Target Fund, and the ETF Trust, on behalf of the New ETF, have each caused this Agreement and Plan of Reorganization to be executed and attested on its behalf by its duly authorized representatives as of the date first above written.

TOUCHSTONE STRATEGIC TRUST,
on behalf of its series, Touchstone Large Company Growth Fund

By:
Name:	Terrie A. Wiedenheft
Title:	President

TOUCHSTONE ETF TRUST,
on behalf of its series, Touchstone Large Company Growth ETF

By:
Name:	Terrie A. Wiedenheft
Title:	President

For purposes of paragraph 9.3 only:
TOUCHSTONE ADVISORS, INC.

By:
Name:	Benjamin J. Alge
Title:	President

By:
Name:	Timothy D. Paulin
Title:	Senior Vice President

EXHIBIT B:  FUNDAMENTAL INVESTMENT LIMITATIONS

A fundamental investment limitation cannot be changed with respect to a Fund without the consent of the holders of a majority of that Fund’s outstanding shares.  The term “majority of the outstanding shares” means the vote of (i) 67% or more of a Fund’s shares present at a meeting, if more than 50% of the outstanding shares of a Fund are present or represented by proxy, or (ii) more than 50% of a Fund’s outstanding shares, whichever is less.  With the exception of the concentration policy, each Fund has substantially similar fundamental investment limitations, which are set forth below. Each Fund is non-diversified.

	Target Fund	Acquiring ETF	Differences

Borrowing Money/Senior Securities	The Fund may not borrow money or issue senior securities, except as permitted by the 1940 Act Laws, Interpretations and Exemptions.

The Fund may not engage in borrowing except as permitted by the 1940 Act, any rule, regulation, or order under the 1940 Act or any SEC staff interpretation of the 1940 Act.

The Fund may not issue senior securities except as permitted by the 1940 Act, any rule, regulation, or order under the 1940 Act or any SEC staff interpretation of the 1940 Act.

Although the Funds’ investment restrictions are worded differently, there are no substantive differences between the two.

Underwriting	The Fund may not underwrite the securities of other issuers. This restriction does not prevent the Fund from engaging in transactions involving the acquisition, disposition or resale of its portfolio securities, regardless of whether the Fund may be considered to be an underwriter under the 1933 Act.	The Fund may not underwrite securities issued by other persons, except to the extent that, in connection with the sale or disposition of portfolio securities, the Fund may be deemed to be an underwriter under certain federal securities laws or in connection with investments in other investment companies.	Although the Funds’ investment restrictions are worded differently, there are no substantive differences between the two.

Concentration of Investments	The Fund will not make investments that will result in the concentration (as that term may be defined or interpreted by the 1940 Act, Laws, Interpretations and Exemptions) of its investments in the securities of issuers primarily engaged in the same industry. This restriction does not limit the Fund’s investments in (i) obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, (ii) tax-exempt obligations issued by governments or political subdivisions of governments or (iii) repurchase agreements collateralized by such obligations.	The Fund may not purchase the securities of an issuer (other than securities issued or guaranteed by the United States government, its agencies or its instrumentalities) if, as a result, more than 25% of the Fund’s total assets would be invested in the securities of companies in the same industry or group of industries.	The Target Fund’s concentration policy does not apply to tax-exempt obligations issued by governments or political subdivisions of governments or repurchase agreements collateralized by such obligations. In addition, the Acquiring ETF’s concentration policy applies to companies in the same group of industries.

Real Estate	The Fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the Fund from investing in issuers that invest, deal or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.	The Fund may not purchase or sell real estate except that the Fund may (1) hold and sell real estate acquired as a result of the Fund’s ownership of securities or other instruments (2) purchase or sell securities or other instruments backed by real estate or interests in real estate and (3) purchase or sell securities of entities or investment vehicles, including real estate investment trusts that invest, deal or otherwise engage in transactions in real estate or interests in real estate.	Although the Funds’ investment restrictions are worded differently, there are no substantive differences between the two.

Commodities	The Fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the Fund from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities.	The Fund may not purchase or sell physical commodities except that the Fund may (1) hold and sell physical commodities acquired as a result of the Fund’s ownership of securities or other instruments, (2) purchase or sell securities or other instruments backed by physical commodities, (3) purchase or sell options, and (4) purchase or sell futures contracts.	Although the Funds’ investment restrictions are worded differently, there are no substantive differences between the two.

Loans	The Fund may not make personal loans or loans of its assets to persons who control or are under common control with the Fund, except to the extent permitted by the 1940 Act Laws, Interpretations and Exemptions. This restriction does not prevent the Fund from, among other things, purchasing debt obligations, entering repurchase agreements, lending portfolio securities or investing in loans, including assignments and participation interests.	The Fund may not make loans to other persons except that the Fund may (1) engage in repurchase agreements, (2) lend portfolio securities, (3) purchase debt securities, (4) purchase commercial paper, and (5) enter into any other lending arrangement permitted by the 1940 Act, any rule, regulation, or order under the 1940 Act or any SEC staff interpretation of the 1940 Act.	Although the Funds’ investment restrictions are worded differently, there are no substantive differences between the two.

Several of these investment limitations include the defined term “1940 Act Laws, Interpretations and Exemptions.” This term means the 1940 Act and the rules and regulations promulgated thereunder, as such statutes, rules and regulations are amended from time to time or are interpreted from time to time by the staff of the SEC, and any exemptive order or similar relief granted to a Fund.

With respect to each Fund, the following descriptions of certain provisions of the 1940 Act may assist investors in understanding the above policies and restrictions:

1.               Borrowing.  The 1940 Act allows a fund to borrow from any bank (including pledging, mortgaging or hypothecating assets) in an amount up to 33 1/3% of its total assets (not including temporary borrowings not in excess of 5% of its total assets).

2.               Senior Securities.  Senior securities may include any obligation or instrument issued by a fund evidencing indebtedness.  The 1940 Act generally prohibits funds from issuing senior securities, although it does not treat certain transactions as senior securities, such as certain borrowings, short sales, reverse repurchase agreements, firm commitment agreements and standby commitments, with appropriate earmarking or segregation of assets to cover such obligation.

3.               Underwriting.  Under the 1940 Act, underwriting securities involves a fund purchasing securities directly from an issuer for the purpose of selling (distributing) them or participating in any such activity either directly or indirectly.  Under the 1940 Act, a diversified fund may not make any commitment as underwriter, if immediately thereafter the amount of its outstanding underwriting commitments, plus the value of its investments in securities of issuers (other than investment companies) of which it owns more than 10% of the outstanding voting securities, exceeds 25% of the value of its total assets.

4.               Lending.  Under the 1940 Act, a fund may only make loans if expressly permitted by its investment policies.  The Fund’s current investment policy on lending is as follows:  the Fund may not make loans if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that the Fund may:  (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements that are collateralized fully; and (iii) engage in securities lending as described in its SAI.

Non-fundamental Operating Policies. The Funds have adopted additional restrictions as a matter of “operating policy.” These restrictions are non-fundamental and may be changed by the Board without a shareholder vote. Except for the limitations on borrowings and illiquid securities, if a percentage restriction on investment or use of assets set forth below is adhered to at the time a transaction is effected, later changes in percentage resulting from changing market values or other circumstances will not be considered a deviation from a policy.

	Target Fund	Acquiring ETF
Illiquid Securities	The Fund will not invest in any illiquid investment if, immediately after such acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets.	Identical policy to the Target Fund

Borrowing and Senior Securities	In complying with the fundamental investment restriction regarding borrowing and issuing senior securities, the Fund may borrow money in an amount not exceeding 331/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings).	—

Loans	In complying with the fundamental investment restriction with regard to making loans, the Fund may not make loans if, as a result, more than 331/3% of its total assets would be lent to other parties, except that the Fund may: (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) engage in securities lending as described in the Fund’s Prospectus or SAI.	—

EXHIBIT C:  CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of December 31, 2025 the total number of shares of the Target Fund was as follows:

Fund	Number of Shares
Touchstone Large Company Growth Fund
Class A	555,966.131
Class C	22,937.590
Class Y	809,393.124
Institutional Class	11,361,181.119
Total	12,749,477.694

As of December 31, 2025 the Officers and Trustees of the Trusts owned less than 1% of any class of the Target Fund or the Acquiring ETF.

The following tables set forth the percentage of ownership of each person who, as of December 31, 2025 owns of record, or is known by the Target Fund to own of record or beneficially, 5% or more of the indicated class of shares of the Fund. A shareholder who owns beneficially 25% or more of the outstanding securities of a Fund is presumed to “control” the Fund as defined in the 1940 Act. Such control may affect the voting rights of other shareholders.

Name and Address	Number of Shares	Percent of Class	Share Class
PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399	141,106.625	25.38%	LARGE COMPANY GROWTH FUND CLASS A
MOONLIGHT 90 INC 401K KENNETH L WINTER & DONIELLE R WINTER TTEES 325 W 3RD AVE STE 203 ESCONDIDO CA 92025-4140	37,198.450	6.69%	LARGE COMPANY GROWTH FUND CLASS A
BNYM I S TRUST CO CUST ROLLOVER IRA PATRICIA WILSON 16383 HIGHWAY 8 CALIFORNIA KY 41007-9145	32,111.830	5.78%	LARGE COMPANY GROWTH FUND CLASS A
BNYM I S TRUST CO CUST SIMPLE IRA STAR IMPROVEMENTS INC FBO MICHAEL FEDELE SIMPLE IRA 27 BRIDLE PATH ALBANY NY 12205-2301	6,882.240	30.00%	LARGE COMPANY GROWTH FUND CLASS C
BNYM I S TRUST CO CUST SIMPLE IRA STAR IMPROVEMENTS, INC FBO PATRICIA L LATHER SIMPLE IRA 9 MALPASS RD ALBANY NY 12203-4803	4,776.765	20.83%	LARGE COMPANY GROWTH FUND CLASS C
LEON M FLESDRAGER 2217 HERITAGE TRACE VW MARIETTA GA 30062-6364	2,439.345	10.63%	LARGE COMPANY GROWTH FUND CLASS C
LPL FINANCIAL A/C 1000-0005 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	2,161.400	9.42%	LARGE COMPANY GROWTH FUND CLASS C

C-1

RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716	1,603.805		6.99%	LARGE COMPANY GROWTH FUND CLASS C
BNYM I S TRUST CO CUST SIMPLE IRA JEFFREY DOMINY 9 MALPASS RD ALBANY NY 12203-4803	1,318.450		5.75%	LARGE COMPANY GROWTH FUND CLASS C
CHARLES SCHWAB & CO INC 101 MONTGOMERY ST SAN FRANCISCO CA 94104	3,613,343.240	*	31.80%	LARGE COMPANY GROWTH FUND CLASS I
PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399	2,220,019.970		19.54%	LARGE COMPANY GROWTH FUND CLASS I
CAPINCO C/O US BANK NA 1555 N RIVERCENTER DR STE 302 MILWAUKEE, WI 53212	1,036,397.155		9.12%	LARGE COMPANY GROWTH FUND CLASS I
NATIONAL FINANCIAL SERVICES CORP (FBO) OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	737,383.544		6.49%	LARGE COMPANY GROWTH FUND CLASS I
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716	323,757.946		40.00%	LARGE COMPANY GROWTH FUND CLASS Y
PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399	123,192.690		15.22%	LARGE COMPANY GROWTH FUND CLASS Y
NATIONAL FINANCIAL SERVICES CORP (FBO) OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	84,258.158		10.41%	LARGE COMPANY GROWTH FUND CLASS Y
LPL FINANCIAL A/C 1000-0005 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	67,207.335		8.30%	LARGE COMPANY GROWTH FUND CLASS Y

* May be deemed to control a Fund because it owned beneficially more than 25% of the outstanding shares of a Fund as of the Record Date.

C-2

EXHIBIT D: MORE INFORMATION WITH RESPECT TO BUYING AND

SELLING SHARES OF THE ACQUIRING ETF

Individual Shares

Shares of the Acquiring ETF are listed for trading on a national securities exchange. Shares of the Large Company Growth ETF are principally listed on The Nasdaq Stock Market LLC (the “Exchange”). The Acquiring ETF is referred to as “the Fund” in this Exhibit D. The Acquiring ETF will commence operations following the completion of the Reorganization.

Any amount of shares can be bought and sold throughout the trading day like shares of other publicly traded companies, and when you buy or sell the Fund’s shares in the secondary market, you will pay or receive the market price. However, there can be no guarantee that an active trading market will develop or be maintained, or that the Fund shares listing will continue or remain unchanged. Buying or selling the Fund’s shares involves certain costs that apply to all securities transactions. For example, when buying or selling shares of the Fund through a financial intermediary, you may incur a brokerage commission or other charges determined by your financial intermediary. The commission is frequently a fixed amount and may be a significant cost for investors seeking to buy or sell small amounts of shares. In addition, you may also incur the cost of the spread (the difference between the bid price (the price secondary market investors are willing to pay for shares) and the ask price (the price at which secondary market investors are willing to sell shares)). The spread varies over time for shares of the Fund based on its trading volume and market liquidity, and is generally less if the Fund has more trading volume and market liquidity and more if the Fund has less trading volume and market liquidity.

Creations and Redemptions

Shares of the Fund may only be acquired through the Distributor and redeemed directly with the Fund by or through an Authorized Participant in Creation Units or multiples thereof. “Authorized Participants” are registered clearing agents that enter into an agreement with the Distributor to transact in Creation Units. Once created, shares of the Fund normally trade in the secondary market in amounts less than a Creation Unit. See the “Purchases and Redemptions” section of the SAI for more information on Creation Units.

The Fund is open on every “Business Day,” which is any day the Fund’s Exchange is open. The Exchange is open for trading Monday through Friday and is generally closed on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. On days when an Exchange closes earlier than normal, the Fund may require orders to create or redeem Creation Units to be placed earlier in the day. See the “Purchases and Redemptions” section of the SAI.

Purchases and redemptions of Creation Units will take place in-kind and/or for cash at the discretion of the Fund. The determination of whether purchases and redemptions of Creation Units will be for cash or in-kind depends primarily on the regulatory requirements and settlement mechanisms relevant to the Fund’s portfolio holdings and the Fund is not limited to engaging in in-kind transactions to any particular market circumstances. As further described in the SAI, Creation Units typically are issued on a two Business Days (“T+1”) basis after a purchase order has been received in good order and the transfer of good title to the Fund of any in-kind securities and/or cash required to purchase a Creation Unit have been completed (subject to certain exceptions). Similarly, and also as further described in the SAI, deliveries of redemption proceeds by the Fund generally will be made on a T+1 basis after a redemption order has been received in good order and the requisite number of Fund shares have been delivered (subject to certain exceptions). The Fund reserves the right to settle Creation Unit transactions on a basis other than T+1 in order to, among other matters, accommodate non-U.S. market holiday schedules, closures and settlement cycles, to account for different treatment among non-U.S. and U.S. markets of dividend record dates and ex-dividend dates (i.e., the last day the holder of a security can sell the security and still receive dividends payable on the security) and in certain other circumstances. The Fund may delay settlement for up to 15 days from the date an order has been submitted in good order and the requisite cash and/or assets delivered to the Fund to accommodate foreign holidays, as further described in the SAI, and otherwise may delay redemptions up to seven days or longer as permitted by applicable law, regulations and interpretations, such as where unusual market conditions affect the Exchange, or an emergency exists which makes it impracticable for the Fund to dispose of or value securities it owns or the Fund has received an SEC exemptive order.

The Fund intends to comply with the U.S. federal securities laws in accepting securities for deposit and satisfying redemptions with redemption securities by, among other means, assuring that any securities accepted for deposit and any securities used to satisfy redemption requests will be sold in transactions that would be exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”). Further, an Authorized Participant that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the Securities Act, will not be able to receive restricted securities eligible for resale under Rule 144A.

For more information on how to buy and sell shares of the Fund, contact Touchstone Investments at (833) 368-7383.

Share Trading Prices

The trading prices of the Fund’s shares listed on its Exchange may differ from the Fund’s daily NAV and will normally be affected by market forces, such as supply and demand, economic conditions, the market value of the Fund’s disclosed portfolio holdings and other factors. As a result, trading prices may be lower, higher or the same as the Fund’s NAV and investors may pay more than NAV when buying shares and receive less than NAV when selling shares through the Exchange.

Book Entry

Shares of the Fund are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding shares of the Fund and is recognized as the owner of all shares for all purposes.

Investors owning shares of the Fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for shares of the Fund. DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other exchange-traded securities that you hold in book-entry or “street name” form.

Premium/Discount Information

The NAV of the Fund will fluctuate with changes in the market value of its portfolio holdings. The market price of the Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

There may be differences — premiums or discounts — between the daily market prices on secondary markets for shares of the Fund and the Fund’s NAV. NAV is the price per share at which the Fund issues and redeems its shares in transactions with APs. The Fund’s market price may be at, above or below its NAV. A premium is the amount that the Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that the Fund is trading below the reported NAV, expressed as a percentage of the NAV. A discount or premium could be significant. Information regarding the Fund’s NAV, market price and daily premiums or discounts will be available at TouchstoneInvestments.com/ETFs after the Reorganization.

Continuous Offering

The method by which Creation Units of Fund shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Units of shares are issued and sold by the Fund on an ongoing basis, a “distribution,” as such term is used in the Securities Act, may occur at any point. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the Securities Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent shares and sells the shares directly to customers or if it chooses to couple the creation of a supply of new shares with an active selling effort involving solicitation of secondary market demand for shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a characterization as an underwriter.

Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in shares, whether or not participating in the distribution of shares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker-dealer firms should note that dealers who are not “underwriters” but are participating in a distribution (as contrasted with engaging in ordinary secondary market transactions) and thus dealing with the shares that are part of an overallotment within the meaning of Section 4(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the Securities Act is only available with respect to transactions on a national exchange.

Dealers effecting transactions in the Fund’s shares, whether or not participating in this distribution, are generally required to deliver a prospectus. This is in addition to any obligation of dealers to deliver a prospectus when acting as underwriters.

STATEMENT OF ADDITIONAL INFORMATION

January 30, 2026

TOUCHSTONE LARGE COMPANY GROWTH FUND

a series of

TOUCHSTONE STRATEGIC TRUST

303 Broadway, Suite 1100

Cincinnati, Ohio 45202

(800) 543-0407

TOUCHSTONE LARGE COMPANY GROWTH ETF

a series of

TOUCHSTONE ETF TRUST

303 Broadway, Suite 1100

Cincinnati, Ohio 45202

(800) 543-0407

This Statement of Additional Information (“SAI”), is not a prospectus but should be read in conjunction with the related Prospectus/Information Statement dated January 30, 2026, relating specifically to the reorganization of the Touchstone Large Company Growth Fund, a mutual fund series of Touchstone Strategic Trust (the “Target Fund”), into the Touchstone Large Company Growth ETF, a newly-created ETF series of Touchstone ETF Trust (the “Acquiring ETF”). Unless otherwise indicated, capitalized terms used herein have the same meanings as are given to them in the Prospectus/Information Statement. Please retain this SAI for further reference.

A copy of the Prospectus/Information Statement may be obtained without charge by calling or writing to Touchstone at the telephone numbers or addresses set forth above. The reorganization is to occur pursuant to an Agreement and Plan of Reorganization.

A. GENERAL INFORMATION

This SAI relates to (i) the transfer of all assets of the Target Fund to the Acquiring ETF in exchange solely for shares of the Acquiring ETF, and the assumption by the Acquiring ETF of the liabilities of the Target Fund; (ii) the pro rata distribution to the Target Fund’s shareholders of the shares of the Acquiring ETF in complete liquidation of the Target Fund; and (iii) the termination of the Target Fund (the “Reorganization”).

Further information is included in the Prospectus/Information Statement and in the documents listed below, which are incorporated by reference into this SAI. Copies of the Prospectus/Information Statement and the documents listed below may be obtained upon request, and without charge, by writing to Touchstone Strategic Trust at P.O. Box 534467, Pittsburgh, PA 15253-4467, by calling (800) 543-0407 toll free or by visiting TouchstoneInvestments.com/Resources.

B. INCORPORATION BY REFERENCE

The following documents are incorporated by reference into this SAI:

1.	Target Fund Prospectus: Prospectus relating to the Touchstone Large Company Growth Fund dated October 28, 2025, as supplemented through the date of this Prospectus/Information Statement (File Nos. 002-80859 and 811-03651; Accession No. 0001193125-25-251696).
2.	Target Fund Statement of Additional Information: SAI relating to the Touchstone Large Company Growth Fund dated October 28, 2025, as supplemented through the date of this Prospectus (File Nos. 002-80859 and 811-03651; Accession No. 0001193125-25-251696).
3.	Target Fund Form N-CSR: Form N-CSR relating to the Touchstone Large Company Growth Fund for the fiscal year ended June 30, 2025 (File No. 811-03651; Accession No. 0001104659-25-085173).

You can also obtain copies of any of the above-referenced documents without charge on the EDGAR database on the SEC’s Internet site at http://www.sec.gov. Copies are available for a fee by electronic request at the following e-mail address: publicinfo@sec.gov, or from the Public Reference Section, Securities and Exchange Commission, Washington, D.C. 20549-1520.

C. PRO FORMA FINANCIAL INFORMATION

Pro forma financial information has not been prepared for the Reorganization because the Target Fund will be reorganized into the Acquiring ETF, which is a newly-organized shell fund with no assets and liabilities that will commence investment operations upon the completion of the Reorganization and continue the operations of the Target Fund. The Acquiring ETF will adopt the financial statements and financial history of the Target Fund upon the consummation of the Reorganization, with the performance and accounting history of the Target Fund being assumed by the Acquiring ETF upon the consummation of the Reorganization.

The audited financial statements and related independent registered public accounting firm’s report for the Target Fund are contained in the Target Fund’s Form N-CSR for the fiscal year ended June 30, 2025 (as filed August 29, 2025) (File No. 811-03651), which is incorporated herein by reference only insofar as it relates to the Target Fund. No other parts of the Target Fund’s Form N-CSR are incorporated by reference herein.

Supplemental Financial Information

A table showing the fees of the Acquiring ETF and the Target Fund, and the fees and expenses of the Acquiring ETF on a pro forma basis after giving effect to the Reorganization, is included in the “How do the Funds’ fees and expenses compare?” section of the Prospectus/Information Statement. Each security held by the Target Fund is eligible to be held by the Acquiring ETF based on the investment restrictions of the Acquiring ETF. As a result, a schedule of investments of the Target Fund modified to show the effects of the change is not required and is not included. After the Reorganization, the Acquiring ETF is not expected to sell any of the Target Fund’s investment portfolio.

There are no material differences in accounting policies of the Target Fund as compared to those of the Acquiring ETF.

TSF-TLG2601INF

D. Preliminary SAI of Acquiring ETF

Touchstone ETF Trust

Statement of Additional Information

[_], 2026

The information in this SAI is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This SAI is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

SUBJECT TO COMPLETION - DATED 22, 2025

	Ticker Symbol	Principal U.S. Listing Exchange
Touchstone Large Company Growth ETF	TLG	The Nasdaq Stock Market LLC

This Statement of Additional Information (“SAI”) is not a prospectus and relates only to the above-referenced fund (the “Fund”). It is intended to provide additional information regarding the activities and operations of Touchstone ETF Trust (the “Trust”) and should be read in conjunction with the Fund’s prospectus dated [_], 2026, as may be amended. A copy of the Trust’s prospectus may be obtained without charge by writing to the Trust at Three Canal Plaza, Suite 100, Portland, Maine 04101, by calling (833) 368-7383, or by downloading a copy at TouchstoneInvestments.com/Resources. The Fund had not commenced operations as of the date of this SAI and therefore did not have any financial information to report for the Trust’s fiscal year end. Upon commencement of operations, the shares of the Fund will be listed and traded on the listing exchange noted above.

THE TRUST

Touchstone ETF Trust (the “Trust”), an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the “1940 Act”), was organized as a Delaware statutory trust under an Agreement and Declaration of Trust dated February 2, 2022 (“the Declaration of Trust”). The offering of the Fund’s shares is registered under the Securities Act of 1933, as amended (the “1933 Act”). The Declaration of Trust permits the Trust to offer separate series of units of beneficial interest (the “shares”). The Fund is a separate exchange-traded fund (or “ETF”) and shares of the Fund represents an equal proportionate interest in that Fund. This SAI relates to the following separate series of the Trust: Touchstone Large Company Growth ETF (“the Fund”). The Fund is non-diversified under the 1940 Act.

Touchstone Advisors, Inc. (the “Adviser”) is the investment adviser and administrator for the Fund. The Adviser has selected one or more sub-adviser(s) to manage, on a daily basis, the assets of the Fund. The Adviser has sub-contracted certain of the Trust complex’s administrative and accounting services to The Bank of New York Mellon (“BNY”). Foreside Fund Services, LLC (“Foreside” or the “Distributor”) is the principal distributor of the Fund’s shares.

Shares of the Fund are issued and redeemed only in aggregations of a specific number of shares called “Creation Units.” Investors may acquire shares and shareholders may tender their shares for redemption only in Creation Units, as discussed in the “Purchases and Redemptions” section below. The number of shares of the Fund that constitute a Creation Unit is 25,000. The Fund generally offers and issues shares either in exchange for (i) a basket of securities designated by the Fund (“Deposit Securities”) together with the deposit of a specified cash payment (“Cash Component”) or (ii) a cash payment equal in value to the Deposit Securities (“Deposit Cash”) together with the Cash Component. The primary consideration accepted by the Fund (i.e., Deposit Securities or Deposit Cash) is set forth under “Purchases and Redemptions” later in this SAI. The Trust reserves the right to permit or require the substitution of a “cash in lieu” amount to be added to the Cash Component to replace any Deposit Security and reserves the right to permit or require the substitution of Deposit Securities in lieu of Deposit Cash (subject to applicable legal requirements).

Shares of the Fund are listed for trading on The Nasdaq Stock Market LLC (the “Exchange”). See “Exchange Listing and Trading” below for more information. The shares are traded on the Exchange at market prices. These prices may differ from the shares’ net asset values (or “NAV”). The shares are also redeemable only in Creation Unit aggregations, and generally in exchange either for (i) portfolio securities and a specified cash payment or (ii) cash (subject to applicable legal requirements). Most investors will buy and sell shares of the Fund in secondary market transactions through brokers. Shares can be bought and sold throughout the trading day like other publicly-traded shares. There is no minimum investment.

History of the Fund

The Fund is newly formed and had not commenced operations as of the date of this SAI.

The Fund will commence operations following the completion of the reorganization of the Touchstone Large Company Growth Fund, a series of Touchstone Strategic Trust (the “Predecessor Fund”), into the Fund, which is expected to occur on or about March 13, 2026 (the “Reorganization”). The performance and accounting history of Institutional Class shares of the Predecessor Fund will be assumed by the Fund. Before the Predecessor Fund commenced operations, the assets of the DSM Large Cap Growth Fund were acquired by the Predecessor Fund in a tax-free reorganization on August 15, 2016. As a result, the performance and accounting history of the DSM Large Cap Growth Fund were assumed by the Predecessor Fund. Financial and performance information prior to August 15, 2016 include herein is that of the DSM Large Cap Growth Fund.

EXCHANGE LISTING AND TRADING

As discussed in the “The Trust” section above, the shares of the Fund are approved for listing and trading on the Fund’s Exchange as identified on the cover of this SAI at prices that may differ from the Fund’s NAV. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of shares of the Fund will continue to be met. The Exchange may, but is not required to, consider the suspension of trading in and/or remove the shares of the Fund from listing if, among other matters: (i) the Exchange becomes aware that the Fund is no longer eligible to operate in reliance on Rule 6c-11 under the 1940 Act to the extent such Fund’s listing is conditioned upon reliance on Rule 6c-11; (ii) following the initial 12-month period beginning at the commencement of trading of the Fund, there are fewer than 50 beneficial owners of shares for 30 or more consecutive trading days; (iii) the Fund no longer complies with the applicable listing requirements set forth in the Exchange’s rules; or (iv) if such other event shall occur or condition exist that, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable. The Exchange will remove the shares of the Fund from listing and trading upon termination of the Fund.

Trading prices of shares on an Exchange may differ from the Fund’s daily NAV. Market forces of supply and demand, economic conditions and other factors may affect the trading prices of shares. See “Determination of Net Asset Value” below for additional information.

PERMITTED INVESTMENTS AND RISK FACTORS

The Fund’s principal investment strategies and principal risks are described in the Fund’s prospectus. The following supplements the information contained in the prospectus concerning the Fund’s principal investment strategies and principal risks. In addition, although not principal strategies of the Fund, the Fund may invest in other types of securities and engage in other investment practices as described in the prospectus or in this SAI. Unless otherwise indicated, the Fund is permitted to invest in each of the investments listed below, or engage in each of the investment techniques listed below if such investment or activity is consistent with the Fund’s investment goals, investment limitations, policies and strategies. In addition to the fundamental and non-fundamental investment limitations set forth under the section of this SAI entitled “Investment Limitations,” the investment limitations below are considered to be non-fundamental policies which may be changed at any time by a vote of the Trust’s Board, unless designated as a “fundamental” policy. In addition, any stated percentage limitations are measured at the time of the purchase of a security.

Borrowing and Leveraging. The Funds may borrow money from banks (including their custodian bank) or from lenders to the extent permitted by applicable law. The 1940 Act requires the Fund to maintain asset coverage (total assets, including assets acquired with borrowed funds, less liabilities exclusive of borrowings) of at least 300% for all such borrowings. If at any time the value of the Fund’s assets should fail to meet this 300% coverage test, the Fund, within three days (not including Sundays and holidays), will reduce the amount of its borrowings to the extent necessary to meet this test. The Fund will not make any borrowing or enter into a reverse repurchase agreement that would cause its outstanding borrowings to exceed one-third of the value of its total assets.

Leveraging the Fund through borrowing or other means (e.g., certain uses of derivatives) creates an opportunity for increased net income, but, at the same time, creates special risk considerations. Leveraging creates interest expenses for the Fund which could exceed the income from the assets retained. To the extent the income derived from securities purchased with borrowed funds exceeds the interest that the Fund will have to pay, the Fund’s net income will be greater than if leveraging were not used. Conversely, if the income from the assets retained with borrowed funds is not sufficient to cover the cost of leveraging, the net income of the Fund will be less than if leveraging were not used, and therefore the amount available for distribution to shareholders as dividends will be reduced. As further outlined in the “Derivatives” subsection, the SEC adopted Rule 18f-4 (the “Derivatives Rule”) on October 28, 2020. Funds were required to comply with the Derivatives Rule requirements by August 19, 2022. Interest rate arbitrage transactions, reverse repurchase agreements and dollar roll transactions create leverage and will be entered into in accordance with the regulatory requirements described in the “Derivatives” subsection.

In an interest rate arbitrage transaction, the Fund borrows money at one interest rate and lends the proceeds at another, higher interest rate. These leverage transactions involve a number of risks; including the risk that the borrower will fail or otherwise become insolvent or that there will be a significant change in prevailing interest rates. The Funds may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to any borrowing. The Funds have adopted fundamental limitations and non-fundamental limitations which restrict circumstances in which and degrees to which the Funds can engage in borrowing. See the section entitled “Investment Limitations,” below.

To reduce its borrowings, the Fund might be required to sell securities at a time when it would be disadvantageous to do so. In addition, because interest on money borrowed is the Fund expense that it would not otherwise incur, the Fund may have less net investment income during periods when its borrowings are substantial. The interest paid by the Fund on borrowings may be more or less than the yield on the securities purchased with borrowed funds, depending on prevailing market conditions. Borrowing magnifies the potential for gain or loss on the Fund’s portfolio securities and, therefore, if employed, increases the possibility of fluctuation in its net asset value (“NAV”). This is the speculative factor known as leverage. To reduce the risks of borrowing, the Funds will limit their borrowings as described below.

Commercial Paper and Other Short-Term Obligations. Commercial paper (including variable amount master demand notes) consists of short-term unsecured promissory notes issued by U.S. corporations, partnerships, trusts or other entities in order to finance short-term credit needs and non-convertible debt securities (e.g., bonds and debentures) with no more than 397 days remaining to maturity at the date of purchase. Certain notes may have floating or variable rates. Variable and floating rate notes with a demand notice period exceeding seven days will be subject to the Funds’ restrictions on illiquid investments (see “Investment Limitations”) unless, in the judgment of the Sub-Adviser, subject to the oversight of the Board, such note is liquid.

Common Stocks. Common stocks are securities that represent units of ownership in a company. Common stocks usually carry voting rights and earn dividends. Unlike preferred stocks, which are described below, dividends on common stocks are not fixed but are declared at the discretion of the board of directors of the issuing company.

Convertible Securities. Convertible securities are corporate securities that are exchangeable for a set number of another security at a pre- stated price. Convertible securities typically have characteristics of both fixed-income and equity securities. Because of the conversion feature, the market value of a convertible security tends to move with the market value of the underlying stock. The value of a convertible security is also affected by prevailing interest rates, the credit quality of the issuer and any call provisions.

A synthetic convertible security is a combination investment in which the Fund purchases both (i) high-grade cash equivalents or a high grade debt obligation of an issuer or U.S. government securities and (ii) call options or warrants on the common stock of the same or different issuer with some or all of the anticipated interest income from the associated debt obligation that is earned over the holding period of the option or warrant.

While providing a fixed-income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar non-convertible security), a convertible security also affords a shareholder the opportunity, through its conversion feature, to participate in the capital appreciation attendant upon a market price advance in the convertible security’s underlying common stock. A synthetic convertible position has similar investment characteristics, but may differ with respect to credit quality, time to maturity, trading characteristics and other factors. Because the Fund will create synthetic convertible positions only out of high grade fixed-income securities, the credit rating associated with the Fund’s synthetic convertible investments is generally expected to be higher than that of the average convertible security, many of which are rated below high grade. However, because the options used to create synthetic convertible positions will generally have expirations between one month and three years of the time of purchase, the maturity of these positions will generally be shorter than average for convertible securities. Since the option component of a convertible security or synthetic convertible position is a wasting asset (in the sense of losing “time value” as maturity approaches), a synthetic convertible position may lose such value more rapidly than a convertible security of longer maturity; however, the gain in option value due to appreciation of the underlying stock may exceed such time value loss. The market price of the option component generally reflects these differences in maturities, and the Adviser and applicable sub-adviser take such differences into account when evaluating such positions. When a synthetic convertible position “matures” because of the expiration of the associated option, the Fund may extend the maturity by investing in a new option with longer maturity on the common stock of the same or different issuer. If the Fund does not so extend the maturity of a position, it may continue to hold the associated fixed-income security.

Emerging Markets and Frontier Market Securities. Emerging market countries are generally countries that are included in the Morgan Stanley Capital International (“MSCI”) Emerging Markets Index, or otherwise excluded from the MSCI World Index. As of December 31, 2025, the countries in the MSCI World Index included: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States. As of December 31, 2025, the countries in the MSCI Emerging Markets Index included: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Kuwait, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates. Frontier market countries, which are those emerging market countries that have the smallest, least mature economies and least developed capital markets, are generally countries that are included in the MSCI Frontier Markets Index. As of December 31, 2025, the countries in the MSCI Frontier Markets Index included: Bahrain, Bangladesh, Benin, Burkina Faso, Croatia, Estonia, Guinea-Bissau, Iceland, Ivory Coast, Jordan, Kazakhstan, Kenya, Latvia, Lithuania, Mali, Mauritius, Morocco, Niger, Oman, Pakistan, Romania, Senegal, Serbia, Slovenia, Sri Lanka, Togo, Tunisia and Vietnam. The country composition of the MSCI World Index, the MSCI Emerging Markets Index, and the MSCI Frontier Markets Index can change over time.

Investments in the securities of issuers domiciled in countries with emerging capital markets involve certain additional risks that do not generally apply to investments in securities of issuers in more developed capital markets, such as (i) low or non-existent trading volume, resulting in a lack of liquidity and increased volatility in prices for such securities, as compared to securities of comparable issuers in more developed capital markets; (ii) uncertain national policies and social, political and economic instability, increasing the potential for expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments; (iii) possible fluctuations in exchange rates, differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments; (iv) national policies that may limit the Fund’s investment opportunities such as restrictions on investment in issuers or industries deemed sensitive to national interests; and (v) the lack or relatively early development of legal structures governing private and foreign investments and private property. In addition to withholding taxes on investment income, some countries with emerging markets may impose capital gains taxes on foreign investors.

Political and economic structures in emerging market countries may be undergoing significant evolution and rapid development, and these countries may lack the social, political and economic stability characteristic of more developed countries. In such a dynamic environment, there can be no assurance that any or all of these capital markets will continue to present viable investment opportunities for the Fund. Some of these countries may have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. There is no assurance that such expropriations will not reoccur. In such an event, it is possible that the Fund could lose the entire value of its investments in the affected market. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the value of investments in these countries and the availability to the Fund of additional investments. The small size and inexperience of the securities markets in certain of these countries and the limited volume of trading in securities in these countries may make investments in the countries illiquid and more volatile than investments in Japan or most Western European countries.

Also, there may be less publicly available information about issuers in emerging markets than would be available about issuers in more developed capital markets, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject. In certain countries with emerging capital markets, reporting standards vary widely. As a result, traditional investment measurements used in the United States, such as price/earnings ratios, may not be applicable. Emerging market securities may be substantially less liquid and more volatile than those of mature markets, and company shares may be held by a limited number of persons. This may adversely affect the timing and pricing of the Fund’s acquisition or disposal of securities.

Practices in relation to settlement of securities transactions in emerging markets involve higher risks than those in developed markets, in part because the Fund will need to use brokers and counterparties that are less well capitalized, and custody and registration of assets in some countries may be unreliable. The possibility of fraud, negligence, undue influence being exerted by the issuer or refusal to recognize ownership exists in some emerging markets, and, along with other factors, could result in ownership registration being completely lost. The Fund would absorb any loss resulting from such registration problems and may have no successful claim for compensation.

Some emerging market countries currently prohibit direct foreign investment in the securities of their companies. Certain emerging market countries, however, permit indirect foreign investment in the securities of companies listed and traded on their stock exchanges through investment funds that they have specifically authorized. Investments in these investment funds may be subject to the provisions of the 1940 Act limiting investments in other investment companies. Shareholders of the Fund that invests in such investment funds will bear not only their proportionate share of the expenses of the Fund (including operating expenses and the fees of the adviser), but also will indirectly bear similar expenses of the underlying investment funds. In addition, these investment funds may trade at a discount or premium to the fund’s NAV.

Participatory notes (commonly known as P-notes) are offshore derivative instruments issued to foreign institutional investors and their sub- accounts against underlying Indian securities listed on the Indian bourses. These securities are not registered with the Securities and Exchange Board of India. Participatory notes are similar to ADRs, which are negotiable certificates issued by a U.S. bank and traded on

U.S. exchanges. ADRs are denominated in U.S. dollars and represent a specified number of shares in a foreign security held by a U.S. financial institution located in a foreign country. Both P-notes and ADRs are subject to the risks discussed above with respect to securities of foreign issuers in general.

Risk of Investing in China A-shares. The Fund may invest in China A-shares of certain Chinese companies listed and traded on the Shanghai Stock Exchange (“SSE”) and the Shenzhen Stock Exchange (“SZSE”) through the Shanghai-Hong Kong and the Shenzhen- Hong Kong Stock Connect Program (“Stock Connect”). Stock Connect is a securities trading and clearing program developed by Hong Kong Exchanges and Clearing Limited, the SSE, the SZSE and the China Securities Depository and Clearing Corporation Limited. Stock Connect facilitates foreign investment in the People’s Republic of China (“PRC”) via brokers in Hong Kong. Investors through Stock Connect are subject to PRC regulations and SSE listing rules, among others. These could include limitations on trading or suspension of trading. There are special considerations and risks associated with investing in A-shares via Stock Connect.

Quota Limitation Risk: Trades through Stock Connect are subject to daily quotas. If the daily quota is reached during continuous trading or the opening call session, new buy orders will be rejected for the remainder of the day. Thus, there is no guarantee that a buy order can be effectively placed through Stock Connect. Such limitations may restrict the Fund from investing in A-shares at the desired time or for the desired quantity, which could have an effect on the Fund’s capacity to successfully follow its investment strategy.

Block or Manual Trade Not Allowed: All trading must be conducted on SSE and/or SZSE, which means that no over-the-counter or manual trades are permitted. Investment opportunities may be limited because block trades, manual trades, reporting or internalization are not permitted for Stock Connect shares.

Clearing, Settlement and Custody Risks: The Hong Kong Securities Clearing Company Limited, a wholly-owned subsidiary of Hong Kong Security Clearing Company (“HKSCC”) and ChinaClear, the national central counterparty of China’s securities market that serves as a comprehensive network of clearing, settlement and stock holding infrastructure, establishes the clearing links. Both HKSCC and ChinaClear participate in facilitating the clearing and settlement of the cross-border trades of the other. In the event of ChinaClear defaulting, HKSCC will in good faith seek recovery of stocks and monies from ChinaClear through the accessible legal channels. In such an event, the Fund may not fully recover its losses. In addition, the Stock Connect program’s trading, clearance and settlement procedures are relatively untested in China, which could pose risks to the Fund, including uncertainty related to “single-sided settlement” procedures in which local sub-custodians receive settlement instructions from the Fund’s executing broker as opposed to the Fund’s custodian.

Overseas investors, such as the Fund, will not hold physical A-shares, but rather maintain their SSE securities with broker or custodial accounts with the HKSCC. Additionally, all trades of eligible Stock Connect A-shares must be settled in renminbi (RMB). This may require that investors have well-timed access to a reliable source of offshore RMB, which cannot always be guaranteed.

Nominee Arrangements and Legal Rights: Under a nominee structure, HKSCC is the nominee holder of the Stock Connect A-shares acquired by overseas investors, including the Fund. HKSCC will be the named registrar of the purchased shares. A-shares purchased through the Northbound Trading Link (i.e., non-Mainland investor market access channel) entitles foreign investors to proprietary rights and benefits in accordance with applicable laws. Under the Stock Connect guidelines, overseas investors may exercise their shareholder rights as beneficial owners of SSE securities in accordance with the laws and regulations of the Hong Kong Special Administrative Region. Beneficial owners of SSE Securities may exercise their rights with the HKSCC as the nominee holder, including the right to call and participate in shareholders’ meetings, the right to exercise voting rights, and the right to receive dividends, amongst other rights.

Current PRC law does not expressly provide clear guidance for a beneficial owner under a nominee structure to pursue or prevent legal action. However, the HKSCC, as nominee holder of SSE Securities, may exercise shareholder rights and take legal actions for its foreign investors. The courts in China may find that the registrar, as a nominee or custodian, has full ownership of the Stock Connect shares. PRC laws have not distinguished between legal ownership and beneficial ownership, particularly regarding the Fund and its investors. Furthermore, there have been few cases involving a nominee account structure in the PRC courts. Other considerations regarding the rights and interests of the Fund relate to uncertain enforcement mechanisms under PRC law. Consequently, the Fund is not assured that its ownership of A-shares is in full possession at all times. Furthermore, the Fund may face delays or difficulties in enforcing its ownership rights in A-shares.

Tax & Expense Risks: Additional considerations include different fees, costs and taxes imposed on foreign investors purchasing A-shares through Stock Connect. The Fund’s investment may be subject to a number of tax rules. Application of these rules may be uncertain. Mainland China implemented tax reforms in recent years, and may amend or revise its existing tax laws in the future. These amendments may have retroactive effects. Changes in applicable Chinese tax law could reduce after-tax profits of the Fund. This could include reducing the after-tax profits of companies in China in which the Fund invests. Chinese taxes that may apply to the Fund’s investments include income tax or withholding tax on dividends, interest or gains earned by the Fund. These various uncertainties in Chinese tax rules could result in unexpected tax liabilities for the Fund. Additionally, taxes and related expenses may be higher than comparable expenses and taxes imposed on foreign owners of other securities providing similar investment exposure.

Additional Considerations and Risks: There is a risk that information technology and networking systems will not properly function and that changes may occur as the market develops. Thus, A-shares trading may be disrupted if systems do not function properly. There may also be information technology capabilities and other risk management requirements specified by the relevant exchanges or clearinghouses. See “Emerging Markets and Frontier Market Securities” above for more information on other risks.

Equity-Linked Notes (“ELNs”). The Fund may purchase ELNs. The principal or coupon payment on an ELN is linked to the performance of an underlying security or index. ELNs may be used, among other things, to provide the Fund with exposure to international markets while providing a mechanism to reduce foreign tax or regulatory restrictions imposed on foreign investors. The risks associated with purchasing ELNs include the creditworthiness of the issuer and the risk of counterparty default. Further, the Fund’s ability to dispose of an ELN will depend on the availability of liquid markets in the instruments. The purchase and sale of an ELN is also subject to the risks regarding adverse market movements, possible intervention by governmental authorities, and the effects of other political and economic events.

Equity-Linked Warrants. Equity-linked warrants provide a way for investors to access markets where entry is difficult and time consuming due to regulation. Typically, a broker issues warrants to an investor and then purchases shares in the local market and issues a call warrant hedged on the underlying holding. If the investor exercises his call and closes his position, the shares are sold and the warrant is redeemed with the proceeds.

Each warrant represents one share of the underlying stock. Therefore, the price, performance and liquidity of the warrant are all directly linked to the underlying stock. The warrants can be redeemed for 100% of the value of the underlying stock (less transaction costs). Being American style warrants, they can be exercised at any time. The warrants are U.S. dollar denominated and priced daily on several international stock exchanges.

Equity-Related Securities. The Fund may invest in equity-related securities, including low-exercise-price options (“LEPOs”), low exercise price warrants (“LEPWs”), and participatory notes (“P-notes”) to gain exposure to issuers in certain emerging or frontier market countries. LEPOs, LEPWs, and P-notes are offshore derivative instruments issued to foreign institutional investors and their sub-accounts against underlying securities traded in emerging or frontier markets. These securities may be listed on an exchange or traded over-the-counter, and are similar to ADRs. As a result, the risks of investing in LEPOs, LEPWs, and P-notes are similar to depositary receipts risk and foreign securities risk in general. Specifically these securities entail both counterparty risk—the risk that the issuer of the LEPO, LEPW, or P-Note may not be able to fulfill its obligations or that the holder and counterparty or issuer may disagree as to the meaning or application of contractual terms—and liquidity risk—the risk that a liquid market may not exist for such securities.

Exchange-Traded Funds (“ETFs”). The Funds may invest in other ETFs as an efficient means of carrying out its investment strategies. As with traditional mutual funds, ETFs charge asset-based fees, although these fees tend to be relatively low. ETFs are traded on stock exchanges or on the over-the-counter market. ETFs do not charge initial sales charges or redemption fees and investors pay only customary brokerage fees to buy and sell ETF shares. An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up or down, and the Fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs may be subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF’s shares may trade above or below its NAV; (ii) an active trading market for an ETF’s shares may not develop or be maintained; or (iii) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

Foreign Securities. Except as expressly set forth herein and in the prospectus, the Fund may invest in securities of foreign issuers and in sponsored and unsponsored depositary receipts. Foreign companies are companies that: (i) are organized under the laws of a foreign country or maintain their principal place of business in a foreign country; (ii) the principal trading market for their securities is located in a foreign country; or (iii) derive at least 50% of their revenues or profits from operations in a foreign country or have at least 50% of their assets located in a foreign country. Investing in securities issued by foreign companies and governments involves considerations and potential risks not typically associated with investing in obligations issued by the U.S. government and domestic corporations. Less information may be available about foreign companies than about domestic companies and foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to domestic companies. The values of foreign investments are affected by changes in currency rates or exchange control regulations, restrictions or prohibitions on the repatriation of foreign currencies, application of foreign tax laws, including withholding taxes, changes in governmental administration or economic or monetary policy (in the United States or abroad) or changed circumstances in dealings between nations. Costs are also incurred in connection with conversions between various currencies. In addition, foreign brokerage commissions and custody fees are generally higher than those charged in the United States, and foreign securities markets may be less liquid, more volatile and less subject to governmental supervision than in the United States. Investments in foreign countries could be affected by other factors not present in the United States, including expropriation, confiscatory taxation, lack of uniform accounting and auditing standards and potential difficulties in enforcing contractual obligations and could be subject to extended clearance and settlement periods.

In addition, there are risks relating to ongoing concerns regarding the economies of certain European countries and their sovereign debt, as well as the potential for one or more countries to leave the European Union (“EU”).

Brexit Risk. Uncertainties surrounding the sovereign debt of a number of EU countries and the viability of the EU have disrupted and may in the future disrupt markets in the United States and around the world. If one or more countries leave the EU, as the United Kingdom did in January of 2020 (commonly referred to as “Brexit”), or the EU dissolves, the global securities markets likely will be significantly disrupted.

Foreign Market Risk. The Fund is subject to the risk that, because there are generally fewer investors on foreign exchanges and a smaller number of shares traded each day, it may be difficult for the Fund to buy and sell securities on those exchanges. In addition, prices of foreign securities may fluctuate more than prices of securities traded in the United States. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of punitive taxes. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain industries. Any of these actions could severely affect security prices, impair the Fund’s ability to purchase or sell foreign securities or transfer the Fund’s assets or income back into the United States or otherwise adversely affect the Fund’s operations. Other potential foreign market risks include exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing favorable legal judgments in foreign courts and political and social conditions, such as diplomatic relations, confiscatory taxation, expropriation, limitation on the removal of funds or assets or imposition of (or change in) exchange control regulations. Legal remedies available to investors in certain foreign countries may be less extensive than those available to investors in the United States or other foreign countries. In addition, changes in government administrations or economic or monetary policies in the United States or abroad could result in appreciation or depreciation of portfolio securities and could favorably or adversely affect the Fund’s operations.

Public Availability of Information. In general, less information is publicly available with respect to foreign issuers than is available with respect to U.S. companies. Most foreign companies are also not subject to the uniform accounting and financial reporting requirements applicable to issuers in the United States. The Fund’s foreign investments may be less liquid and their prices may be more volatile than comparable investments in securities in U.S. companies. In addition, there is generally less government supervision and regulation of securities exchanges, brokers and issuers in foreign countries than in the United States.

Settlement Risk. Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States. Foreign settlement procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically generated by the settlement of U.S. investments. Communications between the United States and certain non-U.S. countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates in markets that still rely on physical settlement. Settlements in certain foreign countries at times have not kept pace with the number of securities transactions; these problems may make it difficult for the Fund to carry out transactions. If the Fund cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may be uninvested with no return earned thereon for some period. If the Fund cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party; the Fund could be liable to that party for any losses incurred. Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to foreign taxes on income from sources in such countries.

Governmental Supervision and Regulation/Accounting Standards. Many foreign governments supervise and regulate stock exchanges, brokers and the sale of securities less than does the United States. Some countries may not have laws to protect investors comparable to the U.S. securities laws. For example, some foreign countries may have no laws or rules against insider trading. Insider trading occurs when a person buys or sells a company’s securities based on nonpublic information about that company. In addition, the U.S. government has from time to time in the past imposed restrictions, through penalties and otherwise, on foreign investments by U.S. investors. Accounting standards in other countries are not necessarily the same as in the United States. If the accounting standards in another country do not require as much detail as U.S. accounting standards, it may be harder for the Fund to completely and accurately determine a company’s financial condition. Also, brokerage commissions and other costs of buying or selling securities often are higher in foreign countries than they are in the United States. This reduces the amount the Fund can earn on its investments.

Foreign Currency Risk. While the Fund’s net assets are valued in U.S. dollars, the securities of foreign companies are frequently denominated in foreign currencies. Thus, a change in the value of a foreign currency against the U.S. dollar will result in a corresponding change in value of securities denominated in that currency. Some of the factors that may impair the investments denominated in a foreign currency are: (1) it may be expensive to convert foreign currencies into U.S. dollars and vice versa; (2) complex political and economic factors may significantly affect the values of various currencies, including U.S. dollars, and their exchange rates; (3) government intervention may increase risks involved in purchasing or selling foreign currency options, forward contracts and futures contracts, since exchange rates may not be free to fluctuate in response to other market forces; (4) there may be no systematic reporting of last sale information for foreign currencies or regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis; (5) available quotation information is generally representative of very large round-lot transactions in the inter- bank market and thus may not reflect exchange rates for smaller odd-lot transactions (less than $1 million) where rates may be less favorable; and (6) the inter-bank market in foreign currencies is a global, around-the-clock market. To the extent that a market is closed while the markets for the underlying currencies remain open, certain markets may not always reflect significant price and rate movements.

Restrictions on Investments. There may be unexpected restrictions on investments in companies located in certain foreign countries. For example, on November 12, 2020, the President of the United States signed an Executive Order prohibiting U.S. persons from purchasing or investing in publicly-traded securities of companies identified by the U.S. government as “Communist Chinese military companies,” or in instruments that are derivative of, or are designed to provide investment exposure to, such securities. In addition, to the extent that the Fund holds such a security, one or more Fund intermediaries may decline to process customer orders with respect to such Fund unless and until certain representations are made by the Fund or the prohibited holdings are divested. As a result of forced sales of a security, or inability to participate in an investment the manager otherwise believes is attractive, the Fund may incur losses.

Guaranteed Investment Contracts. The Fund may make investments in obligations issued by highly rated U.S. insurance companies, such as guaranteed investment contracts and similar funding agreements (collectively “GICs”). A GIC is a general obligation of the issuing insurance company and not a separate account. Under these contracts, the Fund makes cash contributions to a deposit fund of the insurance company’s general account. The insurance company then credits to the Fund on a monthly basis guaranteed interest that is based on an index. The GICs provide that this guaranteed interest will not be less than a certain minimum rate. GIC investments that do not provide for payment within seven days after notice are subject to the Fund’s policy regarding investments in illiquid securities.

Illiquid Securities. Subject to the limitations in the 1940 Act and the rules thereunder, the Fund may invest in illiquid securities. The Fund may not acquire an illiquid security if, immediately after the acquisition, it would have invested more than 15% of its net assets in illiquid securities. Illiquid securities are securities that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the security.

The Trust has implemented a written liquidity risk management program (the “LRM Program”) and related procedures to manage the liquidity risk of each Fund in accordance with Rule 22e-4 under the 1940 Act (“Rule 22e-4”). Rule 22e-4 defines “liquidity risk” as the risk that the fund could not meet requests to redeem shares issued by the fund without significant dilution of the remaining investors’ interests in the fund. The Board has designated Touchstone Advisors to serve as the program administrator (“Program Administrator”) of the LRM Program and the related procedures. As a part of the LRM Program, the Program Administrator is responsible for identifying illiquid investments and categorizing the relative liquidity of each Fund’s investments in accordance with Rule 22e-4. Under the LRM Program, the Program Administrator assesses, manages, and periodically reviews each Fund’s liquidity risk, and is responsible for making periodic reports to the Board and the SEC regarding the liquidity of each Fund’s investments, and for notifying the Board and the SEC of certain liquidity events specified in Rule 22e-4. The liquidity of each Fund’s portfolio investments is determined based on relevant market, trading and investment-specific considerations under the LRM Program.

Illiquid securities include, among others, demand instruments with demand notice periods exceeding seven days, securities for which there is no active secondary market, and repurchase agreements with maturities of over seven days in length. The Fund may invest in securities that are neither listed on a stock exchange nor traded over-the-counter, including privately placed securities. Investing in such unlisted securities, including investments in new and early stage companies, may involve a high degree of business and financial risk that can result in substantial losses. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Because these types of securities are thinly traded, if at all, and market prices for these types of securities are generally not readily available, the Fund typically determines the price for these types of securities in good faith in accordance with policies and procedures adopted by the Board. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund, or less than what may be considered the fair value of such securities. Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements which might be applicable if their securities were publicly traded. If such securities are required to be registered under the securities laws of one or more jurisdictions before being resold, the Fund may be required to bear the expenses of registration.

In addition, the Fund believes that certain investments in joint ventures, cooperatives, partnerships, private placements, unlisted securities and other similar situations (collectively, “special situations”) could enhance the Fund’s capital appreciation potential. To the extent these investments are deemed illiquid, the Fund’s investment in them will be consistent with their applicable restriction on investment in illiquid securities. Investments in special situations and certain other instruments may be liquid, as determined by the Program Administrator of the Funds’ LRM Program.

Initial Public Offerings (“IPOs”). Due to the typically small size of the IPO allocation available to the Fund and the nature and market capitalization of the companies involved in IPOs, the sub-advisers will often purchase IPO shares that would qualify as a permissible investment for the Fund but will instead decide to allocate those IPO purchases to other funds they advise. Any such allocation will be done in a fair and equitable manner according to a specific and consistent process. Because IPO shares are frequently volatile in price, the Fund may hold IPO shares for a very short period of time. This may increase the turnover of the Fund’s portfolio and may lead to increased expenses to the Fund, such as commissions and transaction costs. By selling shares of an IPO, the Fund may realize taxable capital gains that it will subsequently distribute to shareholders.

Most IPOs involve a high degree of risk not normally associated with offerings of more seasoned companies. Companies involved in IPOs generally have limited operating histories, and their prospects for future profitability are uncertain. These companies often are engaged in new and evolving businesses and are particularly vulnerable to competition and to changes in technology, markets and economic conditions. They may be dependent on certain key managers and third parties, need more personnel and other resources to manage growth and require significant additional capital. They may also be dependent on limited product lines and uncertain property rights and need regulatory approvals. Investors in IPOs can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders. Stock prices of IPOs can also be highly unstable, due to the absence of a prior public market, the small number of shares available for trading and limited investor information.

Interests in Publicly Traded Limited Partnerships. Interests in publicly traded limited partnerships (limited partnership interests or units) represent equity interests in the assets and earnings of the partnership’s trade or business. Unlike common stock in a corporation, limited partnership interests have limited or no voting rights. However, many of the risks of investing in common stocks are still applicable to investments in limited partnership interests. In addition, limited partnership interests are subject to risks not present in common stock. For example, income generated from limited partnerships deemed not to be “publicly traded” may not be considered “qualifying income” for purposes of the regulated investment company requirements under the Code, and may trigger adverse tax consequences (please refer to the “Federal Income Taxes” section of this SAI for a discussion of relevant tax risks). Also, since publicly traded limited partnerships are a less common form of organizational structure than corporations, the limited partnership units may be less liquid than publicly traded common stock. Also, because of the difference in organizational structure, the fair value of limited partnership units in the Fund’s portfolio may be based either upon the current market price of such units, or if there is no current market price, upon the pro rata value of the underlying assets of the partnership. Limited partnership units also have the risk that the limited partnership might, under certain circumstances, be treated as a general partnership giving rise to broader liability exposure to the limited partners for activities of the partnership. Further, the general partners of a limited partnership may be able to significantly change the business or asset structure of a limited partnership without the limited partners having any ability to disapprove any such changes. In certain limited partnerships, limited partners may also be required to return distributions previously made in the event that excess distributions have been made by the partnership, or in the event that the general partners, or their affiliates, are entitled to indemnification.

Interfund Lending. The Fund’s investment restrictions and an SEC exemptive order permit the Fund to participate in an interfund lending program with other funds in the Touchstone family of funds. This program allows the Touchstone Funds to borrow money from, and lend money to, each other for temporary or emergency purposes, such as to satisfy redemption requests or to cover unanticipated cash shortfalls. The Fund may not borrow through the interfund lending program for leverage purposes. To the extent permitted by its investment objective, strategies, and policies, the Fund may (1) lend uninvested cash to other Touchstone Funds in an amount up to 15% of the lending Fund’s net assets at the time of the loan (including lending up to 5% of its net assets to any single Touchstone Fund) and (2) borrow money from other Touchstone Funds provided that total outstanding borrowings from all sources do not exceed 33 1/3% of its total assets. The Fund may borrow through the interfund lending program on an unsecured basis (i.e., without posting collateral) if its aggregate borrowings from all sources immediately after the interfund borrowing represent 10% or less of the Fund’s total assets. However, if the Fund’s aggregate borrowings from all sources immediately after the interfund borrowing would exceed 10% of the Fund’s total assets, the Fund may borrow through the interfund lending program on a secured basis only. Any Fund that has outstanding interfund borrowings may not cause its outstanding borrowings, from all sources, to exceed 10% of its total assets without first securing each interfund loan. If the Fund has any outstanding secured borrowings from other sources, including another fund, at the time it requests an interfund loan, the Fund’s interfund borrowing will be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding collateralized loan.

Any loan made through the interfund lending program is required to be more beneficial to a borrowing Fund (i.e., at a lower interest rate) than borrowing from a bank and more beneficial to a lending Fund (i.e., at a higher rate of return) than an alternative short-term investment. The term of an interfund loan is limited to the time required to obtain sufficient cash to repay the loan through either the sale of the Fund’s portfolio securities or net sales of Fund shares, but in no event more than seven days. In addition, an interfund loan is callable with one business day’s notice.

The limitations discussed above, other conditions of the SEC exemptive order, and related policies and procedures implemented by Touchstone are designed to minimize the risks associated with interfund lending for both borrowing Funds and lending Funds. However, no borrowing or lending activity is without risk. When the Fund borrows money from another Touchstone Fund, there is a risk that the loan could be called on one business day’s notice or not renewed, in which case the Fund may need to borrow from a bank at higher rates if an interfund loan were not available from another Touchstone Fund. Furthermore, a delay in repayment to a lending Fund could result in a lost investment opportunity or additional lending costs.

LIBOR Transition. Many debt securities, derivatives and other financial instruments may have previously utilized the London Interbank Offered Rate (“LIBOR”) as the reference or benchmark rate for variable interest rate calculations. However, following allegations of manipulation, the UK Financial Conduct Authority (“FCA”) announced that LIBOR would be discontinued on June 30, 2023. As of September 30, 2024, the FCA has confirmed that all publications of LIBOR, including all synthetic publications of the 1-, 3- and 6-month U.S. Dollar LIBOR tenors, have ceased.

The future impact of the transition away from LIBOR and the use of other reference rates for certain debt securities, derivatives and other financial instruments remains uncertain. Market participants have adopted alternative rates such as Secured Overnight Financing Rate (“SOFR”) or otherwise amended financial instruments referencing LIBOR to include fallback provisions and other measures that contemplated the discontinuation of LIBOR or other similar market disruption events. Certain replacement rates to LIBOR, such as SOFR, which is a broad measure of secured overnight U.S. Treasury repo rates, are materially different from LIBOR, necessitating changes in the applicable spread for financial instruments transitioning away from LIBOR.

Loan Participation Notes. The Fund may invest, subject to an overall 33% limit on loans, in loan participation notes. A loan participation note represents participation in a corporate loan of a commercial bank with a remaining maturity of one year or less. Such loans must be to corporations in whose obligations the Fund may invest. Any participation purchased by the Fund must be issued by a bank in the United States with total assets exceeding $1 billion. When purchasing such instruments, the Fund may assume the credit risks associated with the original bank lender as well as the credit risks associated with the borrower. Investments in loan participations present the possibility that the Fund could be held liable as a co-lender under emerging legal theories of lender liability. In addition, if the loan is foreclosed, the Fund could be part owner of any collateral, and could bear the costs and liabilities of owning and disposing of the collateral. Loan participations are generally not rated by major rating agencies and may not be protected by securities laws. Also, loan participations are generally considered to be illiquid and are therefore subject to the Fund’s limitation on illiquid securities.

Market Disruption Risk. During periods of extreme market volatility, prices of securities held by the Fund may be negatively impacted due to imbalances between market participants seeking to sell the same or similar securities and market participants willing or able to buy such securities. As a result, the market prices of securities held by the Fund could decline, at times without regard to the financial condition of or specific events impacting the issuer of the security.

Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which the Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Fund itself is regulated. Such legislation or regulation could limit or preclude the Fund’s ability to achieve its investment goals.

Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such a program may have positive or negative effects on the liquidity, valuation and performance of the Fund’s portfolio holdings. Furthermore, volatile financial markets can expose the Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Fund. The Fund has established procedures to assess the liquidity of portfolio holdings and to value instruments for which market prices may not be readily available. The Adviser and sub-adviser will monitor developments and seek to manage the Fund in a manner consistent with achieving the Fund’s investment goals, but there can be no assurance that they will be successful in doing so.

Master Limited Partnerships (“MLPs”). MLPs are limited partnerships in which the ownership units are publicly traded. MLP units are registered with the SEC and are freely traded on a securities exchange or in the over-the-counter market. MLPs often own several properties or businesses (or own interests) that are related to oil and gas industries, but they also may finance research and development and other projects. Generally, an MLP is operated under the supervision of one or more managing general partners. Limited partners (like the Fund that invests in a MLP) are not involved in the day-to-day management of the partnership. They are allocated income and capital gains associated with the partnership project in accordance with the terms established in the partnership agreement. Generally speaking, MLP investment returns are enhanced during periods of declining/low interest rates and tend to be negatively influenced when interest rates are rising. As an income vehicle, the unit price can be influenced by general interest rate trends independent of specific underlying fundamentals. In addition, most MLPs are leveraged and typically carry a portion of “floating” rate debt. As such, a significant upward swing in interest rates would also drive interest expense higher. Furthermore, most MLPs grow by acquisitions partly financed by debt, and higher interest rates could make it more difficult to transact accretive acquisitions. To the extent that an MLP’s interests are all in a particular industry, the MLP will, accordingly, be negatively impacted by economic events impacting that industry. For instance, a decline in commodity prices may negatively affect the business and market value of an MLP that owns assets related to the oil and gas industries. The risks of investing in an MLP typically more closely resemble those involved in investing in a partnership as opposed to a corporation.

For example, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be fewer protections afforded to investors in an MLP than investors in a corporation. In addition, MLPs may be subject to state taxation in certain jurisdictions which will have the effect of reducing the amount of income paid by the MLP to its investors. An MLP may be taxed as a corporation, contrary to its intention to be taxed as a partnership, resulting in decreased returns to the Fund invested in the MLP. The Fund’s investment in an MLP may generate unrelated business taxable income (“UBTI”) to tax-exempt shareholders of the Fund. Tax- exempt shareholders are urged and advised to consult their own tax advisers to determine the impact on them of the Fund’s investment in an MLP.

Mid-Cap Risk: Stocks of mid-sized companies may be subject to more abrupt or erratic market movements than stocks of larger more established companies. Mid-sized companies may have limited product lines or financial resources, and may be dependent upon a particular niche of the market.

Money Market Instruments. Money market securities are high-quality, dollar-denominated, short-term debt instruments. They include: (i) bankers’ acceptances, certificates of deposits, notes and time deposits of highly-rated U.S. banks and U.S. branches of foreign banks; (ii) U.S. Treasury obligations and obligations issued or guaranteed by the agencies and instrumentalities of the U.S. government; (iii) high- quality commercial paper issued by U.S. and foreign corporations; (iv) debt obligations with a maturity of one year or less issued by corporations with outstanding high-quality commercial paper ratings; and (v) repurchase agreements involving any of the foregoing obligations entered into with highly-rated banks and broker-dealers.

Natural Disasters, Adverse Weather Conditions and Climate Change. Certain areas of the world may be exposed to adverse weather conditions, such as major natural disasters and other extreme weather events, including hurricanes, earthquakes, typhoons, floods, tidal waves, tsunamis, volcanic eruptions, wildfires, droughts, windstorms, coastal storm surges, heat waves, and rising sea levels, among others. Some countries and regions may not have the infrastructure or resources to respond to natural disasters, making them more economically sensitive to environmental events. Such disasters, and the resulting damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses in the manner normally conducted. Adverse weather conditions also may have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Climate change, which is the result of a change in global or regional climate patterns, may increase the frequency and intensity of such adverse weather conditions, resulting in increased economic impact, and may pose long-term risks to the Fund’s investments. The future impact of climate change is difficult to predict but may include changes in demand for certain goods and services, supply chain disruption, changes in production costs, increased legislation, regulation, international accords and compliance-related costs, changes in property and security values, availability of natural resources and displacement of peoples. Climate change regulation may result in increased operations and capital costs for the companies in which the Fund invests. Voluntary initiatives and mandatory controls have been adopted or are being discussed both in the U.S. and worldwide to reduce emissions of “greenhouse gases” such as carbon dioxide, a by-product of burning fossil fuels, which some scientists and policymakers believe contribute to global climate change. These current and future measures may result in certain companies in which the Fund invests incurring increased costs to generally continue operating its business, to operate and maintain facilities specifically, or to administer and manage a greenhouse gas emissions program. Additionally, the effects of these measures may result in a reduction of the demand for goods or services that produce significant greenhouse gas emissions or are related to carbon-based energy sources.

Operational Risk and Cyber Security. With the increased use of technologies, such as mobile devices and “cloud”-based service offerings and the dependence on the Internet and computer systems to perform necessary business functions, the Fund’s service providers are susceptible to operational and information or cyber security risks that could result in losses to the Fund and its shareholders. Cyber security breaches are either intentional or unintentional events that allow an unauthorized party to gain access to Fund assets, customer data, or proprietary information, or cause the Fund or Fund service provider to suffer data corruption or lose operational functionality. Intentional cyber security incidents include: unauthorized access to systems, networks, or devices (such as through “hacking” activity or “phishing”); infection from computer viruses or other malicious software code; and attacks that shut down, disable, slow, or otherwise disrupt operations, business processes, or website access or functionality. Cyber-attacks can also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on the service providers’ systems or websites rendering them unavailable to intended users or via “ransomware” that renders the systems inoperable until appropriate actions are taken. In addition, unintentional incidents can occur, such as the inadvertent release of confidential information (possibly resulting in the violation of applicable privacy laws).

A cyber security breach could result in the loss or theft of customer data or funds, loss or theft of proprietary information or corporate data, physical damage to a computer or network system, or costs associated with system repairs, any of which could have a substantial impact on the Fund. For example, in a denial of service, Fund shareholders could lose access to their electronic accounts indefinitely, and employees of the Adviser, a Sub-Adviser, or the Fund’s other service providers may not be able to access electronic systems to perform critical duties for the Fund, such as trading, NAV calculation, shareholder accounting, or fulfillment of Fund share purchases and redemptions. Cyber security incidents could cause the Fund, the Adviser, a Sub-Adviser, or other service provider to incur regulatory penalties, reputational damage, compliance costs associated with corrective measures, litigation costs, or financial loss. They may also result in violations of applicable privacy and other laws. In addition, such incidents could affect issuers in which the Fund invests, thereby causing the Fund’s investments to lose value.

Cyber-events have the potential to materially affect the Fund’s and the Adviser’s relationships with accounts, shareholders, clients, customers, employees, products, and service providers. The Fund have established risk management systems reasonably designed to seek to reduce the risks associated with cyber-events. There is no guarantee that the Fund will be able to prevent or mitigate the impact of any or all cyber-events.

The Fund is exposed to operational risk arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties, or other third parties, failed or inadequate processes, and technology or system failures.

The Adviser, the Sub-Adviser, and their affiliates have established risk management systems that seek to reduce cybersecurity and operational risks, and business continuity plans in the event of a cybersecurity breach or operational failure. However, there are inherent limitations in such plans, including that certain risks have not been identified, and there is no guarantee that such efforts will succeed, especially since none of the Adviser, the Sub-Adviser, or their affiliates controls the cybersecurity or operations systems of the Fund’s third party service providers (including the Fund’s custodian), or those of the issuers of securities in which the fund invests.

In addition, other disruptive events, including (but not limited to) natural disasters and public health crises, may adversely affect the Fund’s ability to conduct business, in particular if the Fund’s employees or the employees of its service providers are unable or unwilling to perform their responsibilities as a result of any such event. Even if the Fund’s employees and the employees of its service providers are able to work remotely, those remote work arrangements could result in the Fund’s business operations being less efficient than under normal circumstances, could lead to delays in its processing of transactions, and could increase the risk of cyber-events.

Ordinary Shares. Ordinary shares are shares of foreign issuers that are traded abroad and on a United States exchange. Ordinary shares may be purchased with and sold for U.S. dollars. Investing in foreign companies may involve risks not typically associated with investing in United States companies. See “Foreign Securities.”

Other Investment Companies. Investment companies include open- and closed-end funds, exchange-traded funds, and any other pooled investment vehicle that meets the definition of an investment company under the 1940 Act, whether such companies are required to register under the 1940 Act or not. As a shareholder of another investment company, the Fund would be subject to the same risks as any other investor in that investment company. The Fund’s purchase of such investment company securities results in the layering of expenses, such that shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees, in addition to paying Fund expenses. Investments in registered investment company shares are subject to limitations prescribed by the 1940 Act and its rules, and applicable SEC staff interpretations or applicable exemptive relief granted by the SEC. The 1940 Act currently provides, in part, that the Fund generally may not purchase shares of a registered investment company if (a) such a purchase would cause the Fund to own in the aggregate more than 3% of the total outstanding voting stock of the investment company or (b) such a purchase would cause the Fund to have more than 5% of its total assets invested in the investment company or (c) more than 10% of the Fund’s total assets would be invested in the aggregate in all registered investment companies.

Over-The-Counter Stocks. The Fund may invest in over-the-counter stocks. In contrast to securities exchanges, the over-the-counter market is not a centralized facility that limits trading activity to securities of companies which initially satisfy certain defined standards. Generally, the volume of trading in an unlisted or over-the-counter common stock is less than the volume of trading in a listed stock. This means that the depth of market liquidity of some stocks in which each Fund invests may not be as great as that of other securities and, if the Fund were to dispose of such a stock, it might have to offer the shares at a discount from recent prices, or sell the shares in small lots over an extended period of time.

Preferred Stock. Preferred stock has a preference over common stock in liquidation (and generally for dividend receipt as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends generally are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Real Estate Investment Trusts (“REITs”). The Fund may invest in REITs, which pool investors’ money for investment in income producing commercial real estate or real estate related loans or interests.

A REIT is not subject to federal income tax on income distributed to its shareholders or unitholders if it complies with regulatory requirements relating to its organization, ownership, assets and income, and with a regulatory requirement that it distribute to its shareholders or unitholders at least 90% of its taxable income for each taxable year. Generally, REITs can be classified as Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains from appreciation realized through property sales. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity and Mortgage REITs. A shareholder in the Fund should realize that by investing in REITs indirectly through the Fund, he or she will bear not only his or her proportionate share of the expenses of the Fund, but also indirectly, similar expenses of underlying REITs.

The Fund may be subject to certain risks associated with the direct investments of the REITs. REITs may be affected by changes in their underlying properties and by defaults by borrowers or tenants. Mortgage REITs may be affected by the quality of the credit extended. Furthermore, REITs are dependent on specialized management skills. Some REITs may have limited diversification and may be subject to risks inherent in financing a limited number of properties. REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders, and may be subject to defaults by borrowers and to self-liquidations. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Code or its failure to maintain exemption from registration under the 1940 Act.

Repurchase Agreements. Repurchase agreements are transactions by which the Fund purchases a security and simultaneously commit to resell that security to the seller at an agreed upon time and price, thereby determining the yield during the term of the agreement. In the event of a bankruptcy or other default of the seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying security and losses. To minimize these possibilities, the Fund intends to enter into repurchase agreements only with their custodian, with banks having assets in excess of $10 billion and with broker-dealers who are recognized as primary dealers in U.S. government obligations by the Federal Reserve Bank of New York. Collateral for repurchase agreements is held for safekeeping in the customer-only account of the Fund’s custodian at the Federal Reserve Bank. The Fund will not enter into a repurchase agreement not terminable within seven days if, as a result thereof, more than 15% of the value of its net assets would be invested in such securities and other illiquid securities.

Although the securities subject to a repurchase agreement might bear maturities exceeding one year, settlement for the repurchase would never be more than one year after the Fund’s acquisition of the securities and normally would be within a shorter period of time. The resale price will be in excess of the purchase price, reflecting an agreed upon market rate effective for the period of time that each Fund’s money will be invested in the securities, and will not be related to the coupon rate of the purchased security. At the time the Fund enters into a repurchase agreement, the value of the underlying security, including accrued interest, will equal or exceed the value of the repurchase agreement, and in the case of a repurchase agreement exceeding one day, the seller will agree that the value of the underlying security, including accrued interest, will at all times equal or exceed the value of the repurchase agreement. The collateral securing the seller’s obligation must consist of cash or securities that are issued or guaranteed by the United States government or its agencies. The collateral will be held by the custodian or in the Federal Reserve Book Entry System.

For purposes of the 1940 Act, a repurchase agreement is deemed to be a loan from the Fund to the seller subject to the repurchase agreement and is therefore subject to the Fund’s investment restrictions applicable to loans. It is not clear whether a court would consider the securities purchased by the Fund subject to a repurchase agreement as being owned by that Fund or as being collateral for a loan by the Fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the securities before repurchase of the security under a repurchase agreement, the Fund may encounter delays and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the security. If a court characterized the transaction as a loan and the Fund has not perfected a security interest in the security, that Fund may be required to return the security to the seller’s estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the Fund would be at risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt obligation purchased for the Fund, the sub-adviser seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case, the seller. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security, in which case the Fund may incur a loss if the proceeds to the Fund of the sale of the security to a third party are less than the repurchase price. However, if the market value of the securities subject to the repurchase agreement becomes less than the repurchase price (including interest), the Fund involved will direct the seller of the security to deliver additional securities so that the market value of all securities subject to the repurchase agreement will equal or exceed the repurchase price. It is possible that the Fund will be unsuccessful in seeking to enforce the seller’s contractual obligation to deliver additional securities.

Restricted Securities. The Fund may invest up to 10% of its total assets in restricted securities (other than securities deemed to be liquid pursuant to procedures approved by the Fund’s Board). Restricted securities cannot be sold to the public without registration under the 1933 Act. The absence of a trading market can make it difficult to ascertain a market value of illiquid investments. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses. Restricted securities generally can be sold in a privately negotiated transaction, pursuant to an exemption from registration under the 1933 Act, or in a registered public offering. Where registration is required, the Fund may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to seek registration of the shares. However, in general, the Fund anticipates holding restricted securities to maturity or selling them in an exempt transaction.

Reverse Repurchase Agreement, Dollar Roll, and Reverse Dollar Roll Transactions. A reverse repurchase agreement involves a sale by the Fund of securities that it holds to a bank, broker-dealer or other financial institution concurrently with an agreement by the Fund to repurchase the same securities at an agreed-upon price and date. Reverse repurchase agreements are considered borrowing by the Fund and are subject to the applicable Fund’s limitations on borrowing. A dollar roll transaction involves a sale by the Fund of an eligible security to a financial institution concurrently with an agreement by the applicable Fund to repurchase a similar eligible security from the institution at a later date at an agreed-upon price. A reverse dollar roll transaction involves a purchase by the Fund of an eligible security from a financial institution concurrently with an agreement by the applicable Fund to resell a similar security to the institution at a later date at an agreed-upon price. As further outlined in the “Derivatives” subsection, all reverse repurchase agreement, dollar roll, and reverse dollar roll transactions will be entered into in accordance with the regulatory requirements described in “Derivatives” subsection. Furthermore, the Fund will either treat reverse repurchase agreements and similar financings as derivatives subject to the Derivatives Rule limitations or not as derivatives and treat reverse repurchase agreements and similar financings transactions as senior securities equivalent to bank borrowings subject to asset coverage requirements of Section 18 of the 1940 Act.

Royalty Trusts. Royalty trusts are structured similarly to REITs. A royalty trust generally acquires an interest in natural resource companies or chemical companies and distributes the income it receives to the investors of the royalty trust. A sustained decline in demand for crude oil, natural gas and refined petroleum products could adversely affect income and royalty trust revenues and cash flows. Factors that could lead to a decrease in market demand include a recession or other adverse economic conditions, an increase in the market price of the underlying commodity, higher taxes or other regulatory actions that increase costs, or a shift in consumer demand for such products. A rising interest rate environment could adversely impact the performance of royalty trusts. Rising interest rates could limit the capital appreciation of royalty trusts because of the increased availability of alternative investments at more competitive yields.

Sector Focus. If the Fund’s portfolio is overweighted in a certain sector or related sectors, any negative development affecting that sector will have a greater impact on the Fund than the Fund that is not overweighted in that sector.

Communication Services Sector Risk. The communication services sector is subject to extensive government regulation. The costs of complying with governmental regulations, delays or failure to receive required regulatory approvals, or the enactment of new regulatory requirements may negatively affect the business of communications services companies. Government actions around the world, specifically in the area of pre-marketing clearance of products and prices, can be arbitrary and unpredictable. The domestic communications services market is characterized by increasing competition and regulation by various state and federal regulatory authorities. Companies in the communication services sector may encounter distressed cash flows due to the need to commit substantial capital to meet increasing competition, particularly in formulating new products and services using new technology. Technological innovations may make the products and services of certain communications services companies obsolete.

Consumer Discretionary Sector Risk. Because companies in the consumer discretionary sector manufacture products and provide discretionary services directly to the consumer, the success of these companies is tied closely to the performance of the overall domestic and international economy, interest rates, competition and consumer confidence. Success depends heavily on disposable household income and consumer spending. Changes in demographics and consumer tastes can also affect the demand for, and success of, consumer discretionary products in the marketplace.

Consumer Staples Sector Risk. The consumer staples sector may be affected by food and drug regulations and production methods, fads, marketing campaigns and other factors affecting consumer demand. In particular, tobacco companies may be adversely affected by new laws, regulations and litigation. The consumer staples sector may also be adversely affected by changes or trends in commodity prices, which may be influenced or characterized by unpredictable factors.

Energy Sector Risk. The profitability of companies in the energy sector is related to worldwide energy prices, exploration, and production spending. Such companies also are subject to risks of changes in exchange rates, government regulation, world events, depletion of resources and economic conditions, as well as market, economic and political risks of the countries where energy companies are located or do business. Oil and gas exploration and production can be significantly affected by natural disasters. Oil exploration and production companies may be adversely affected by changes in exchange rates, interest rates, government regulation, world events, and economic conditions. Oil exploration and production companies may be at risk for environmental damage claims.

Financial Sector Risk. The financial services industries are subject to extensive government regulation, can be subject to relatively rapid change due to increasingly blurred distinctions between service segments, and can be significantly affected by availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition. Numerous financial services companies have experienced substantial declines in the valuations of their assets, taken action to raise capital (such as the issuance of debt or equity securities), or even ceased operations. These actions have caused the securities of many financial services companies to experience a dramatic decline in value. Issuers that have exposure to the real estate, mortgage and credit markets have been particularly affected by the foregoing events and the general market turmoil, and it is uncertain whether or for how long these conditions will continue.

Healthcare Sector Risk. The profitability of companies in the healthcare sector may be affected by extensive government regulation, restrictions on government reimbursement for medical expenses, rising costs of medical products and services, pricing pressure, an increased emphasis on outpatient services, limited number of products, industry innovation, changes in technologies and other market developments. Many healthcare companies are heavily dependent on patent protection. The expiration of patents may adversely affect the profitability of these companies. Many healthcare companies are subject to extensive litigation based on product liability and similar claims. Healthcare companies are subject to competitive forces that may make it difficult to raise prices and, in fact, may result in price discounting. Many new products in the healthcare sector may be subject to regulatory approvals. The process of obtaining such approvals may be long and costly.

Industrials Sector Risk. The stock prices of companies in the industrials sector are affected by supply and demand both for their specific product or service, industrials sector products in general, and the costs of materials and other commodities. The products of manufacturing companies may face product obsolescence due to rapid technological developments and frequent new product introduction. Government regulation, world events and economic conditions may affect the performance of companies in the industrials sector. Companies in the industrials sector may be at risk for environmental damage and product liability claims.

Information Technology Sector Risk. Information technology companies face intense competition, both domestically and internationally, which may have an adverse effect on profit margins. Like other technology companies, information technology companies may have limited product lines, markets, financial resources or personnel. The products of information technology companies may face product obsolescence due to rapid technological developments and frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Companies in the information technology sector are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies. Finally, while all companies may be susceptible to network security breaches, certain companies in the information technology sector may be particular targets of hacking and potential theft of proprietary or consumer information or disruptions in service, which could have a material adverse effect on their businesses. These risks are heightened for information technology companies in foreign markets.

Materials Sector Risk. Companies in the materials sector could be adversely affected by commodity price volatility, exchange rates, import controls and increased competition. Production of industrial materials often exceeds demand as a result of overbuilding or economic downturns, leading to poor investment returns. Companies in the materials sector are at risk for environmental damage and product liability claims. Companies in the materials sector may be adversely affected by depletion of resources, technical progress, labor relations, and government regulations.

Real Estate Sector Risk. An investment in a real property company may be subject to risks similar to those associated with direct ownership of real estate, including, by way of example, the possibility of declines in the value of real estate, losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, environmental liability, zoning laws, regulatory limitations on rents, property taxes, and operating expenses. Some real property companies have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property.

Securities Lending. In order to generate additional income, the Fund may lend its securities pursuant to agreements requiring that the loan be continuously secured by collateral consisting of: (1) cash in U.S. dollars; (2) securities issued or fully guaranteed by the United States government or issued and unconditionally guaranteed by any agencies thereof; or (3) irrevocable performance letters of credit issued by banks approved by the Fund. All collateral must equal at least 100% of the market value of the loaned securities. The Fund continues to receive interest on the loaned securities while simultaneously earning interest on the investment of cash collateral. Collateral is marked to market daily. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially or become insolvent. In addition, cash collateral invested by the lending Fund is subject to investment risk and the Fund may experience losses with respect to its collateral investments. The SEC currently requires that the following conditions must be met whenever the Fund’s portfolio securities are loaned: (1) the Fund must receive at least 100% cash collateral from the borrower; (2) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (3) the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities, and any increase in market value; (5) the Fund may pay only reasonable custodian fees approved by the Board in connection with the loan; (6) while voting rights on the loaned securities may pass to the borrower, the Fund must have the ability to terminate the loan and regain the right to vote the securities if a material event adversely affecting the investment occurs, and (7) the Fund may not loan its portfolio securities so that the value of the loaned securities is more than one-third of its total asset value, including collateral received from such loans. The lending of securities is considered a form of leverage that is included in a lending Fund’s investment limitation related to borrowings. See “Investment Limitations” below.

The Trust has appointed The Bank of New York Mellon (“BNY Mellon”) as its lending agent in connection with the Funds’ securities lending program. BNY Mellon administers the securities lending program in accordance with operational procedures it has established in conjunction with the Funds. As the securities lending agent, BNY Mellon lends certain securities, which are held in custody accounts maintained with BNY Mellon, to borrowers that have been approved by the Funds. As securities lending agent, BNY Mellon is authorized to execute certain agreements and documents and take such actions as may be necessary or appropriate to carry out the securities lending program.

Senior Securities. Senior securities may include any obligation or instrument issued by the Fund evidencing indebtedness. The 1940 Act generally prohibits funds from issuing senior securities, although it does not treat certain transactions as senior securities, such as certain borrowings, and firm commitment agreements and standby commitments, with appropriate earmarking or segregation of assets to cover such obligation. As further outlined in the “Derivatives” subsection, the SEC adopted the Derivatives Rule on October 28, 2020, and in doing so announced it would rescind SEC releases, guidance and no-action letters related to funds’ coverage and asset segregation practices. Funds were required to comply with the Derivatives Rule requirements by August 19, 2022.

Other Types of Financial Instruments. If other types of financial instruments, including other types of options, futures contracts, or futures options are traded in the future, the Fund may also use those instruments, provided that such instruments are consistent with the Fund’s investment goals.

Technology Securities. The value of technology securities may fluctuate dramatically and technology securities may be subject to greater than average financial and market risk. Investments in the high technology sector include the risk that certain products may be subject to competitive pressures and aggressive pricing and may become obsolete and the risk that new products will not meet expectations or even reach the market.

Temporary Defensive Investments. The Fund may, for temporary defensive purposes, invest up to 100% of its total assets in money market instruments (including U.S. government securities, bank obligations, commercial paper rated in the highest rating category by an NRSRO and repurchase agreements involving the foregoing securities), shares of money market investment companies (to the extent permitted by applicable law and subject to certain restrictions) and cash. When the Fund invests in defensive investments, it may not achieve its investment goal.

Time Deposits. Time deposits are non-negotiable receipts issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market. Time deposits with a withdrawal penalty are considered to be illiquid securities.

Trust Preferred Securities. Trust preferred securities are issued by a special purpose trust subsidiary backed by subordinated debt of the corporate parent. Trust preferred securities currently permit the issuing entity to treat the interest payments as a tax-deductible cost. These securities, which have no voting rights, have a final stated maturity date and a fixed schedule for periodic payments. In addition, these securities have provisions which afford preference over common and preferred stock upon liquidation, although the securities are subordinated to other, more senior debt securities of the same issuer. The issuers of these securities have the right to defer interest payments for a period of up to five years, although interest continues to accrue cumulatively. The deferral of payments may not exceed the stated maturity date of the securities themselves. The non-payment of deferred interest at the end of the permissible period will be treated as an event of default. At the present time, the Internal Revenue Service (“IRS”) treats trust preferred securities as debt.

U.S. Government Securities. U.S. government securities are obligations issued or guaranteed by the U.S. government, its agencies, authorities or instrumentalities. Some U.S. government securities, such as U.S. Treasury bills, U.S. Treasury notes, U.S. Treasury bonds and securities of Ginnie Mae, which differ only in their interest rates, maturities and times of issuance, are supported by the full faith and credit of the United States. Others are supported by: (i) the right of the issuer to borrow from the U.S. Treasury, such as securities of the Federal Home Loan Banks; (ii) the discretionary authority of the U.S. government to purchase the agency’s obligations, such as securities of Fannie Mae or Freddie Mac; or (iii) only the credit of the issuer, such as securities of the Student Loan Marketing Association. No assurance can be given that the U.S. government will provide financial support in the future to U.S. government agencies, authorities or instrumentalities that are not supported by the full faith and credit of the United States.

Securities guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities include: (i) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government or any of its agencies, authorities or instrumentalities; and (ii) participation interests in loans made to foreign governments or other entities that are so guaranteed. The secondary market for certain of these participation interests is limited and, therefore, may be regarded as illiquid.

U.S. Treasury Obligations. U.S. Treasury Obligations are bills, notes and bonds issued by the U.S. Treasury, and separately traded interest and principal component parts of such obligations that are transferable through the federal book-entry system known as separately traded registered interest and principal securities (“STRIPS”) and coupons under book entry safekeeping (“CUBES”). They also include U.S. Treasury inflation-protection securities (“TIPS”).

Variable and Floating Rate Instruments. Certain obligations may carry variable or floating rates of interest, and may involve a conditional or unconditional demand feature. Such instruments bear interest at rates which are not fixed, but which vary with changes in specified market rates or indices. The interest rates on these securities may be reset daily, weekly, quarterly, or some other reset period, and may have a floor or ceiling on interest rate changes. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates. A demand instrument with a demand notice exceeding seven days may be considered illiquid if there is no secondary market for such security.

Variable-Rate Demand Instruments. The Fund may purchase variable-rate demand instruments. Variable-rate demand instruments that the Fund will purchase are obligations that provide for a periodic adjustment in the interest rate paid on the instrument and permit the holder to demand payment of the unpaid principal balance plus accrued interest at specified intervals upon a specific number of days’ notice either from the issuer or by drawing on a bank letter of credit, a guarantee, insurance or other credit facility issued with respect to such instrument.

The variable-rate demand instruments in which the Fund may invest are payable on not more than thirty calendar days’ notice either on demand or at specified intervals not exceeding thirteen months depending upon the terms of the instrument. The terms of the instruments provide that interest rates are adjustable at intervals ranging from daily to up to thirteen months and their adjustments are based upon LIBOR or other prevailing interest rates as provided in the respective instruments. A security is priced at a coupon rate that causes its value to approximate par. The Fund may only purchase variable rate demand instruments which have received a short-term rating meeting that Fund’s quality standards from an NRSRO or unrated variable rate demand instruments determined by the Sub-Adviser to be of comparable quality. If such an instrument does not have a demand feature exercisable by the Fund in the event of default in the payment of principal or interest on the underlying securities, then the Fund will also require that the instrument have a rating as long-term debt in one of the top two categories by any NRSRO. The Sub-Adviser may determine that an unrated variable rate demand instrument meets the Fund’s quality criteria if it is backed by a letter of credit or guarantee or insurance or other credit facility that meets the quality criteria for the Fund or on the basis of a credit evaluation of the underlying obligor. If an instrument is ever deemed to not meet the Fund’s quality standards, such Fund either will sell it in the market or exercise the demand feature as soon as practicable.

While the value of the underlying variable-rate demand instruments may change with changes in interest rates generally, the variable rate nature of the underlying variable rate demand instruments should minimize changes in value of the instruments. Accordingly, as interest rates decrease or increase, the potential for capital depreciation is less than would be the case with a portfolio of fixed-income securities. The Fund may hold variable-rate demand instruments on which stated minimum or maximum rates limit the degree to which interest on such variable rate-demand instruments may fluctuate; to the extent an instrument has such limits, increases or decreases in its value may be greater than would be the case without such limits. Because the adjustment of interest rates on the variable-rate demand instruments is made in relation to movements of the applicable banks’ “prime rate,” or other interest rate adjustment index, the variable rate demand instruments are not comparable to long-term fixed-rate securities. Accordingly, interest rates on the variable-rate demand instruments may be higher or lower than current market rates for fixed rate obligations or obligations of comparable quality with similar maturities.

The Fund intend to exercise the demand repurchase feature only (1) upon a default under the terms of the bond documents, (2) as needed to provide liquidity to the Fund in order to make redemptions of its shares, or (3) to maintain the quality standards of the Fund’s investment portfolio.

Warrants and Rights. Warrants are instruments giving holders the right, but not the obligation, to buy equity or fixed income securities of a company at a given price during a specified period. Rights are similar to warrants but normally have a short life span to expiration. The purchase of warrants or rights involves the risk that the Fund could lose the purchase value of a warrant or right if the right to subscribe to additional shares is not exercised prior to the warrants’ and rights’ expiration. Also, the purchase of warrants and/or rights involves the risk that the effective price paid for the warrants and/or rights added to the subscription price of the related security may exceed the value of the subscribed security’s market price such as when there is no movement in the level of the underlying security. Buying a warrant does not make the Fund a shareholder of the underlying stock. The warrant holder has no voting or dividend rights with respect to the underlying stock. A warrant does not carry any right to assets of the issuer, and for this reason investment in warrants may be more speculative than other equity-based investments.

INVESTMENT LIMITATIONS

Fundamental Investment Limitations. The Trust has adopted the following investment limitations as fundamental policies with respect to the Fund. These restrictions cannot be changed with respect to the Fund without the approval of the holders of a majority of the Fund’s outstanding voting shares. For purposes of the 1940 Act, a “majority of the outstanding voting shares” means the vote of the lessor of (i) 67% or more of the Fund’s shares present at a meeting, if more than 50% of the outstanding shares of that Fund are present or represented by proxy, or (ii) more than 50% of the Fund’s outstanding voting shares.

For the bank borrowing fundamental policies, which contains percentage limits, the Fund must meet these percentage limits at all times, regardless of whether a portfolio transaction is occurring or the changes are caused by market conditions or other circumstances beyond the Fund’s control. For all other fundamental policies with a percentage limit (collectively, the “Other Policies”), the Fund must apply the policy to the proposed portfolio transaction. For example, both the initial purchase of a security and the subsequent addition to that position must satisfy the Other Policies. However, if the Fund satisfies the Other Policies at the time of a transaction, then later changes in percentages resulting from market conditions or other circumstances beyond the Fund’s control will not violate those policies; but the Fund would not be able to make subsequent additions to that position and other similar positions until the Other Policies are satisfied.

Several of these fundamental investment limitations include the defined term “1940 Act Laws, Interpretations and Exemptions.” This term means the 1940 Act and the rules and regulations promulgated thereunder, as such statutes, rules and regulations are amended from time to time or are interpreted from time to time by the staff of the SEC through staff no-action letters and Investment Management Guidance Updates and any exemptive order or similar relief applicable to the Fund.

The fundamental investment limitations of the Fund are:

1.	Borrowing Money. The Fund may not engage in borrowing except as permitted by the 1940 Act, any rule, regulation, or order under the 1940 Act or any SEC staff interpretation of the 1940 Act.

2.	Underwriting. The Fund may not underwrite securities issued by other persons, except to the extent that, in connection with the sale or disposition of portfolio securities, the Fund may be deemed to be an underwriter under certain federal securities laws or in connection with investments in other investment companies.

3.	Loans. The Fund may not make loans to other persons except that the Fund may (1) engage in repurchase agreements, (2) lend portfolio securities, (3) purchase debt securities, (4) purchase commercial paper, and (5) enter into any other lending arrangement permitted by the 1940 Act, any rule, regulation, or order under the 1940 Act or any SEC staff interpretation of the 1940 Act.

4.	Real Estate. The Fund may not purchase or sell real estate except that the Fund may (1) hold and sell real estate acquired as a result of the Fund’s ownership of securities or other instruments (2) purchase or sell securities or other instruments backed by real estate or interests in real estate and (3) purchase or sell securities of entities or investment vehicles, including real estate investment trusts that invest, deal or otherwise engage in transactions in real estate or interests in real estate.

5.	Commodities. The Fund may not purchase or sell physical commodities except that the Fund may (1) hold and sell physical commodities acquired as a result of the Fund’s ownership of securities or other instruments, (2) purchase or sell securities or other instruments backed by physical commodities, (3) purchase or sell options, and (4) purchase or sell futures contracts.

6.	Concentration of Investments. The Fund may not purchase the securities of an issuer (other than securities issued or guaranteed by the United States government, its agencies or its instrumentalities) if, as a result, more than 25% of the Fund’s total assets would be invested in the securities of companies in the same industry or group of industries.

7.	Senior Securities. The Fund may not issue senior securities except as permitted by the 1940 Act, any rule, regulation, or order under the 1940 Act or any SEC staff interpretation of the 1940 Act.

Non-Fundamental Investment Limitations. The Fund also has adopted certain non-fundamental investment limitations. A non- fundamental investment limitation may be amended by the Board without a vote of shareholders upon 60 days’ notice to shareholders. The non-fundamental investment limitations listed below are in addition to other non-fundamental investment limitations disclosed elsewhere in this SAI and in the prospectus.

For the illiquid securities policy, which contains percentage limits, the Fund must meet these percentage limits at all times, regardless of whether a portfolio transaction is occurring or the changes are caused by market conditions or other circumstances beyond the Fund’s control. For all other non-fundamental policies with a percentage limit (collectively, the “Other Policies”), the Fund must apply the policy to the proposed portfolio transaction. For example, both the initial purchase of a security and the subsequent addition to that position must satisfy the Other Policies. However, if the Fund satisfies the Other Policies at the time of a transaction, then later changes in percentages resulting from market conditions or other circumstances beyond the Fund’s control will not violate those policies; but the Fund would not be able to make subsequent additions to that position and other similar positions until the Other Policies are satisfied.

The following non-fundamental limitation applies to the Fund.

The Fund will not invest in any illiquid investment if, immediately after such acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets.

80% Investment Policy. The Fund has adopted a policy to invest, under normal circumstances, at least 80% of its “assets” in certain types of investments as suggested by its name (the “80% policy”). Shareholders will be provided with at least 60-days’ prior written notice of any change in the Fund’s 80% investment policy.

The following descriptions of certain provisions of the 1940 Act may assist investors in understanding the above policies and restrictions.

1.	Borrowing. The 1940 Act allows the Fund to borrow from any bank (including pledging, mortgaging or hypothecating assets) in an amount up to 33 1/3% of its total assets (not including temporary borrowings not in excess of 5% of its total assets).

2.	Underwriting. Under the 1940 Act, underwriting securities involves the Fund purchasing securities directly from an issuer for the purpose of selling (distributing) them or participating in any such activity either directly or indirectly. Under the 1940 Act, a diversified fund may not make any commitment as underwriter, if immediately thereafter the amount of its outstanding underwriting commitments, plus the value of its investments in securities of issuers (other than investment companies) of which it owns more than 10% of the outstanding voting securities, exceeds 25% of the value of its total assets.

3.	Lending. Under the 1940 Act, the Fund may only make loans if expressly permitted by its investment policies. The Fund’s current investment policy on lending is as follows: the Fund may not make loans if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that the Fund may: (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements that are collateralized fully; and (iii) engage in securities lending as described in its SAI.

4.	Senior Securities. Senior securities may include any obligation or instrument issued by the Fund evidencing indebtedness. The 1940 Act generally prohibits funds from issuing senior securities, although it does not treat certain transactions as senior securities, such as certain borrowings, short sales, reverse repurchase agreements, firm commitment agreements and standby commitments, with appropriate earmarking or segregation of assets to cover such obligation.

The Fund will determine compliance with the fundamental and non-fundamental investment restriction percentages above (with the exception of the restriction relating to borrowing) and other investment restrictions in this SAI immediately after and as a result of its acquisition of such security or other asset. Accordingly, the Fund will not consider changes in values, net assets, or other circumstances when determining whether the investment complies with its investment restrictions.

TRUSTEES AND OFFICERS OF THE TRUST

The following is a list of the Trustees and executive officers of the Trust, the length of time served, principal occupations for the past five years, number of funds overseen in the Touchstone Fund Complex and other directorships held. All funds managed by the Adviser (the “Touchstone Funds”) are part of the “Touchstone Fund Complex.” The Touchstone Fund Complex consists of the Trust, Touchstone Funds Group Trust, Touchstone Strategic Trust and Touchstone Variable Series Trust. The Trustees who are not interested persons of the Trust, as defined in the 1940 Act, are referred to as “Independent Trustees.”

Interested Trustees(1):

				Number
				of Funds
				Overseen
				in the	Other
Name		Term of Office		Touchstone	Directorships
Address	Position Held	And Length of	Principal Occupation(s)	Fund	Held During the
Year of Birth	with Trust	Time Served	During Past 5 Years	Complex(2)	Past 5 Years(3)
Jill T. McGruder Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1955	Trustee	Until retirement at age 75 or until she resigns or is removed Trustee since 2022	President of Touchstone Funds from 1999 to 2020; Director and CEO of IFS Financial Services, Inc. (a holding company) since 1999; and Senior Vice President and Chief Marketing Officer of Western & Southern Financial Group, Inc. (a financial services company) since 2016.	40	Director, Integrity Life Insurance Co. and National Integrity Life Insurance Co. since 2005; Director, Touchstone Securities (the Distributor) since 1999; Director, Touchstone Advisors (the Adviser) since 1999; Director, W&S Brokerage Services, Inc. since 1999; Director, W&S Financial Group Distributors, Inc. since 1999; Director, Insurance Profillment Solutions LLC since 2014; Director, Columbus Life Insurance Co. since 2016; Director, The Lafayette Life Insurance Co. since 2016; Director, Gerber Life Insurance Company since 2019; Director, Western & Southern Agency, Inc. since 2018; and Director, LL Global, Inc. (not-for-profit trade organization with operating divisions LIMRA and LOMA) since 2016.

E. Blake Moore, Jr. Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1958	Trustee	Until retirement at age 75 or until he resigns or is removed Trustee since 2022	President, Touchstone Funds from 2021 to 2025; Chief Executive Officer of Touchstone Advisors, Inc. and Touchstone Securities, Inc. from 2020 to 2025.	40	Trustee, College of Wooster since 2008;

Independent Trustees:

				Number
				of Funds
				Overseen
				in the	Other
Name		Term of Office		Touchstone	Directorships
Address	Position Held	And Length of	Principal Occupation(s)	Fund	Held During the
Year of Birth	with Trust	Time Served	During Past 5 Years	Complex(2)	Past 5 Years(3)
Karen Carnahan c/o Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1954	Trustee	Until retirement at age 75 or until she resigns or is removed Trustee since 2022	Retired; formerly Chief Operating Officer of Shred-it (a business services company) from 2014 to 2015; formerly President & Chief Operating Officer of the document management division of Cintas Corporation (a business services company) from 2008 to 2014.	40	Director, Cintas Corporation since 2019; Director, Boys & Girls Club of West Chester/Liberty from 2016 to 2022; and Board of Advisors, Best Upon Request from 2020 to 2021.

William C. Gale c/o Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1952	Trustee	Until retirement at age 75 or until he resigns or is removed Trustee since 2022	Retired; formerly Senior Vice President and Chief Financial Officer of Cintas Corporation (a business services company) from 1995 to 2015.	40	None.

Susan M. King c/o Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1963	Trustee	Until retirement at age 75 or until she resigns or is removed Trustee since 2022	Formerly, Partner of ID Fund LLC (2020 to 2021); formerly, Senior Vice President, Head of Product and Marketing Strategy of Foresters Financial (2018 to 2020).	40	Trustee, Claremont McKenna College since 2017; Trustee, Israel Cancer Research Fund since 2019.

Kevin A. Robie c/o Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1956	Trustee	Until retirement at age 75 or until he resigns or is removed Trustee since 2022	Retired; formerly Vice President of Portfolio Management at Soin LLC (private multinational holding company and family office) from 2004 to 2020.	40	Director, SaverSystems, Inc. since 2015; Director, Turner Property Services Group, Inc. since 2017; Trustee, Dayton Region New Market Fund, LLC (private fund) since 2010; and Trustee, Entrepreneurs Center, Inc. (business incubator) since 2006.

Sally J. Staley c/o Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1956	Trustee	Until retirement at age 75 or until she resigns or is removed Trustee since 2023	Independent Consultant to Institutional Asset Owners since 2017.	40	Trustee, College of Wooster from 2006 to 2025; Trustee, Great Lakes Theater Festival since 2005.

Number
of Funds
Overseen
				in the	Other
Name		Term of Office		Touchstone	Directorships
Address	Position Held	And Length of	Principal Occupation(s)	Fund	Held During the
Year of Birth	with Trust	Time Served	During Past 5 Years	Complex(2)	Past 5 Years(3)
William H. Zimmer III c/o Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1953	Trustee	Until retirement at age 75 or until he resigns or is removed Trustee since 2022	Independent Treasury Consultant since 2014.	40	Director, Deaconess Associations, Inc. (healthcare) from 2001 to 2023.

(1)	Ms. McGruder, as a director of the Adviser, and an officer of affiliates of the Adviser, is an “interested person” of the Trust within the meaning of Section 2(a)(19) of the 1940 Act. Mr. Moore, as a former officer of the Adviser, is an “interested person” of the Trust within the meaning of Section 2(a)(19) of the 1940 Act.

(2)	As of the date of this SAI, the Touchstone Fund Complex consisted of 10 series of the Trust, 12 series of Touchstone Funds Group Trust, 14 series of Touchstone Strategic Trust and 4 variable annuity series of Touchstone Variable Series Trust.

(3)	Each Trustee is also a Trustee of Touchstone Funds Group Trust, Touchstone Strategic Trust and Touchstone Variable Series Trust.

Principal Officers:

Name		Term of Office and
Address	Position Held	Length of Time	Principal Occupation(s)
Year of Birth	with Trust(1)	Served	During Past 5 Years
Terrie A. Wiedenheft. Touchstone Advisors, Inc. 303 Broadway, Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1962	President	Until resignation, removal or disqualification President since July 2025	Senior Vice President and Chief Administration Officer within the Office of the Chief Marketing Officer of Western & Southern Financial Group (since 2021); and Senior Vice President, Chief Financial Officer, and Chief Operations Officer of IFS Financial Services, Inc. (a holding company).

Benjamin J. Alge Touchstone Advisors, Inc. 303 Broadway, Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1985	Vice President	Until resignation, removal or disqualification Vice President since July 2025	President (since July 2025) and Divisional Vice President of Touchstone Advisors, Inc.; President (since July 2024) and Divisional Vice President of Touchstone Securities, Inc.

Timothy D. Paulin Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1963	Vice President	Until resignation, removal or disqualification Vice President since 2022	Senior Vice President of Investment Research and Product Management of Touchstone Advisors, Inc.

Timothy S. Stearns Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1963	Chief Compliance Officer	Until resignation, removal or disqualification Chief Compliance Officer since 2022	Chief Compliance Officer of Touchstone Advisors, Inc. and Touchstone Securities, Inc.

Terri A. Lucas Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1962	Controller and Treasurer	Until resignation, removal or disqualification Controller and Treasurer since July 2025	Vice President and Assistant Treasurer (since 2021); Assistant Vice President and Assistant Treasurer of Touchstone Advisors, Inc.

Name		Term of Office and
Address	Position Held	Length of Time	Principal Occupation(s)
Year of Birth	with Trust(1)	Served	During Past 5 Years
Simon Berry Western & Southern Financial Group 400 Broadway Cincinnati, Ohio 45202 Year of Birth: 1971	Secretary	Until resignation, removal or disqualification Secretary since 2024	Senior Counsel - Securities and Registered Funds of Western & Southern Financial Group (since June 2024); formerly, Senior Counsel of MassMutual Ascend Life Insurance Company

(1) Each officer also holds the same office with Touchstone Funds Group Trust, Touchstone Strategic Trust and Touchstone Variable Series Trust.

Additional Information about the Trustees

The Board believes that each Trustee’s experience, qualifications, attributes, or skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that the Trustees possess the requisite experience, qualifications, attributes, and skills to serve on the Board. The Board believes that the Trustees’ ability to review critically, evaluate, question and discuss information provided to them; to interact effectively with the Adviser, sub-advisers, other service providers, counsel and independent auditors; and to exercise effective business judgment in the performance of their duties, support this conclusion. The Board has also considered the contributions that each Trustee can make to the Board and the Funds.

In addition, the following specific experience, qualifications, attributes and skills apply as to the Trustees: Ms. McGruder has experience as a chief executive officer of a financial services company and director of various other businesses, as well as executive and leadership roles within the Adviser; Mr. Moore has experience as a managing director and president of global financial services firms, and previously held executive and leadership roles within the Adviser; Ms. Carnahan has experience as a president and chief operating officer of a division of a global company and as treasurer of a global company; Mr. Gale has experience as a chief financial officer, an internal auditor of various global companies, and has accounting experience as a manager at a major accounting firm; Ms. King has experience as a senior sales and marketing executive at global financial services firms; Mr. Robie has portfolio management experience at a private multinational holding company; Ms. Staley has investment experience from positions at various entities, including as chief investment officer for a university; and Mr. Zimmer has experience as a chief executive officer, chief financial officer, and treasurer of various financial services, telecommunications and technology companies.

In its periodic self-assessment of its effectiveness, the Board considers the complementary individual skills and experience of the individual Trustees primarily in the broader context of the Board’s overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the Funds. References to the qualifications, attributes and skills of Trustees are pursuant to requirements of the SEC, do not constitute holding out the Board or any Trustee as having any special expertise or experience, and shall not impose any greater responsibility on any Trustee or on the Board by reason thereof.

Board Structure

The Board is composed of six Independent Trustees and two Interested Trustees, Jill T. McGruder, who is Chairperson of the Board, and

E. Blake Moore, Jr. The Independent Trustees have appointed William C. Gale to serve as the Lead Independent Trustee. Ms. McGruder oversees the day-to-day business affairs of the Trust and communicates with Mr. Gale regularly on various Trust issues, as appropriate. Mr. Gale, among other things, chairs meetings of the Independent Trustees, serves as a spokesperson for the Independent Trustees and serves as a liaison between the Independent Trustees and the Trust’s management between Board meetings. Except for any duties specified, the designation of Lead Independent Trustee does not impose on such Independent Trustee any duties, obligations or liability that is greater than the duties, obligations or liability imposed on such person as a member of the Board, generally. The Independent Trustees are advised at these meetings, as well as at other times, by separate, independent legal counsel.

The Board holds four regular meetings each year to consider and address matters involving the Trust and its Funds. The Board also may hold special meetings to address matters arising between regular meetings. The Independent Trustees also regularly meet outside the presence of management and are advised by independent legal counsel. These meetings may take place in-person or by telephone.

The Board has established a committee structure that includes an Audit Committee and a Governance Committee (discussed in more detail below). The Board conducts much of its work through these Committees. Each Committee is comprised entirely of Independent Trustees, which ensures that the Funds have effective and independent governance and oversight.

The Board reviews its structure regularly and believes that its leadership structure, including having a super-majority of Independent Trustees, coupled with an Interested Chairperson and a Lead Independent Trustee, is appropriate and in the best interests of the Trust because it allows the Board to exercise informed and independent judgment over matters under its purview, and it allocates areas of responsibility among the Committees and the full Board in a manner that enhances effective oversight. The Board believes that having an Interested Chairperson is appropriate and in the best interests of the Trust given: (1) the extensive oversight provided by the Trust’s Adviser over the affiliated and unaffiliated sub-advisers that conduct the day-to-day management of the Funds of the Trust, (2) the extent to which the work of the Board is conducted through the standing Committees, (3) the extent to which the Independent Trustees meet regularly, together with independent legal counsel, in the absence of the Interested Chairperson and (4) the Interested Chairperson’s additional roles as a director of the Adviser and senior executive of IFS Financial Services, Inc., the Adviser’s parent company, and of other affiliates of the Adviser, which enhance the Board’s understanding of the operations of the Adviser and the role of the Trust and the Adviser within Western & Southern Financial Group, Inc. The Board also believes that the role of the Lead Independent Trustee within the leadership structure is integral to promoting independent oversight of the Funds’ operations and meaningful representation of the shareholders’ interests. In addition, the Board believes its leadership structure facilitates the orderly and efficient flow of information to the Independent Trustees from the Trust’s management.

Board Oversight of Risk

Consistent with its responsibilities for oversight of the Trust and its Funds, the Board, among other things, oversees risk management of each Fund’s investment program and business affairs directly and through the committee structure that it has established. Risks to the Funds include, among others, investment risk, credit risk, liquidity risk, valuation risk and operational risk, as well as the overall business risk relating to the Funds. The Board has adopted, and periodically reviews, policies and procedures designed to address these risks. Under the overall oversight of the Board, the Adviser, sub-advisers, and other key service providers to the Funds, including the administrator, the distributor, the transfer agent, the custodian, and the independent auditors, have also implemented a variety of processes, procedures and controls to address these risks. Different processes, procedures and controls are employed with respect to different types of risks. These processes include those that are embedded in the conduct of regular business by the Board and in the responsibilities of officers of the Trust and other service providers.

The Board requires senior officers of the Trust, including the Chief Compliance Officer (“CCO”), to report to the Board on a variety of matters at regular and special meetings of the Board, including matters relating to risk management. The Board and the Audit Committee receive regular reports from the Trust’s independent auditors on internal control and financial reporting matters. On at least a quarterly basis, the Board meets with the Trust’s CCO, including meetings in executive sessions, to discuss issues related to portfolio compliance and, on at least an annual basis, receives a report from the CCO regarding the effectiveness of the Trust’s compliance program. In addition, the Board also receives reports from the Adviser on the investments and securities trading of the Funds, including their investment performance and asset weightings compared to appropriate benchmarks, as well as reports regarding the valuation of those investments. The Board also receives reports from the Trust’s primary service providers on a periodic or regular basis, including the sub-advisers to the Funds.

Standing Committees of the Board

The Board is responsible for overseeing the operations of the Trust in accordance with the provisions of the 1940 Act and other applicable laws and the Trust’s Declaration of Trust. The Board has established the following Committees to assist in its oversight functions. Each Committee is composed entirely of Independent Trustees.

Audit Committee. All of the Independent Trustees are members of the Audit Committee. The Audit Committee is responsible for overseeing the Trust’s accounting and financial reporting policies, practices and internal controls; overseeing the quality and integrity of the Trust’s financial statement and the independent audits thereof; overseeing, or, as appropriate, assist the Board’s oversight of the Trust’s compliance with legal and regulatory requirements that relate to the Trust’s accounting and financial reporting, internal control over financial reporting and independent audits; approving prior to appointment the engagement of the Trust’s independent auditors and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Trust’s independent auditors; and acting as a liaison between the Trust’s independent auditors and the full Board. Ms. Carnahan is the Chair of the Audit Committee. During the fiscal year ended December 31, 2025 the Audit Committee held four meetings.

Anyone with complaints relating to accounting, internal accounting controls or auditing matters may contact the Funds’ Chief Compliance Officer via the Touchstone website (TouchstoneInvestments.com), by direct mail or by direct telephone call. All contact information is provided on the Touchstone website under the “Contact” tab.

Governance Committee. All of the Independent Trustees are members of the Governance Committee. The Governance Committee is responsible for overseeing the Trust’s compliance program and compliance issues, procedures for valuing securities and responding to any pricing issues. Mr. Zimmer is the Chair of the Governance Committee. The Governance Committee held four meetings during the fiscal year ended December 31, 2025.

In addition, the Governance Committee is responsible for recommending candidates to serve on the Board. The Governance Committee will consider shareholder recommendations for nomination to the Board only in the event that there is a vacancy on the Board. Shareholders who wish to submit recommendations for nominations to the Board to fill the vacancy must submit their recommendations in writing to Mr. William H. Zimmer III, Chair of the Governance Committee, c/o Touchstone Funds, 303 Broadway, Suite 1100, Cincinnati, Ohio 45202. Shareholders should include appropriate information on the background and qualifications of any person recommended to the Governance Committee (e.g., a resume), as well as the candidate’s contact information and a written consent from the candidate to serve if nominated and elected. Shareholder recommendations for nominations to the Board will be accepted on an ongoing basis and such recommendations will be kept on file for consideration in the event of a future vacancy on the Board.

Trustee Ownership in the Touchstone Fund Complex

As of the date of this SAI, neither the Independent Trustees nor their immediate family members owned beneficially or of record any securities in the Adviser, Sub-Advisers, Distributor or any person directly or indirectly controlling, controlled by, or under common control with the Adviser, Sub-Advisers or Distributor.

The following table reflects the Trustees’ beneficial ownership in the Fund (i.e., dollar range of securities in each Fund) as of December 31, 2025.

	Interested Trustees		Independent Trustees
	Jill T.	E. Blake	Karen	Susan M.	William C.	Sally J.	Kevin A.	William H.
Fund	McGruder	Moore, Jr.	Carnahan	King	Gale	Staley	Robie	Zimmer III
Large Company Growth ETF(1)	None	None	None	None	None	None	None	None
Aggregate Dollar Range of Securities in the Touchstone Fund Complex(2)	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000

(1)	As of the date of this SAI, the Fund had not yet commenced operations.
(2)	As of the date of this SAI, the Touchstone Fund Complex consisted of 10 series of the Trust, 14 series of Touchstone Strategic Trust, 12 series of Touchstone Funds Group Trust and 4 variable annuity series of Touchstone Variable Series Trust.

Trustee Compensation

The following table shows the compensation paid to the Trustees by the Trust and the aggregate compensation paid by the Touchstone Fund Complex during the fiscal year ended December 31, 2025.

		Aggregate Compensation from the
Name	Compensation from the Trust	Touchstone Fund Complex(1)
Interested Trustees
Jill T. McGruder	$—	$—
E. Blake Moore, Jr.	$—	$—
Independent Trustees(2)
Karen Carnahan	$49,918	$218,000
William C. Gale	$53,215	$232,400
Susan M. King	$45,796	$200,000
Kevin A. Robie	$45,796	$200,000
Sally J. Staley	$45,796	$200,000
William H. Zimmer III	$49,918	$218,000

(1)	As of the date of this SAI, the Touchstone Fund Complex consists of 10 series of the Trust, 4 variable annuity series of Touchstone Variable Series Trust, 12 series of Touchstone Funds Group Trust and 14 series of Touchstone Strategic Trust.

(2)	The Independent Trustees are eligible to participate in the Touchstone Trustee Deferred Compensation Plan, which allows them to defer payment of a specific amount of their Trustee compensation, subject to a minimum quarterly reduction of $1,000. The total amount of deferred compensation accrued by the Independent Trustees from the Touchstone Fund Complex during the fiscal year ended December 31, 2025 was $60,000.

The following table shows the Trustee quarterly compensation schedule beginning January 1, 2026:

	Retainer	Governance Committee Meeting Attendance Fees	Audit Committee Meeting Attendance Fees	Board Meeting Attendance Fees
Retainer and Meeting Attendance Fees	$31,500	$6,000	$6,000	$8,000
Lead Independent Trustee Fees	$8,150
Committee Chair Fees	$1,500	$3,100	$3,100
Telephonic/Virtual Meeting Attendance Fee = $2,500
Limited items in-person meeting = $3,500

Independent Trustee compensation and Trustee and officer expenses are typically divided equally among the series comprising the Touchstone Fund Complex.

THE ADVISER

Touchstone Advisors, Inc. (previously defined as the “Adviser” or “Touchstone Advisors”), is each Fund’s investment adviser under the terms of an advisory agreement (the “Advisory Agreement”) dated July 1, 2022, as amended. Under the Advisory Agreement, the Adviser reviews, supervises, and administers each Fund’s investment program, subject to the oversight of, and policies established by, the Board. The Adviser determines the appropriate allocation of assets to each Fund’s sub-adviser(s).

The Advisory Agreement provides that the Adviser shall not be liable to the Trust or to any of the Funds or to any shareholder for any act or omission in the course of or connected in any way with rendering services or for any losses that may be sustained in the purchase, holding, or sale of any security, but shall not be protected against any liability to the Trust, any Fund or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard on its part in the performance of its obligations or duties.

The continuance of the Advisory Agreement as to a Fund after the first two years must be specifically approved at least annually (i) by the vote of the Board or by a vote of the shareholders of the Fund, and, in either case, (ii) by the vote of a majority of the Board who are not parties to the Advisory Agreement or “interested persons” (as defined in the 1940 Act) of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time with respect to any Fund(s), without payment of any penalty, by the Trust’s Board of Trustees or by a vote of the majority of the outstanding voting securities of the affected Fund(s) upon 60 days’ prior written notice to the Adviser and by the Adviser upon 60 days’ prior written notice to the Trust.

The Adviser is a wholly-owned subsidiary of IFS Financial Services, Inc., which is a wholly-owned subsidiary of Western-Southern Life Assurance Company. Western-Southern Life Assurance Company is a wholly-owned subsidiary of The Western and Southern Life Insurance Company, which is a wholly-owned subsidiary of Western & Southern Financial Group, Inc. Western & Southern Financial Group Inc. is a wholly-owned subsidiary of Western & Southern Mutual Holding Company (“Western & Southern”). Western & Southern is located at 400 Broadway, Cincinnati, Ohio 45202. Ms. Jill T. McGruder may be deemed to be an affiliate of the Adviser because she is a Director of the Adviser and an officer of affiliates of the Adviser. Mr. E. Blake Moore Jr. may be deemed to be an affiliate of the Adviser because he was an officer of the Adviser from 2020 until July 2025 and currently receives compensation from Western & Southern for serving as a trustee of the Trusts. Ms. McGruder and Mr. Moore, by reason of these affiliations, may directly or indirectly receive benefits from the advisory fees paid to the Adviser.

A summary of the factors considered by the Board in connection with the initial approval of the advisory agreement for the Fund will be available in the Fund’s annual or semi-annual Form N-CSR filing with the SEC, as applicable, after the Fund commences operations.

Manager-of-Managers Structure

The SEC has granted an exemptive order that permits the Trust or the Adviser, under certain circumstances, to select or change affiliated or unaffiliated sub-advisers, enter into new sub-advisory agreements or amend existing sub-advisory agreements without first obtaining shareholder approval (a “manager-of-managers structure”). This order does not, however, permit the Adviser to increase the aggregate advisory fee rate of each Fund without the approval of the shareholders. The Trust, on behalf of each Fund, seeks to achieve its investment goal by using a manager-of-managers structure. Under a manager-of-managers structure, the Adviser acts as investment adviser, subject to direction from and oversight by the Board, to allocate and reallocate the Fund’s assets among sub-advisers, and to recommend that the Trustees hire, terminate or replace sub-advisers without shareholder approval. By reducing the number of shareholder meetings that may have to be held to approve new or additional sub-advisers for a Fund, the Trust anticipates that there will be substantial potential cost savings, as well as the opportunity to achieve certain management efficiencies, with respect to any Fund in which the manager-of-managers approach is chosen. Shareholders of a Fund will be notified of a change in its sub-adviser.

Fees Paid to the Adviser

For its services, the Adviser is entitled to receive an investment advisory fee from the Fund at an annualized rate, based on the average daily net assets of the Fund, as set forth below. The Fund’s advisory fee is accrued daily and paid monthly, based on the Fund’s average net assets during the current month.

Fund	Investment Advisory Fee
Large Company Growth ETF	0.60% on all assets

The Fund shall pay the expenses of its operation, including but not limited to the following (i) charges and expenses for Fund accounting, pricing and appraisal services and related overhead; (ii) the charges and expenses of the Fund’s auditors; (iii) the charges and expenses of any custodian, transfer agent, plan agent, dividend disbursing agent and registrar appointed by the Trust with respect to the Fund; (iv) brokers’ commissions, and issue and transfer taxes chargeable to the Fund in connection with securities transactions to which the Fund is a party; (v) insurance premiums, interest charges, dues and fees for membership in trade associations and all taxes and fees payable to federal, state or other governmental agencies; (vi) fees and expenses involved in registering and maintaining registrations of the Fund and/or shares of the Fund with the SEC, state or blue sky securities agencies and foreign countries, including the preparation of Prospectuses and Statements of Additional Information for filing with the SEC; (vii) all expenses of meetings of Trustees and of shareholders of the Fund and of preparing, printing and distributing prospectuses, notices, proxy statements and all reports to shareholders and to governmental agencies; (viii) charges and expenses of legal counsel to the Trust and the Independent Trustees; (ix) compensation of the Independent Trustees of the Trust; (x) compliance fees and expenses; and (xi) interest on borrowed money, if any. The compensation and expenses of any officer, Trustee or employee of the Trust who is an affiliated person of the Adviser are paid by the Adviser, except with respect to certain compensation of the Trust’s Chief Compliance Officer, which is paid by the Funds.

Expense Limitation Agreement. Touchstone Advisors has contractually agreed to waive fees and reimburse expenses to the extent necessary to ensure the Fund’s total annual operating expenses do not exceed the contractual limits set forth in the Fund’s Fees and Expenses table in the Summary section of the Prospectus. Expenses that are not waived or reimbursed by the Adviser include dividend and interest expenses relating to short sales; interest; taxes; brokerage commissions and other transaction costs; portfolio transaction and investment related expenses, including expenses associated with the Fund’s interfund lending program, if any; other expenditures which are capitalized in accordance with U.S. generally accepted accounting principles; the cost of “Acquired Fund Fees and Expenses,” if any, and other extraordinary expenses not incurred in the ordinary course of business (“Excluded Expenses”). The Fund bears the costs of these Excluded Expenses. Fee waivers or expense reimbursements are calculated and applied monthly, based on the Fund’s average net assets during the month. The terms of Touchstone Advisors’ expense limitation agreement provide that Touchstone Advisors is entitled to recoup, subject to approval by the Fund’s Board, such amounts waived or reimbursed for a period of up to three years from the date on which Touchstone Advisors reduced its compensation or assumed expenses for the Fund. No recoupment will occur unless the Fund’s operating expenses are below the expense limitation amount in effect at the time of the waiver or reimbursement. The Fund will make repayments to the Adviser only if such repayment does not cause the annual Fund operating expenses (after the repayment is taken into account) to exceed both (1) the expense cap in place when such amounts were waived or reimbursed and (2) the Fund’s current expense limitation.

Advisory Fees and Fee Waivers or Reimbursements. The Fund will report on the paid advisory fees and received waivers or reimbursements after its first fiscal year ending December 31, 2026. For the three most recent fiscal years (or periods) the Predecessor Fund paid advisory fees and received waivers and/or reimbursements as shown in the following table.

Fund	Investment Advisory Fee	Gross Advisory Fee Paid	Fees Waived/Recouped
	6/30/2023	$944,101	$269,559
Large Company Growth ETF (Predecessor Fund)	6/30/2024	$814,375	$259,065
	6/30/2025	$909,017	$262,792

Payments to Financial Intermediaries

The Adviser may pay certain broker-dealers, banks and other financial intermediaries, from its own resources, that support the sale of Fund shares or provide services to Fund shareholders or for participating in activities that are designed to make registered representatives and other professionals more knowledgeable about exchange-traded products, including the Fund, or for other activities such as participating in marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems. The amounts of these payments could be significant, and may create an incentive for the financial intermediary or its employees or associated persons to recommend or sell shares of the Fund to investors. Not all financial intermediaries receive such payments, and the amount of compensation may vary by intermediary. In some cases, such payments may be made by or funded from the resources of companies affiliated with the Adviser. These payments are not reflected in the fees and expenses listed in the fee table sections of the the Fund’s prospectus and described above because they are not paid by the Fund.

The Adviser recommends and the Fund utilizes the Dreyfus Government Cash Management Fund - Institutional Shares (the “Dreyfus Fund”) as the cash sweep vehicle for the excess cash of the Fund. An affiliate of the Adviser receives a fee based on a percentage of average daily net assets of the Fund invested in the Dreyfus Fund from BNY Mellon Securities Corporation, the distributor of the Dreyfus Fund, for providing certain support services, including monitoring and due diligence. The payment of compensation by BNY Mellon Securities Corporation creates a conflict of interest because the Adviser is incentivized to recommend the Dreyfus Fund over other investment options for which it or its affiliates are not similarly compensated.

THE SUB-ADVISER AND PORTFOLIO MANAGERS

The Adviser has selected a sub-adviser (a “Sub-Adviser”) to manage all or a portion of the Fund’s assets, as determined by the Adviser. The Sub-Adviser makes the investment decisions for the Fund assets allocated to it, and continuously reviews, supervises and administers a separate investment program, subject to the oversight of, and policies established by, the Board.

The sub-advisory agreement provides that the Sub-Adviser shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties, or from reckless disregard of its obligations or duties thereunder.

For its services, the Sub-Adviser receives a fee from the Adviser with respect to the Fund that it sub-advises, as described in the prospectus. The Sub-Adviser’s fee with respect to the Fund is accrued daily and paid monthly, based on the Fund’s average net assets allocated to the Sub-Adviser during the current month. The Adviser pays sub-advisory fees to the Sub-Adviser from its advisory fee. The compensation of any officer, director or employee of a Sub-Adviser who is rendering services to the Fund is paid by the Sub-Adviser.

The Fund will report the paid sub-advisory fees after its first fiscal year ending December 31, 2026. For the fiscal years ended 2023, 2024, and 2025, the Adviser paid the following sub-advisory fees with respect to the Predecessor Fund:

Fund	Date of Fiscal Period End	Sub-Advisory Fees Paid
Large Company Growth ETF (Predecessor Fund)	6/30/2023	$503,521
	6/30/2024	$434,905
	6/30/2025	$484,144

Sub-Adviser Control.

●	DSM Capital Partners LLC (“DSM”) is an SEC-registered investment adviser and is primarily controlled by Daniel Strickberger.

DSM manages the Fund(s) using a team of investment professionals primarily responsible for the day-to-day portfolio management of the Fund. The following charts lists the Fund’s portfolio managers (i) the number of their other managed accounts per investment category:

(ii) the number of and total assets of such other investment accounts managed where the advisory fee is based on the performance of the account, and (iii) their beneficial ownership in their managed Fund(s) as of December 31, 2025. Listed below the charts applicable to the Sub-Adviser’s group of portfolio managers is (i) a description of each portfolio manager’s compensation structure as of December 31, 2025 and (ii) a description of any material conflicts that may arise in connection with each portfolio manager’s management of the Fund’s investments and the investments of the other accounts included in the chart and any material conflicts in allocation of investment opportunities between the Fund and other accounts managed by each portfolio manager as of December 31, 2025.

DSM
Large Company Growth ETF

Portfolio Manager/Types of Accounts	Total Number of Other Accounts Managed	Total Other Assets	Number of Other Accounts Managed subject to a Performance Based Advisory Fee	Total Other Assets Managed subject to a Performance Based Advisory Fee
Daniel Strickberger
Registered Investment Companies	[_]	$[_]	[_]	$[_]
Other Pooled Investment Vehicles	[_]	$[_]	[_]	$[_]
Other Accounts	[_]	$[_]	[_]	$[_]
David McVey
Registered Investment Companies	[_]	$[_]	[_]	$[_]
Other Pooled Investment Vehicles	[_]	$[_]	[_]	$[_]
Other Accounts	[_]	$[_]	[_]	$[_]
Eric Woodworth, CFA
Registered Investment Companies	[_]	$[_]	[_]	$[_]
Other Pooled Investment Vehicles	[_]	$[_]	[_]	$[_]
Other Accounts	[_]	$[_]	[_]	$[_]

Fund Ownership. As of the date of this SAI, the Fund had not commenced operations and the portfolio managers did not own shares of the Fund.

Compensation. The portfolio manager receives a base salary commensurate with his level of experience. DSM’s goal is to maintain base salaries and bonus compensation competitive with the broad investment industry (including alternative investment firms). Bonus compensation, which is a multiple of base salary, is based on an employee’s long-term performance. The portfolio manager’s contribution to fundamental research, valuation work and portfolio management is considered, both within and beyond the portfolio. Collaboration is expected and rewarded. Importantly, the entire investment team, as well as other employees of the firm, are also shareholders of DSM. This compensation and ownership structure provides incentive to attract and retain highly qualified people, as each member of the firm has the opportunity to share directly in the accomplishments of the business.

Material Conflicts of Interest. Because DSM performs investment advisory services for many types of clients, in general, various conflicts of interest could arise. For instance, DSM may give advice and take action with respect to its other clients that may differ from advice given or the timing or nature of action taken with respect to the Fund. DSM does not have an obligation to purchase or sell for the Fund, or to recommend for purchase or sale by the Fund, any security that DSM, its principals, its affiliates, or its employees may purchase for themselves or for their clients at the same time or at the same price.

DSM has adopted a Code of Ethics describing its commitment to integrity and high ethical standards. The Code of Ethics is based upon the principle that DSM and its employees owe a fiduciary duty to clients to conduct their affairs, including their personal securities transactions, in such a manner as to avoid any actual or potential conflict of interests. DSM’s Code of Ethics contains provisions relating to the prohibition against trading on material, non public information. The Code of Ethics also describes permissible personal securities transactions, permissible gifts and entertainment, and permissible outside business activities as well as protecting the confidentiality of client information. All employees of DSM must acknowledge the terms of the Code of Ethics annually and as amended.

To align the interests of its employees with its clients, DSM encourages its employees to personally invest in the same portfolios and securities as its clients. This may cause a conflict as DSM, its employees and their related accounts may invest in the same securities, and at the same times, that it purchases and sells for clients. Moreover, DSM may purchase or sell securities for clients in which DSM, its employees, and their immediate family members have an interest. For instance, DSM may recommend that a client invest in a pooled investment vehicle that it advises or in which its employees are invested. This also presents a conflict of interests.

To address these, and other potential conflicts, DSM’s employees and their immediate family members are required to follow DSM’s Code of Ethics. Under the Code of Ethics, employees of DSM and their immediate family members must obtain pre-clearance for certain securities transactions. Approval of an employee or employee-related transaction is based upon a careful review by DSM’s Chief Compliance Officer. Certain classes of securities have been designated as exempt, not needing pre-clearance, based upon a determination that these would not materially interfere with the best interest of DSM’s clients. Account statements of employees of DSM and their immediate family members are also reviewed periodically by the Chief Compliance Officer of DSM. Nonetheless, because the Code of Ethics permits employees and immediate family member to invest in the same securities as clients, there is a possibility that employees and immediate family members might benefit from market activity resulting from a client transaction. Employee accounts and accounts of their immediate family members that trade in the same securities as clients are aggregated. These accounts and the client accounts will share commission costs, be allocated on a pro rata basis, and receive securities at the same average price. DSM retains records of the pre-allocation trade order (specifying each participating account) and its allocation, which will be completed prior to the entry of the aggregated order. Completed orders will be allocated as specified in the trade order. Partially filled orders will typically be allocated on a pro rata basis. Any exceptions will be documented.

THE ADMINISTRATOR

The Adviser entered into an Administration Agreement with the Trust, whereby the Adviser is responsible for: supplying executive and regulatory compliance services; supervising the preparation of tax returns; coordinating the preparation of reports to shareholders and reports to, and filings with, the Securities and Exchange Commission and state securities authorities, as well as materials for meetings of the Board of Trustees; calculating the daily NAV per share; and maintaining the financial books and records of each Fund.

For its services, the Adviser’s annual administrative fee is:

●	0.145% on the first $20 billion of the aggregate average daily net assets;
●	0.11% on the next $10 billion of aggregate average daily net assets;
●	0.09% on the next $10 billion of aggregate average daily net assets; and
●	0.07% on the aggregate average daily net assets over $40 billion.

The fee is computed and allocated among the Touchstone Fund Complex on the basis of relative daily net assets.

The Adviser has engaged The Bank of New York Mellon (“BNY”) as the sub-administrative agent, custodian and transfer agent to the Trust. BNY provides sub-administrative, accounting, and transfer agent services to the Trust and is compensated directly by the Adviser, not the Trust with respect to the sub-administration fees only. (See “Transfer and Sub-Administrative Agent” in this SAI). BNY’s mailing address is 240 Greenwich St., New York, NY 10286.

THE DISTRIBUTOR

Foreside Fund Services, LLC (“Foreside” or the “Distributor”), located at 3 Canal Plaza, Suite 100, Portland, Maine 04101, serves as the distributor (“Distributor”) in connection with the continuous offering of the Funds’ shares. The Distributor is a broker-dealer registered with the SEC under the Exchange Act of 1934 and a member of the Financial Industry Regulatory Authority, Inc. (FINRA). The Trust offers shares of the Funds for sale through the Distributor in Creation Units, as described in the “Purchases and Redemptions” section below. The Distributor will not sell or redeem shares in quantities less than Creation Units. The Distributor will deliver a prospectus to persons purchasing Creation Units and will maintain records of Creation Unit orders placed and confirmations furnished by it. Pursuant to a written agreement, the Adviser pays from its own resources the Distributor for distribution-related services.

DISTRIBUTION PLANS

Rule 12b-1 under the 1940 Act (the “Rule”) provides that an investment company may bear expenses of distributing its shares only pursuant to a plan adopted in accordance with the Rule. The Trustees have adopted a Rule 12b-1 Distribution Plan (“Rule 12b-1 Plan”) pursuant to which the Fund may pay certain expenses incurred in the distribution of its shares.

The Rule 12b-1 Plan is not operational. The Distributor, as the Fund’s principal underwriter, and Touchstone Advisors may have a direct or indirect financial interest in the Rule 12b-1 Plan or any related agreement. Pursuant to the Rule 12b-1 Plan, the Fund may pay a fee of up to 0.25% of the Fund’s average daily net assets. No Rule 12b-1 fee is currently being charged to the Fund and there are currently no plans to impose these fees.

The Rule 12b-1 Plan was approved by the Board, including a majority of the Independent Trustees of the Fund. In approving the Rule 12b-1 Plan, the Trustees determined that there is a reasonable likelihood that the Rule 12b-1 Plan will benefit the Fund and their shareholders. In the event that 12b-1 fees are charged in the future, because the Fund pays these fees out of assets on an ongoing basis, over time these fees may cost you more than other types of sales charges and will increase the cost of your investment in the Fund.

The Distributor or other third parties are authorized to engage in advertising, the preparation and distribution of sales literature and other promotional activities on behalf of the Fund. In addition, the Rule 12b-1 Plan authorizes payments by the Fund to the Distributor or other third parties for the cost related to selling or servicing efforts, preparing, printing and distributing the Fund’s prospectuses, statements of additional information, and shareholder reports to investors.

BROKERAGE TRANSACTIONS

Decisions to buy and sell securities for the Fund and the placing of the Fund’s securities transactions and negotiation of commission rates where applicable are made by the Sub-Adviser and are subject to oversight by the Adviser and the Board. In the purchase and sale of portfolio securities, the Sub-Adviser’s primary objective will be to obtain the most favorable price and execution for the Fund, taking into account such factors as the overall direct net economic result to the Fund (including commissions, which may not be the lowest available but ordinarily should not be higher than the generally prevailing competitive range), the financial strength and stability of the broker, the efficiency with which the transaction will be effected, the ability to effect the transaction at all where a large block is involved and the availability of the broker or dealer to stand ready to execute possibly difficult transactions in the future.

The Sub-Adviser is specifically authorized, subject to certain limitations, to pay a trading commission to a broker who provides research services that is higher than the amount of trading commission another broker would have charged for the same transaction. This excess commission recognizes the additional research services rendered by the broker, but only if the Sub-Adviser determines in good faith that the excess commission is reasonable in relation to the value of the research services provided and that the Fund derives or will derive a reasonably significant benefit from such research services.

Research services include securities and economic analyses, reports on issuers’ financial conditions and future business prospects, newsletters and opinions relating to interest trends, general advice on the relative merits of possible investment securities for the Fund and statistical services and information with respect to the availability of securities or purchasers or sellers of securities. Although this information is useful to the Fund and the sub-advisers, it is not possible to place a dollar value on it. Research services furnished by brokers through whom the Fund effects securities transactions may be used by the sub-adviser in servicing all of its accounts and not all such services may be used by the Sub-Adviser in connection with the Fund.

The Fund has no obligation to deal with any broker or dealer in the execution of securities transactions. However, the Fund may execute securities transactions on a national securities exchange or in the over-the-counter market conducted on an agency basis. the Fund will not execute any brokerage transactions in its portfolio securities with an affiliated broker if such transactions would be unfair or unreasonable to its shareholders. Over-the-counter transactions will be placed either directly with principal market makers or with broker-dealers. Although the Fund does not anticipate any ongoing arrangements with other brokerage firms, brokerage business may be transacted with other firms. Affiliated broker-dealers of the Trust will not receive reciprocal brokerage business as a result of the brokerage business transacted by the Fund with other brokers. The Fund may direct transactions to certain brokers in order to reduce brokerage commissions through a commission recapture programs offered by Frank Russell Securities, Inc. and Capital Institutional Services, Inc.

In certain instances, there may be securities that are suitable for the Fund as well as for one or more of the Sub-Adviser’s other clients. The Sub-Adviser makes investment decisions for the Fund and for its other clients to achieve their respective investment objectives. The Sub- Adviser may buy or sell a particular security for one client even though it is buying, selling, or holding the same security for another client. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the Sub-Adviser will allocate the securities among clients in a fair and equitable manner. This system may detrimentally affect the price of a security purchased, sold, or held by the Fund, but this detrimental effect is offset by the Fund’s ability to participate in volume transactions, which could lead to better executions for the Fund. The following table shows the amount the Predecessor Fund paid in aggregate brokerage commissions on portfolio transactions and the amount of brokerage transactions and related commissions the Predecessor Fund directed to brokers in return for research services for the most recent fiscal years:

	Aggregate Brokerage Commissions
Fund	2023	2024	2025
Touchstone Large Company Growth ETF (Predecessor Fund)	$32,591	$22,411	$17,960

During the fiscal year ended June 30, 2025, the amount of brokerage transactions and related commissions for the Predecessor Fund directed to brokers due to research services provided was as follows:

Fund	Amount of Transactions Directed to Brokers Providing Research	Brokerage Commissions Related to Transactions Directed to Brokers Providing Research
Touchstone Large Company Growth ETF (Predecessor Fund)	$44,923,647	$12,691

The Predecessor Fund did not hold securities of regular broker-dealers for the fiscal year ended June 30, 2025.

PROXY VOTING

The Fund has adopted the policies and procedures of its Sub-Adviser for voting proxies relating to portfolio securities held by the Fund, including procedures used when a vote presents a conflict between the interests of the Fund’s shareholders and those of the Sub-Adviser or its affiliates. A copy or summary of the Sub-Adviser’s proxy voting policies is included in Appendix B. Information about how the Funds voted proxies relating to their portfolio securities during the most recent year ending June 30 is available by August 31st of that year without charge, upon request by calling 1-833-368-7383, on the Touchstone website at TouchstoneInvestments.com and on the SEC’s website at sec.gov. The Fund’s first N-PX will be available by August 31, 2026 on the SEC’s website at sec.gov and on the Touchstone website at TouchstoneInvestments.com.

CODE OF ETHICS

The Trust has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. In addition, the Adviser, the Sub-Adviser and Distributor have adopted Codes of Ethics pursuant to Rule 17j-1. These Codes of Ethics apply to the personal investing activities of Trustees, officers, and certain employees (“access persons”). Rule 17j-1 and the Codes of Ethics are designed to prevent unlawful practices in connection with the purchase or sale of securities by access persons. Under each Code of Ethics, access persons are permitted to invest in securities (including securities that may be purchased or held by a Fund), but are required to report their personal securities transactions for monitoring purposes. In addition, certain access persons are required to obtain approval before investing in initial public offerings or private placements. Copies of these Codes of Ethics are on file with the SEC, and are available to the public.

PORTFOLIO TURNOVER

A Fund’s portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Fund. High turnover may result in a Fund recognizing greater amounts of income and capital gains, which would increase the amount of taxes payable by shareholders and increase the amount of commissions paid by the Fund. A 100% turnover rate would occur if all of a Fund’s portfolio securities were replaced once within a one-year period. The rate of portfolio turnover will depend upon market and other conditions, and will not be a limiting factor when the Sub-Adviser believes that portfolio changes are appropriate. A Fund may engage in active trading to achieve its investment goals and, as a result, may have substantial portfolio turnover.

The Fund will report its portfolio turnover rate following its fiscal year ending December 31, 2026. The portfolio turnover of the Predecessor Fund for the fiscal years ended June 30, 2024 and 2025 was as follows:

	Date of Fiscal Period End	Portfolio Turnover
Touchstone Large Company Growth ETF (Predecessor Fund)	6/30/2024(1)	39%
	6/30/2025(1)	30%

(1) Portfolio turnover excludes securities delivered from processing redemptions-in-kind.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Fund’s portfolio holdings are disclosed on the Funds’ website at TouchstoneInvestments.com/ETFs prior to market open each day the Funds are open for business. In addition, disclosure of the Fund’s complete holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report on Form N-PORT. These reports, once available, will be free of charge on the EDGAR database on the SEC’s website at www.sec.gov.

The portfolio composition file (“PCF”), which contains portfolio holdings information, is also made available daily, including to the Funds’ service providers to facilitate the provision of services to the Funds and to certain other entities as necessary for transactions in Creation Units. Such entities include: (i) National Securities Clearing Corporation (“NSCC”) members; (ii) subscribers to various fee- based services, including entities that publish and/or analyze such information in connection with the process of purchasing or redeeming Creation Units or trading shares of the Funds in the secondary market; (iii) investors that have entered into an “Authorized Participant Agreement” with the Distributor and the transfer agent or purchase Creation Units through a dealer that has entered into such an agreement (“Authorized Participants”); and (iv) certain personnel of service providers that are involved in portfolio management and providing administrative, operational, or other support to portfolio management including personnel of the Adviser, each Sub-Adviser, and the Funds’ transfer agent, distributor, sub-administrator, custodian, IOPV calculation agent and fund accountant who are involved in functions which may require such information to conduct business in the ordinary course.

In addition, the Fund’s Chief Compliance Officer (“CCO”) may grant exceptions to permit additional disclosure of the complete portfolio holdings information to rating agencies and to the parties noted above, provided that (1) the Fund has a legitimate business purpose for doing so; (2) it is in the best interests of shareholders; (3) the recipient is subject to a confidentiality agreement; and (4) the recipient is subject to a duty not to trade on the non-public information. In this regard, from time to time, rating and ranking organizations such as Standard & Poor’s® and Morningstar®, Inc. may request such information. The CCO shall report any disclosures made pursuant to this exception to the Board.

Employees of the Adviser and the Fund’s Sub-Adviser that are access persons under the Fund’s Code of Ethics have access to Fund holdings on a regular basis, but are subject to confidentiality requirements and trading prohibitions in the Code of Ethics. In addition, custodians of the Fund’s assets and the Fund’s accounting services agent, each of whose agreements contains a confidentiality provision (which includes a duty not to trade on non-public information), have access to the current Fund holdings on a daily basis.

The CCO is authorized to determine whether disclosure of the Fund’s portfolio securities is for a legitimate business purpose and is in the best interests of the Fund and its shareholders. Any conflict between the interests of shareholders and the interests of the Adviser, or any affiliates, will be reported to the Board, which will make a determination that is in the best interests of shareholders.

DETERMINATION OF NET ASSET VALUE

Because the Fund is an ETF, individual Fund shares may only be purchased and sold on a national securities exchange through a broker- dealer and may not be purchased or redeemed directly with the Funds. When buying on or through the Exchanges, the price of Fund shares is based on a market price, which may be more or less than a Fund’s NAV. The Funds only sell and redeem shares at NAV with Authorized Participants in Creation Units.

The NAV of each Fund is calculated and determined once daily as of the close of the regular trading session on the NYSE (ordinarily 4:00 p.m., Eastern Time, or at the time as of which the NYSE establishes official closing prices) on each day that the NYSE is open. Any assets or liabilities denominated in currencies other than the U.S. dollar are converted into U.S. dollars at market rates on the date of valuation as quoted by one or more sources.

The securities of each Fund are valued by the Adviser, which has been designated by the Trustees as the valuation designee for the Funds pursuant to Rule 2a-5 under the 1940 Act. The Adviser or its delegates may use independent pricing services to obtain valuations of securities. The pricing services rely primarily on prices of actual market transactions as well as on trade quotations obtained from third parties. Prices are generally determined using readily available market prices. If market prices are unavailable or believed to be unreliable, the sub-administrative agent will initiate a process by which the Adviser’s Fair Value Committee will make a good faith determination as to the “fair value” of the security using procedures approved by the Trustees. The pricing services may use a matrix system to determine valuations of fixed-income securities when market prices are not readily available. This system considers such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. The procedures used by any such pricing service and its valuation results are reviewed by the Adviser, as the valuation designee. Some Funds may hold portfolio securities that are listed on foreign exchanges. Under certain circumstances these investments may be valued under the Adviser’s fair value policies and procedures, such as when U.S. exchanges are open but a foreign exchange is closed.

Debt securities with remaining maturities of 60 days or less may be valued at amortized cost, provided such amount approximates market value.

ADDITIONAL INFORMATION CONCERNING SHARES

Organization and Description of Shares of Beneficial Interest. The Trust’s Declaration of Trust authorizes the issuance of an unlimited number of Funds and shares of each Fund. Each share of a Fund represents an equal proportionate interest in that Fund with each other share. Upon liquidation, shares are entitled to a pro rata share in the net assets of the Fund, after taking into account additional distribution and shareholder servicing expenses, if any. Shareholders have no preemptive rights. The Declaration of Trust provides that the Trustees of the Trust may create additional series of shares or separate classes of funds. All consideration received by the Trust for shares of any series or separate class and all assets in which such consideration is invested would belong to that series or separate class and would be subject to the liabilities related thereto. Share certificates representing shares will not be issued.

The Trust is an entity of the type commonly known as a Delaware statutory trust. The Trust’s Declaration of Trust states that neither the Trust nor the Trustees, nor any officer, employee or agent of the Trust shall have any power to bind personally any shareholder, nor, except as specifically provided therein, to demand payment from any shareholder for anything, other than as agreed by the shareholder.

The Declaration of Trust provides that a Trustee shall be liable only for his or her own willful misfeasance, bad faith, gross negligence or reckless disregard of duties as a Trustee and, if reasonable care has been exercised in the selection of officers, agents, employees or investment advisers, shall not be liable for any neglect or wrongdoing of any such person. The Declaration of Trust also provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with actual or threatened litigation in which they may be involved because of their offices with the Trust unless it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his or her willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties.

Each whole share shall be entitled to one vote as to any matter on which it is entitled to vote. Shares issued by each Fund have no preemptive, conversion, or subscription rights. Voting rights are not cumulative. Each Fund, as a separate series of the Trust, votes separately on matters affecting only that Fund. As a Delaware statutory trust, the Trust is not required to hold annual meetings of shareholders, but approval will be sought for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances.

In addition, a Trustee may be removed with or without cause at any time by a written instrument signed by at least two-thirds of the other Trustees, specifying the effective date of removal or at any meeting shareholders by a vote of at least two-thirds of the Outstanding Shares.

Derivative Claims of Shareholders. The Trust’s Declaration of Trust contains provisions regarding derivative claims of shareholders. Derivative actions will be processed in accordance with the requirements set forth in Section 3816 of the Delaware Act (or successor provision(s)) and such other provisions as required under Delaware law.

Forum for Adjudication of Disputes. The Declaration of Trust provides that, in accordance with Section 3804(e) of the Delaware Act (or any successor provision), any suit, action or proceeding brought by or on behalf of any Shareholder or any person claiming any interest in any Shares against the Trust, any Series or Class, or the Trustees or officers of the Trust, shall be brought exclusively in the Court of Chancery of the State of Delaware to the extent there is subject matter jurisdiction in such court for the claims asserted or, if not, then in the Superior Court of the State of Delaware. Accordingly, all Shareholders and other persons hereby: irrevocably consent to the jurisdiction of such courts (and the appropriate appellate courts therefrom) in any such suit, action or proceeding; irrevocably waive, to the fullest extent permitted by law, any objection that they may make now or hereafter to the laying of the venue of any such suit, action or proceeding in such court; irrevocably waive, to the fullest extent permitted by law, any objection that they may make now or hereafter that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

Book Entry Only System. The Depository Trust Company (“DTC”) acts as securities depository for the Funds’ shares. Shares of a Fund are represented by securities registered in the name of the DTC or its nominee, Cede & Co., and deposited with, or on behalf of, DTC.

DTC, a limited-purpose trust company, was created to hold securities of its participants (“DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities’ certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the Exchanges, and FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the “Indirect Participants”).

Beneficial ownership of shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC.

Participants and Indirect Participants. Ownership of beneficial interests in shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by the DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of shares. The laws of some jurisdictions may require that certain purchasers of securities take physical delivery of such securities in definitive form. Such laws may impair the ability of certain investors to acquire beneficial interests in shares.

Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and the DTC, the DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the shares of the Fund held by each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding shares, directly or indirectly, through such DTC Participant.

The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Share distributions shall be made to the DTC or its nominee, Cede & Co., as the registered holder of all shares. The DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in shares of the Fund as shown on the records of the DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants. The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between the DTC and DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

The DTC may decide to discontinue providing its service with respect to shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action to find a replacement for the DTC to perform its functions at a comparable cost.

CONTROL PERSONS AND PRINCIPAL SECURITY HOLDERS

Authorized Participants beneficially owning more than 25% of the outstanding shares of a Fund are presumed to “control” the Fund. As a result, those persons or organizations could have the ability to influence an action taken by a Fund if such action requires a shareholder vote.

From time to time, Authorized Participants may be a beneficial and/or legal owner of a Fund, may be affiliated with an index provider, may be deemed to have control of a Fund and/or may be able to affect the outcome of matters presented for a vote of the shareholders of a Fund. Authorized Participants may execute an irrevocable proxy granting the Distributor power to vote or abstain from voting such Authorized Participant’s beneficially or legally owned Shares. In such cases, the Distributor shall mirror vote (or abstain from voting) such shares in the same proportion (or abstentions) as all other beneficial owners of a Fund.

The Fund is newly formed and had not commenced operations as of the date of this SAI. As of [_] the name, address and percentage ownership of each entity or person that owned of record or beneficially 5% or more of the outstanding shares of any class of the Predecessor Fund are as follows:

Fund Name and Share Class	Name and Address	Percentage of Class
Touchstone Large Company Growth Fund	[_]	[_]

As of [_], the Trustees and principal officers of the Trust as a group owned of record or beneficially less than 1% of any class of the Predecessor Fund’s outstanding shares

PURCHASES AND REDEMPTIONS

The Trust issues and redeems shares of the Fund on any Business Day (as defined below) only in Creation Units on a continuous basis through the Distributor, without a sales load but subject to the transaction fees described below, at the NAV next determined after receipt of an order in proper form. The number of shares of the Fund that constitute a Creation Unit is [25,000]. The Creation Unit size of the Fund may change, and an Authorized Participant will be notified of such a change.

The Fund is open on every “Business Day,” which is any day the Fund’s Exchange is open. The Exchange is generally open for trading Monday through Friday and is generally closed on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. On days when the Exchange or the bond markets close earlier than normal, the Fund may require orders to create or redeem Creation Units to be placed earlier in the day.

See “Purchase of Creation Units” and “Redemption of Creation Units” below for more information about transacting in the shares of the Fund. The Board reserves the right to declare a split or a consolidation in the number of shares outstanding of the Fund, and may make a corresponding change in the number of shares constituting a Creation Unit, in the event that the per shares price in the secondary market rises (or declines) to an amount that falls outside the range deemed desirable by the Adviser or the Board or for any other reason.

Purchase of Creation Units

The Fund is hereinafter referred to as a “Domestic ETF.” Creation Units may be purchased and redeemed only by or through a member or participant of a clearing agency registered with the SEC, which has entered into an Authorized Participant Agreement with the Distributor that allows such member or participant to place orders for the purchase and redemption of Creation Units (an “Authorized Participant”). Such Authorized Participant will agree, pursuant to the terms of such Authorized Participant Agreement and on behalf of itself or any investor on whose behalf it will act, to certain conditions. Investors who are not Authorized Participants must make appropriate arrangements with an Authorized Participant to purchase or redeem Creation Units. Investors should be aware that their particular broker may not be an Authorized Participant and that Creation Unit orders may have to be placed by the investor’s broker through an Authorized Participant, which may result in additional charges to such investor. A list of current Authorized Participants may be obtained from the Distributor.

Investors who are not Authorized Participants may purchase and sell shares of the Fund in any amount on the secondary market.

Because the portfolio securities of the Fund may trade on days that the Exchanges are closed or are otherwise not Business Days for the Fund, investors may not be able to purchase or redeem Creation Units of the Fund, or buy or sell shares of the Fund on days when the NAV of the Fund could be significantly affected by events in the relevant non-U.S. markets.

The consideration for the purchase of Creation Units of the Fund consists of an in-kind deposit of a designated portfolio of securities (the “Deposit Securities”) (or cash for all or any portion of such Deposit Securities (“Deposit Cash”)) and the Cash Component, which is an amount equal to the difference between the aggregate NAV of a Creation Unit and the Deposit Securities. Together, the Deposit Securities and the Cash Component or the Deposit Cash and the Cash Component constitute the “Fund Deposit.”

The Custodian or the Administrator expects to make available through the National Securities Clearing Corporation (NSCC) on each Business Day, prior to the opening of regular trading on the Exchanges, the list of names and the required number of shares of each Deposit Security and the required amount of Deposit Cash, as applicable, and the estimated amount of the Cash Component to be included in the current Fund Deposit for that Business Day. The identity and number of shares of the Deposit Securities may change pursuant to, among other matters, changes in the composition of the Fund’s portfolio and as rebalancing adjustments and corporate action events are reflected from time to time and when Custom Baskets (defined below) are used. Cash purchases of Creation Units will be effected in essentially the same manner as in-kind purchases. The Authorized Participant will pay the cash equivalent of the Deposit Securities as Deposit Cash plus or minus the same Cash Component. The means by which the Deposit Securities and Cash Component are to be delivered by the Authorized Participant to the Fund are set forth in the Authorized Participant Agreement, except to the extent the Distributor and the Authorized Participant otherwise agree. Fund shares will be settled through the DTC system.

The Trust reserves the right to permit or require the substitution of Deposit Cash to replace any Deposit Security, which shall be added to the Cash Component, including, without limitation, situations where the Deposit Security: (i) may not be available in sufficient quantity for delivery, (ii) may not be eligible for transfer through the systems of DTC for corporate securities and municipal securities; (iii) may not be eligible for trading by an Authorized Participant (as discussed below) or the investor for which it is acting; (iv) would be restricted under the securities laws or where the delivery of the Deposit Security to the Authorized Participant would result in the disposition of the Deposit Security by the Authorized Participant becoming restricted under the securities laws, or (v) in certain other situations (collectively, “non-standard orders”). The Trust also reserves the right to: permit or require the substitution of Deposit Securities in lieu of Deposit Cash. The adjustments described above will reflect changes, known to the Adviser on the date of announcement to be in effect by the time of delivery of the Fund Deposit, resulting from certain corporate actions.

To the extent that the Adviser, on behalf of the Fund, may need to convert subscriptions that are made in whole or in part in cash into a foreign currency prior to purchasing investments denominated in foreign currencies at the applicable exchange rate and subject to the applicable spread, Creation Unit purchasers bear the risk associated with changes in the currency exchange rate and security value between the time they place their order and the time that the Fund converts any cash received into foreign investments.

Placement of Purchase Orders

To initiate an order for a Creation Unit, an Authorized Participant must submit to the Distributor an irrevocable order in proper form to purchase shares of the Fund on a Business Day generally before the time as of which that day’s NAV is calculated. The NAV of each Fund is calculated and determined once daily as of the close of the regular trading session on the NYSE (ordinarily 4:00 p.m., Eastern Time, or at the time as of which the NYSE establishes official closing prices) on each day that the NYSE is open. For a purchase order to be processed based on the NAV calculated on a particular Business Day, the purchase order must be received in proper form and accepted by the Trust prior to the time the applicable NAV is calculated and the order window, as established for the Fund, is closed (“Cutoff Time”). For Foreign ETFs, a purchase order must be submitted between 4:01 p.m. and 5:30 p.m. Eastern time to be calculated using the next Business Day’s NAV. Foreign ETF orders seeking the next Business Day’s NAV which are submitted after 5:30 p.m. Eastern Time or seeking the same Business Day’s NAV may be permitted with prior notice. Investors who are not Authorized Participants and seek to place a purchase order for a Creation Unit through an Authorized Participant should allow sufficient time to permit proper submission of the purchase order to the Distributor by the Cutoff Time on such Business Day. On days when the applicable Exchange or the bond markets close earlier than normal, the Fund may require orders to create Creation Units to be placed earlier in the day. Orders requesting a change in the Deposit Securities as disseminated through NSCC for that Business Day, non-standard orders (e.g., “Custom Baskets” (defined below)), or all-cash orders generally must be received in proper form and accepted by the Trust at least three hours prior to Cutoff Time (1:00 p.m. Eastern Time), for both the Domestic ETF orders and Foreign ETF orders seeking the same Business Day’s NAV. For Domestic ETFs, notwithstanding the foregoing, the Trust may, but is not required to, permit non-standard orders and/or all-cash payments until 4:00 p.m., Eastern Time, or until the market close (in the event an Exchange closes early).

Purchase orders requesting settlement on a T+0 basis must be received in proper form between 6:00 a.m. and 9:30 a.m. Eastern Time, to be calculated using the same Business Day’s NAV. Purchase orders requesting settlement on a T+0 basis may also be received in proper form between 4:01 p.m. and 5:30 p.m. Eastern Time to be calculated using the next Business Day’s NAV.

The Authorized Participant Agreement sets forth the different methods whereby Authorized Participants can submit purchase orders. A purchase order is considered to be in “proper form” if a request in a form satisfactory to the Fund is (1) received by the Distributor from an Authorized Participant on behalf of itself or another person before the Cutoff Time, and (2) all the procedures and other requirements applicable to the method used by the Authorized Participant to submit the purchase order, such as, in the case of purchase orders submitted through the applicable order portal, the completion of all required fields, and otherwise set forth in the Authorized Participant Agreement are properly followed.

Creation Unit orders must be transmitted by an Authorized Participant through the applicable order portal, by telephone or other transmission method acceptable to the Distributor. Economic or market disruptions or changes, or telephone or other communication failure, may impede transmissions between the Distributor and an Authorized Participant. Orders to create shares of the Fund that are submitted on the Business Day immediately preceding a holiday or a day (other than a weekend) when the securities markets in a foreign market in which the Fund may invest are closed may not be accepted or may be charged the maximum transaction fee. A purchase order, if accepted by the respective Fund, will be processed based on the NAV as of the next Cutoff Time.

Acceptance of Orders for and Issuance of Creation Units

All questions as to whether an order has been submitted in proper form and the number of shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Fund and the Fund’s determination shall be final and binding.

The Fund reserves the right to reject or revoke acceptance of a creation order for any reason, provided that such action does not result in a suspension of sales of Creation Units in contravention of Rule 6c-11 and the SEC’s positions thereunder. For example, the Fund may reject or revoke acceptance of a creation order, including, but not limited to, when (i) the order is not in proper form; (ii) the investor(s), upon obtaining the shares ordered, would own 80% or more of the currently outstanding shares of the Fund; (iii) the Deposit Securities delivered do not conform to the identity and number of shares specified; (iv) acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (v) the acceptance or receipt of the order for a Creation Unit would, in the opinion of counsel to the Trust, be unlawful; (vi) the Deposit Securities or Deposit Cash, as applicable, delivered by the Authorized Participant are not as disseminated through the facilities of the NSCC for that date by the Custodian; or (vii) circumstances outside the control of the Fund, the Distributor and Touchstone Advisors make it impracticable to process purchase orders. The Distributor shall notify a prospective purchaser of a Creation Unit and/or the Authorized Participant acting on behalf of such purchaser of the rejection or revocation of acceptance of such order. The Fund, the Custodian, any subcustodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall any of them incur any liability for failure to give such notification.

Except as provided in the following paragraph, a Creation Unit will not be issued until the transfer of good title to the Fund of the Deposit Securities and the payment of the Cash Component, Deposit Cash and creation transaction fees have been completed. In this regard, the Custodian will require, prior to the issuance of a Creation Unit, that any sub-custodian confirm to the Custodian that the Deposit Securities have been delivered to the account of the Fund at the sub-custodian(s). If the Fund does not receive the foregoing by the time specified the Creation Unit may not be delivered or the purchase order may ultimately be rejected.

The Fund may issue Creation Units to an Authorized Participant, notwithstanding the fact that all Deposit Securities have not been received, in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by such Authorized Participant’s delivery and maintenance of collateral having a value of up to 105% of the value of the missing Deposit Securities. The only collateral that is acceptable is cash in U.S. dollars. Such cash collateral must be delivered no later than 2:00 p.m., Eastern Time on the contractual settlement date of the Creation Unit(s). The Fund may buy the missing Deposit Securities at any time, and the Authorized Participant will be liable for any shortfall between the cost to the Fund of purchasing such securities and the cash collateral. In addition, the cash collateral may be invested at the risk of the Authorized Participant, and any income on invested cash collateral will be paid to that Authorized Participant.

In certain cases, an Authorized Participant may create and redeem Creation Units on the same trade date. In these instances, the Fund reserves the right to settle these transactions on a net basis or require a representation from the Authorized Participant that the creation and redemption transactions are for separate Beneficial Owners.

Once the Fund has accepted a purchase order, upon the next determination of the NAV of the shares, the Fund may confirm the issuance of a Creation Unit, against receipt of payment, at such NAV. The Fund will then transmit a confirmation of acceptance to the Authorized Participant that placed the order. Creation Units typically are settled on a “T+1 basis” (i.e., one Business Day after trade date), subject to certain exceptions. However, the Fund reserves the right to settle Creation Unit transactions on a basis other than T+1, including in order to accommodate non-U.S. market holiday schedules, closures and settlement cycles, and to account for different treatment among non-U.S. and U.S. markets of dividend record dates and ex-dividend dates.

Orders for Creation Units received in proper form that request a T+0 settlement will be settled on a “T+0 basis” (i.e., on trade date).

Creation Transaction Fees

A standard creation transaction fee, as set forth in the table below, is imposed to offset transfer and other costs associated with the issuance of Creation Units, as applicable. The Fund may adjust the transaction fee from time to time. The standard creation transaction fee is charged to the Authorized Participant on the day such Authorized Participant creates a Creation Unit, and is the same regardless of the number of Creation Units purchased by the Authorized Participant on the applicable Business Day.

The Authorized Participant may also be required to pay a variable transaction fee (up to the maximum amount shown in the table below) to cover certain non-standard orders, whole or partial cash purchases or redemptions, brokerage, tax, foreign exchange, execution, market impact and other costs and expenses. Authorized Participants will also bear the costs of transferring the Deposit Securities, including any stamp duty or other similar fees and expenses. With respect to creation orders, Authorized Participants are responsible for the costs of transferring the securities constituting the Deposit Securities to the account of the respective Fund and with respect to redemption orders, Authorized Participants are responsible for the costs of transferring the Redemption Securities from the respective Fund to their account or on their order. Investors who use the services of a broker or other financial intermediary may be charged a fee for such services.

The standard creation transaction fee and maximum variable transaction fee for a Creation Unit of each Fund are set forth below:

Fund	Standard Transaction Fee	Maximum Variable Transaction Fee* (All Fund)
Large Company Growth ETF	$250	3%

*            As a percentage of the Creation Unit(s) purchased.

The Adviser may adjust the transactions fees from time to time based on actual experience.

Redemptions of Creation Units

The consideration paid by the Fund for the redemption of Creation Units consists of an in-kind basket of a designated portfolio of securities (the “Fund Securities”) (or cash for all or any portion of such Fund Securities (“Redemption Cash”)) and the Cash Component, which is an amount equal to the difference between the aggregate NAV of a Creation Unit and the Fund Securities. Together, the Fund Securities and the Cash Component constitute the “Fund Redemption.” Redemptions of shares for Fund Securities will be subject to compliance with applicable U.S. federal and state securities laws, and the Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Fund cannot lawfully deliver specific Fund Securities upon redemptions or cannot do so without first registering the Fund Security under such laws.

The composition of the Fund Securities may not be the same as the Deposit Securities. In addition, the identity and number of shares of the Fund Securities may change pursuant to, among other matters, changes in the composition of the Fund’s portfolio and as rebalancing adjustments and corporate action events are reflected from time to time and when Custom Baskets (defined below) are used. Cash redemptions of Creation Units will be effected in essentially the same manner as in-kind redemptions. The Authorized Participant will receive the cash equivalent of the Fund Securities as Redemption Cash plus or minus the same Cash Component.

The means by which the Fund Securities and Cash Component are to be delivered to the Authorized Participant by the Fund are set forth in the Authorized Participant Agreement, except to the extent the Distributor and the Authorized Participant otherwise agree. The delivery of Fund Shares will be settled through the DTC system.

To the extent that the Adviser or a Sub-Adviser, on behalf of the Fund, may need to sell investments denominated in foreign currencies prior to converting such proceeds into U.S. dollars at the applicable exchange rate and subject to the applicable spread for redemptions that are made in whole or in part for cash, those redeeming Creation Units will bear the risk associated with changes in the currency exchange rate and securities value between the time they place their redemption order and the time that the Fund converts any foreign currency-denominated investments into U.S. dollars.

Placement of Redemption Orders

To initiate a redemption order for a Creation Unit, an Authorized Participant must submit to the Distributor an irrevocable order in proper form to redeem shares of the Fund on a Business Day generally before the time as of which that day’s NAV is calculated. The NAV of the Fund is calculated and determined once daily as of the close of the regular trading session on the NYSE (ordinarily 4:00 p.m., Eastern Time, or at the time as of which the NYSE establishes official closing prices) on each day that the NYSE is open. For a redemption order to be processed based on the NAV calculated on a particular Business Day, the order must be received in proper form and accepted by the Trust prior to the Cutoff Time. For Foreign ETFs, a redemption order must be submitted between 4:01 p.m. and 5:30 p.m., Eastern Time, to be calculated using the next Business Day’s NAV. Foreign ETF orders seeking the next Business Day’s NAV which are submitted after 5:30 p.m. Eastern Time or seeking the same Business Day’s NAV may be permitted with prior notice. Investors who are not Authorized Participants and seek to place a redemption order for a Creation Unit through an Authorized Participant should allow sufficient time to permit proper submission of the redemption order to the Distributor by the Cutoff Time on such Business Day. On days when the applicable Exchange or the bond markets close earlier than normal, the Fund may require orders to redeem Creation Units to be placed earlier in the day. Orders requesting a change in the Fund Redemption as disseminated through NSCC for that Business Day, non-standard orders (e.g., “Custom Baskets”), or all-cash redemption orders generally must be received in proper form and accepted by the Trust at least three hours prior to Cutoff Time (1:00 p.m. Eastern Time), for both the Domestic ETF orders and Foreign ETF orders seeking the same Business Day’s NAV. For Domestic ETFs, notwithstanding the foregoing, the Trust may, but is not required to, permit non-standard orders and/or all-cash redemptions until 4:00 p.m., Eastern Time, or until the market close (in the event an Exchange closes early).

The Authorized Participant Agreement sets forth the different methods whereby Authorized Participants can submit redemption orders. A redemption request is considered to be in “proper form” if a request in a form satisfactory to the Fund is (1) received by the Distributor from an Authorized Participant on behalf of itself or another person within the time period set above, and (2) all the procedures and other requirements applicable to the method used by the Authorized Participant to submit the redemption order, such as, in the case of redemption orders submitted through the applicable order portal, the completion of all required fields, and otherwise set forth in the Authorized Participant Agreement are properly followed.

Creation Unit orders must be transmitted by an Authorized Participant through the applicable order portal, by telephone or other transmission method acceptable to the Distributor. Economic or market disruptions or changes, or telephone or other communication failure, may impede transmissions between the Distributor and an Authorized Participant. Orders to redeem shares of the Fund that are submitted on the Business Day immediately preceding a holiday or a day (other than a weekend) when the securities markets in a foreign market in which the Fund may invest are closed may be charged the maximum transaction fee. A redemption request, if accepted by the Trust, will be processed based on the NAV as of the next Cutoff Time.

Acceptance of Orders for and Redemption of Creation Units

All questions as to whether an order has been submitted in proper form and the requisite number of Fund Shares and transaction fees have been delivered shall be determined by the Fund and the Fund’s determination shall be final and binding.

The Fund reserves the absolute right to reject a redemption order if the order is not in proper form. In addition, the right of redemption may be suspended or the date of payment postponed with respect to the Fund (i) for any period during which the Exchange is closed (other than customary weekend and holiday closings), (ii) for any period during which trading on the Exchange is suspended or restricted, (iii) for any period during which an emergency exists as a result of which disposal of the shares of the Fund’s portfolio securities or determination of its NAV is not reasonably practicable; or (iv) in such other circumstance as is permitted by the SEC. The Fund or Distributor will normally notify the Authorized Participant of such rejection, but neither shall be liable for any failure to give such notification.

Except as provided in the following paragraph, the payment by the Fund of the Fund Securities, including Redemption Cash, and Cash Component will not be issued until the transfer of the Creation Unit(s) and the applicable redemption transaction fees have been completed. If the Transfer Agent does not receive the redeeming investor’s shares through DTC’s facilities and the applicable redemption transaction fees by the required time, the redemption request may be rejected. Further, a redeeming Beneficial Owner or Authorized Participant acting on behalf of such Beneficial Owner must maintain appropriate security arrangements with a qualified broker-dealer, bank or other custody providers in each jurisdiction where Fund Securities are customarily traded and will be delivered. If neither the redeeming Beneficial Owner nor the Authorized Participant acting on behalf of such redeeming Beneficial Owner has appropriate arrangements to take delivery of Fund Securities in the applicable non-U.S. jurisdiction, and it is not possible to make such arrangements, or if it is not possible to effect deliveries of Fund Securities in such jurisdiction, the Trust in its sole discretion may determine to redeem Shares in Redemption Cash, and the redeeming Beneficial Owner will be required to receive its redemption proceeds as Redemption Cash.

To the extent contemplated by the Authorized Participant Agreement, in the event the Authorized Participant has submitted a redemption request in proper form but is unable to transfer all or part of the Creation Unit to be redeemed to the Fund’ Transfer Agent, the Transfer Agent will nonetheless accept the redemption request in reliance on the undertaking by the Authorized Participant to deliver the missing shares as soon as possible. Such undertaking shall be secured by the Authorized Participant’s delivery and maintenance of collateral consisting of cash having a value (marked to market daily) of up to 105%, which the Trust may change from time to time, of the value of the missing shares. The current procedures for collateralization of missing shares require, among other things, that any cash collateral shall be in the form of U.S. dollars in immediately available fund and shall be held by the Custodian and marked to market daily, and that the fees of the Custodian and any sub-custodians in respect of the delivery, maintenance and redelivery of the cash collateral shall be payable by the Authorized Participant. The Authorized Participant Agreement will permit the Trust, on behalf of the Fund, to purchase the missing shares and will subject the Authorized Participant to liability for any shortfall between the cost to the Trust of purchasing such shares and the value of the collateral.

Once the Fund has accepted a redemption order, upon the next determination of the NAV of the shares, the Fund may confirm the redemption of a Creation Unit, against receipt of Shares, at such NAV. The Fund will then transmit a confirmation of acceptance to the Authorized Participant that placed the order. Deliveries of redemption proceeds by the Fund typically are settled on a “T+1 basis” (i.e., one Business Day after trade date), but may be made up to seven days later, particularly in stressed market conditions. Further, the Fund reserves the right to settle redemption transactions on another basis to accommodate non-U.S. market holiday schedules (see below for further information), closures and settlement cycles, to account for different treatment among non-U.S. and U.S. markets of dividend record dates and dividend ex-dates (i.e., the last date the holder of a security can sell the security and still receive dividends payable on the security sold), and in certain other circumstances.

In certain cases, an Authorized Participant may create and redeem Creation Units on the same trade date. In these instances, the Fund reserves the right to settle these transactions on a net basis or require a representation from the Authorized Participant that the creation and redemption transactions are for separate Beneficial Owners.

Redemption Transaction Fees

A standard redemption transaction fee, as set forth in the table below, is imposed to offset transfer and other costs associated with the redemption of Creation Units, as applicable. The Fund may adjust the transaction fee from time to time. The standard redemption transaction fee is charged to the Authorized Participant on the day such Authorized Participant redeems a Creation Unit, and is the same regardless of the number of Creation Units redeemed by an Authorized Participant on the applicable Business Day.

The Authorized Participant may also be required to pay a variable transaction fee (up to the maximum amount shown in the table below) to cover certain non-standard orders, whole or partial cash purchases or redemptions, brokerage, tax, foreign exchange, execution, market impact and other costs and expenses. Authorized Participants will also bear the costs of transferring the Fund Securities, including any stamp duty or other similar fees and expenses. Investors who use the services of a broker or other financial intermediary may be charged a fee for such services.

The standard redemption transaction fee and maximum variable transaction fee for a Creation Unit are set forth below:

Fund	Standard Transaction Fee	Maximum Variable Transaction Fee* (All Fund)
Large Company Growth ETF	$250	2%

* As a percentage of the Creation Unit(s) redeemed.

The Adviser or Sub-Adviser may adjust the transactions fees from time to time based on actual experience.

Custom Baskets

The baskets of securities comprising the Fund Deposit and the Fund Redemption may be representative of the Fund’s portfolio holdings, or the Fund may utilize Custom Baskets provided that certain conditions are met.

A “Custom Basket” is (i) a basket that is composed of a non-representative selection of the Fund’s portfolio holdings, or (ii) a representative basket that is different from the initial basket used in transactions on the same business day, and (iii) a basket that contains bespoke cash and/or security substitutions, including for a single Authorized Participant. The Trust has adopted policies and procedures that govern the construction and acceptance of baskets, including heightened requirements for Custom Baskets. Such policies and procedures provide detailed parameters for the construction and acceptance of Custom Baskets that are deemed to be in the best interests of the Fund and its shareholders, establish processes for revisions to, or deviations from, such parameters, and specify the titles and roles of the employees of the Adviser who are required to review each Custom Basket for compliance with those parameters.

In connection with the construction and acceptance of Custom Baskets, the Adviser may consider various factors, including, but not limited to: (1) whether the securities, assets and other positions comprising a basket are consistent with the Fund’s investment objective, policies and disclosure; (2) whether the securities, assets and other positions can legally and readily be acquired, transferred and held by the Fund and/or Authorized Participant(s), as applicable; (3) whether to utilize cash, either in lieu of securities or other instruments or as a cash balancing amount; and (4) whether the use of Custom Baskets may reduce costs, increase (tax) efficiency and improve trading. Although the policies and procedures are designed to mitigate against potential overreaching by an Authorized Participant, there is no guarantee that such policies and procedures will be effective.

DISTRIBUTIONS

The Fund’s dividends and other distributions are taxable to shareholders (other than retirement plans and other tax-exempt investors). Dividend payments are made through DTC participants and Indirect Participants to beneficial owners then of record with proceeds received from the Fund. No dividend reinvestment service is provided by the Trust. Financial intermediaries may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of Fund shares for reinvestment of their dividend distributions. Beneficial owners should contact their financial intermediary to determine the availability and costs of the service and the details of participation therein. Financial intermediaries may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and net capital gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.

Please see “Federal Income Taxes” below for more information on the federal income tax consequences of dividends and other distributions made by the Fund.

FEDERAL INCOME TAXES

The following discussion summarizes certain U.S. federal income tax considerations affecting the Funds and their shareholders. This discussion is for general information only and does not purport to consider all aspects of U.S. federal income taxation that might be relevant to beneficial owners of shares of the Funds. Therefore, the summary discussion that follows may not be considered to be individual tax advice and may not be relied upon by any shareholder. The summary is based upon current provisions of the Code, applicable U.S. Treasury Regulations (the “Regulations”), and administrative and judicial interpretations thereof, all of which are subject to change, which change could be retroactive, and may affect the conclusions expressed herein. The summary applies only to beneficial owners of a Fund’s shares in whose hands such shares are capital assets within the meaning of Section 1221 of the Code, and may not apply to certain types of beneficial owners of a Fund’s shares, including, but not limited to insurance companies, tax-exempt organizations, shareholders holding a Fund’s shares through tax-advantaged accounts (such as an individual retirement account (an “IRA”), a 401(k) plan account, or other qualified retirement account), financial institutions, pass-through entities, broker-dealers, entities that are not organized under the laws of the United States or a political subdivision thereof, persons who are neither a citizen nor resident of the United States, shareholders holding a Fund’s shares as part of a hedge, straddle or conversion transaction, and shareholders who are subject to the alternative minimum tax. Persons who may be subject to tax in more than one country should consult the provisions of any applicable tax treaty to determine the potential tax consequences to them.

No Fund has requested nor will any Fund request an advance ruling from the IRS as to the federal income tax matters described below. The IRS could adopt positions contrary to those discussed below and such positions could be sustained. In addition, the following discussion applicable to shareholders of a Fund addresses only some of the federal income tax considerations generally affecting investments in such Fund.

Shareholders are advised to consult their own tax adviser with respect to the tax consequences of the ownership, purchase and disposition of an investment in a Fund including, but not limited to, the applicability of state, local, foreign, and other tax laws affecting the particular shareholder and to possible effects of changes in federal or other tax laws.

General. For federal income tax purposes, each Fund is treated as a separate corporation. Each Fund has elected, and intends to continue to qualify for, taxation as a regulated investment company (a “RIC”) under the Code. By qualifying as a RIC, a Fund (but not the shareholders) will not be subject to federal income tax on that portion of its investment company taxable income and realized net capital gains that it distributes to its shareholders.

Shareholders should be aware that investments made by a Fund, some of which are described below, may involve complex tax rules some of which may result in income or gain recognition by the Fund without the concurrent receipt of cash. Although each Fund seeks to avoid significant noncash income, such noncash income could be recognized by a Fund, in which case it may distribute cash derived from other sources in order to meet the minimum distribution requirements described below. Cash to make the required minimum distributions may be obtained from sales proceeds of securities held by a Fund (even if such sales are not advantageous) or, if permitted by its governing documents and other regulatory restrictions, through borrowing the amounts required to be distributed.

Qualification as a Regulated Investment Company. Qualification as a RIC under the Code requires, among other things, that a Fund:

(a) derive at least 90% of its gross income for each taxable year from (i) dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and (ii) net income from interests in qualified publicly traded partnerships (together with (i), the “Qualifying Income Requirement”); (b) diversify its holdings so that, at the close of each quarter of the taxable year: (i) at least 50% of the value of its total assets is comprised of cash, cash items (including receivables), U.S. government securities, securities of other RICs and other securities, with those other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of its total assets and that does not represent more than 10% of the outstanding voting securities of such issuer; and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or securities of other RICs) of any one issuer or the securities (other than the securities of other RICs) of two or more issuers controlled by it and engaged in the same, similar or related trades or businesses, or the securities of one or more “qualified publicly traded partnerships” (together with (i) the “Diversification Requirement”); and (c) distribute for each taxable year at least the sum of (i) 90% of its investment company taxable income (which includes dividends, taxable interest, taxable original issue discount income, market discount income, income from securities lending, net short-term capital gain in excess of net long-term capital loss, certain net realized foreign currency exchange gains, and any other taxable income other than “net capital gain” as defined below and is reduced by deductible expenses) determined without regard to any deduction for dividends paid; and (ii) 90% of its tax-exempt interest, if any, net of certain expenses allocable thereto (“net tax-exempt interest”) (together with (i), the “Distribution Requirement”).

Each Fund may use “equalization payments” in determining the portion of its net investment income and net realized capital gains that have been distributed. If a Fund elects to use equalization payments, it will allocate a portion of its investment income and capital gains to the amounts paid in redemption of Fund shares, and such income and gains will be deemed to have been distributed by the Fund for purposes of the distribution requirements described above. This may have the effect of reducing the amount of income and gains that the Fund is required to distribute to shareholders in order for the Fund to avoid federal income tax and excise tax and also may defer the recognition of taxable income by shareholders. This process does not affect the tax treatment of redeeming shareholders and, since the amount of any undistributed income and/or gains will be reflected in the value of the Fund’s shares, the total return on a shareholder’s investment will not be reduced as a result of the Fund’s distribution policy. The IRS has not published any guidance concerning the methods to be used in allocating investment income and capital gain to redemptions of shares. In the event that the IRS determines that a Fund is using an improper method of allocation and has under-distributed its net investment income or net realized capital gains for any taxable year, such Fund may be liable for additional federal income or excise tax or may jeopardize its treatment as a RIC.

The U.S. Treasury Department is authorized to promulgate regulations under which gains from foreign currencies (and options, futures, and forward contracts on foreign currency) would constitute qualifying income for purposes of the Qualifying Income Requirement only if such gains are directly related to the principal business of a Fund of investing in stock or securities or options and futures with respect to stock or securities. To date, the U.S. Treasury Department has not issued such regulations.

As a RIC, a Fund generally will not be subject to U.S. federal income tax on the portion of its income and capital gains that it distributes to its shareholders in any taxable year for which it distributes, in compliance with the Code’s timing and other requirements, at least the sum of 90% of its investment company taxable income (determined without regard to the deduction for dividends paid) and 90% of its net tax-exempt interest. Each Fund may retain for investment all or a portion of its net capital gain (i.e., the excess of its net long-term capital gain over its net short-term capital loss). If a Fund retains any investment company taxable income or net capital gain, it will be subject to tax at regular corporate rates on the amount retained. If a Fund retains any net capital gain, it may designate the retained amount as undistributed net capital gain in a notice to its shareholders, who will be (i) required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount; and (ii) entitled to credit their proportionate shares of tax paid by such Fund against their federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For federal income tax purposes, the tax basis of the shares owned by a shareholder of a Fund will be increased by the amount of undistributed net capital gain included in the shareholder’s gross income and decreased by the federal income tax paid by the Fund on that amount of capital gain.

The Qualifying Income Requirement and Diversification Requirement that must be met under the Code in order for a Fund to qualify as a RIC, as described above, may limit the extent to which it will be able to engage in derivative transactions. Rules governing the federal income tax aspects of derivatives, including swap agreements, are not entirely clear in certain respects, particularly in light of two IRS revenue rulings issued in 2006. Revenue Ruling 2006-1 held that income from a derivative contract with respect to a commodity index is not qualifying income for a RIC. Subsequently, the IRS issued Revenue Ruling 2006-31 in which it stated that the holding in Revenue Ruling 2006-1 “was not intended to preclude a conclusion that the income from certain instruments (such as certain structured notes) that create a commodity exposure for the holder is qualifying income.” Accordingly, the Qualifying Income Requirement may limit each Fund’s ability to invest in commodity-related derivative transactions and other derivative transactions. Each Fund will account for any investments in commodity derivative transactions in a manner it deems to be appropriate; the IRS, however, might not accept such treatment. If the IRS did not accept such treatment, the status of such Fund as a RIC might be jeopardized.

In general, for purposes of the Qualifying Income Requirement described above, income derived from a partnership is treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized directly by a RIC. However, all of the net income of a RIC derived from an interest in a qualified publicly traded partnership (defined as a partnership (x) the interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof, and (y) that meets certain qualifying income requirements but derives less than 90% of its income from the qualifying income described in clause (i) of the Qualifying Income Requirement described above) will be treated as qualifying income. In general, such entities will be treated as partnerships for federal income tax purposes if they meet the passive income requirement under Section 7704(c)(2) of the Code. In addition, although in general the passive loss rules of the Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a qualified publicly traded partnership.

For purposes of the Diversification Requirement described above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership.

If a Fund fails to satisfy the Qualifying Income Requirement or the Diversification Requirement in any taxable year, such Fund may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. Additionally, relief is provided for certain de minimis failures to satisfy the Diversification Requirements where the Fund corrects the failure within a specified period of time. If the applicable relief provisions are not available or cannot be met, such Fund will fail to qualify as a RIC and will be subject to federal income tax in the same manner as an ordinary corporation at a tax rate of 21% and all distributions from earnings and profits (as determined under U.S. federal income tax principles) to its shareholders will be taxable as ordinary dividend income eligible for the dividends-received deduction for corporate shareholders and for qualified dividend income treatment for non-corporate shareholders.

Excise Tax. If a Fund fails to distribute by December 31 of a calendar year an amount equal to the sum of (1) at least 98% of its taxable ordinary income (excluding capital gains and losses) for such year, (2) at least 98.2% of the excess of its capital gains over its capital losses (as adjusted for certain ordinary losses) for the twelve month period ending on October 31 of such year, and (3) all taxable ordinary income and the excess of capital gains over capital losses for the prior year that were not distributed during such year and on which it did not pay federal income tax, such Fund will be subject to a nondeductible 4% excise tax (the “Excise Tax”) on the undistributed amounts. A distribution will be treated as paid on December 31 of the calendar year if it is declared by a Fund in October, November, or December of that year to shareholders of record on a date in such month and paid by it during January of the following year. Such distributions will be taxable to shareholders (other than those not subject to federal income tax) in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. Each Fund generally intends to actually distribute or be deemed to have distributed substantially all of its net income and gain, if any, by the end of each calendar year in compliance with these requirements so that it will generally not be required to pay the Excise Tax. A Fund may in certain circumstances be required to liquidate its investments in order to make sufficient distributions to avoid the Excise Tax liability at a time when its Adviser might not otherwise have chosen to do so. Liquidation of investments in such circumstances may affect the ability of a Fund to satisfy the requirements for qualification as a RIC. However, no assurances can be given that a Fund will not be subject to the Excise Tax and, in fact, in certain instances if warranted, a Fund may choose to pay the Excise Tax as opposed to making an additional distribution.

Capital Loss Carryforwards. For capital losses realized with respect to a tax year of a Fund that exceed the Fund’s capital gains for such year, the Fund may carry such excess capital losses forward indefinitely. The excess of a Fund’s net short-term capital losses over its net long-term capital gain is treated as short-term capital losses arising on the first day of the Fund’s next taxable year and the excess of a Fund’s net long-term capital losses over its net short-term capital gain is treated as long-term capital losses arising on the first day of the Fund’s next taxable year. If carried forward capital losses offset future capital gains, such future capital gains are not subject to Fund-level federal income taxation, regardless of whether they are distributed to shareholders. A Fund cannot carry back or carry forward any net operating losses.

Original Issue Discount and Market Discount. A Fund may acquire debt securities that are treated as having original issue discount (“OID”) (generally a debt obligation with a purchase price less than its principal amount, such as a zero coupon bond). Generally, a Fund will be required to include the OID in income over the term of the debt security, even though it will not receive cash payments for such OID until a later time, usually when the debt security matures. A Fund may make one or more of the elections applicable to debt securities having OID which could affect the character and timing of recognition of income. Inflation-protected bonds generally can be expected to produce OID income as their principal amounts are adjusted upward for inflation. The IRS may treat a portion of the OID includible in income with respect to certain high-yield corporate debt securities as a dividend for federal income tax purposes.

A debt security acquired in the secondary market by a Fund may be treated as having market discount if acquired at a price below redemption value or adjusted issue price if issued with OID. The Fund’s market discount accrues ratably, on a daily basis, over the period from the date of acquisition to the date of maturity even though the Fund will not receive cash. Absent an election by a Fund to include the market discount in income as it accrues, gain on its disposition of such an obligation will be treated as ordinary income rather than capital gain to the extent of the accrued market discount.

In addition, pay-in-kind securities will give rise to income which is required to be distributed and is taxable even though a Fund holding such securities receives no interest payments in cash on such securities during the year.

Each Fund generally will be required to make distributions to shareholders representing the income accruing on the securities, described above, that is currently includable in income, even though cash representing such income may not have been received by such Fund. Cash to pay these distributions may be obtained from sales proceeds of securities held by a Fund (even if such sales are not advantageous) or, if permitted by such Fund’s governing documents, through borrowing the amounts required to be distributed. In the event a Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would have in the absence of such transactions.

Options, Futures and Forward Contracts. The writing (selling) and purchasing of options and futures contracts and entering into forward currency contracts, involves complex rules that will determine for federal income tax purposes the amount, character and timing of recognition of the gains and losses a Fund realizes in connection with such transactions.

Gains and losses on the sale, lapse, or other termination of options and futures contracts, options thereon and certain forward contracts (except certain foreign currency options, forward contracts and futures contracts) will generally be treated as capital gains and losses. Some regulated futures contracts, certain foreign currency contracts, and certain non-equity options (such as certain listed options or options on broad based securities indexes) held by a Fund (“Section 1256 contracts”), other than contracts on which it has made a “mixed-straddle election”, will be required to be “marked-to-market” for federal income tax purposes, that is, treated as having been sold at their market value on the last day of such Fund’s taxable year. These provisions may require a Fund to recognize income or gains without a concurrent receipt of cash. Any gain or loss recognized on actual or deemed sales of Section 1256 contracts will be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss, although certain foreign currency gains and losses from such contracts may be treated as ordinary income or loss as described below. Transactions that qualify as designated hedges are exempt from the mark-to-market rule, but may require a Fund to defer the recognition of losses on futures contracts, foreign currency contracts and certain options to the extent of any unrecognized gains on related positions held by it.

The tax provisions described above applicable to options, futures and forward contracts may affect the amount, timing, and character of a Fund’s distributions to its shareholders. For example, the Section 1256 rules described above may operate to increase the amount a Fund must distribute to satisfy the minimum distribution requirement for the portion treated as short-term capital gain which will be taxable to its shareholders as ordinary income, and to increase the net capital gain it recognizes, without, in either case, increasing the cash available to it. A Fund may elect to exclude certain transactions from the operation of Section 1256, although doing so may have the effect of increasing the relative proportion of net short-term capital gain (taxable as ordinary income) and thus increasing the amount of dividends it must distribute. Section 1256 contracts also may be marked-to-market for purposes of the Excise Tax.

When a covered call or put option written (sold) by a Fund expires such Fund will realize a short-term capital gain equal to the amount of the premium it received for writing the option. When a Fund terminates its obligations under such an option by entering into a closing transaction, it will realize a short-term capital gain (or loss), depending on whether the cost of the closing transaction is less than (or exceeds) the premium received when it wrote the option. When a covered call option written by a Fund is exercised, such Fund will be treated as having sold the underlying security, producing long-term or short-term capital gain or loss, depending upon the holding period of the underlying security and whether the sum of the option price received upon the exercise plus the premium received when it wrote the option is more or less than the basis of the underlying security.

Straddles. Section 1092 deals with the taxation of straddles which also may affect the taxation of options in which a Fund may invest. Offsetting positions held by a Fund involving certain derivative instruments, such as options, futures and forward currency contracts, may be considered, for federal income tax purposes, to constitute “straddles.” Straddles are defined to include offsetting positions in actively traded personal property. In certain circumstances, the rules governing straddles override or modify the provisions of Section 1256, described above. If a Fund is treated as entering into a straddle and at least one (but not all) of its positions in derivative contracts comprising a part of such straddle is governed by Section 1256, then such straddle could be characterized as a “mixed straddle.” A Fund may make one or more elections with respect to mixed straddles. Depending on which election is made, if any, the results with respect to a Fund may differ. Generally, to the extent the straddle rules apply to positions established by a Fund, losses realized by it may be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle rules, short-term capital loss on straddle positions may be characterized as long-term capital loss, and long-term capital gain may be characterized as short-term capital gain. In addition, the existence of a straddle may affect the holding period of the offsetting positions and cause such sales to be subject to the “wash sale” and “short sale” rules. As a result, the straddle rules could cause distributions that would otherwise constitute “qualified dividend income” to fail to satisfy the applicable holding period requirements, described below, and therefore to be taxed as ordinary income. Further, a Fund may be required to capitalize, rather than deduct currently, any interest expense and carrying charges applicable to a position that is part of a straddle. Because the application of the straddle rules may affect the character and timing of gains and losses from affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to the situation where a Fund had not engaged in such transactions.

In circumstances where a Fund has invested in certain pass-through entities, the amount of long-term capital gain that it may recognize from certain derivative transactions with respect to interests in such pass-through entities is limited under the Code’s constructive ownership rules. The amount of long-term capital gain is limited to the amount of such gain a Fund would have had if it directly invested in the pass-through entity during the term of the derivative contract. Any gain in excess of this amount is treated as ordinary income. An interest charge is imposed on the amount of gain that is treated as ordinary income.

Swaps and Derivatives. As a result of entering into swap or derivative agreements, a Fund may make or receive periodic net payments. A Fund may also make or receive a payment when a swap or derivative is terminated prior to maturity through an assignment of the swap or derivative or other closing transaction. Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap or derivative will generally result in capital gain or loss (which will be a long-term capital gain or loss if the Fund has been a party to a swap or derivative for more than one year). With respect to certain types of swaps or derivatives, a Fund may be required to currently recognize income or loss with respect to future payments on such swaps or derivatives or may elect under certain circumstances to mark such swaps or derivatives to market annually for tax purposes as ordinary income or loss.

Rules governing the tax aspects of swap or derivative agreements are not entirely clear in certain respects, in particular whether income generated is Qualifying Income. Accordingly, while each Fund intends to account for such transactions in a manner it deems appropriate, the IRS might not accept such treatment. If the IRS did not accept such treatment, the status of the Fund as a RIC might be adversely affected. The Funds intend to monitor developments in this area. Certain requirements that must be met under the Code in order for each Fund to qualify as a RIC may limit the extent to which a Fund will be able to engage in swap agreements and certain derivatives.

Constructive Sales. Certain rules may affect the timing and character of gain if a Fund engages in transactions that reduce or eliminate its risk of loss with respect to appreciated financial positions. If a Fund enters into certain transactions (including a short sale, an offsetting notional principal contract, a futures or forward contract, or other transactions identified in U.S. Treasury regulations) in property while holding an appreciated financial position in substantially identical property, it will be treated as if it had sold and immediately repurchased the appreciated financial position and will be taxed on any gain (but not loss) from the constructive sale. The character of gain from a constructive sale will depend upon a Fund’s holding period in the appreciated financial position. Loss from a constructive sale would be recognized when the position was subsequently disposed of, and its character would depend on a Fund’s holding period and the application of various loss deferral provisions of the Code.

In addition, if the appreciated financial position is itself a short sale, acquisition of the underlying property or substantially identical property by a Fund will be deemed a constructive sale. The foregoing will not apply, however, to a Fund’s transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and such Fund holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is such Fund’s risk of loss regarding the position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale or granting an option to buy substantially identical stock or securities).

Wash Sales. A Fund may in certain circumstances be impacted by special rules relating to “wash sales.” In general, the wash sale rules prevent the recognition of a loss by a Fund from the disposition of stock or securities at a loss in a case in which identical or substantially identical stock or securities (or an option to acquire such property) is or has been acquired by it within 30 days before or 30 days after the sale.

Short Sales. A Fund may make short sales of securities. Short sales may increase the amount of short-term capital gain realized by a Fund, which is taxed as ordinary income when distributed to its shareholders. Short sales also may be subject to the “Constructive Sales” rules, discussed above.

Tax Credit Bonds. If a Fund holds (directly or indirectly) one or more “tax credit bonds” (defined below) on one or more specified dates during a Fund’s taxable year, and it satisfies the minimum distribution requirement, it may elect for U.S. federal income tax purposes to pass through to shareholders tax credits otherwise allowable to it for that year with respect to such tax credit bonds. A tax credit bond is defined in the Code as a “qualified tax credit bond” (which includes a qualified forestry conservation bond, a new clean renewable energy bond, a qualified energy conservation bond, or a qualified zone academy bond, each of which must meet certain requirements specified in the Code), a “build America bond” (which includes certain qualified bonds issued before January 1, 2011) or certain other bonds specified in the Code. New tax credit bonds may not be issued after December 31, 2017. If a Fund were to make an election, a shareholder of such Fund would be required to include in gross income an amount equal to such shareholder’s proportionate share of the interest income attributable to such credits and would be entitled to claim as a tax credit an amount equal to a proportionate share of such credits. Certain limitations may apply on the extent to which the credit may be claimed.

Other Regulated Investment Companies. Generally, the character of the income or capital gains that a Fund receives from another investment company will pass through to the Fund’s shareholders as long as the Fund and the other investment company each qualify as RICs under the Code. However, to the extent that another investment company that qualifies as a RIC realizes net losses on its investments for a given taxable year, a Fund will not be able to recognize its share of those losses until it disposes of shares of such investment company. Moreover, even when a Fund does make such a disposition, a portion of its loss may be recognized as a long-term capital loss.

As a result of the foregoing rules, and certain other special rules, it is possible that the amounts of net investment income and net capital gains that a Fund will be required to distribute to shareholders will be greater than such amounts would have been had the Fund invested directly in the securities held by the investment companies in which it invests, rather than investing in shares of the investment companies. For similar reasons, the character of distributions from a Fund (e.g., long-term capital gain, qualified dividend income, etc.) will not necessarily be the same as it would have been had the Fund invested directly in the securities held by the investment companies in which it invests.

Passive Foreign Investment Companies. A Fund may invest in a non-U.S. corporation, which could be treated as a passive foreign investment company (a “PFIC”) or become a PFIC under the Code. A PFIC is generally defined as a foreign corporation that meets either of the following tests: (1) at least 75% of its gross income for its taxable year is income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains); or (2) an average of at least 50% of its assets produce, or are held for the production of, such passive income. If a Fund acquires any equity interest in a PFIC, such Fund could be subject to federal income tax and interest charges on “excess distributions” received with respect to such PFIC stock or on any gain from the sale of such PFIC stock (collectively “PFIC income”), even if such Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in such Fund’s investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders. A Fund’s distributions of PFIC income will be taxable as ordinary income even though, absent the application of the PFIC rules, some portion of the distributions may have been classified as capital gain.

A Fund will not be permitted to pass through to its shareholders any credit or deduction for taxes and interest charges incurred with respect to a PFIC. Payment of this tax would therefore reduce a Fund’s economic return from its investment in PFIC shares. To the extent a Fund invests in a PFIC, it may elect to treat the PFIC as a “qualified electing fund” (“QEF”), then instead of the tax and interest obligation described above on excess distributions, such Fund would be required to include in income each taxable year its pro rata share of the QEF’s annual ordinary earnings and net capital gain. As a result of a QEF election, a Fund would likely have to distribute to its shareholders an amount equal to the QEF’s annual ordinary earnings and net capital gain to satisfy the Code’s minimum distribution requirement described herein and avoid imposition of the Excise Tax, even if the QEF did not distribute those earnings and gain to such Fund. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements in making the election.

A Fund may elect to “mark-to-market” its stock in any PFIC. “Marking-to-market,” in this context, means including in ordinary income each taxable year the excess, if any, of the fair market value of the PFIC stock over such Fund’s adjusted basis therein as of the end of that year. Pursuant to the election, a Fund also may deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in the PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock it included in income for prior taxable years under the election. A Fund’s adjusted basis in its PFIC stock subject to the election would be adjusted to reflect the amounts of income included and deductions taken thereunder. In either case, a Fund may be required to recognize taxable income or gain without the concurrent receipt of cash.

Foreign Currency Transactions. Foreign currency gains and losses realized by a Fund in connection with certain transactions involving foreign currency-denominated debt instruments, certain options, futures contracts, forward contracts, and similar instruments relating to foreign currency, foreign currencies, and foreign currency-denominated payables and receivables are subject to Section 988 of the Code, which causes such gains and losses to be treated as ordinary income or loss and may affect the amount and timing of recognition of such Fund’s income. In some cases, elections may be available that would alter this treatment, but such elections could be detrimental to a Fund by creating current recognition of income without the concurrent recognition of cash. If a foreign currency loss treated as an ordinary loss under Section 988 were to exceed a Fund’s investment company taxable income (computed without regard to such loss) for a taxable year the resulting loss would not be deductible by it or its shareholders in future years. The foreign currency income or loss will also increase or decrease a Fund’s investment company income distributable to its shareholders.

Foreign Taxation. Income received by a Fund from sources within foreign countries may be subject to foreign withholding and other taxes. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of a Fund’s total assets at the close of any taxable year consist of stock or securities of foreign corporations, or if a Fund is a qualified fund-of-funds (i.e., a RIC that invests at least 50% of its total assets in other RICs at the close of each quarter of its taxable year), and the Fund meets the distribution requirements described above, such Fund may file an election (the “pass-through election”) with the IRS pursuant to which shareholders of the Fund would be required to (i) include in gross income (in addition to taxable dividends actually received) their pro rata shares of foreign income taxes paid by the Fund, or in the case of a qualified fund of funds, such taxes paid by an underlying fund that has made the pass-through election, even though not actually received by such shareholders; and (ii) treat such respective pro rata portions as foreign income taxes paid by them. Each Fund making a pass-through election will furnish its shareholders with a written statement providing the amount of foreign taxes paid by the Fund that will “pass-through” for the year, if any.

Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder’s U.S. tax attributable to his or her total foreign source taxable income. For this purpose, if the pass-through election is made, the source of a Fund’s income will flow through to shareholders. The limitation on the foreign tax credit is applied separately to foreign source passive income, and to certain other types of income. Shareholders may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by a Fund. Various limitations, including a minimum holding period requirement, apply to limit the credit and deduction for foreign taxes for purposes of regular federal income tax and alternative minimum tax.

REITs. A Fund may invest in REITs. Investments in REIT equity securities may require a Fund to accrue and distribute taxable income without the concurrent receipt of cash. To generate sufficient cash to make the requisite distributions, a Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. A Fund’s investments in REIT equity securities may at other times result in its receipt of cash in excess of the REIT’s earnings; if such Fund distributes these amounts, these distributions could constitute a return of capital to its shareholders for federal income tax purposes.

Qualified REIT dividends (i.e., REIT dividends other than capital gain dividends and portions of REIT dividends designated as qualified dividend income) are eligible for a 20% federal income tax deduction in the case of individuals, trusts and estates. A Fund that receives qualified REIT dividends may elect to pass the special character of this income through to its shareholders. To be eligible to treat distributions from a Fund as qualified REIT dividends, a shareholder must hold shares of the Fund for more than 45 days during the 91-day period beginning on the date that is 45 days before the date on which the shares become ex dividend with respect to such dividend and the shareholder must not be under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. If a Fund does not elect to pass the special character of this income through to shareholders or if a shareholder does not satisfy the above holding period requirements, the shareholder will not be entitled to the 20% deduction for the shareholder’s share of the Fund’s qualified REIT dividend income) while direct investors in REITs may be entitled to the deduction.

A Fund may invest in REITs that hold residual interests in REMICs or taxable mortgage pools (“TMPs”), or such REITs may themselves constitute TMPs. Under an IRS notice, and U.S. Treasury regulations that have yet to be issued but may apply retroactively, a portion of a Fund’s income from a REIT that is attributable to the REIT’s residual interest in a REMIC or a TMP (referred to in the Code as an “excess inclusion”) will be subject to federal income tax in all events. This notice also provides, and the regulations are expected to provide, that excess inclusion income of a RIC, such as the Funds, will be allocated to shareholders of the RIC in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest or invested in the TMP directly. Tax exempt-shareholders, including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan and other tax-exempt entities should consider this before investing in a Fund. See “Tax-Exempt Shareholders.”

MLPs. A Fund may invest to a limited degree in MLPs that are treated as qualified publicly traded partnerships for federal income tax purposes. Net income derived from an interest in a qualified publicly traded partnership is included in the sources of income that satisfy the Qualifying Income Requirement. However, under the Diversification Requirement, no more than 25% of the value of a RIC’s total assets at the end of each fiscal quarter may be invested in securities of qualified publicly traded partnerships. If an MLP in which a Fund invests is taxed as a partnership for federal income tax purposes, the Fund will be taxable on its allocable share of the MLP’s income regardless of whether the Fund receives any distribution from the MLP. Thus, the Fund may be required to sell other securities in order to satisfy the distribution requirements to qualify as a RIC and to avoid federal income tax and the Excise Tax. Distributions to a Fund from an MLP that is taxed as a partnership for federal income tax purposes will constitute a return of capital to the extent of the Fund’s basis in its interest in the MLP. If a Fund’s basis is reduced to zero, distributions will generally constitute capital gain for federal income tax purposes.

Individuals, trusts and estates are eligible for a 20% federal income tax deduction for certain income from investments in MLPs that is included in the “combined qualified business income amount.” The Code currently does not contain a provision permitting a RIC to pass the special character of this income through to its shareholders. As a result, direct investors in MLPs may be entitled to this deduction while investors that invest in a Fund that invests in MLPs will not.

Distributions. Distributions paid out of a Fund’s current and accumulated earnings and profits (as determined at the end of the year), whether reinvested in additional shares or paid in cash, are generally taxable and must be reported by each shareholder who is required to file a federal income tax return. Distributions in excess of a Fund’s current and accumulated earnings and profits, as computed for federal income tax purposes, will first be treated as a return of capital up to the amount of a shareholder’s tax basis in his or her Fund shares and then as capital gain.

For federal income tax purposes, distributions of net investment income are generally taxable as ordinary income, and distributions of gains from the sale of investments that a Fund owned (or is treated as owning) for one year or less will be taxable as ordinary income. Distributions designated by a Fund as “capital gain dividends” (distributions from the excess of net long-term capital gain over net short-term capital losses) will be taxable to shareholders as long-term capital gain regardless of the length of time they have held their shares of such Fund. Such dividends do not qualify as dividends for purposes of the dividends received deduction or for qualified dividend income purposes as described below.

Distributions of “qualified dividend income” received by non-corporate shareholders of a Fund may be eligible for the long-term capital gain rate. A Fund’s distribution will be treated as qualified dividend income and therefore eligible for the long-term capital gain rate to the extent the Fund receives dividend income from taxable domestic corporations and certain qualified foreign corporations, provided that certain holding period and other requirements are met. A corporate shareholder of a Fund may be eligible for the dividends received deduction on such Fund’s distributions attributable to dividends received by such Fund from domestic corporations, which, if received directly by the corporate shareholder, would qualify for such a deduction. For eligible corporate shareholders, the dividends received deduction may be subject to certain reductions, and a distribution by a Fund attributable to dividends of a domestic corporation will be eligible for the deduction only if certain holding period and other requirements are met.

An additional 3.8% Medicare tax is imposed on certain net investment income (including dividends and capital gain distributions received from a Fund, other than exempt interest dividends, and net gains from redemptions or other taxable dispositions of shares of a Fund) of

U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount.

Each Fund will furnish a statement to shareholders providing the federal income tax status of its dividends and distributions including the portion of such dividends, if any, that qualifies as long-term capital gain.

Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions, and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans.

Shareholders are urged and advised to consult their own tax advisers for more information.

Purchases of Fund Shares. Prior to purchasing shares in a Fund, the impact of dividends or distributions which are expected to be or have been declared, but not paid, should be carefully considered. Any dividend or distribution declared shortly after a purchase of shares of a Fund prior to the record date will have the effect of reducing the per share NAV by the per share amount of the dividend or distribution, and to the extent the distribution consists of the Fund’s taxable income, the purchasing shareholder will be taxed on the taxable portion of the dividend or distribution received even though some or all of the amount distributed is effectively a return of capital.

Sales or Exchanges. Upon the disposition of shares of a Fund (whether by sale or exchange), a shareholder may realize a capital gain or loss. Such capital gain or loss will be long-term or short-term depending upon the shareholder’s holding period for the shares. The capital gain will be long-term if the shares were held for more than 12 months and short-term if held for 12 months or less. Any loss realized on a disposition will be disallowed under the “wash sale” rules to the extent that the shares disposed of by the shareholder are replaced by the shareholder (including through dividend reinvestment) within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of capital gain dividends received by the shareholder and disallowed to the extent of any distributions of exempt-interest dividends received by the shareholder with respect to such shares unless the Fund declared exempt-interest dividends on a daily basis in an amount equal to at least 90% of its net tax-exempt interest and distributes such dividends on a monthly or more frequent basis. Capital losses are generally deductible only against capital gains except that individuals may deduct up to $3,000 of capital losses against ordinary income.

The 3.8% Medicare contribution tax (described above) will apply to gains from the sale or exchange of a Fund’s shares.

Taxes on Creations and Redemptions of Creation Units. A person who purchases a Creation Unit by exchanging securities in-kind generally will recognize a gain or loss equal to the difference between (i) the sum of the market value of the Creation Units at the time of the exchange and any net amount of cash received by the Authorized Participant in the exchange and (ii) the sum of the purchaser’s aggregate basis in the securities surrendered and any net amount of cash paid for the Creation Units. A person who redeems Creation Units and receives securities in-kind from a Fund will generally recognize a gain or loss equal to the difference between the redeemer’s basis in the Creation Units, and the aggregate market value of the securities received and any net cash received. The IRS, however, may assert that a loss realized upon an in-kind exchange of securities for Creation Units or an exchange of Creation Units for securities cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position. Persons effecting in-kind creations or redemptions should consult their own tax adviser with respect to these matters. The Funds have the right to reject an order for Creation Units if the purchaser (or a group of purchasers) would, upon obtaining the Fund shares so ordered, own 80% or more of the outstanding shares of a Fund and if, pursuant to section 351 of the Code, a Fund would have a basis in the deposit securities different from the market value of such securities on the date of deposit. The Funds also have the right to require information necessary to determine beneficial share ownership for purposes of the 80% determinations.

Backup Withholding. Each Fund (or a financial intermediary, such as a broker, through which a shareholder holds Fund shares) generally is required to withhold, and remit to the U.S. Treasury, subject to certain exemptions, an amount equal to 24% of all distributions and redemption proceeds paid or credited to a shareholder of such Fund if (i) the shareholder fails to furnish such Fund with the correct taxpayer identification number (“TIN”) certified under penalties of perjury, (ii) the shareholder fails to provide a certified statement that the shareholder is not subject to backup withholding, or (iii) the IRS or a broker has notified such Fund that the number furnished by the shareholder is incorrect or that the shareholder is subject to backup withholding as a result of failure to report interest or dividend income. If the backup withholding provisions are applicable, any such distributions or proceeds, whether taken in cash or reinvested in shares, will be reduced by the amounts required to be withheld. Backup withholding is not an additional tax. Any amounts withheld may be credited against a shareholder’s U.S. federal income tax liability.

State and Local Taxes. State and local laws often differ from federal income tax laws with respect to the treatment of specific items of income, gain, loss, deduction and credit. Shareholders are urged and advised to consult their own tax advisers for more information.

Non-U.S. Shareholders. Distributions made to non-U.S. shareholders attributable to net investment income generally are subject to U.S. federal income tax withholding at a 30% rate (or such lower rate provided under an applicable income tax treaty). However, a Fund or broker will generally not be required to withhold tax on any amounts paid to a non-U.S. investor with respect to dividends attributable to “qualified short-term gain” (i.e., the excess of net short-term capital gain over net long-term capital loss) designated as such by the Fund and dividends attributable to certain U.S. source interest income that would not be subject to federal withholding tax if earned directly by a non-U.S. person, provided such amounts are properly designated by the Fund. A Fund may choose not to designate such amounts.

Notwithstanding the foregoing, if a distribution described above is effectively connected with the conduct of a trade or business carried on by a non-U.S. shareholder within the U.S. (or, if an income tax treaty applies, is attributable to a permanent establishment in the U. S.), federal income tax withholding and exemptions attributable to foreign persons will not apply and such distribution will be subject to the federal income tax, reporting and withholding requirements generally applicable to U.S. persons described above.

Under U.S. federal tax law, a non-U.S. shareholder is not, in general, subject to federal income tax or withholding tax on capital gains (and is not allowed a deduction for losses) realized on the sale of shares of a Fund or on capital gain dividends, provided that the Fund obtains a properly completed and signed certificate of foreign status, unless (i) such gains or distributions are effectively connected with the conduct of a trade or business carried on by the non-U.S. shareholder within the U.S. (or, if an income tax treaty applies, are attributable to a permanent establishment in the U.S. of the non-U.S. shareholder); (ii) in the case of an individual non-U.S. shareholder, the shareholder is present in the U.S. for a period or periods aggregating 183 days or more during the year of the sale and certain other conditions are met; or (iii) the shares of the Fund constitute U.S. real property interests (“USRPIs”), as described below.

Special rules apply to foreign persons who receive distributions from a Fund that are attributable to gains from USRPIs. The Code defines USRPIs to include direct holdings of U.S. real property and any interest (other than an interest solely as a creditor) in a “U.S. real property holding corporation” or former U.S. real property holding corporation. The Code defines a U.S. real property holding corporation as any corporation whose USRPIs make up 50% or more of the fair market value of its USRPIs, its interests in real property located outside the U.S., plus any other assets it uses in a trade or business. In general, if a Fund is a U.S. real property holding corporation (determined without regard to certain exceptions), distributions by the Fund that are attributable to (a) gains realized on the disposition of USRPIs by the Fund and (b) distributions received by the Fund from a lower-tier RIC or REIT that the Fund is required to treat as USRPI gain in its hands will retain their character as gains realized from USRPIs in the hands of the foreign persons and will be subject to U.S. federal withholding tax. In addition, such distributions could result in a foreign shareholder being required to file a U.S. tax return and pay tax on the distributions at regular U.S. federal income tax rates. The consequences to a non-U.S. shareholder, including the rate of such withholding and character of such distributions (e.g., ordinary income or USRPI gain) will vary depending on the extent of the non-U.S. shareholder’s current and past ownership of a Fund.

In addition, if a Fund is a U.S. real property holding corporation or former U. S. real property holding corporation, the Fund may be required to withhold U.S. tax upon a redemption of shares by a greater-than-5% shareholder that is a foreign person, and that shareholder would be required to file a U.S. income tax return for the year of the disposition of the USRPI and pay any additional tax due on the gain. However, no such withholding is generally required with respect to amounts paid in redemption of shares of a Fund if the Fund was a domestically controlled qualified investment entity, or, in certain other limited cases, if a Fund (whether or not domestically controlled) holds substantial investments in RICs that are domestically controlled qualified investment entities.

Subject to the additional rules described herein, federal income tax withholding will apply to distributions attributable to dividends and other investment income distributed by the Funds. The federal income tax withholding rate may be reduced (and, in some cases, eliminated) under an applicable tax treaty between the U.S. and the non-U.S. shareholder’s country of residence or incorporation. In order to qualify for treaty benefits, a non-U.S. shareholder must comply with applicable certification requirements relating to its foreign status (generally by providing a Fund with a properly completed Form W-8BEN).

Sections 1471-1474 of the Code and the U.S. Treasury and IRS guidance issued thereunder (collectively, the “Foreign Account Tax Compliance Act” or “FATCA”) generally requires a Fund to obtain information sufficient to identify the status of each of its shareholders. If a shareholder fails to provide this information or otherwise fails to comply with FATCA, a Fund may be required to withhold under FATCA at a rate of 30% with respect to that shareholder on Fund dividends and distributions. Proposed regulations (effective while pending) eliminate the withholding tax that was scheduled to apply, starting in 2019, to the proceeds of the sale, redemption, or exchange of Fund shares. A Fund may disclose the information that it receives from (or concerning) its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA, related intergovernmental agreements or other applicable law or regulation. Each investor is urged to consult its tax adviser regarding the applicability of FATCA and any other reporting requirements with respect to the investor’s own situation, including investments through an intermediary.

Foreign Bank and Financial Accounts and Foreign Financial Assets Reporting Requirements. A shareholder that owns directly or indirectly more than 50% by vote or value of a Fund, is urged and advised to consult its own tax adviser regarding its filing obligations with respect to FinCen Form 114, Report of Foreign Bank and Financial Accounts.

Tax-Exempt Shareholders. A tax-exempt shareholder could realize unrelated business taxable income (“UBTI”) by virtue of its investment in a Fund if shares in the Fund constitute debt financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b).

It is possible that a tax-exempt shareholder of a Fund will also recognize UBTI if such Fund recognizes “excess inclusion income” (as described above) derived from direct or indirect investments in REMIC residual interests or TMPs. Furthermore, any investment in a residual interest of a CMO that has elected to be treated as a REMIC can create complex tax consequences, especially if a Fund has state or local governments or other tax-exempt organizations as shareholders.

In addition, special tax consequences apply to charitable remainder trusts (“CRTs”) that invest in RICs that invest directly or indirectly in residual interests in REMICs or in TMPs.

Tax Shelter Reporting Regulations. Under U.S. Treasury regulations, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders are urged and advised to consult their own tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Shareholders are urged and advised to consult their own tax adviser with respect to the tax consequences of an investment in a Fund including, but not limited to, the applicability of state, local, foreign and other tax laws affecting the particular shareholder and to possible effects of changes in federal or other tax laws.

CUSTODIAN

The Bank of New York Mellon (“BNY”), 100 Colonial Center Parkway, Lake Mary, Florida 32746, is the Trust’s custodian. BNY acts as the Trust’s depository, safe keeps its portfolio securities, collects all income and other payments with respect thereto, disburses money as instructed and maintains records in connection with its duties.

TRANSFER AGENT

The Trust’s transfer agent is BNY, 240 Greenwich St., New York, NY 10286. BNY provides the Trust with transfer agency services, which include Creation Unit order processing. For providing transfer agent services to the Trust, BNY receives a monthly fee from each Fund, plus out-of-pocket expenses.

SUB-ADMINISTRATIVE AGENT

The Adviser provides administrative services to the Trust under an Administration Agreement and has sub-contracted certain accounting and administrative services to BNY. The sub-administrative services sub-contracted to BNY include accounting and pricing services, SEC filings, providing executive and administrative services and providing reports for meetings of the Board. The Adviser pays BNY a sub-administrative fee out of its administrative fee.

Set forth below are the sub-administrative fees paid by the Adviser to BNY Mellon with respect to the Predecessor Fund during the fiscal years (or periods) ended June 30.

		Sub-Administration
Fund	Date of Fiscal Period End	Fees Paid
	6/30/2023	$45,295
Touchstone Large Company Growth ETF (Predecessor Fund)	6/30/2024	$42,779
	6/30/2025	$46,514

LEGAL COUNSEL

K&L Gates LLP, One Congress Street, Suite 2900, Boston, Massachusetts 02114, serves as counsel to the Trust.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The firm of [_], has been selected as the independent registered public accounting firm for the Trust for the fiscal year ending December 31, 2026. [_] will perform an annual audit of the Trust’s financial statements, and advise the Trust as to certain accounting matters.

FINANCIAL STATEMENTS

The Large Company Growth ETF has adopted the financial statements of the Predecessor Fund. The Predecessor Fund’s audited financial statements for the fiscal year ended June 30, 2025, including the notes thereto and the report of [_] thereon, included in the Predecessor Fund’s most recent Form N-CSR, are hereby incorporated into this SAI by reference. A copy of the Trust’s prospectus, Form N-CSR, other information such as fund financial statements that the Funds file on Form N-CSR, or an annual report to shareholders may be obtained without charge by writing to the Trust at Three Canal Plaza, Suite 100, Portland, Maine 04101, by calling (833) 368-7383, or by downloading a copy at TouchstoneInvestments.com/Resources. You may also obtain the annual report or unaudited semi-annual report, Form N-CSR filings, as well as other information about the Trust, from the EDGAR Database on the SEC’s website at http://www.sec.gov.

[Form number]

APPENDIX A — DESCRIPTION OF SECURITIES RATINGS(1)

Moody’s Investors Service, Inc. (“Moody’s”) and S&P Global Ratings (“S&P”) are private services that provide ratings of the credit quality of debt obligations. A description of the ratings assigned by Moody’s and S&P are provided below. These ratings represent the opinions of these rating services as to the quality of the securities that they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. An adviser attempts to discern variations in credit rankings of the rating services and to anticipate changes in credit ranking. However, subsequent to purchase by a fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the fund. In that event, an adviser will consider whether it is in the best interest of a fund to continue to hold the securities.

Moody’s credit ratings are current opinions of the relative future credit risk of entities, credit commitments, or debt or debt-like securities. Moody’s defines credit risk as the risk that an entity may not meet its contractual, financial obligations as they come due and any estimated financial loss in the event of default. Credit ratings do not address any other risk, including but not limited to: liquidity risk, market value risk, or price volatility. Credit ratings are not statements of current or historical fact. Credit ratings do not constitute investment or financial advice, and credit ratings are not recommendations to purchase, sell, or hold particular securities. Credit ratings do not comment on the suitability of an investment for any particular investor. Moody’s issues its credit ratings with the expectation and understanding that each investor will make its own study and evaluation of each security that is under consideration for purchase, holding, or sale.

An S&P issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

(1) This Appendix A may contain information obtained from third parties, including ratings from credit ratings agencies such as S&P. Reproduction and distribution of third party content in any form is prohibited except with the prior written permission of the related third party. Third party content providers do not guarantee the accuracy, completeness, timeliness or availability of any information, including ratings, and are not responsible for any errors or omissions (negligent or otherwise), regardless of the cause, or for the results obtained from the use of such content. THIRD PARTY CONTENT PROVIDERS GIVE NO EXPRESS OR IMPLIED WARRANTIES, INCLUDING, BUT NOT LIMITED TO, ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE. THIRD PARTY CONTENT PROVIDERS SHALL NOT BE LIABLE FOR ANY DIRECT, INDIRECT, INCIDENTAL, EXEMPLARY, COMPENSATORY, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES, COSTS, EXPENSES, LEGAL FEES, OR LOSSES (INCLUDING LOST INCOME OR PROFITS AND OPPORTUNITY COSTS OR LOSSES CAUSED BY NEGLIGENCE) IN CONNECTION WITH ANY USE OF THEIR CONTENT, INCLUDING RATINGS. Credit ratings are statements of opinions and are not statements of fact or recommendations to purchase, hold or sell securities. They do not address the suitability of securities or the suitability of securities for investment purposes, and should not be relied on as investment advice. they issue, as well as structured finance securities backed by receivables or other financial assets.

Short-Term Credit Ratings

Moody’s

Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers: “P-1” - Ratings of Prime-1 reflect a superior ability to repay short-term obligations.

“P-2” - Ratings of Prime-2 reflect a strong ability to repay short-term obligations.

“P-3” - Ratings of Prime-3 reflect an acceptable ability to repay short-term obligations.

“NP” - Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

S&P

S&P’s short-term issue credit ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that typically means obligations with an original maturity of no more than 365 days-including commercial paper. Short-term issue credit ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. A long- term issue credit rating is typically assigned to an obligation with an original maturity of greater than 365 days. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating.

The following summarizes the rating categories used by S&P for short-term issues:

“A-1” - Obligations are rated in the highest category and indicate that the obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

“A-2” - Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

“A-3” - Obligations exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

“B” - Obligations are regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.

“C” - Obligations are currently vulnerable to nonpayment and are dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.

“D” - Obligations are in payment default. The “D” rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Local Currency and Foreign Currency Risks - Country risk considerations are a standard part of S&P’s analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor’s capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government’s own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

Long-Term Credit Ratings

Moody’s

Moody’s long-term ratings are opinions of the relative credit risk of financial obligations with an original maturity of eleven months or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings use Moody’s Global Scale and reflect both the likelihood of default and any financial loss suffered in the event of default.

The following summarizes the ratings used by Moody’s for long-term debt:

“Aaa” - Obligations rated “Aaa” are judged to be of the highest quality, subject to the lowest level of credit risk. “Aa” - Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.

“A” - Obligations rated “A” are judged to be upper-medium grade and are subject to low credit risk.

“Baa” - Obligations rated “Baa” are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

“Ba” - Obligations rated “Ba” are judged to be speculative and are subject to substantial credit risk. “B” - Obligations rated “B” are considered speculative and are subject to high credit risk.

“Caa” - Obligations rated “Caa” are judged to be of poor standing and are subject to very high credit risk.

“Ca” - Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

“C” - Obligations rated “C” are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from “Aa” through “Caa.” The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

S&P

Issue credit ratings are based, in varying degrees, on S&P’s analysis of the following considerations:

Likelihood of payment — capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

Nature of and provisions of the obligation;

Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

The following summarizes the ratings used by S&P for long-term issues:

“AAA” - An obligation rated “AAA” has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

“AA” - An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

“A” - An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

“BBB” - An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated “BB,” “B,” “CCC,” “CC,” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

“BB” - An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

“B” - An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB,” but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

“CCC” - An obligation rated “CCC” is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

“CC” - An obligation rated “CC” is currently highly vulnerable to nonpayment. The “CC” rating is used when a default has not yet occurred but S&P expects default to be a virtual certainty, regardless of the anticipated time to default.

“C” - An obligation rated “C” is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.

“D” - An obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within the next five business days in the absence of a stated grace period or within the earlier of the stated grace period or the next 30 calendar days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to “D” if it is subject to a distressed debt restructuring.

Plus (+) or minus (-) - The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

“NR” - This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

Local Currency and Foreign Currency Risks - Country risk considerations are a standard part of S&P’s analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor’s capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government’s own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

Municipal Note Ratings

Moody’s

Moody’s uses three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (“MIG”) and are divided into three levels - “MIG 1” through “MIG 3.” In addition, those short-term obligations that are of speculative quality are designated “SG”, or speculative grade. MIG ratings expire at the maturity of the obligation.

The following summarizes the ratings used by Moody’s for these short-term obligations:

“MIG 1” - This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

“MIG 2” - This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

“MIG 3” - This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

“SG” - This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned; a long- or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of risk associated with the ability to receive purchase price upon demand (“demand feature”). The second element uses a rating from a variation of the MIG scale called the Variable Municipal Investment Grade or “VMIG” rating scale.

When either the long- or short-term aspect of a VRDO is not rated, that piece is designated “NR”, e.g., “Aaa/NR” or “NR/VMIG 1.” VMIG rating expirations are a function of each issue’s specific structural or credit features.

“VMIG 1” - This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections.

“VMIG 2” - This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections.

“VMIG 3” - This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections.

“SG” - This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have a sufficiently strong short-term rating or may lack the structural or legal protections.

S&P

An S&P U.S. municipal note rating reflects S&P’s opinion about the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P’s analysis will review the following considerations:

Amortization schedule-the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and Source of payment-the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note. Note rating symbols are as follows:

“SP-1” - The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay debt service are given a plus (+) designation.

“SP-2” - The issuers of these municipal notes exhibit a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

“SP-3” - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

APPENDIX B — PROXY VOTING POLICY AND PROCEDURES

DSM CAPITAL PARTNERS LLC
PROXY VOTING POLICY AND PROCEDURES

It is DSM’s policy that all proxies be voted solely in the best interests of the beneficial owners of the securities. Proxies are an asset of a client that must be treated with the same care, diligence and loyalty as any asset belonging to a client. Towards that end, DSM is responsible for reviewing proxy proposals for all securities held in its model portfolio investment strategies and for making proxy voting decisions for its clients. DSM’s Proxy Voting Policy is below in Exhibit A and it may be amended from time to time. The policy indicates criteria to be used when evaluating proxy issues and positions DSM typically takes on certain proxy proposals. While the policy provides general guidelines, DSM might need to materially deviate from the policy. Also, as a matter of policy, DSM votes proxies for pooled investment vehicles that it manages and for ERISA accounts that require the investment manager to vote proxies. However, clients may wish to vote their own proxies.

PROCEDURES

Proxy Voting Committee

DSM has a Proxy Voting Committee (the “Committee”) comprised of Daniel Strickberger, Managing Partner and Chief Investment Officer, Meredith Meyer, Chief Operations Officer, Christopher Bertoni, Head Trader, Blair Barton, Senior Counsel, and Russell Katz, General Counsel and Chief Compliance Officer. The Committee meets quarterly and as necessary to discuss proxy issues.

The Committee’s role is to help administer and oversee the application of DSM’s proxy voting policy. The Committee is responsible for (i) developing and implementing this policy and the procedures described herein; (ii) overseeing and administering proxy voting on behalf of clients; (iii) reviewing proxy voting activity annually and as needed; and (iv) engaging and reviewing the Third-Party Administrator (discussed below).

Procedures for Voting of Proxies

When reviewing a proxy proposal, DSM may consider information from any and all sources. DSM may engage with the issuer of a proxy to discuss specific items and to obtain additional information on the proxy issue. DSM may also engage with management of these securities on a range of environmental, social or governance issues throughout the year. For additional assistance in reviewing proxies, DSM has contracted with an independent third party (currently, Institutional Shareholder Services Inc.) (the “Third Party Administrator”) to provide issue analysis and vote recommendations with respect to all proxy proposals. Please see below for additional information on the Third-Party Administrator.

Prior to a proxy voting deadline, a Portfolio Manager/Analyst at DSM will determine how to vote each proxy based on an analysis of the proposal. The Portfolio Manager/Analyst will then review the Policy in Exhibit A to assess whether their determination is consistent with the policy. If the Portfolio Manager/Analyst’s determination is inconsistent with DSM’s proxy voting policy, the proposal is to be brought to the attention of the Committee for resolution.

Portfolio Managers/Analysts are also responsible for assessing whether there are any material conflicts of interests with respect to a proxy issue. If no material conflicts of interests have been identified, DSM will vote proxies as directed by the Portfolio Manager/Analyst. If a material conflict exists, the conflict is to be brought to the attention of the Committee for resolution. DSM does not engage in any investment banking or corporate finance activities, nor does DSM produce research for publication. However, DSM personnel may have interests in securities, instruments, and companies that may be purchased or sold by DSM for its clients’ accounts. The interests of DSM and/or its personnel may conflict with the interests of DSM clients in connection with a proxy issue. If a potential conflict does arise, again, it is to be brought to the attention of the Committee.

DSM is not an “activist” in corporate governance and it is not an automatic supporter of management. Rather, DSM generally believes that the management teams of the companies in its model portfolio investment strategies are seeking to serve their shareholders’ interests. As such, DSM believes that managements’ proxy voting proposals are typically in the clients’ best interest. Therefore, it may be that DSM often votes with the recommendation of management.

Under current regulations, DSM is not required to vote every client proxy. There may be times when refraining from voting is in the client’s best interest, such as when an analysis of a particular proxy reveals that the cost of voting may exceed the expected benefit to the client. DSM may also not vote proxies or vote with management when proxies are issued by companies that DSM has sold out of its model portfolio investment strategies. DSM may also not vote proxies or vote with management for securities that were selected/held by a client because of the client’s other adviser and/or are unsupervised/non-managed assets as well as for money market securities. Proxies of issuers in certain countries could also cause issues for DSM. There may be administrative or operational issues that could cause DSM to determine that voting a proxy is not in the best interest of a client. In addition, DSM may receive the meeting notice without enough time to fully analyze the proxy or DSM may receive the proxy after the cut-off date. The market may require DSM to have a local agent with power of attorney to vote a proxy. In addition, proxy materials may not be in English. Furthermore, proxy voting in some countries require “Share Blocking”. In such cases, a client’s shares cannot be sold until the proxy meeting has occurred. DSM generally does not invest in mutual funds of its clients and therefore does not take any action on these proposals. These are just some examples in which DSM may not vote a proxy. In the event DSM votes a proxy in two different directions, such as when clients have different proxy voting policies, DSM shall maintain documentation to support the decision-making process.

Third Party Administrator

The Third-Party Administrator offers a U.S. policy, a European policy, a Canadian policy as well as specialty policies such as a Sustainability policy, a Faith-Based policy, a Taft-Hartley policy and a Public Fund policy, along with custom policies defined by its clients. On June 1, 2021, in an effort to better align its proxy voting policy with its role as a signatory to the Principles for Responsible Investing (PRI), DSM switched from the U.S. policy and the European policy to the Sustainability policy. A copy of all policies can be found at www.issgovernance.com.

As noted above, DSM has retained the Third-Party Administrator to analyze proxies’ issues and to make vote recommendations. DSM reviews these recommendations in making its own proxy voting decisions. Each year, the Third-Party Administrator undertakes a process to update the policies that inform its proxy voting recommendations. Typically, the Third-Party Administrator has a policy formulation process that collects feedback from a diverse range of market participants through multiple channels: an annual policy survey of institutional investors and corporate issuers, roundtables with industry groups, and ongoing feedback during proxy season. The Third- Party Administrator uses this input to develop updates on important governance issues, which are then published for open review and comment. This information is also available at www.issgovernance.com.

The Third-Party Administrator will be responsible for executing proxy votes, reporting of proxy voting and recordkeeping. The Third-Party Administrator will coordinate with each client’s custodian to help ensure that proxy materials reviewed by the custodians are processed in a timely fashion. In instances in which the Third-Party Administrator is unable to make a vote recommendation, DSM, based on such advice as it deems necessary, will determine the manner in which to vote such proxy.

The Committee will notify the Third-Party Administrator of any changes to the DSM policy or any deviations thereof. DSM periodically samples the voting activity by the Third-Party Administrator for compliance with DSM instructions and conducts sample reconciliations with client account holdings for accuracy. DSM also conducts an annual review of the Third-Party Administrator that is reasonably designed to assess the adequacy and quality of its staffing and personnel, and whether it has policies and procedures that enable it to make proxy voting recommendations based on current and accurate information and to identify and address conflicts of interest relating to its voting recommendations.

Recordkeeping

DSM is required to maintain in an easily accessible place for five years all records relating to proxy voting. These records include the following:

a copy of its proxy voting policy;

a copy of each proxy statement received on behalf of DSM’s clients; a record of each vote cast on behalf of DSM’s clients;

a copy of all documents created by DSM’s personnel that were material to making a decision on a vote or that memorializes the basis for the decision; and

a copy of each written request by a client for information on how DSM voted proxies, as well as a copy of any written response.

DSM reserves the right to maintain certain proxy records with the Third-Party Administrator or any other entity in accordance with all applicable regulations.

Disclosure

Any client may obtain information about how DSM voted its proxies (but not the proxies of another client) and/or a copy of DSM’s proxy voting policy, without cost, by calling 561-618-4000 or by writing to DSM at 7111 Fairway Drive, Suite 350, Palm Beach Gardens, Florida 33418, Attn: Legal and Compliance. A client may also obtain information on how DSM voted proxies for the prior calendar year, at both the Firm and model portfolio investment strategy level, at https://dsmcapital.com/stewardship/.

Class Actions & Legal Proceedings

Generally, an investment adviser’s ability, authority and responsibility does not include acting on a client’s behalf in class actions and/or legal proceedings.

Board of Directors

DSM considers director elections to be a very important voting decisions that shareholders make. Boards should be sufficiently independent from management so as to ensure that they are able and motivated to effectively supervise management’s performance for the benefit of all shareholders, including in setting and monitoring the execution of corporate strategy, with appropriate use of shareholder capital, and in setting and monitoring executive compensation programs that support that strategy. The chair of the board should ideally be an independent director, and all boards should have an independent leadership position or a similar role in order to help provide appropriate counterbalance to executive management, as well as having sufficiently independent committees that focus on key governance concerns such as audit, compensation, and nomination of directors.

DSM will generally oppose non-independent director nominees if the board is not composed of a majority of independent directors and will typically vote against or withhold from non-independent directors who sit on key board committees. DSM will also generally vote against or withhold from the chair of the nominating committee, or other nominees on a case-by-case basis, if the board lacks at least one director of an underrepresented gender identity or where the board has no apparent racially or ethnically diverse members. The election of directors who have failed to attend a minimum of 75 percent of board and committee meetings held during the year will generally be opposed. Furthermore, DSM will generally vote against or withhold from a director nominee who serves on an excessive number of boards. A non-CEO director will typically be deemed “overboarded” if they sit on more than five public company boards while CEO directors will be considered as such if they typically serve on more than two public company boards besides their own.

In addition, DSM will generally vote against or withhold from directors individually, committee members, or potentially the entire board, for failure to adequately guard against or manage ESG risks or for lack of sustainability reporting in the company’s public documents and/ or website in conjunction with a failure to adequately manage or mitigate ESG risks. For companies that are significant greenhouse gas emitters, through their operations or value chain, DSM will generally vote against or withhold from the incumbent chair of the responsible committee (or other directors on a case-by-case basis) in cases where DSM determines that the company is not taking the minimum steps needed to be aligned with a Net Zero by 2050 trajectory.

DSM generally supports requests asking for the separation of the positions of chairman and CEO, and shareholder proposals calling for greater access to the board, affording shareholders the ability to nominate directors to corporate boards. DSM may generally vote against or withhold from directors at companies where problematic pay practices exist, and where boards have not been accountable or responsive to their shareholders.

Board Responsiveness

DSM will vote case-by-case on individual directors, committee members, or the entire board of directors as appropriate if the board fails to act on a shareholder proposal that received the support of a majority of the shares in the previous year. When evaluating board responsiveness issues, DSM takes into account other factors including the board’s failure to act on takeover offers where the majority of shares are tendered; if at the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold/against vote; or if the board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received the plurality of votes cast.

Auditors

While it is generally recognized that the company is in the best position to evaluate the competence of its outside accountants, DSM believes that outside accountants must ultimately be accountable to shareholders. Given the rash of accounting irregularities that were not detected by audit panels or auditors over the recent past, shareholder ratification is an essential step in restoring investor confidence. DSM will generally vote against the ratification of the auditor in cases where fees for non-audit services are excessive without adequate explanation.

Takeover Defenses / Shareholder Rights

Topics in this category include shareholders’ ability to call a special meeting or act by written consent, the adoption or redemption of poison pills, unequal voting rights, fair price provisions, greenmail, supermajority vote requirements, and confidential voting. DSM will generally vote for management proposals allowing for the convening of shareholder meetings by electronic means, so long as they do not preclude in-person meetings. Companies are encouraged to disclose the circumstances under which virtual-only meetings would be held, and to allow for comparable rights and opportunities for shareholders to participate electronically as they would have during an in-person meeting. DSM generally opposes takeover defenses, as they limit shareholder value by eliminating the takeover or control premium for the company. As owners of the company, shareholders should be given the opportunity to decide on the merits of takeover offers. Further, takeover devices can be used to entrench a board that is unresponsive to shareholders on both governance and corporate social responsibility issues.

Capital Structures

Capital structure related topics include proposals for increases in authorized stock, stock splits and reverse stock splits, issuances of blank check preferred stock, debt restructurings, and share repurchase plans. DSM typically supports a one-share, one-vote policy and generally opposes mechanisms that skew voting rights. DSM typically supports capital requests that provide companies with adequate financing flexibility while protecting shareholders from excessive dilution of their economic and voting interests. Proposals to increase common stock are evaluated by DSM on a case-by-case basis, taking into account the company’s past use of share authorizations and elements of the current request.

Executive and Director Compensation

The Dodd-Frank Wall Street Reform and Consumer Protection Act requires advisory shareholder votes on executive compensation (Say on Pay), an advisory vote on the frequency of say on pay, as well as a shareholder advisory vote on golden parachute compensation. DSM will generally vote against Say on Pay proposals if there is an unmitigated misalignment between CEO pay and company performance, the company maintains problematic pay practices, and the board exhibits a significant level of poor communication and responsiveness to shareholders. DSM will vote case-by-case on certain equity-based compensation plans depending on a combination of certain plan features and equity grant practices, where positive factors may counterbalance negative factors, and vice versa, as evaluated using an “equity plan scorecard” approach.

Mergers and Corporate Restructurings

Mergers, acquisitions, spinoffs, re-incorporations, and other corporate restructuring plans are evaluated by DSM on a case-by-case basis, given the potential for significant impact on shareholder value and on shareholders’ economic interests. In addition, these corporate actions can have a significant impact on community stakeholders and the workforce, and may affect the levels of employment, community lending, equal opportunity, and impact on the environment.

Miscellaneous Governance Provisions

DSM evaluates proposals that concern governance issues such as shareholder meeting adjournments, quorum requirements, corporate name changes, and bundled or conditional proposals on a case-by-case basis taking into account the impact on shareholder rights.

SHAREHOLDER PROPOSALS

Shareholder Proposals on Corporate Governance and Executive Compensation

Shareholder proposals include, but are not limited to, board-related issues, shareholder rights and board accountability issues, as well as compensation matters. Each year, shareholders file numerous proposals that address key issues regarding corporate governance and executive compensation. DSM seeks to evaluates these proposals from the perspective that good corporate governance practices can have positive implications for a company and its ability to maximize shareholder value. Proposals that seek to improve a board’s accountability to its shareholders and other stakeholders are generally supported.

Shareholder Proposals on Social and Environmental Topics

Shareholder proposals on social and environmental topics include, but are not limited to, workplace diversity and safety topics, codes of conduct, labor standards and human rights, the environment and energy, weapons, consumer welfare, and public safety. Socially responsible shareholder resolutions are receiving a great deal more attention from institutional shareholders than they have in the past. In addition to the moral and ethical considerations of these proposals, there is a growing recognition of their potential impact on the economic performance of the company. While focusing on value enhancement through risk mitigation and exposure to new sustainability-related opportunities, these proposals also seek standardized reporting on ESG issues, request information regarding an issuer’s adoption of, or adherence to, relevant norms, standards, codes of conduct or universally recognized international initiatives to promote disclosure and transparency. DSM generally supports standards-based ESG shareholder proposals that enhance long-term shareholder value while aligning the interests of the company with those of society at large.

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